As filed with the Securities and Exchange Commission on January 8, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Neil J. Hennessy
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2014

Date of reporting period:  October 31, 2014

Item 1. Reports to Stockholders.

ANNUAL REPORT

OCTOBER 31, 2014

HENNESSY CORNERSTONE
GROWTH FUND

Investor Class HFCGX
Institutional Class HICGX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	34
Proxy Voting	36
Quarterly Filings on Form N-Q	36
Householding	36
Privacy Policy	37

HENNESSY FUNDS                                                                                                           1-800-966-4354

December 2014

Dear Shareholder:

As I look back at 2014, I realize that in this age of rapidly evolving technology, information is delivered and absorbed so quickly that it is difficult to remember what happened last week, let alone what’s happened over the course of an entire year. That is why I’d like to take a moment to recall some of the year’s highs and lows, economically, politically and socially, here in the U.S. and around the globe. 2014 was scarred by political partisanship, civil unrest in the U.S., Ukraine and many other countries, the arrival of terrorist group ISIS, the tragedies of school shootings and natural disasters, and the frightening outbreak of Ebola.  However, there were also positive events this year: we survived a government shutdown over healthcare reform, jobs reports have been consistently, albeit anemically, improving, and home prices remained relatively stable, after recovering significantly in 2013. And, important to us here at Hennessy, our hometown team, the San Francisco Giants, won their third World Series in just five years!

A significant event for the financial industry this past year was the confirmation of Janet Yellen as Chair of the Federal Reserve, which served to calm the nerves of business and political leaders alike.  I believe Yellen’s leadership will benefit U.S. business owners, as the Fed continues to be a voice of reason in a sea of political and economic rhetoric.  The Fed has also supported the economy and corporate America by helping keep interest rates reasonable and low.

The stock market has continued its determined comeback from the lows of 2009, setting multiple record highs in recent months. The U.S. financial markets have provided strong returns over the past twelve-month period ended October 31, 2014, with the Dow Jones Industrial Average (DJIA) returning over 14% and S&P 500 Index returning over 17% during the period. The DJIA currently has a dividend yield of 2.2%, which is equal to that of a 10-Year U.S. Treasury, which is currently also yielding 2.2%. I continue to believe that investments in high-yielding, high-quality stocks have the potential to not only provide income but also the potential for stock price appreciation as well. Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals. American investors are slowly migrating from fixed income to equities. Currently, 54% of Americans invest in stocks, and I do expect this percentage to increase, especially if interest rates move higher.

For the past several years, U.S. corporations have been driving shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure and buying back stock. However, this year I began to see a shift from those strategies. I believe the easier to execute acquisitions are a thing of the past, and firms now have to be even more creative to execute accretive deals. I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  What will these cash-rich companies do with their capital if they are not raising dividends or buying back stock?  I believe they may begin to initiate capital expenditure programs that could truly benefit economic growth.

Liquidity and monetary conditions are supportive, causing the cost of capital to be very low. I believe firms will choose to spend capital to expand their sales, and they may even begin to hire in earnest. Once a company begins to move in this way, the cost to

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defer becomes real for competitors. With almost $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies, a strategic shift by firms to spend their idle capital, while slow, could potentially further economic growth in the U.S. in my opinion.

Economic progress and growth remain slow, yet steady, and unemployment, though improving, remains high. Oil prices have fallen, giving consumers a bit more discretionary income.  While the midterm elections may not end all of the gridlock in Washington, hopefully we will receive clarity on the political headwinds of taxes and regulations, which have not improved over the past several years.

The markets have had several quarters without any truly significant downturn. The pullbacks we recently experienced, most notably in July and October, were short-lived, as evidenced by the quick rebound to record high market levels.  I firmly believe that we are in a secular bull market, and I continue to tell investors to try to remain calm in the face of volatility and continue to focus on the strong, long-term fundamentals that are evident in the market today.  Many companies continue to have strong balance sheets, with record cash flows and profits. With this current bull market in its fifth year, investors should expect some volatility.

I am encouraged by the strong returns for the major U.S. financial market indices and by the performance of the Hennessy Funds over the past year. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength. A firm’s cash flow is the movement of cash in and out of the firm in the form of payments to suppliers and collections from customers. Dividend Yield is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on multiple factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2014

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Growth Fund –
Investor Class (HFCGX)	19.36%	16.22%	5.41%
Hennessy Cornerstone Growth Fund –
Institutional Class (HICGX)(1)	19.70%	16.58%	5.63%
Russell 2000® Index	8.06%	17.39%	8.67%
S&P 500 Index	17.27%	16.69%	8.20%

Expense ratios: 1.29% (Investor Class); Gross 1.11%, Net 0.98%(2) (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of the Institutional Class shares is March 3, 2008. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(2)	With regard to Institutional Class shares, the Fund’s investment advisor has contractually agreed to waive a portion of its expenses indefinitely.

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PERFORMANCE NARRATIVE

Portfolio Managers Neil Hennessy and Brian Peery
Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2014, the Investor Class of the Hennessy Cornerstone Growth Fund returned 19.36%, significantly outperforming the Russell 2000® Index and the Morningstar Small Blend Category Average, which returned 8.06% and 7.66%, respectively, and also outperforming the S&P 500 Index, which returned 17.27% for the same period.

We are very pleased with the overall performance of the Fund during the previous twelve months versus its benchmarks. While the Fund’s relative outperformance was actually hampered by the sector allocation, stock selection more than made up the difference and was the primary driver of the Fund’s performance. The biggest contribution to the Fund’s outperformance versus its benchmarks was in the Industrial sector, where the Fund’s stock selection amounted to roughly half of the outperformance relative to the Russell 2000® Index. The largest detractor to the Fund’s performance was its slight overweighting in the Energy sector.

Additional Portfolio Manager commentary and related investment outlook:

We noted in the most recent semi-annual report that the Russell 2000® Index had dropped below its 200-day moving average, which is a negative if you own momentum stocks in the small-cap arena. Combine that with the general underperformance of small-cap stocks versus large-cap stocks, and the recent market correction and one would surely have thought it would be a difficult time for the portfolio. However, by adhering to our strict investment methodology, which includes keeping only a small portion of the Fund’s assets in cash, the performance of the Fund rebounded quickly, alongside the market. Fortunately, the stocks within the portfolio performed extremely well, in large part due to our “growth at a reasonable price” stock selection approach. By only buying stocks whose price-to-sales ratio is below 1.5, we were able to side step a good deal of the volatility seen in high multiple stocks and deliver strong performance for the year.

We continue to believe that the economy has been progressing nicely and one need only take a quick reflection on the overall economy to see the potential opportunities. As it stands currently, corporate profits are at record highs, companies have been adding over 200,000 jobs a month, the unemployment rate is at its lowest level in over six years, and GDP is improving faster than many expected. Add to that declining oil prices, a healthy housing market and a healthy stock market and there are a lot of positive factors that lead us to believe the five-year bull market we have enjoyed is sustainable for the next couple of years.

We continue to see positive signs in both revenue growth and the all-important corporate capital expenditures levels. Over the last twelve months, we have seen a slight disconnect between earnings and revenues, with earnings showing healthy gains, largely due to cost containment, while revenue growth lagged. With few cost cuts seemingly left to be made, companies appear to be beginning to utilize their healthy balance sheets to focus on organic growth, which we expect will drive corporate spending higher. In fact, we anticipate the U.S. economy will expand nicely over the next 12 to 18 months and that the markets should benefit from this flow of capital. While excess cash has largely been directed toward acquisitions, increasing dividends, and/or stock buybacks recently, we believe this shift in corporate spending has the potential to reward shareholders over the longer term.

We are confident that there are opportunities in the small-cap and mid-cap space, especially in some of the more cyclical sectors. We believe the cyclical companies, which

HENNESSY FUNDS                                                                                                           1-800-966-4354

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are those companies most sensitive to economic growth, should do well as the economy continues to improve. The Fund is currently overweight cyclical stocks versus its benchmarks and will remain so until its portfolio is rebalanced and perhaps beyond.

The Russell 2000® Index is an unmanaged index commonly used to measure the performance of U.S. small-cap stocks.  The S&P 500 is an index commonly used to measure the performance of U.S. stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund invests in small- and medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Price-to-sales ratio is a tool for calculating a stock’s valuation relative to other companies.  It is calculated by dividing a stock’s current price by its revenue per share.

Each Morningstar category average represents a universe of funds with similar investment objectives.  ©Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

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Financial Statements

Schedule of Investments

HENNESSY CORNERSTONE GROWTH FUND

As of October 31, 2014
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Southwest Airlines Co.	2.87%
Core-Mark Holding Co., Inc.	2.66%
Universal Insurance Holdings, Inc.	2.59%
Super Micro Computer, Inc.	2.58%
Tuesday Morning Corp.	2.56%
Green Plains Renewable Energy, Inc.	2.45%
Jack In The Box, Inc.	2.39%
Alaska Air Group, Inc.	2.37%
Targa Resources Corp.	2.36%
United Rentals, Inc.	2.35%

Note:  For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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COMMON STOCKS – 94.05%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 25.47%
Advance Auto Parts, Inc.	35,400	$5,202,384	2.05%
Carmike Cinemas, Inc. (a)	156,327	5,010,281	1.98%
Core-Mark Holding Co., Inc.	116,044	6,734,033	2.66%
G-III Apparel Group, Ltd. (a)	66,600	5,284,710	2.09%
Jack In The Box, Inc.	85,100	6,045,504	2.39%
Jarden Corp. (a)	74,900	4,875,241	1.92%
La-Z-Boy, Inc.	163,600	3,739,896	1.48%
MDC Partners, Inc. (b)	178,197	3,688,678	1.46%
Papa Johns International, Inc.	92,600	4,329,976	1.71%
The Goodyear Tire & Rubber Co.	166,100	4,024,603	1.59%
The New York Times Co.	310,700	3,989,388	1.58%
Tuesday Morning Corp. (a)	318,011	6,484,244	2.56%
Visteon Corp. (a)	54,000	5,070,600	2.00%
		64,479,538	25.47%

Consumer Staples – 1.90%
Tyson Foods, Inc., Class A	119,400	4,817,790	1.90%

Energy – 8.22%
Exterran Holdings, Inc.	124,800	4,908,384	1.94%
Green Plains Renewable Energy, Inc.	181,100	6,193,620	2.45%
Matrix Service Co. (a)	148,927	3,732,111	1.47%
Targa Resources Corp.	46,500	5,981,295	2.36%
		20,815,410	8.22%

Financials – 7.84%
BGC Partners, Inc.	639,173	5,420,187	2.14%
CNO Financial Group, Inc.	245,300	4,447,289	1.76%
LPL Financial Holdings, Inc.	82,900	3,431,231	1.35%
Universal Insurance Holdings, Inc.	374,700	6,557,250	2.59%
		19,855,957	7.84%

Health Care – 6.21%
Alere, Inc. (a)	126,600	5,060,202	2.00%
CIGNA Corp.	58,800	5,854,716	2.31%
MWI Veterinary Supply, Inc. (a)	28,300	4,801,236	1.90%
		15,716,154	6.21%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials – 34.19%
Aceto Corp.	236,884	$5,386,742	2.13%
Alaska Air Group, Inc.	112,600	5,993,698	2.37%
Curtiss Wright Corp.	70,200	4,858,542	1.92%
Delta Air Lines, Inc.	142,700	5,740,821	2.27%
Engility Holdings, Inc. (a)	109,846	4,745,347	1.87%
Huntington Ingalls Industries, Inc.	46,900	4,962,958	1.96%
John Bean Technologies Corp.	152,186	4,561,015	1.80%
L-3 Communications Holdings, Inc.	39,600	4,809,816	1.90%
Lennox International, Inc.	50,600	4,499,352	1.77%
Lockheed Martin Corp.	28,000	5,335,960	2.11%
Northrop Grumman Corp.	37,600	5,187,296	2.05%
Primoris Services Corp.	136,200	3,911,664	1.54%
Raytheon Co.	47,000	4,882,360	1.93%
Southwest Airlines Co.	211,000	7,275,280	2.87%
The Manitowoc Co., Inc.	155,500	3,240,620	1.28%
United Continental Holdings, Inc. (a)	99,200	5,238,752	2.07%
United Rentals, Inc. (a)	54,100	5,954,246	2.35%
		86,584,469	34.19%

Information Technology – 6.45%
CSG Systems International, Inc.	166,600	4,416,566	1.74%
Hewlett-Packard Co.	150,000	5,382,000	2.13%
Super Micro Computer, Inc. (a)	204,700	6,542,212	2.58%
		16,340,778	6.45%

Materials – 3.77%
AK Steel Holding Corp. (a)	653,100	4,943,967	1.95%
PolyOne Corp.	124,300	4,600,343	1.82%
		9,544,310	3.77%

Total Common Stocks
(Cost $193,157,779)		238,154,406	94.05%

RIGHTS – 0.00%
Health Care – 0.00%
Forest Laboratories, Inc. (a)(c)	5,500	5,225	0.00%

Total Rights
(Cost $0)		5,225	0.00%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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PARTNERSHIPS – 1.69%	Number		% of
	of Shares	Value	Net Assets
Energy – 1.69%
NGL Energy Partners LP	124,279	$4,270,226	1.69%

Total Partnerships
(Cost $4,197,531)		4,270,226	1.69%

SHORT-TERM INVESTMENTS – 4.00%
Money Market Funds – 4.00%
Fidelity Government Portfolio –
Institutional Class, 0.01% (d)	10,129,106	10,129,106	4.00%

Total Short-Term Investments
(Cost $10,129,106)		10,129,106	4.00%

Total Investments
(Cost $207,484,416) – 99.74%		252,558,963	99.74%
Other Assets in
Excess of Liabilities – 0.26%		666,661	0.26%
TOTAL NET ASSETS – 100.00%		$253,225,624	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	Security is fair valued in good faith.
(d)	The rate listed is the fund’s 7-day yield as of October 31, 2014.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at October 31, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3		Total
Consumer Discretionary	$64,479,538	$—	$—		$64,479,538
Consumer Staples	4,817,790	—	—		4,817,790
Energy	20,815,410	—	—		20,815,410
Financials	19,855,957	—	—		19,855,957
Health Care	15,716,154	—	—		15,716,154
Industrials	86,584,469	—	—		86,584,469
Information Technology	16,340,778	—	—		16,340,778
Materials	9,544,310	—	—		9,544,310
Total Common Stocks	$238,154,406	$—	$—		$238,154,406
Rights
Health Care	$—	$—	$5,225		$5,225
Total Rights	$—	$—	$5,225	*	$5,225
Partnerships
Energy	$4,270,226	$—	$—		$4,270,226
Total Partnerships	$4,270,226	$—	$—		$4,270,226
Short-Term Investments
Money Market Funds	$10,129,106	$—	$—		$10,129,106
Total Short-Term Investments	$10,129,106	$—	$—		$10,129,106
Total Investments	$252,553,738	$—	$5,225		$252,558,963

*  Acquired in merger.

Transfers between levels are recognized at the end of the reporting period. During the one-year period ended October 31, 2014, the Fund recognized no transfers between levels.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Rights
Balance as of October 31, 2013	$5,225
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
(Sales)	—
Transfer in and/or out of Level 3	—
Balance as of October 31, 2014	$5,225

Change in unrealized appreciation/depreciation during the period for
Level 3 investments held at October 31, 2014	$—

The Level 3 investments as of October 31, 2014 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in securities, at value (cost $207,484,416)	$252,558,963
Dividends and interest receivable	44,107
Receivable for fund shares sold	1,024,070
Return of capital receivable	75,655
Prepaid expenses and other assets	22,624
Total Assets	253,725,419

LIABILITIES:
Payable for fund shares redeemed	184,957
Payable to advisor	146,919
Payable to administrator	58,143
Payable to auditor	22,919
Accrued service fees	17,920
Accrued interest payable	157
Accrued trustees fees	2,278
Accrued expenses and other payables	66,502
Total Liabilities	499,795
NET ASSETS	$253,225,624

NET ASSETS CONSIST OF:
Capital stock	$358,228,819
Accumulated net investment loss	(994,593)
Accumulated net realized loss on investments	(149,083,149)
Unrealized net appreciation on investments	45,074,547
Total Net Assets	$253,225,624

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$227,682,483
Shares issued and outstanding	12,191,758
Net asset value, offering price and redemption price per share	$18.68

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$25,543,141
Shares issued and outstanding	1,338,902
Net asset value, offering price and redemption price per share	$19.08

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2014

INVESTMENT INCOME:
Dividend income(1)	$2,616,144
Interest income	594
Total investment income	2,616,738

EXPENSES:
Investment advisory fees (See Note 5)	1,826,409
Administration, fund accounting, custody and transfer agent fees	449,986
Sub-transfer agent expenses – Investor Class (See Note 5)	317,684
Sub-transfer agent expenses – Institutional Class (See Note 5)	11,691
Service fees – Investor Class (See Note 5)	221,592
Federal and state registration fees	38,019
Reports to shareholders	35,169
Audit fees	23,555
Compliance expense	21,488
Trustees’ fees and expenses	10,997
Legal fees	7,000
Other expenses	23,521
Total expenses before waiver	2,987,111
Administrative expense waiver (See Note 5)	(13,641)
Net expenses	2,973,470
NET INVESTMENT LOSS	$(356,732)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$44,803,198
Net change in unrealized depreciation on investments	(404,454)
Net gain on investments	44,398,744
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,042,012

(1)  Net of foreign taxes withheld of $15,412.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Year Ended		Year Ended
	October 31, 2014		October 31, 2013
OPERATIONS:
Net investment loss	$(356,732)		$(632,613)
Net realized gain on investments	44,803,198		51,423,472
Net change in unrealized appreciation (depreciation)
on investments	(404,454)		16,444,675
Net increase in net assets resulting from operations	44,042,012		67,235,534

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	13,584,680		41,940,983
Proceeds from shares subscribed – Institutional Class	2,181,382		3,016,344
Cost of shares redeemed – Investor Class	(46,133,939	)(1)	(147,291,804)
Cost of shares redeemed – Institutional Class	(7,504,821	)(1)	(20,555,666)
Net decrease in net assets derived
from capital share transactions	(37,872,698)		(122,890,143)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,169,314		(55,654,609)

NET ASSETS:
Beginning of year	247,056,310		302,710,919
End of year	$253,225,624		$247,056,310
Undistributed net investment loss, end of year	$(994,593)		$(650,206)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	780,130		3,204,921
Shares sold – Institutional Class	122,952		216,262
Shares redeemed – Investor Class	(2,701,648)		(10,550,825)
Shares redeemed – Institutional Class	(429,220)		(1,522,417)
Net decrease in shares outstanding	(2,227,786)		(8,652,059)

(1)
Net of redemption fees of $34 and $46 for the Investor Class and Institutional Class shares, respectively, related to redemption fees imposed by the FBR Small Cap Fund (which was reorganized into the Fund) during a prior year but not received until the year ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations

Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(1)

(1)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$15.65	$12.38	$9.97	$10.28	$8.81

(0.04)	(0.11)	(0.07)	(0.08)	(0.10)
3.07	3.38	2.48	(0.23)	1.57
3.03	3.27	2.41	(0.31)	1.47

$18.68	$15.65	$12.38	$9.97	$10.28

19.36%	26.41%	24.17%	(3.02)%	16.69%

$227.68	$220.83	$265.60	$184.40	$207.11
1.23%	1.29%	1.34%	1.33%	1.34%
(0.17)%	(0.26)%	(0.66)%	(0.78)%	(0.89)%
84%	105%	90%	106%	103%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$15.94	$12.57	$10.09	$10.37	$8.86

0.06	0.01	(0.04)	(0.05)	(0.07)
3.08	3.36	2.52	(0.23)	1.58
3.14	3.37	2.48	(0.28)	1.51

$19.08	$15.94	$12.57	$10.09	$10.37

19.70%	26.81%	24.58%	(2.70)%	17.04%

$25.54	$26.23	$37.11	$2.53	$3.12

1.03%	1.11%	1.11%	1.09%	1.09%
0.98%	0.98%	9.98%	0.98%	0.98%

0.03%	(0.01)%	(0.51)%	(0.55)%	(0.64)%
0.08%	0.12%	(0.38)%	(0.44)%	(0.53)%
84%	105%	90%	106%	103%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Notes to Financial Statements October 31, 2014

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy Mutual Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is long-term growth of capital.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2014 fiscal year have been identified

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and appropriately reclassified on the Statement of Assets and Liabilities. The adjustments are as follow:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$12,345	$(52,841)	$40,496

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for

HENNESSY FUNDS                                                                                                           1-800-966-4354

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securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

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3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker

HENNESSY FUNDS                                                                                                           1-800-966-4354

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quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2014 are included in the Fund’s Schedule of Investments.

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4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2014 were $201,983,345 and $248,423,401, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable for the Fund as of October 31, 2014 were $146,919.

The Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all Federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceed 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares can only be terminated by the Board.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2014, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable for the Fund as of October 31, 2014 were $17,920.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the fiscal year ended October 31, 2014 were $329,375.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the fiscal ended October 31, 2014 were $436,345.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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USBFS has voluntarily waived all or a portion of its fees allocated to the Institutional Class shares of the Fund.  The administration fees voluntarily waived by USBFS during the fiscal year ended October 31, 2014 were $13,641.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the fiscal year ended October 31, 2014, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follow:

Cost of investments for tax purposes	$207,541,593
Gross tax unrealized appreciation	$49,891,912
Gross tax unrealized depreciation	(4,874,542)
Net tax unrealized appreciation	$45,017,370
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated loss	$(150,020,565)
Total accumulated loss	$(105,003,195)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and partnership adjustments.

At October 31, 2014, the Fund had capital loss carryforwards that expire as follows:

$2,080,428	10/31/16
$146,945,544	10/31/17

During the year ended October 31, 2014, the capital loss carry forwards utilized for the Fund were $45,342,213.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2014, the Fund deferred, on a tax basis, a post-December late year ordinary loss deferral of $994,593.

The Fund did not pay any distributions during fiscal year 2014 or fiscal year 2013.

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8.)  AGREEMENT AND PLAN OF REORGANIZATION

On December 11, 2013, the Board approved an Agreement and Plan of Reorganization (the “Agreement”), of the Hennessy Cornerstone Growth Fund (the “New Fund”), pursuant to which the New Fund would be a successor to the corresponding series of the same name of Hennessy Mutual Funds, Inc., a Maryland corporation (the “Predecessor Fund”).  The Agreement provided for the transfer of assets of the Predecessor Fund to the New Fund and the assumption of the liabilities of the Predecessor Fund by the New Fund.  The New Fund had the same investment objective and substantially similar principal investment strategies as the Predecessor Fund.  The reorganization was effective as of the close of business on February 28, 2014.  The following table illustrates the specifics of the reorganization:

	Shares of the New Fund
Predecessor Fund	Issued to Shareholders of	New Fund	Combined	Tax Status
Net Assets	the Predecessor Fund	Net Assets	Net Assets	of Transfer
$252,177,309(1)	14,754,804	$252,177,309	$252,177,309	Non-taxable

(1)	Included accumulated realized losses and unrealized appreciation in the amounts of $(152,482,828) and $24,938,411, respectively.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Hennessy Funds Trust:

We have audited the accompanying statement of assets and liabilities of Hennessy Cornerstone Growth Fund (the Fund), a series of Hennessy Funds Trust (formerly a series of Hennessy Mutual Funds, Inc.), including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 30, 2014

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa	Trustee	Indefinite,	Mr. DeSousa is a real	16	Hennessy SPARX
Age: 78		until	estate investor.		Funds Trust;
Address:		successor			Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Robert T. Doyle	Trustee	Indefinite,	Mr. Doyle has been the	16	Hennessy SPARX
Age: 67		until	Sheriff of Marin County,		Funds Trust;
Address:		successor	California since 1996.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Gerald P. Richardson	Trustee	Indefinite,	Mr. Richardson is an	16	Hennessy SPARX
Age: 69		until	independent consultant		Funds Trust;
Address:		successor	in the securities industry.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		May 2004
for the
Funds (or
Predecessor
Funds)

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Chief	Trustee:	Mr. Hennessy has been	16	Hennessy
Age: 58	Investment	Indefinite,	employed by Hennessy		Advisors, Inc.
Address:	Officer,	until	Advisors, Inc., the Funds’		(current);
c/o Hennessy	Portfolio	successor	investment advisor, since		Hennessy SPARX
Advisors, Inc.	Manager,	elected	1989. He currently serves		Funds Trust;
7250 Redwood Blvd.	President,		as President, Chairman		Hennessy Mutual
Suite 200	Trustee	Served	and CEO of Hennessy		Funds, Inc.; and
Novato, CA 94945	and	since	Advisors, Inc.		The Hennessy
	Chairman	January			Funds, Inc.
	of the	1996
	Board	for the
Funds (or
Predecessor
Funds)

Officer:
1 year term

Served
since
June 2008
for the
Funds (or
Predecessor
Funds)

Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been	N/A	N/A
Age: 48	Vice		employed by Hennessy
Address:	President	Served	Advisors, Inc., the Funds’
c/o Hennessy	and	since	investment advisor, since
Advisors, Inc.	Treasurer	January	1989. She currently serves
7250 Redwood Blvd.		1996	as Executive Vice President,
Suite 200		for the	Chief Operations Officer,
Novato, CA 94945		Funds (or	Chief Financial Officer, and
		Predecessor	Secretary of Hennessy
		Funds)	Advisors, Inc.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”) and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI and HSFT.  Subsequent to the reorganization, HFMI, HFI and HSFT were dissolved.

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by
Age: 58	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Served since	investment advisor, since 2000.
c/o Hennessy Advisors, Inc.		March 2000	He currently serves as Executive
7250 Redwood Blvd.		for the Funds (or	Vice President and Chief Compliance
Suite 200		Predecessor Funds)	Officer of Hennessy Advisors, Inc.
Novato, CA 94945

Jennifer Cheskiewicz(1)	Senior	1 year term	Ms. Cheskiewicz has been employed by
Age: 37	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Chief	Served since	investment advisor, since June 2013.
c/o Hennessy Advisors, Inc.	Compliance	June 2013	She previously served as in-house
7250 Redwood Blvd.	Officer	for the Funds (or	counsel to Carlson Capital, L.P., an
Suite 200		Predecessor Funds)	SEC-registered investment advisor to
Novato, CA 94945			several private funds from February
2010 to May 2013. Prior to that, she
was an attorney with Gibson, Dunn &
Crutcher LLP from September 2005
through February 2010. She currently
serves as General Counsel of
Hennessy Advisors, Inc.

Brian Carlson(1)	Senior	1 year term	Mr. Carlson has been employed by
Age: 42	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Head of	Served since	investment advisor, since
c/o Hennessy Advisors, Inc.	Distribution	December 2013	December 2013.
7250 Redwood Blvd.		for the Funds (or
Suite 200		Predecessor Funds)	Mr. Carlson was previously a
Novato, CA 94945			co-founder and principal of Trivium
Consultants, LLC from February 2011
through November 2013. Prior to that,
he was the Senior Managing Director
of NRP Financial, Inc. from August
2007 through February 2011.

David Ellison(1)	Portfolio Manager	1 year term	Mr. Ellison has served as Portfolio
Age: 56	and Senior		Manager of the Large Cap Financial
Address:	Vice President	Served since	Fund, the Small Cap Financial Fund,
c/o Hennessy Advisors, Inc.		October 2012	and the Technology Fund
101 Federal Street		for the Funds (or	since inception.
Suite 1900		Predecessor Funds)
Boston, MA 02110			Mr. Ellison previously served as Director,
CIO and President of FBR Advisers, Inc.
from December 1999 to October 2012.

(1)  All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSY FUNDS                                                                                                           1-800-966-4354

31

Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Brian Peery(1)	Portfolio Manager	1 year term	Mr. Peery has been a Portfolio Manager
Age: 45	and		of the Cornerstone Growth Fund,
Address:	Vice President	Served since	the Cornerstone Mid Cap 30 Fund, the
c/o Hennessy Advisors, Inc.		March 2003	Cornerstone Large Growth Fund, the
7250 Redwood Blvd.		as Vice President	Cornerstone Value Fund, the Total
Suite 200		for the Funds (or	Return Fund, and the Balanced Fund
Novato, CA 94945		Predecessor Funds)	since October 2014. From February
2011 through September 2014, he
		Served since	served as Co-Portfolio Manager of
		February 2011	the same funds.
as Co-Portfolio
		Manager	Mr. Peery has been employed by
		for the Funds (or	Hennessy Advisors, Inc., the Funds’
		Predecessor Funds)	investment advisor, since 2002.

Winsor (Skip) Aylesworth(1)	Portfolio Manager	1 year term	Mr. Aylesworth has been Portfolio
Age: 67	and		Manager of the Gas Utility Index Fund
Address:	Vice President	Served since	since 1998 and Portfolio Manager of
c/o Hennessy Advisors, Inc.		October 2012	the Technology Fund since inception.
101 Federal Street		for the Funds (or
Suite 1900		Predecessor Funds)	Mr. Aylesworth previously served as
Boston, MA 02110			Executive Vice President of The FBR
Funds from 1999 to October 2012.

Ryan Kelley(1)	Portfolio Manager	1 year term	Mr. Kelley has been a Portfolio Manager
Age: 42	and		of the Gas Utility Index Fund (formerly
Address:	Vice President	Served since	the FBR Gas Utility Index Fund), the
c/o Hennessy Advisors, Inc.		March 2013	Small Cap Financial Fund (formerly the
1340 Environ Way		for the Funds (or	FBR Small Cap Financial Fund), and the
Chapel Hill, NC 27517		Predecessor Funds)	Large Cap Financial Fund (formerly the
FBR Large Cap Financial Fund) since
October 2014. From March 2013
through September 2014, he served
as a Co-Portfolio Manager of the same
funds. Prior to that, he was a Portfolio
Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio
Manager of The FBR Funds from
January 2008 to October 2012.

(1)  All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

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HENNESSY FUNDS                                                                                                           1-800-966-4354

33

Expense Example (Unaudited)
October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM

34

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/14	10/31/14	5/1/14 – 10/31/14
Investor Class

Actual	$1,000.00	$1,088.60	$6.32

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.16	$6.11

Institutional Class

Actual	$1,000.00	$1,089.70	$5.16

Hypothetical (5% return
before expenses)	$1,000.00	$1,020.27	$4.99

(1)
Expenses are equal to the Fund’s expense ratio of 1.20% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                           1-800-966-4354

35

Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSYFUNDS.COM

36

Privacy Policy

We collect the following non-public personal information about you:

• information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and

• information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

37

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2014

HENNESSY FOCUS FUND

Investor Class  HFCSX
Institutional Class  HFCIX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS                                                                                                           1-800-966-4354

December 2014

Dear Shareholder:

As I look back at 2014, I realize that in this age of rapidly evolving technology, information is delivered and absorbed so quickly that it is difficult to remember what happened last week, let alone what’s happened over the course of an entire year. That is why I’d like to take a moment to recall some of the year’s highs and lows, economically, politically and socially, here in the U.S. and around the globe. 2014 was scarred by political partisanship, civil unrest in the U.S., Ukraine and many other countries, the arrival of terrorist group ISIS, the tragedies of school shootings and natural disasters, and the frightening outbreak of Ebola.  However, there were also positive events this year: we survived a government shutdown over healthcare reform, jobs reports have been consistently, albeit anemically, improving, and home prices remained relatively stable, after recovering significantly in 2013. And, important to us here at Hennessy, our hometown team, the San Francisco Giants, won their third World Series in just five years!

A significant event for the financial industry this past year was the confirmation of Janet Yellen as Chair of the Federal Reserve, which served to calm the nerves of business and political leaders alike.  I believe Yellen’s leadership will benefit U.S. business owners, as the Fed continues to be a voice of reason in a sea of political and economic rhetoric.  The Fed has also supported the economy and corporate America by helping keep interest rates reasonable and low.

The stock market has continued its determined comeback from the lows of 2009, setting multiple record highs in recent months. The U.S. financial markets have provided strong returns over the past twelve-month period ended October 31, 2014, with the Dow Jones Industrial Average (DJIA) returning over 14% and S&P 500 Index returning over 17% during the period. The DJIA currently has a dividend yield of 2.2%, which is equal to that of a 10-Year U.S. Treasury, which is currently also yielding 2.2%. I continue to believe that investments in high-yielding, high-quality stocks have the potential to not only provide income but also the potential for stock price appreciation as well. Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals. American investors are slowly migrating from fixed income to equities. Currently, 54% of Americans invest in stocks, and I do expect this percentage to increase, especially if interest rates move higher.

For the past several years, U.S. corporations have been driving shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure and buying back stock. However, this year I began to see a shift from those strategies.  I believe the easier to execute acquisitions are a thing of the past, and firms now have to be even more creative to execute accretive deals. I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  What will these cash-rich companies do with their capital if they are not raising dividends or buying back stock?  I believe they may begin to initiate capital expenditure programs that could truly benefit economic growth.

Liquidity and monetary conditions are supportive, causing the cost of capital to be very low. I believe firms will choose to spend capital to expand their sales, and they may even begin to hire in earnest. Once a company begins to move in this way, the cost to

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2

defer becomes real for competitors. With almost $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies, a strategic shift by firms to spend their idle capital, while slow, could potentially further economic growth in the U.S. in my opinion.

Economic progress and growth remain slow, yet steady, and unemployment, though improving, remains high. Oil prices have fallen, giving consumers a bit more discretionary income.  While the midterm elections may not end all of the gridlock in Washington, hopefully we will receive clarity on the political headwinds of taxes and regulations, which have not improved over the past several years.

The markets have had several quarters without any truly significant downturn. The pullbacks we recently experienced, most notably in July and October, were short-lived, as evidenced by the quick rebound to record high market levels.  I firmly believe that we are in a secular bull market, and I continue to tell investors to try to remain calm in the face of volatility and continue to focus on the strong, long-term fundamentals that are evident in the market today.  Many companies continue to have strong balance sheets, with record cash flows and profits. With this current bull market in its fifth year, investors should expect some volatility.

I am encouraged by the strong returns for the major U.S. financial market indices and by the performance of the Hennessy Funds over the past year. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength. A firm’s cash flow is the movement of cash in and out of the firm in the form of payments to suppliers and collections from customers. Dividend Yield is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

HENNESSY FUNDS                                                                                                           1-800-966-4354

3

Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on multiple factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2014

	One	Five	Ten
	Year	Years	Years
Hennessy Focus Fund –
Investor Class (HFCSX)	11.05%	18.78%	11.21%
Hennessy Focus Fund –
Institutional Class (HFCIX)	11.40%	19.15%	11.44%
Russell 3000® Index	16.07%	17.01%	8.55%
Russell MidCap® Growth Index	14.59%	18.73%	10.17%

Expense ratios: 1.44% (Investor Class); 1.14% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Focus Fund.

The expense ratios presented are from the most recent prospectus.

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PERFORMANCE NARRATIVE
BROAD RUN INVESTMENT MANAGEMENT, LLC, SUB-ADVISOR

Portfolio Managers Brian Macauley, CFA, David Rainey, CFA, and Ira Rothberg, CFA, Broad Run Investment Management, LLC (sub-advisor).

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2014, the Investor Class of the Hennessy Focus Fund returned 11.05%, underperforming the Russell 3000® Index and the Russell Midcap® Growth Index, which returned 16.07% and 14.59%, respectively, but outperforming the Morningstar Mid-Cap Growth Category Average, which returned 10.21%, for the same period.

Leading contributors to the Fund’s performance were O’Reilly Automotive, Inc., Markel Corporation and American Tower, Inc., all of which the Fund continues to hold.  Each of these companies produced attractive growth in earnings over the period, which helped drive appreciation in their stocks.  Leading detractors from the Fund’s performance were Gaming & Leisure Properties, Inc., Dick’s Sporting Goods, Inc. and Roadrunner Transportation Services, Inc.  While each of these companies also grew their earnings for the period, the growth was quite modest and well below each company’s potential.  Gaming & Leisure Properties, an acquisition oriented business, suffered from a dearth of acquisition deals.  Dick’s Sporting Goods suffered from an industry-wide slowdown in golf and hunting product sales. Roadrunner Transportation’s profit margins have been squeezed by a lag in passing through cost inflation. We believe that these challenges are temporary, so the Fund continues to hold these investments.

We invest with a long-term time horizon and encourage shareholders to do the same. Despite the discussion of one-year results referenced above, we encourage fellow shareholders to evaluate the Fund’s performance over five- and ten-year periods since shorter time periods can be influenced by many transitory issues unrelated to the growth in intrinsic value of the Fund’s holdings.

Additional Portfolio Manager commentary and related investment outlook:

Selectivity is a hallmark of the Fund.  We focus on holding about two dozen of the best investments we can find from a universe of approximately 2,500 U.S. public companies.  At the same time, in choosing these investments we are very mindful to seek to avoid situations that expose the Fund to large permanent capital losses.  Our view is that long-term performance is determined just as much by what we choose to avoid as by what we choose to own in the Fund.  For example, healthy skepticism and a disciplined valuation overlay enabled the Fund to largely avoid the destruction wrought upon the technology sector during the internet bubble collapse, and also to largely avoid direct exposure to the mortgage debacle that precipitated the Great Recession.

This approach can lead us to heavy investment exposure in some sectors and little or no exposure in other sectors. For example, today the Fund has exposure to just seven of Morningstar’s twelve market sectors, and even then with very different weightings than the overall market. Since the Fund’s portfolio and sector exposure looks so different than the market indices, we inevitably get performance results that deviate from the market.

We accept that our approach may sometimes lead to short-term periods of underperformance relative to the market and the Fund’s benchmark indices, but we believe this has also allowed the Fund to outperform over long periods of time.

We continue to find select opportunities to enhance the Fund’s portfolio.  During the first half of the year, we established positions in Brookfield Asset Management, Inc. and

HENNESSY FUNDS                                                                                                           1-800-966-4354

5

Mistras Group, Inc., and during the second half of the year, we substantially added to each position. We believe that these new portfolio companies were bought at relatively low valuations and have the potential to produce high-teens average annual earnings growth over the next five years. During the year we eliminated positions in T. Rowe Price, Inc., News Corporation, and UTi Worldwide, Inc., due to concern about their fundamental business prospects.  We also sold Bally Technologies, Inc. and Micros Systems, Inc. when they received attractive buyout offers.

We continue to have a positive long-term outlook for the Fund. The Fund’s holdings are predominately a collection of what we believe to be secular growth businesses trading at reasonable valuations. Our expectation is that the Fund will own these businesses for five years or longer. Over this long-term time horizon, we expect that the Fund’s returns will likely be determined primarily by the growth in earnings power of these businesses.

The Russell 3000® Index is an unmanaged index commonly used to measure the performance of U.S. stocks.  The Russell Midcap® Growth Index is an unmanaged index commonly used to measure the performance of U.S. medium-capitalization growth stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund is non-diversified, meaning it concentrates its assets in fewer holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.  The Fund may invest in small- and medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSYFUNDS.COM

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Financial Statements

Schedule of Investments

HENNESSY FOCUS FUND

As of October 31, 2014
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
O’Reilly Automotive, Inc.	10.55%
American Tower Corp., Class A	9.66%
Markel Corp.	9.17%
CarMax, Inc.	7.84%
Twenty First Century Fox, Inc.	6.12%
Encore Capital Group, Inc.	5.01%
Brookfield Asset Management, Inc.	5.01%
Aon PLC	4.89%
The Charles Schwab Corp.	4.50%
Gaming & Leisure Properties, Inc.	4.27%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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COMMON STOCKS – 75.24%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 29.10%
CarMax, Inc. (a)	2,097,740	$117,284,643	7.84%
Dick’s Sporting Goods, Inc.	1,165,767	52,890,849	3.54%
O’Reilly Automotive, Inc. (a)	897,900	157,922,652	10.55%
Penn National Gaming, Inc. (a)	1,197,772	15,678,835	1.05%
Twenty First Century Fox, Inc.	2,657,204	91,620,394	6.12%
		435,397,373	29.10%

Energy – 3.22%
World Fuel Services Corp.	1,168,204	48,176,733	3.22%

Financials – 30.78%
Aon PLC (c)	851,000	73,186,000	4.89%
Brookfield Asset Management, Inc. (c)	1,530,035	74,925,814	5.01%
Diamond Hill Investment Group, Inc.	151,439	20,291,312	1.35%
Encore Capital Group, Inc. (a) (d)	1,646,620	74,937,676	5.01%
Markel Corp. (a)	198,637	137,236,317	9.17%
Marlin Business Services Corp.	604,737	12,784,140	0.85%
The Charles Schwab Corp.	2,346,699	67,279,860	4.50%
		460,641,119	30.78%

Health Care – 1.44%
Henry Schein, Inc. (a)	180,000	21,605,400	1.44%

Industrials – 5.50%
American Woodmark Corp. (a) (d)	817,409	33,440,202	2.23%
Mistras Group, Inc. (a)	643,294	10,607,918	0.71%
Roadrunner Transportation Systems, Inc. (a)	904,200	18,635,562	1.25%
Simpson Manufacturing Company, Inc.	590,832	19,544,723	1.31%
		82,228,405	5.50%

Information Technology – 5.20%
Google, Inc. (a)	68,984	38,567,575	2.58%
Google, Inc., Class A (a)	68,984	39,173,944	2.62%
		77,741,519	5.20%
Total Common Stocks
(Cost $622,584,108)		1,125,790,549	75.24%

The accompanying notes are an integral part of these financial statements.

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REITS – 13.93%	Number		% of
	of Shares	Value	Net Assets
Financials – 13.93%
American Tower Corp., Class A	1,483,679	$144,658,702	9.66%
Gaming & Leisure Properties, Inc.	2,043,407	63,856,469	4.27%
		208,515,171	13.93%
Total REITS
(Cost $81,851,999)		208,515,171	13.93%

SHORT-TERM INVESTMENTS – 11.00%
Money Market Funds – 11.00%
Federated Government Obligations Fund – Class I, 0.01% (b)	74,000,000	74,000,000	4.95%
Federated Treasury Obligations Fund, 0.01% (b)	16,545,872	16,545,872	1.11%
Fidelity Government Portfolio – Institutional Class, 0.01% (b)	74,000,000	74,000,000	4.94%
		164,545,872	11.00%
Total Short-Term Investments
(Cost $164,545,872)		164,545,872	11.00%

Total Investments
(Cost $868,981,979) – 100.17%		1,498,851,592	100.17%
Liabilities in Excess
of Other Assets – (0.17)%		(2,511,359)	(0.17)%
TOTAL NET ASSETS – 100.00%		$1,496,340,233	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2014.
(c)	U.S. traded security of a foreign corporation.
(d)
Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of the Hennessy Focus Fund, as defined in the Investment Company Act of 1940, at or during the year ended October 31, 2014. Details of transactions with these affiliated companies for the year ended October 31, 2014, are as follow:

Issuer	American Woodmark Corp.	Encore Capital Group, Inc.
Beginning Cost	$25,862,840	$19,557,051
Purchase Cost	$518,661	$29,460,269
Sales Cost	$—	$—
Ending Cost	$26,381,501	$49,017,320
Dividend Income	$—	$—
Shares	817,409	1,646,620
Market Value	$33,440,202	$74,937,676

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Summary of Fair Value Exposure at October 31, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$435,397,373	$—	$—	$435,397,373
Energy	48,176,733	—	—	48,176,733
Financials	460,641,119	—	—	460,641,119
Health Care	21,605,400	—	—	21,605,400
Industrials	82,228,405	—	—	82,228,405
Information Technology	77,741,519	—	—	77,741,519
Total Common Stocks	$1,125,790,549	$—	$—	$1,125,790,549
REITS
Financials	$208,515,171	$—	$—	$208,515,171
Total REITS	$208,515,171	$—	$—	$208,515,171
Short-Term Investments
Money Market Funds	$164,545,872	$—	$—	$164,545,872
Total Short-Term Investments	$164,545,872	$—	$—	$164,545,872
Total Investments	$1,498,851,592	$—	$—	$1,498,851,592

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in unaffiliated securities, at value (cost $793,583,158)	$1,390,473,714
Investments in affiliated securities, at value (cost $75,398,821)	108,377,878
Dividends and interest receivable	195,815
Receivable for fund shares sold	1,251,675
Prepaid expenses and other assets	62,185
Total Assets	1,500,361,267

LIABILITIES:
Payable for fund shares redeemed	2,152,933
Payable to advisor	1,087,730
Payable to administrator	254,071
Payable to auditor	19,104
Accrued distribution fees	258,812
Accrued trustees fees	2,250
Accrued expenses and other payables	246,134
Total Liabilities	4,021,034
NET ASSETS	$1,496,340,233

NET ASSETS CONSIST OF:
Capital stock	$753,170,304
Accumulated net realized gain on investments	113,300,316
Unrealized net appreciation on investments	629,869,613
Total Net Assets	$1,496,340,233

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$1,213,029,559
Shares issued and outstanding	17,462,884
Net asset value, offering price and redemption price per share	$69.46

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$283,310,674
Shares issued and outstanding	4,018,607
Net asset value, offering price and redemption price per share	$70.50

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statement of Operations for the year ended October 31, 2014

INVESTMENT INCOME:
Dividend income(1)	$26,032,000
Interest income	16,249
Total investment income	26,048,249

EXPENSES:
Investment advisory fees (See Note 5)	13,038,408
Distribution fees – Investor Class (See Note 5)	2,996,786
Administration, fund accounting, custody and transfer agent fees	1,643,287
Sub-transfer agent expenses – Investor Class (See Note 5)	1,441,830
Sub-transfer agent expenses – Institutional Class (See Note 5)	155,050
Reports to shareholders	145,348
Federal and state registration fees	65,257
Compliance expense	21,488
Legal fees	20,972
Trustees’ fees and expenses	20,355
Audit fees	19,100
Other expenses	84,547
Total expenses	19,652,428
NET INVESTMENT INCOME	$6,395,821

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$114,548,203
Net change in unrealized appreciation on investments	28,663,773
Net gain on investments	143,211,976
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$149,607,797

(1)	Net of foreign taxes withheld of $39,904.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statements of Changes in Net Assets

	Year Ended		Year Ended
	October 31, 2014		October 31, 2013
OPERATIONS:
Net investment income (loss)	$6,395,821		$(7,900,190)
Net realized gain on investments	114,548,203		22,730,911
Net change in unrealized appreciation on investments	28,663,773		258,060,122
Net increase in net assets resulting from operations	149,607,797		272,890,843

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains
Investor Class	(19,269,073)		(58,291,075)
Institutional Class	(3,177,442)		(5,349,797)
Total distributions	(22,446,515)		(63,640,872)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	274,855,822		375,206,953
Proceeds from shares subscribed – Institutional Class	157,637,486		127,598,554
Dividends reinvested – Investor Class	18,773,429		56,748,943
Dividends reinvested – Institutional Class	2,406,086		4,791,826
Cost of shares redeemed – Investor Class	(324,511,295	)(1)	(188,842,828	)(2)
Cost of shares redeemed – Institutional Class	(79,720,304)		(49,900,885)
Net increase in net assets derived
from capital share transactions	49,441,224		325,602,563
TOTAL INCREASE IN NET ASSETS	176,602,506		534,852,534

NET ASSETS:
Beginning of year	1,319,737,727		784,885,193
End of year	$1,496,340,233		$1,319,737,727
Undistributed net investment loss, end of year	$—		$(7,643,708)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	4,221,654		6,493,694
Shares sold – Institutional Class	2,388,952		2,140,491
Shares issued to holders as
reinvestment of dividends – Investor Class	291,422		1,149,695
Shares issued to holders as
reinvestment of dividends – Institutional Class	36,903		96,221
Shares redeemed – Investor Class	(4,978,901)		(3,380,133)
Shares redeemed – Institutional Class	(1,204,269)		(920,448)
Net increase in shares outstanding	755,761		5,579,520

(1)	Net of redemption fees of $949 related to redemption fees imposed by the FBR Focus Fund during a prior year but not received until fiscal year 2014.
(2)	Net of redemption fees of $1,716 related to redemption fees imposed by the FBR Focus Fund during a prior year but not received until fiscal year 2013.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011		2010

$63.58	$51.78	$49.80	$47.57		$37.56

0.27	(0.32)	(0.39)	(0.50	)(1)	(0.64)
6.68	16.44	7.61	4.44		10.65
6.95	16.12	7.22	3.94		10.01

—	—	—	—		—
(1.07)	(4.32)	(5.24)	(1.72)		—
(1.07)	(4.32)	(5.24)	(1.72)		—
0.00 (2)	0.00 (2)	0.00 (2)	0.01		0.00 (2)
$69.46	$63.58	$51.78	$49.80		$47.57

11.05%	33.54%	16.17%	8.35%		26.65%

$1,213.03	$1,139.85	$707.61	$611.34		$670.84
1.41%	1.43%	1.41%	1.44%		1.51%
0.41%	(0.85)%	(0.79)%	(1.01)%		(1.31)%
18%	4%	13%	13%		5%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year*

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

*	Per share amounts have been reinstated on a retroactive basis to reflect a 1:18 reverse stock split effective December 10, 2010.
(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011		2010

$64.32	$52.19	$50.02	$47.64		$37.84

0.35	(0.13)	(0.22)	(0.37	)(1)	(0.41)
6.90	16.58	7.63	4.47		10.58
7.25	16.45	7.41	4.10		10.17

—	—	—	—		(0.37)
(1.07)	(4.32)	(5.24)	(1.72)		—
(1.07)	(4.32)	(5.24)	(1.72)		(0.37)
—	—	0.00 (2)	0.00	(2)	0.00 (2)
$70.50	$64.32	$52.19	$50.02		$47.64

11.40%	33.94%	16.51%	8.53%		27.32%

$283.31	$179.89	$77.28	$49.01		$36.81
1.10%	1.13%	1.12%	1.15%		1.26%
0.59%	(0.52)%	(0.52)%	(0.76)%		(1.06)%
18%	4%	13%	13%		5%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Notes to Financial Statements October 31, 2014

1).  ORGANIZATION

The Hennessy Focus Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Focus Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund). The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2014 fiscal year have been identified

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and appropriately reclassified on the Statement of Assets and Liabilities. The adjustments are as follow:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$1,247,887	$(1,249,041)	$1,154

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).	Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings

HENNESSY FUNDS                                                                                                           1-800-966-4354

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and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the year ended October 31, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the year ended October 31, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

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3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids,

HENNESSY FUNDS                                                                                                           1-800-966-4354

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offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the year ended October 31, 2014 were $248,951,252 and $227,437,599, respectively.

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There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the year ended October 31, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.  The net investment advisory fees payable for the Fund as of October 31, 2014 were $1,087,730.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Broad Run Investment Management, LLC.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Advisor has contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 1.95% and 1.70% of the Fund’s net assets for the Investor Class shares and Institutional Class shares of the Fund, respectively, through February 28, 2015.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2014, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the year ended October 31, 2014 were $1,596,880.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the year ended October 31, 2014 were $1,643,287.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the year ended October 31, 2014, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follow:

Cost of investments for tax purposes	$868,981,979
Gross tax unrealized appreciation	$643,041,600
Gross tax unrealized depreciation	(13,171,987)
Net tax unrealized appreciation	$629,869,613
Undistributed ordinary income	$2,729,102
Undistributed long-term capital gains	110,571,214
Total distributable earnings	$113,300,316
Other accumulated gain	$—
Total accumulated gain	$743,169,929

At October 31, 2014, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2014, the Fund did not defer, on a tax basis, any late year ordinary losses.

The tax character of distributions paid during fiscal year 2014 and fiscal year 2013 for the Fund were as follow:

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Ordinary income	$—	$—
Long-term capital gain	22,446,515	63,640,872
	$22,446,515	$63,640,872

8).  EVENTS SUBSEQUENT TO YEAR-END

On December 8, 2014, the following capital gains distributions were declared and paid to shareholders of record on December 5, 2014.

Short-term Capital Gains	Rate/Share ($)
Investor Class	$0.12621
Institutional Class	$0.12815

Long-term Capital Gains	Rate/Share ($)
Investor Class	$5.11315
Institutional Class	$5.19208

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
And the Shareholders of Hennessy Focus Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Focus Fund (the “Fund”), a series of Hennessy Funds Trust (the “Trust”) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Focus Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2014

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa	Trustee	Indefinite,	Mr. DeSousa is a real	16	Hennessy SPARX
Age: 78		until	estate investor.		Funds Trust;
Address:		successor			Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Robert T. Doyle	Trustee	Indefinite,	Mr. Doyle has been the	16	Hennessy SPARX
Age: 67		until	Sheriff of Marin County,		Funds Trust;
Address:		successor	California since 1996.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Gerald P. Richardson	Trustee	Indefinite,	Mr. Richardson is an	16	Hennessy SPARX
Age: 69		until	independent consultant		Funds Trust;
Address:		successor	in the securities industry.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		May 2004
for the
Funds (or
Predecessor
Funds)

HENNESSYFUNDS.COM

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Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Chief	Trustee:	Mr. Hennessy has been	16	Hennessy
Age: 58	Investment	Indefinite,	employed by Hennessy		Advisors, Inc.
Address:	Officer,	until	Advisors, Inc., the Funds’		(current);
c/o Hennessy	Portfolio	successor	investment advisor, since		Hennessy SPARX
Advisors, Inc.	Manager,	elected	1989. He currently serves		Funds Trust;
7250 Redwood Blvd.	President,		as President, Chairman		Hennessy Mutual
Suite 200	Trustee	Served	and CEO of Hennessy		Funds, Inc.; and
Novato, CA 94945	and	since	Advisors, Inc.		The Hennessy
	Chairman	January			Funds, Inc.
	of the	1996
	Board	for the
Funds (or
Predecessor
Funds)

Officer:
1 year term

Served
since
June 2008
for the
Funds (or
Predecessor
Funds)

Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been	N/A	N/A
Age: 48	Vice		employed by Hennessy
Address:	President	Served	Advisors, Inc., the Funds’
c/o Hennessy	and	since	investment advisor, since
Advisors, Inc.	Treasurer	January	1989. She currently serves
7250 Redwood Blvd.		1996	as Executive Vice President,
Suite 200		for the	Chief Operations Officer,
Novato, CA 94945		Funds (or	Chief Financial Officer, and
		Predecessor	Secretary of Hennessy
		Funds)	Advisors, Inc.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”) and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI and HSFT.  Subsequent to the reorganization, HFMI, HFI and HSFT were dissolved.

HENNESSY FUNDS                                                                                                           1-800-966-4354

27

Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by
Age: 58	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Served since	investment advisor, since 2000.
c/o Hennessy Advisors, Inc.		March 2000	He currently serves as Executive
7250 Redwood Blvd.		for the Funds (or	Vice President and Chief Compliance
Suite 200		Predecessor Funds)	Officer of Hennessy Advisors, Inc.
Novato, CA 94945

Jennifer Cheskiewicz(1)	Senior	1 year term	Ms. Cheskiewicz has been employed by
Age: 37	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Chief	Served since	investment advisor, since June 2013.
c/o Hennessy Advisors, Inc.	Compliance	June 2013	She previously served as in-house
7250 Redwood Blvd.	Officer	for the Funds (or	counsel to Carlson Capital, L.P., an
Suite 200		Predecessor Funds)	SEC-registered investment advisor to
Novato, CA 94945			several private funds from February
2010 to May 2013. Prior to that, she
was an attorney with Gibson, Dunn &
Crutcher LLP from September 2005
through February 2010. She currently
serves as General Counsel of
Hennessy Advisors, Inc.

Brian Carlson(1)	Senior	1 year term	Mr. Carlson has been employed by
Age: 42	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Head of	Served since	investment advisor, since
c/o Hennessy Advisors, Inc.	Distribution	December 2013	December 2013.
7250 Redwood Blvd.		for the Funds (or
Suite 200		Predecessor Funds)	Mr. Carlson was previously a
Novato, CA 94945			co-founder and principal of Trivium
Consultants, LLC from February 2011
through November 2013. Prior to that,
he was the Senior Managing Director
of NRP Financial, Inc. from August
2007 through February 2011.

David Ellison(1)	Portfolio Manager	1 year term	Mr. Ellison has served as Portfolio
Age: 56	and Senior		Manager of the Large Cap Financial
Address:	Vice President	Served since	Fund, the Small Cap Financial Fund,
c/o Hennessy Advisors, Inc.		October 2012	and the Technology Fund
101 Federal Street		for the Funds (or	since inception.
Suite 1900		Predecessor Funds)
Boston, MA 02110			Mr. Ellison previously served as Director,
CIO and President of FBR Advisers, Inc.
from December 1999 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSYFUNDS.COM

28

Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years
Interested Persons
Brian Peery(1)	Portfolio Manager	1 year term	Mr. Peery has been a Portfolio Manager
Age: 45	and		of the Cornerstone Growth Fund,
Address:	Vice President	Served since	the Cornerstone Mid Cap 30 Fund, the
c/o Hennessy Advisors, Inc.		March 2003	Cornerstone Large Growth Fund, the
7250 Redwood Blvd.		as Vice President	Cornerstone Value Fund, the Total
Suite 200		for the Funds (or	Return Fund, and the Balanced Fund
Novato, CA 94945		Predecessor Funds)	since October 2014. From February
2011 through September 2014, he
		Served since	served as Co-Portfolio Manager of
		February 2011	the same funds.
as Co-Portfolio
		Manager	Mr. Peery has been employed by
		for the Funds (or	Hennessy Advisors, Inc., the Funds’
		Predecessor Funds)	investment advisor, since 2002.

Winsor (Skip) Aylesworth(1)	Portfolio Manager	1 year term	Mr. Aylesworth has been Portfolio
Age: 67	and		Manager of the Gas Utility Index Fund
Address:	Vice President	Served since	since 1998 and Portfolio Manager of
c/o Hennessy Advisors, Inc.		October 2012	the Technology Fund since inception.
101 Federal Street		for the Funds (or
Suite 1900		Predecessor Funds)	Mr. Aylesworth previously served as
Boston, MA 02110			Executive Vice President of The FBR
Funds from 1999 to October 2012.

Ryan Kelley(1)	Portfolio Manager	1 year term	Mr. Kelley has been a Portfolio Manager
Age: 42	and		of the Gas Utility Index Fund (formerly
Address:	Vice President	Served since	the FBR Gas Utility Index Fund), the
c/o Hennessy Advisors, Inc.		March 2013	Small Cap Financial Fund (formerly the
1340 Environ Way		for the Funds (or	FBR Small Cap Financial Fund), and the
Chapel Hill, NC 27517		Predecessor Funds)	Large Cap Financial Fund (formerly the
FBR Large Cap Financial Fund) since
October 2014. From March 2013
through September 2014, he served
as a Co-Portfolio Manager of the same
funds. Prior to that, he was a Portfolio
Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio
Manager of The FBR Funds from
January 2008 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Expense Example (Unaudited)
October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM

30

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/14	10/31/14	5/1/14 – 10/31/14
Investor Class

Actual	$1,000.00	$1,088.60	$7.36

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.15	$7.12

Institutional Class

Actual	$1,000.00	$1,088.80	$5.74

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.71	$5.55

(1)
Expenses are equal to the Fund’s expense ratio of 1.40% for Investor Class shares or 1.09% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                           1-800-966-4354

31

Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSYFUNDS.COM

32

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and
•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

33

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2014

HENNESSY CORNERSTONE
MID CAP 30 FUND

Investor Class   HFMDX
Institutional Class   HIMDX

hennessyfunds.com   |   1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Trustees and Officers of the Fund	28
Expense Example	32
Proxy Voting	34
Quarterly Filings on Form N-Q	34
Federal Tax Distribution Information	34
Householding	34
Privacy Policy	35

HENNESSY FUNDS                                                                                                           1-800-966-4354

December 2014

Dear Shareholder:

As I look back at 2014, I realize that in this age of rapidly evolving technology, information is delivered and absorbed so quickly that it is difficult to remember what happened last week, let alone what’s happened over the course of an entire year. That is why I’d like to take a moment to recall some of the year’s highs and lows, economically, politically and socially, here in the U.S. and around the globe. 2014 was scarred by political partisanship, civil unrest in the U.S., Ukraine and many other countries, the arrival of terrorist group ISIS, the tragedies of school shootings and natural disasters, and the frightening outbreak of Ebola.  However, there were also positive events this year: we survived a government shutdown over healthcare reform, jobs reports have been consistently, albeit anemically, improving, and home prices remained relatively stable, after recovering significantly in 2013. And, important to us here at Hennessy, our hometown team, the San Francisco Giants, won their third World Series in just five years!

A significant event for the financial industry this past year was the confirmation of Janet Yellen as Chair of the Federal Reserve, which served to calm the nerves of business and political leaders alike.  I believe Yellen’s leadership will benefit U.S. business owners, as the Fed continues to be a voice of reason in a sea of political and economic rhetoric.  The Fed has also supported the economy and corporate America by helping keep interest rates reasonable and low.

The stock market has continued its determined comeback from the lows of 2009, setting multiple record highs in recent months. The U.S. financial markets have provided strong returns over the past twelve-month period ended October 31, 2014, with the Dow Jones Industrial Average (DJIA) returning over 14% and S&P 500 Index returning over 17% during the period. The DJIA currently has a dividend yield of 2.2%, which is equal to that of a 10-Year U.S. Treasury, which is currently also yielding 2.2%. I continue to believe that investments in high-yielding, high-quality stocks have the potential to not only provide income but also the potential for stock price appreciation as well. Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals. American investors are slowly migrating from fixed income to equities. Currently, 54% of Americans invest in stocks, and I do expect this percentage to increase, especially if interest rates move higher.

For the past several years, U.S. corporations have been driving shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure and buying back stock. However, this year I began to see a shift from those strategies. I believe the easier to execute acquisitions are a thing of the past, and firms now have to be even more creative to execute accretive deals. I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  What will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe they may begin to initiate capital expenditure programs that could truly benefit economic growth.

Liquidity and monetary conditions are supportive, causing the cost of capital to be very low. I believe firms will choose to spend capital to expand their sales, and they may even begin to hire in earnest. Once a company begins to move in this way, the cost to

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defer becomes real for competitors. With almost $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies, a strategic shift by firms to spend their idle capital, while slow, could potentially further economic growth in the U.S. in my opinion.

Economic progress and growth remain slow, yet steady, and unemployment, though improving, remains high. Oil prices have fallen, giving consumers a bit more discretionary income.  While the midterm elections may not end all of the gridlock in Washington, hopefully we will receive clarity on the political headwinds of taxes and regulations, which have not improved over the past several years.

The markets have had several quarters without any truly significant downturn. The pullbacks we recently experienced, most notably in July and October, were short-lived, as evidenced by the quick rebound to record high market levels.  I firmly believe that we are in a secular bull market, and I continue to tell investors to try to remain calm in the face of volatility and continue to focus on the strong, long-term fundamentals that are evident in the market today.  Many companies continue to have strong balance sheets, with record cash flows and profits. With this current bull market in its fifth year, investors should expect some volatility.

I am encouraged by the strong returns for the major U.S. financial market indices and by the performance of the Hennessy Funds over the past year. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength. A firm’s cash flow is the movement of cash in and out of the firm in the form of payments to suppliers and collections from customers. Dividend Yield is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on multiple factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2014

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Mid Cap 30 Fund –
Investor Class (HFMDX)	18.25%	18.90%	12.54%
Hennessy Cornerstone Mid Cap 30 Fund –
Institutional Class (HIMDX)(1)	18.57%	19.32%	12.80%
Russell Midcap® Index	15.32%	18.97%	10.37%
S&P 500 Index	17.27%	16.69%	8.20%

Expense ratios: 1.31% (Investor Class); Gross 1.11%, Net 0.98%(2) (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of the Institutional Class shares is March 3, 2008. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(2)	With regard to Institutional Class shares, the Fund’s investment advisor has contractually agreed to waive a portion of its expenses indefinitely.

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PERFORMANCE NARRATIVE

Portfolio Managers Neil Hennessy and Brian Peery

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2014, the Investor Class of the Hennessy Cornerstone Mid Cap 30 Fund returned 18.25%, outperforming the Russell Midcap® Index, the S&P 500 Index and the Morningstar Mid-Cap Blend Category Average, which returned 15.32%, 17.27% and 11.11% for the same period, respectively.

We are very pleased with the overall performance of the Fund during the previous twelve months versus its benchmarks. The Fund’s relative outperformance was driven partly by allocation, with positive attribution in six out of ten sectors, but the primary driver of the Fund’s performance was underlying stock selection. The biggest contribution to the Fund’s outperformance versus its benchmarks was in the Industrial sector, where the Fund’s overweighting and stock selection amounted to roughly half of the outperformance relative to the Russell Midcap® Index. The next largest contributor to Fund performance was stock selection within the Consumer Discretionary sector. The largest detractor to the Fund’s performance was its relative under-allocation and stock selection within the Financials sector, ultimately dragging down performance by 75 basis points, or 0.75% of overall performance.

Additional Portfolio Manager commentary and related investment outlook:

The goal of the Fund is to perform better than its benchmarks over time with a lower risk profile. By having a concentrated portfolio of just 30 stocks, the outperformance of even just a few stocks can have a meaningful impact on the overall performance of the Fund. We believe that having 30 positions in the portfolio provides ample diversification across the Mid-Cap domestic equity market. Modern portfolio theory suggests that a level of approximately 94% diversification can be achieved with exposure to only 30 issuers, and that achieving 100% diversification requires exposure to approximately another 240 issuers.

The stock market recently went through what some would call a much needed correction. It is important to remember that we are in a five-year bull market, and that corrections will happen. The key is to stay the course, not be swayed or allow fear to dictate investment parameters and remain focused on investing for the long-term. By adhering to our strict investment methodology, which includes keeping only a small portion of the Fund’s holdings in cash, the performance of the Fund rebounded quickly alongside the market. We were able to purchase positions during this time, which looking back, appear to be very prescient. Additionally, by employing a strict price-to-sales ratio limit of 1.5, we invest in what we deem to be reasonably valued companies rather than those stocks whose price is predicated on expected future growth. When markets decline, these “expensive” stocks are often the ones leading the downward move.  This “growth at a reasonable price” stock selection approach has served us well, and we believe wholeheartedly in utilizing this methodology when investing. We anticipate investors will continue to migrate out of high risk, high multiple stocks and into stocks that will potentially do well as the economy expands.

Although consumer spending has been rather muted over the last year, we firmly believe it will increase as the year progresses. There are many positive factors, including lower oil and gasoline prices, a pickup in job creation, as well as a continuing decline on under-employment, that cause us to believe consumer spending will rise.  We do see consumer purchasing habits that are different than prior years, and we feel the current portfolio reflects the change in the consumer’s spending habits and preferences.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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We continue to expect that company earnings will likely improve, but more importantly, we are starting to see much more positive news surrounding company revenue growth, and we believe this should continue as well as the strength of the economy improves.

We are seeing positive signs in the all-important corporate capital expenditures levels. Over the last twelve months, we have seen a slight disconnect between earnings and revenues, with earnings showing healthy gains, largely due to cost containment, while revenue growth lagged. With few cost cuts seemingly left to be made, companies appear to be starting to utilize their healthy balance sheets to focus on organic growth, which we expect will drive corporate spending higher. In fact, we anticipate that the U.S. economy will expand nicely over the next 12 to 18 months and that the markets should benefit from this flow of capital. While excess cash has largely been directed toward acquisitions, increasing dividends, and/or stock buybacks recently, we believe this shift in corporate spending has the potential to reward shareholders over the longer term.

We are confident that there are opportunities in the Mid-Cap space (which we define as companies with a market capitalization of $1 billion to $10 billion for Fund), especially in some of the more cyclical sectors. We believe the cyclical companies, which are those companies most sensitive to economic growth, should do well as the economy continues to improve. The Fund is currently overweight cyclical stocks versus its benchmarks and will remain so until its portfolio is rebalanced next year.

The Russell Midcap® Index is an unmanaged index commonly used to measure the performance of U.S. medium-capitalization stocks.  The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund invests in medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies.  The Fund’s portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund’s investments and increases in investments with relatively lower total return.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.  Basis point is a unit equal to 1/100th of 1%.  Price-to-sales is a tool for calculating relative valuation and is the market price per share divided by revenue per share.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

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Financial Statements

Schedule of Investments

HENNESSY CORNERSTONE MID CAP 30 FUND

As of October 31, 2014
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Take-Two Interactive Software, Inc.	3.61%
Centene Corp.	3.60%
UGI Corp.	3.45%
Advance Auto Parts, Inc.	3.42%
Live Nation Entertainment, Inc.	3.38%
Sealed Air Corp.	3.36%
NVR, Inc.	3.35%
Reinsurance Group of America, Inc.	3.33%
JetBlue Airways Corp.	3.33%
Steel Dynamics, Inc.	3.33%

Note:  For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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COMMON STOCKS – 96.72%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 25.59%
Advance Auto Parts, Inc.	77,700	$11,418,792	3.42%
Brinker International, Inc.	197,700	10,604,628	3.18%
Foot Locker, Inc.	187,300	10,490,673	3.15%
JC Penney Co., Inc. (a)	1,106,300	8,418,943	2.52%
Live Nation Entertainment, Inc. (a)	433,500	11,271,000	3.38%
Mohawk Industries, Inc. (a)	77,700	11,036,508	3.31%
NVR, Inc. (a)	9,114	11,188,164	3.35%
Skechers USA, Inc. (a)	200,100	10,955,475	3.28%
		85,384,183	25.59%

Consumer Staples – 6.05%
Pilgrim’s Pride Corp. (a)	327,900	9,315,639	2.79%
Pinnacle Foods, Inc.	321,300	10,859,940	3.26%
		20,175,579	6.05%

Financials – 6.48%
Reinsurance Group of America, Inc.	131,900	11,112,575	3.33%
Voya Financial, Inc.	268,000	10,519,000	3.15%
		21,631,575	6.48%

Health Care – 13.04%
Centene Corp. (a)	129,500	12,000,765	3.60%
Health Net, Inc. (a)	227,100	10,789,521	3.23%
LifePoint Hospitals, Inc. (a)	151,020	10,571,400	3.17%
Tenet Healthcare Corp. (a)	181,100	10,150,655	3.04%
		43,512,341	13.04%

Industrials – 15.84%
AECOM Technology Corp. (a)	323,200	10,520,160	3.15%
HD Supply Holdings, Inc. (a)	382,500	11,031,300	3.30%
JetBlue Airways Corp. (a)	962,500	11,107,250	3.33%
Masco Corp.	444,000	9,799,080	2.94%
Ryder System, Inc.	117,600	10,404,072	3.12%
		52,861,862	15.84%

Information Technology – 3.61%
Take-Two Interactive Software, Inc. (a)	456,000	12,061,200	3.61%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 16.34%
Ball Corp.	165,500	$10,663,165	3.20%
RPM International, Inc.	231,700	10,496,010	3.14%
Sealed Air Corp.	309,200	11,208,500	3.36%
Steel Dynamics, Inc.	483,500	11,125,335	3.33%
Valspar Corp.	134,400	11,042,304	3.31%
		54,535,314	16.34%

Telecommunication Services – 6.32%
Frontier Communications Corp.	1,644,600	10,755,684	3.23%
Windstream Holdings, Inc.	984,300	10,315,464	3.09%
		21,071,148	6.32%

Utilities – 3.45%
UGI Corp.	305,600	11,518,064	3.45%

Total Common Stocks
(Cost $301,008,492)		322,751,266	96.72%

SHORT-TERM INVESTMENTS – 3.25%
Money Market Funds – 3.25%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	10,846,083	10,846,083	3.25%

Total Short-Term Investments
(Cost $10,846,083)		10,846,083	3.25%

Total Investments
(Cost $311,854,575) – 99.97%		333,597,349	99.97%
Other Assets in Excess
of Liabilities – 0.03%		100,113	0.03%
TOTAL NET ASSETS – 100.00%		$333,697,462	100.00%
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Summary of Fair Value Exposure at October 31, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$85,384,183	$—	$—	$85,384,183
Consumer Staples	20,175,579	—	—	20,175,579
Financials	21,631,575	—	—	21,631,575
Health Care	43,512,341	—	—	43,512,341
Industrials	52,861,862	—	—	52,861,862
Information Technology	12,061,200	—	—	12,061,200
Materials	54,535,314	—	—	54,535,314
Telecommunication Services	21,071,148	—	—	21,071,148
Utilities	11,518,064	—	—	11,518,064
Total Common Stocks	$322,751,266	$—	$—	$322,751,266
Short-Term Investments
Money Market Funds	$10,846,083	$—	$—	$10,846,083
Total Short-Term Investments	$10,846,083	$—	$—	$10,846,083
Total Investments	$333,597,349	$—	$—	$333,597,349

Transfers between levels are recognized at the end of the reporting period. During the one-year period ended October 31, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in securities, at value (cost $311,854,575)	$333,597,349
Dividends and interest receivable	14,638
Receivable for fund shares sold	855,567
Prepaid expenses and other assets	19,281
Total Assets	334,486,835

LIABILITIES:
Payable for fund shares redeemed	391,428
Payable to advisor	200,234
Payable to administrator	71,747
Payable to auditor	19,021
Accrued service fees	20,996
Accrued interest payable	703
Accrued trustees fees	2,538
Accrued expenses and other payables	82,706
Total Liabilities	789,373
NET ASSETS	$333,697,462

NET ASSETS CONSIST OF:
Capital stock	$293,354,818
Accumulated net investment loss	(1,033,484)
Accumulated net realized gain on investments	19,633,354
Unrealized net appreciation on investments	21,742,774
Total Net Assets	$333,697,462

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$258,169,476
Shares issued and outstanding	13,591,296
Net asset value, offering price and redemption price per share	$19.00

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$75,527,986
Shares issued and outstanding	3,901,354
Net asset value, offering price and redemption price per share	$19.36

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statement of Operations for the year ended October 31, 2014

INVESTMENT INCOME:
Dividend income	$2,010,203
Interest income	1,040
Total investment income	2,011,243

EXPENSES:
Investment advisory fees (See Note 5)	1,912,346
Administration, fund accounting, custody and transfer agent fees	461,247
Sub-transfer agent expenses – Investor Class (See Note 5)	331,358
Sub-transfer agent expenses – Institutional Class (See Note 5)	57,226
Service fees – Investor Class (See Note 5)	194,841
Federal and state registration fees	46,793
Reports to shareholders	30,781
Compliance expense	21,487
Audit fees	19,054
Trustees’ fees and expenses	11,242
Legal fees	4,000
Interest expense (See Note 6)	152
Other expenses	19,959
Total expenses before waiver	3,110,486
Administrative expense waiver (See Note 5)	(55,360)
Net expenses	3,055,126
NET INVESTMENT LOSS	$(1,043,883)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$21,172,663
Net change in unrealized appreciation on investments	14,300,425
Net gain on investments	35,473,088
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,429,205

The accompanying notes are an integral part of these financial statements.

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HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
OPERATIONS:
Net investment income (loss)	$(1,043,883)	$1,152,317
Net realized gain on investments	21,172,663	59,762,626
Net change in unrealized appreciation (depreciation)
on investments	14,300,425	(20,009,895)
Net increase in net assets resulting from operations	34,429,205	40,905,048

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(454,042)	(1,650,619)
Institutional Class	(270,203)	(675,237)
Net realized gains
Investor Class	(11,623,817)	—
Institutional Class	(3,628,891)	—
Total distributions	(15,976,953)	(2,325,856)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	123,845,765	57,117,732
Proceeds from shares subscribed – Institutional Class	42,799,834	22,736,273
Dividends reinvested – Investor Class	11,873,075	1,616,989
Dividends reinvested – Institutional Class	3,660,618	657,114
Cost of shares redeemed – Investor Class	(50,946,355)	(74,701,969)
Cost of shares redeemed – Institutional Class	(26,622,774)	(22,841,934)
Net increase (decrease) in net assets derived
from capital share transactions	104,610,163	(15,415,795)
TOTAL INCREASE IN NET ASSETS	123,062,415	23,163,397

NET ASSETS:
Beginning of year	210,635,047	187,471,650
End of year	$333,697,462	$210,635,047
Undistributed net investment income (loss),
end of year	$(1,033,484)	$724,245

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets – Continued

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	6,500,015	3,548,784
Shares sold – Institutional Class	2,212,501	1,394,219
Shares issued to holders as
reinvestment of dividends – Investor Class	706,175	114,114
Shares issued to holders as
reinvestment of dividends – Institutional Class	213,582	45,696
Shares redeemed – Investor Class	(2,821,483)	(4,826,744)
Shares redeemed – Institutional Class	(1,429,482)	(1,443,416)
Net increase (decrease) in shares outstanding	5,381,308	(1,167,347)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(1)

(1) Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.
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Year Ended October 31,
2014	2013	2012	2011	2010

$17.32	$14.06	$12.15	$11.18	$8.73

(0.05)	0.09	0.08	(0.09)	(0.03)
3.04	3.35	1.83	1.06	2.48
2.99	3.44	1.91	0.97	2.45

(0.05)	(0.18)	—	—	—
(1.26)	—	—	—	—
(1.31)	(0.18)	—	—	—
$19.00	$17.32	$14.06	$12.15	$11.18

18.25%	24.78%	15.72%	8.68%	28.06%

$258.17	$159.45	$145.85	$146.23	$123.20
1.25%	1.31%	1.37%	1.36%	1.39%
(0.47)%	0.51%	0.59%	(0.79)%	(0.26)%
132%	212%	25%	107%	87%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net asset value, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio Turnover(1)

(1) Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Year Ended October 31
2014	2013	2012	2011	2010

$17.62	$14.31	$12.32	$11.29	$8.78

(0.08)	0.14	0.09	(0.05)	0.02
3.17	3.41	1.90	1.08	2.49
3.09	3.55	1.99	1.03	2.51

(0.09)	(0.24)	—	—	—
(1.26)	—	—	—	—
(1.35)	(0.24)	—	—	—
$19.36	$17.62	$14.31	$12.32	$11.29

18.57%	25.15%	16.15%	9.12%	28.59%

$75.53	$51.19	$41.62	$24.06	$21.38

1.07%	1.11%	1.16%	1.14%	1.16%
0.98%	0.98%	0.98%	0.98%	0.98%

(0.29)%	0.71%	0.90%	(0.41)%	(0.03)%
(0.20)%	0.84%	1.08%	(0.57)%	0.15%
132%	212%	25%	107%	87%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Notes to Financial Statements October 31, 2014

1).  ORGANIZATION

The Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy Mutual Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is long-term growth of capital.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences.  Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2014 fiscal year have been identified

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and appropriately reclassified on the Statement of Assets and Liabilities. The adjustments are as follow:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$10,399	$(58,293)	$47,894

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.  The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period.  Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature.  Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty.  If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

i).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years

HENNESSY FUNDS                                                                                                           1-800-966-4354

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are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

j).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification.  Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position.  During the fiscal year ended October 31, 2014, the Fund did not hold any derivative instruments.

k).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market

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participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures.  There are numerous criteria that will be given consideration in determining a fair value of a security.  Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market.  Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s

HENNESSY FUNDS                                                                                                           1-800-966-4354

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investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2014 were $414,314,556 and $330,862,353, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund.  The Advisor provides the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee from the Fund.  The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable for the Fund as of October 31, 2014 were $200,234.

The Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all Federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceed 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares can only be terminated by the Board.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2014, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable for the Fund as of October 31, 2014 were $20,996.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.  Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the fiscal year ended October 31, 2014 were $388,584.

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U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fees paid to USBFS for the fiscal year ended October 31, 2014 were $405,887.

USBFS has voluntarily waived all or a portion of its fees allocated to the Institutional Class shares of the Fund.  The administration fees voluntarily waived by USBFS during the fiscal year ended October 31, 2014 were $55,360.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate.  During the fiscal year ended October 31, 2014, the Fund had an outstanding average daily balance and a weighted average interest rate of $72,416 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the year was $6,608,000.  At October 31, 2014, the Fund had a loan payable balance of $0.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follow:

Cost of investments for tax purposes	$311,856,869
Gross tax unrealized appreciation	$23,763,582
Gross tax unrealized depreciation	(2,023,102)
Net tax unrealized appreciation	$21,740,480
Undistributed ordinary income	$—
Undistributed long-term capital gains	20,622,992
Total distributable earnings	$20,622,992
Other accumulated loss	$(2,020,828)
Total accumulated gain	$40,342,644

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund had capital loss carryforwards of $987,344 that expire on October 31, 2016.

During the year ended October 31, 2014, the capital loss carry forwards utilized for the Fund were $493,673.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable

HENNESSY FUNDS                                                                                                           1-800-966-4354

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years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2014, the Fund deferred, on a tax basis, a post-December late year ordinary loss deferral of $1,033,484.

The tax character of distributions paid during fiscal year 2014 and fiscal year 2013 for the Fund were as follow:

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Ordinary income	$724,245	$2,325,856
Long-term capital gain	15,252,708	—
	$15,976,953	$2,325,856

8).  AGREEMENT AND PLAN OF REORGANIZATION

On December 11, 2013, the Board approved an Agreement and Plan of Reorganization (the “Agreement”), of the Hennessy Cornerstone Mid Cap 30 Fund (the “New Fund”), pursuant to which the New Fund would be a successor to the corresponding series of the same name of Hennessy Mutual Funds, Inc., a Maryland corporation (the “Predecessor Fund”).  The Agreement provided for the transfer of assets of the Predecessor Fund to the New Fund and the assumption of the liabilities of the Predecessor Fund by the New Fund.  The New Fund had the same investment objective and substantially similar principal investment strategies as the Predecessor Fund.  The reorganization was effective as of the close of business on February 28, 2014.  The following table illustrates the specifics of the reorganization:

	Shares of the New Fund
Predecessor Fund	Issued to Shareholders of	New Fund	Combined	Tax Status
Net Assets	the Predecessor Fund	Net Assets	Net Assets	of Transfer
$223,166,917(1)	12,549,357	$223,166,917	$223,166,917	Non-taxable

(1)	Included accumulated realized gains and unrealized appreciation in the amounts of $15,487,981 and $27,823,920, respectively.

9).  EVENTS SUBSEQUENT TO YEAR-END

On December 8, 2014, a long-term capital gains distribution of $1.13945 per share for the Investor Class and $1.16167 per share for the Institutional Class were declared and paid to shareholders of record on December 5, 2014.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Hennessy Funds Trust:

We have audited the accompanying statement of assets and liabilities of Hennessy Cornerstone Mid Cap 30 Fund (the Fund), a series of Hennessy Funds Trust (formerly a series of Hennessy Mutual Funds, Inc.), including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 30, 2014

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa	Trustee	Indefinite,	Mr. DeSousa is a real	16	Hennessy SPARX
Age: 78		until	estate investor.		Funds Trust;
Address:		successor			Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Robert T. Doyle	Trustee	Indefinite,	Mr. Doyle has been the	16	Hennessy SPARX
Age: 67		until	Sheriff of Marin County,		Funds Trust;
Address:		successor	California since 1996.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Gerald P. Richardson	Trustee	Indefinite,	Mr. Richardson is an	16	Hennessy SPARX
Age: 69		until	independent consultant		Funds Trust;
Address:		successor	in the securities industry.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		May 2004
for the
Funds (or
Predecessor
Funds)

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Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Chief	Trustee:	Mr. Hennessy has been	16	Hennessy
Age: 58	Investment	Indefinite,	employed by Hennessy		Advisors, Inc.
Address:	Officer,	until	Advisors, Inc., the Funds’		(current);
c/o Hennessy	Portfolio	successor	investment advisor, since		Hennessy SPARX
Advisors, Inc.	Manager,	elected	1989. He currently serves		Funds Trust;
7250 Redwood Blvd.	President,		as President, Chairman		Hennessy Mutual
Suite 200	Trustee	Served	and CEO of Hennessy		Funds, Inc.; and
Novato, CA 94945	and	since	Advisors, Inc.		The Hennessy
	Chairman	January			Funds, Inc.
	of the	1996
	Board	for the
Funds (or
Predecessor
Funds)

Officer:
1 year term

Served
since
June 2008
for the
Funds (or
Predecessor
Funds)

Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been	N/A	N/A
Age: 48	Vice		employed by Hennessy
Address:	President	Served	Advisors, Inc., the Funds’
c/o Hennessy	and	since	investment advisor, since
Advisors, Inc.	Treasurer	January	1989. She currently serves
7250 Redwood Blvd.		1996	as Executive Vice President,
Suite 200		for the	Chief Operations Officer,
Novato, CA 94945		Funds (or	Chief Financial Officer, and
		Predecessor	Secretary of Hennessy
		Funds)	Advisors, Inc.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”) and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI and HSFT.  Subsequent to the reorganization, HFMI, HFI and HSFT were dissolved.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by
Age: 58	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Served since	investment advisor, since 2000.
c/o Hennessy Advisors, Inc.		March 2000	He currently serves as Executive
7250 Redwood Blvd.		for the Funds (or	Vice President and Chief Compliance
Suite 200		Predecessor Funds)	Officer of Hennessy Advisors, Inc.
Novato, CA 94945

Jennifer Cheskiewicz(1)	Senior	1 year term	Ms. Cheskiewicz has been employed by
Age: 37	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Chief	Served since	investment advisor, since June 2013.
c/o Hennessy Advisors, Inc.	Compliance	June 2013	She previously served as in-house
7250 Redwood Blvd.	Officer	for the Funds (or	counsel to Carlson Capital, L.P., an
Suite 200		Predecessor Funds)	SEC-registered investment advisor to
Novato, CA 94945			several private funds from February
2010 to May 2013. Prior to that, she
was an attorney with Gibson, Dunn &
Crutcher LLP from September 2005
through February 2010. She currently
serves as General Counsel of
Hennessy Advisors, Inc.

Brian Carlson(1)	Senior	1 year term	Mr. Carlson has been employed by
Age: 42	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Head of	Served since	investment advisor, since
c/o Hennessy Advisors, Inc.	Distribution	December 2013	December 2013.
7250 Redwood Blvd.		for the Funds (or
Suite 200		Predecessor Funds)	Mr. Carlson was previously a
Novato, CA 94945			co-founder and principal of Trivium
Consultants, LLC from February 2011
through November 2013. Prior to that,
he was the Senior Managing Director
of NRP Financial, Inc. from August
2007 through February 2011.

David Ellison(1)	Portfolio Manager	1 year term	Mr. Ellison has served as Portfolio
Age: 56	and Senior		Manager of the Large Cap Financial
Address:	Vice President	Served since	Fund, the Small Cap Financial Fund,
c/o Hennessy Advisors, Inc.		October 2012	and the Technology Fund
101 Federal Street		for the Funds (or	since inception.
Suite 1900		Predecessor Funds)
Boston, MA 02110			Mr. Ellison previously served as Director,
CIO and President of FBR Advisers, Inc.
from December 1999 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Brian Peery(1)	Portfolio Manager	1 year term	Mr. Peery has been a Portfolio Manager
Age: 45	and		of the Cornerstone Growth Fund,
Address:	Vice President	Served since	the Cornerstone Mid Cap 30 Fund, the
c/o Hennessy Advisors, Inc.		March 2003	Cornerstone Large Growth Fund, the
7250 Redwood Blvd.		as Vice President	Cornerstone Value Fund, the Total
Suite 200		for the Funds (or	Return Fund, and the Balanced Fund
Novato, CA 94945		Predecessor Funds)	since October 2014. From February
2011 through September 2014, he
		Served since	served as Co-Portfolio Manager of
		February 2011	the same funds.
as Co-Portfolio
		Manager	Mr. Peery has been employed by
		for the Funds (or	Hennessy Advisors, Inc., the Funds’
		Predecessor Funds)	investment advisor, since 2002.

Winsor (Skip) Aylesworth(1)	Portfolio Manager	1 year term	Mr. Aylesworth has been Portfolio
Age: 67	and		Manager of the Gas Utility Index Fund
Address:	Vice President	Served since	since 1998 and Portfolio Manager of
c/o Hennessy Advisors, Inc.		October 2012	the Technology Fund since inception.
101 Federal Street		for the Funds (or
Suite 1900		Predecessor Funds)	Mr. Aylesworth previously served as
Boston, MA 02110			Executive Vice President of The FBR
Funds from 1999 to October 2012.

Ryan Kelley(1)	Portfolio Manager	1 year term	Mr. Kelley has been a Portfolio Manager
Age: 42	and		of the Gas Utility Index Fund (formerly
Address:	Vice President	Served since	the FBR Gas Utility Index Fund), the
c/o Hennessy Advisors, Inc.		March 2013	Small Cap Financial Fund (formerly the
1340 Environ Way		for the Funds (or	FBR Small Cap Financial Fund), and the
Chapel Hill, NC 27517		Predecessor Funds)	Large Cap Financial Fund (formerly the
FBR Large Cap Financial Fund) since
October 2014. From March 2013
through September 2014, he served
as a Co-Portfolio Manager of the same
funds. Prior to that, he was a Portfolio
Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio
Manager of The FBR Funds from
January 2008 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSY FUNDS                                                                                                           1-800-966-4354

31

Expense Example (Unaudited)
October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/14	10/31/14	5/1/14 – 10/31/14
Investor Class

Actual	$1,000.00	$1,049.70	$6.30

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.06	$6.21

Institutional Class

Actual	$1,000.00	$1,051.00	$5.07

Hypothetical (5% return
before expenses)	$1,000.00	$1,020.27	$4.99

(1)
Expenses are equal to the Fund’s expense ratio of 1.22% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                           1-800-966-4354

33

Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.  The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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34

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and
•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

35

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com   |   1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2014

HENNESSY CORNERSTONE
LARGE GROWTH FUND

Investor Class  HFLGX
Institutional Class  HILGX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Federal Tax Distribution Information	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS                                                                                                           1-800-966-4354

December 2014

Dear Shareholder:

As I look back at 2014, I realize that in this age of rapidly evolving technology, information is delivered and absorbed so quickly that it is difficult to remember what happened last week, let alone what’s happened over the course of an entire year. That is why I’d like to take a moment to recall some of the year’s highs and lows, economically, politically and socially, here in the U.S. and around the globe. 2014 was scarred by political partisanship, civil unrest in the U.S., Ukraine and many other countries, the arrival of terrorist group ISIS, the tragedies of school shootings and natural disasters, and the frightening outbreak of Ebola.  However, there were also positive events this year: we survived a government shutdown over healthcare reform, jobs reports have been consistently, albeit anemically, improving, and home prices remained relatively stable, after recovering significantly in 2013. And, important to us here at Hennessy, our hometown team, the San Francisco Giants, won their third World Series in just five years!

A significant event for the financial industry this past year was the confirmation of Janet Yellen as Chair of the Federal Reserve, which served to calm the nerves of business and political leaders alike.  I believe Yellen’s leadership will benefit U.S. business owners, as the Fed continues to be a voice of reason in a sea of political and economic rhetoric.  The Fed has also supported the economy and corporate America by helping keep interest rates reasonable and low.

The stock market has continued its determined comeback from the lows of 2009, setting multiple record highs in recent months. The U.S. financial markets have provided strong returns over the past twelve-month period ended October 31, 2014, with the Dow Jones Industrial Average (DJIA) returning over 14% and S&P 500 Index returning over 17% during the period. The DJIA currently has a dividend yield of 2.2%, which is equal to that of a 10-Year U.S. Treasury, which is currently also yielding 2.2%. I continue to believe that investments in high-yielding, high-quality stocks have the potential to not only provide income but also the potential for stock price appreciation as well. Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals. American investors are slowly migrating from fixed income to equities. Currently, 54% of Americans invest in stocks, and I do expect this percentage to increase, especially if interest rates move higher.

For the past several years, U.S. corporations have been driving shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure and buying back stock. However, this year I began to see a shift from those strategies. I believe the easier to execute acquisitions are a thing of the past, and firms now have to be even more creative to execute accretive deals. I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  What will these cash-rich companies do with their capital if they are not raising dividends or buying back stock?  I believe they may begin to initiate capital expenditure programs that could truly benefit economic growth.

Liquidity and monetary conditions are supportive, causing the cost of capital to be very low. I believe firms will choose to spend capital to expand their sales, and they may even begin to hire in earnest. Once a company begins to move in this way, the cost to

HENNESSYFUNDS.COM

2

defer becomes real for competitors. With almost $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies, a strategic shift by firms to spend their idle capital, while slow, could potentially further economic growth in the U.S. in my opinion.

Economic progress and growth remain slow, yet steady, and unemployment, though improving, remains high. Oil prices have fallen, giving consumers a bit more discretionary income.  While the midterm elections may not end all of the gridlock in Washington, hopefully we will receive clarity on the political headwinds of taxes and regulations, which have not improved over the past several years.

The markets have had several quarters without any truly significant downturn. The pullbacks we recently experienced, most notably in July and October, were short-lived, as evidenced by the quick rebound to record high market levels.  I firmly believe that we are in a secular bull market, and I continue to tell investors to try to remain calm in the face of volatility and continue to focus on the strong, long-term fundamentals that are evident in the market today.  Many companies continue to have strong balance sheets, with record cash flows and profits. With this current bull market in its fifth year, investors should expect some volatility.

I am encouraged by the strong returns for the major U.S. financial market indices and by the performance of the Hennessy Funds over the past year. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength. A firm’s cash flow is the movement of cash in and out of the firm in the form of payments to suppliers and collections from customers. Dividend Yield is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

HENNESSY FUNDS                                                                                                           1-800-966-4354

3

Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on multiple factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 20, 2009 (inception date of the Fund). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2014

			Since
	One	Five	Inception
	Year	Years	(3/20/09)
Hennessy Large Growth Fund –
Investor Class (HFLGX)	18.73%	16.87%	22.14%
Hennessy Large Growth Fund –
Institutional Class (HILGX)	18.96%	17.18%	22.47%
Russell 1000® Index	16.78%	16.98%	21.68%
S&P 500 Index	17.27%	16.69%	21.29%

Expense ratios: 1.19% (Investor Class); Gross 1.10%, Net 0.98%(1) (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)	With regard to Institutional Class shares, the Fund’s investment advisor has contractually agreed to waive a portion of its expenses indefinitely.

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PERFORMANCE NARRATIVE
Portfolio Managers Neil Hennessy and Brian Peery

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve month period ended October 31, 2014, the Investor Class of the Hennessy Cornerstone Large Growth Fund returned 18.73%, outperforming the Russell 1000® Index, the S&P 500 Index and the Morningstar Large Blend Category Average, which returned 16.78%, 17.27% and 14.33% for the same period, respectively.

We are very pleased with the overall performance of the Fund during the previous twelve months versus its benchmarks. The Fund’s relative outperformance was driven entirely by stock selection, as sector allocation had a slightly negative effect on the portfolio. The biggest contribution to the Fund’s outperformance versus its benchmarks was stock selection in the Industrial and Information Technology sectors, which accounted for most of the outperformance relative to the Russell 1000® Index. The largest detractor to the Fund’s performance was its allocation and stock selection within the Consumer Discretionary sector.

Additional Portfolio Manager commentary and related investment outlook:

During the last twelve months, we saw a continued trend of companies beating earnings expectations, but not quite meeting revenue targets. We believe this trend is abating and that we should see better earnings and revenue numbers in the coming year. While top line revenue growth was muted due to a slow-growth environment, companies are still doing well, and the latest quarter’s results are certainly showing signs of promise. Corporate profits continue to reach new highs due to deferred capital expenditure plans, combined with tempered cost cutting.

We feel, however, that we are in the midst of a change, and an important one for the future of the bull market. We are seeing positive signs in both revenue growth and all-important corporate capital expenditures levels. Over the last twelve months, we have seen a slight disconnect between earnings and revenues, with earnings showing healthy gains, largely due to cost containment, while revenue growth lagged. With few cost cuts seemingly left to be made, companies appear to be beginning to utilize their healthy balance sheets to focus on organic growth, which we expect should drive corporate spending higher. In fact, we anticipate the U.S. economy will expand nicely over the next 12 to 18 months and that the markets should benefit from this flow of capital. While excess cash has largely been directed toward acquisitions, increasing dividends, and/or stock buybacks recently, we believe this shift in corporate spending has the potential to reward shareholders over the longer term. One of the key criteria we use in the stock selection process for the Fund is return on total capital, which is essentially a profitability ratio that measures a return on investment. What it really indicates is how successfully a company turns capital into profits. We believe companies are now shifting towards organic growth via capital expenditure plans and that they are very well positioned to do so. We are pleased that the companies selected for inclusion in the Fund’s portfolio appear to be leading their respective industries in creating value for their shareholders.

We believe the current attractiveness of equity prices, in an extremely low interest rate environment, have many investors seeking high-quality growth companies. Of note, 46 out of the 50 stocks within the portfolio pay a dividend. In our view, investing in dividend-paying growth companies can provide the enticing potential to provide income while also allowing for the potential for stock price appreciation.

HENNESSY FUNDS                                                                                                           1-800-966-4354

5

The Russell 1000® Index and the S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

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6

Financial Statements

Schedule of Investments

HENNESSY CORNERSTONE LARGE GROWTH FUND

As of October 31, 2014
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Kroger Co.	2.60%
Union Pacific Corp.	2.55%
Apple, Inc.	2.55%
Delta Air Lines, Inc.	2.51%
SanDisk Corp.	2.50%
Intel Corp.	2.41%
Lockheed Martin Corp.	2.38%
Eli Lilly & Co.	2.37%
Altria Group, Inc.	2.34%
Microsoft Corp.	2.33%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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COMMON STOCKS – 97.20%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 15.93%
Autozone, Inc. (a)	4,600	$2,546,192	2.12%
Bed Bath & Beyond, Inc. (a)	27,300	1,838,382	1.53%
Coach, Inc.	39,100	1,344,258	1.12%
Dollar General Corp. (a)	36,100	2,262,387	1.88%
Ford Motor Co.	141,800	1,997,962	1.66%
Lowes Companies, Inc.	44,900	2,568,280	2.13%
Macy’s, Inc.	41,100	2,376,402	1.97%
McDonald’s Corp.	22,800	2,137,044	1.78%
The Gap, Inc.	55,600	2,106,684	1.75%
		19,177,591	15.93%

Consumer Staples – 18.55%
Altria Group, Inc.	58,300	2,818,222	2.34%
General Mills, Inc.	44,600	2,317,416	1.93%
Kimberly Clark Corp.	21,100	2,411,097	2.00%
Kraft Foods Group, Inc.	41,100	2,315,985	1.92%
Kroger Co.	56,200	3,130,902	2.60%
Pepsico, Inc.	26,700	2,567,739	2.13%
Philip Morris International, Inc.	25,700	2,287,557	1.90%
Sysco Corp.	61,000	2,350,940	1.95%
Wal-Mart Stores, Inc.	28,000	2,135,560	1.78%
		22,335,418	18.55%

Energy – 12.86%
Chevron Corp.	17,700	2,123,115	1.76%
ConocoPhillips	31,400	2,265,510	1.88%
Exxon Mobil Corp.	22,100	2,137,291	1.78%
Halliburton Co.	43,900	2,420,646	2.01%
HollyFrontier Corp.	44,500	2,019,410	1.68%
Marathon Oil Corp.	63,700	2,254,980	1.87%
Marathon Petroleum Corp.	24,900	2,263,410	1.88%
		15,484,362	12.86%

Health Care – 6.53%
Baxter International, Inc.	31,775	2,228,699	1.85%
Eli Lilly & Co.	43,000	2,852,190	2.37%
UnitedHealth Group, Inc.	29,300	2,783,793	2.31%
		7,864,682	6.53%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials – 23.52%
Caterpillar, Inc.	24,500	$2,484,545	2.06%
CSX Corp.	77,300	2,754,199	2.29%
Cummins, Inc.	15,800	2,309,644	1.92%
Deere & Co.	24,300	2,078,622	1.73%
Delta Air Lines, Inc.	75,200	3,025,296	2.51%
Illinois Tool Works, Inc.	26,300	2,394,615	1.99%
Lockheed Martin Corp.	15,000	2,858,550	2.38%
Northrop Grumman Corp.	19,400	2,676,424	2.22%
Raytheon Co.	24,800	2,576,224	2.14%
Union Pacific Corp.	26,400	3,074,280	2.55%
United Technologies Corp.	19,500	2,086,500	1.73%
		28,318,899	23.52%

Information Technology – 17.76%
Apple, Inc.	28,450	3,072,600	2.55%
Hewlett-Packard Co.	77,600	2,784,288	2.31%
Intel Corp.	85,300	2,901,053	2.41%
International Business Machines Corp.	11,800	1,939,920	1.61%
Microsoft Corp.	59,600	2,798,220	2.33%
Oracle Corp.	58,400	2,280,520	1.89%
SanDisk Corp.	31,900	3,003,066	2.50%
Western Digital Corp.	26,400	2,596,968	2.16%
		21,376,635	17.76%

Materials – 2.05%
CF Industries Holdings, Inc.	9,500	2,470,000	2.05%

Total Common Stocks
(Cost $91,738,368)		117,027,587	97.20%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

9

SHORT-TERM INVESTMENTS – 2.87%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.87%
Fidelity Government Portfolio – Institutional Class, 0.01% (b)	3,451,622	$3,451,622	2.87%

Total Short-Term Investments
(Cost $3,451,622)		3,451,622	2.87%

Total Investments
(Cost $95,189,990) – 100.07%		120,479,209	100.07%
Liabilities in Excess
of Other Assets – (0.07)%		(90,723)	(0.07)%
TOTAL NET ASSETS – 100.00%		$120,388,486	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2014.

Summary of Fair Value Exposure at October 31, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$19,177,591	$—	$—	$19,177,591
Consumer Staples	22,335,418	—	—	22,335,418
Energy	15,484,362	—	—	15,484,362
Health Care	7,864,682	—	—	7,864,682
Industrials	28,318,899	—	—	28,318,899
Information Technology	21,376,635	—	—	21,376,635
Materials	2,470,000	—	—	2,470,000
Total Common Stocks	$117,027,587	$—	$—	$117,027,587
Short-Term Investments
Money Market Funds	$3,451,622	$—	$—	$3,451,622
Total Short-Term Investments	$3,451,622	$—	$—	$3,451,622
Total Investments	$120,479,209	$—	$—	$120,479,209

Transfers between levels are recognized at the end of the reporting period. During the one-year period ended October 31, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in securities, at value (cost $95,189,990)	$120,479,209
Dividends and interest receivable	110,591
Receivable for fund shares sold	6,740
Prepaid expenses and other assets	13,463
Total Assets	120,610,003

LIABILITIES:
Payable for fund shares redeemed	75,647
Payable to advisor	73,035
Payable to administrator	26,765
Payable to auditor	17,724
Accrued service fees	8,648
Accrued interest payable	70
Accrued trustees fees	2,318
Accrued expenses and other payables	17,310
Total Liabilities	221,517
NET ASSETS	$120,388,486

NET ASSETS CONSIST OF:
Capital stock	$78,151,194
Accumulated net investment income	1,313,651
Accumulated net realized gain on investments	15,634,422
Unrealized net appreciation on investments	25,289,219
Total Net Assets	$120,388,486

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$105,507,323
Shares issued and outstanding	6,958,995
Net asset value, offering price and redemption price per share	$15.16

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$14,881,163
Shares issued and outstanding	972,624
Net asset value, offering price and redemption price per share	$15.30

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statement of Operations for the year ended October 31, 2014

INVESTMENT INCOME:
Dividend income	$2,608,449
Interest income	395
Total investment income	2,608,844

EXPENSES:
Investment advisory fees (See Note 5)	850,623
Administration, fund accounting, custody and transfer agent fees	204,095
Service fees – Investor Class (See Note 5)	98,700
Sub-transfer agent expenses – Investor Class (See Note 5)	39,712
Sub-transfer agent expenses – Institutional Class (See Note 5)	7,497
Federal and state registration fees	33,123
Compliance expense	21,487
Audit fees	16,736
Reports to shareholders	12,800
Trustees’ fees and expenses	9,821
Legal fees	2,248
Other expenses	11,357
Total expenses before waiver	1,308,199
Administrative expense waiver (See Note 5)	(13,018)
Net expenses	1,295,181
NET INVESTMENT INCOME	$1,313,663

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$18,680,208
Net change in unrealized depreciation on investments	(586,375)
Net gain on investments	18,093,833
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,407,496

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statements of Changes in Net Assets

	Year Ended		Year Ended
	October 31, 2014		October 31, 2013
OPERATIONS:
Net investment income	$1,313,663		$1,194,449
Net realized gain on investments	18,680,208		6,201,807
Net change in unrealized
appreciation (depreciation) on investments	(586,375)		17,304,019
Net increase in net assets resulting from operations	19,407,496		24,700,275

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(985,143)		(719,396)
Institutional Class	(209,291)		(361,073)
Net realized gains
Investor Class	(4,397,057)		(117,309)
Institutional Class	(781,019)		(52,078)
Total distributions	(6,372,510)		(1,249,856)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	11,881,168		1,740,370
Proceeds from shares subscribed – Institutional Class	4,305,238		815,827
Dividends reinvested – Investor Class	5,021,319		780,066
Dividends reinvested – Institutional Class	949,886		406,311
Cost of shares redeemed – Investor Class	(11,322,920)		(8,522,055)
Cost of shares redeemed – Institutional Class	(8,441,558	)(1)	(23,485,757)
Net increase (decrease) in net assets derived
from capital share transactions	2,393,133		(28,265,238)
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,428,119		(4,814,819)

NET ASSETS:
Beginning of year	104,960,367		109,775,186
End of year	$120,388,486		$104,960,367
Undistributed net investment income, end of year	$1,313,651		$1,194,434

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	822,355		149,494
Shares sold – Institutional Class	298,334		68,395
Shares issued to holders as reinvestment
of dividends – Investor Class	375,434		72,353
Shares issued to holders as reinvestment
of dividends – Institutional Class	70,320		37,405
Shares redeemed – Investor Class	(783,194)		(720,532)
Shares redeemed – Institutional Class	(579,248)		(2,050,571)
Net increase (decrease) in shares outstanding	204,001		(2,443,456)

(1)
Net of redemption fees of $3 related to redemption fees imposed by the FBR Large Cap Fund (which was reorganized into the Fund) during a prior year but not received until the year ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$13.56	$10.77	$12.37	$11.70	$9.49

0.15	0.14	0.13	0.09	0.09
2.28	2.77	0.80	0.69	2.17
2.43	2.91	0.93	0.78	2.26

(0.15)	(0.10)	(0.07)	(0.09)	(0.05)
(0.68)	(0.02)	(2.46)	(0.02)	—
(0.83)	(0.12)	(2.53)	(0.11)	(0.05)
$15.16	$13.56	$10.77	$12.37	$11.70

18.73%	27.32%	9.14%	6.70%	23.88%

$105.51	$88.77	$75.83	$77.88	$78.83

1.15%	1.19%	1.27%	1.26%	1.30%
1.15%	1.19%	1.27%	1.30%	1.30%

1.12%	1.10%	1.35%	0.72%	0.84%
1.12%	1.10%	1.35%	0.68%	0.84%
57%	73%	0%	70%	83%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$13.68	$10.85	$12.44	$11.76	$9.51

0.17	0.09	0.07	0.08	0.10
2.30	2.88	0.89	0.74	2.20
2.47	2.97	0.96	0.82	2.30

(0.17)	(0.12)	(0.09)	(0.12)	(0.05)
(0.68)	(0.02)	(2.46)	(0.02)	—
(0.85)	(0.14)	(2.55)	(0.14)	(0.05)
$15.30	$13.68	$10.85	$12.44	$11.76

18.96%	27.63%	9.43%	6.99%	24.26%

$14.88	$16.19	$33.94	$0.14	$0.07

1.06%	1.10%	1.41%	1.14%	1.16%
0.98%	0.98%	0.98%	0.98%	0.98%

1.21%	1.38%	6.44%	0.81%	0.90%
1.30%	1.50%	6.87%	0.97%	1.08%
57%	73%	0%	70%	83%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Notes to Financial Statements October 31, 2014

1).  ORGANIZATION

The Hennessy Cornerstone Large Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The investment objective of the Fund is long-term growth of capital.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2014 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follow:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$(12)	$12	$ —

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income,

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expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

i).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

j).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than

HENNESSY FUNDS                                                                                                           1-800-966-4354

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“traditional” securities would. The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2014, the Fund did not hold any derivative instruments.

k).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The

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NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price for a security that reflects amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with

HENNESSY FUNDS                                                                                                           1-800-966-4354

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investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2014 were $63,590,504 and $68,256,488, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable for the Fund as of October 31, 2014 were $73,035.

The Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all Federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceed 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares can only be terminated by the Board.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement. During the three years ended October 31, 2014, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable for the Fund as of October 31, 2014 were $8,648.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the fiscal year ended October 31, 2014 were $47,209.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian,

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transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the fiscal year ended October 31, 2014 were $191,077.

USBFS has voluntarily waived all or a portion of its fees allocated to the Institutional Class shares of the Fund.  The administration fees voluntarily waived by USBFS during the fiscal year ended October 31, 2014 were $13,018.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the fiscal year ended October 31, 2014, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follow:

Cost of investments for tax purposes	$95,240,010
Gross tax unrealized appreciation	$26,854,958
Gross tax unrealized depreciation	(1,615,759)
Net tax unrealized appreciation	$25,239,199
Undistributed ordinary income	$1,313,651
Undistributed long-term capital gains	17,714,948
Total distributable earnings	$19,028,599
Other accumulated loss	$(2,030,506)
Total accumulated gain	$42,237,292

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund had capital loss carryforwards of $2,030,506 that expire on October 31, 2016.

During the year ended October 31, 2014, the capital loss carry forwards utilized for the Fund were $1,015,253.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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At October 31, 2014, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2014 and fiscal year 2013 for the Fund were as follow:

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Ordinary income	$1,205,688	$1,080,469
Long-term capital gain	5,166,822	169,387
	$6,372,510	$1,249,856

8).  EVENTS SUBSEQUENT TO YEAR-END

On December 8, 2014, a long-term capital gains distribution of $2.23720 per share for the Investor Class and $2.25762 per share for the Institutional Class were declared and paid to shareholders of record on December 5, 2014.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Hennessy Funds Trust:

We have audited the accompanying statement of assets and liabilities of Hennessy Cornerstone Large Growth Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 30, 2014

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa	Trustee	Indefinite,	Mr. DeSousa is a real	16	Hennessy SPARX
Age: 78		until	estate investor.		Funds Trust;
Address:		successor			Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Robert T. Doyle	Trustee	Indefinite,	Mr. Doyle has been the	16	Hennessy SPARX
Age: 67		until	Sheriff of Marin County,		Funds Trust;
Address:		successor	California since 1996.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Gerald P. Richardson	Trustee	Indefinite,	Mr. Richardson is an	16	Hennessy SPARX
Age: 69		until	independent consultant		Funds Trust;
Address:		successor	in the securities industry.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		May 2004
for the
Funds (or
Predecessor
Funds)

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Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Chief	Trustee:	Mr. Hennessy has been	16	Hennessy
Age: 58	Investment	Indefinite,	employed by Hennessy		Advisors, Inc.
Address:	Officer,	until	Advisors, Inc., the Funds’		(current);
c/o Hennessy	Portfolio	successor	investment advisor, since		Hennessy SPARX
Advisors, Inc.	Manager,	elected	1989. He currently serves		Funds Trust;
7250 Redwood Blvd.	President,		as President, Chairman		Hennessy Mutual
Suite 200	Trustee	Served	and CEO of Hennessy		Funds, Inc.; and
Novato, CA 94945	and	since	Advisors, Inc.		The Hennessy
	Chairman	January			Funds, Inc.
	of the	1996
	Board	for the
Funds (or
Predecessor
Funds)

Officer:
1 year term

Served
since
June 2008
for the
Funds (or
Predecessor
Funds)

Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been	N/A	N/A
Age: 48	Vice		employed by Hennessy
Address:	President	Served	Advisors, Inc., the Funds’
c/o Hennessy	and	since	investment advisor, since
Advisors, Inc.	Treasurer	January	1989. She currently serves
7250 Redwood Blvd.		1996	as Executive Vice President,
Suite 200		for the	Chief Operations Officer,
Novato, CA 94945		Funds (or	Chief Financial Officer, and
		Predecessor	Secretary of Hennessy
		Funds)	Advisors, Inc.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”) and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI and HSFT.  Subsequent to the reorganization, HFMI, HFI and HSFT were dissolved.

HENNESSY FUNDS                                                                                                           1-800-966-4354

27

Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by
Age: 58	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Served since	investment advisor, since 2000.
c/o Hennessy Advisors, Inc.		March 2000	He currently serves as Executive
7250 Redwood Blvd.		for the Funds (or	Vice President and Chief Compliance
Suite 200		Predecessor Funds)	Officer of Hennessy Advisors, Inc.
Novato, CA 94945

Jennifer Cheskiewicz(1)	Senior	1 year term	Ms. Cheskiewicz has been employed by
Age: 37	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Chief	Served since	investment advisor, since June 2013.
c/o Hennessy Advisors, Inc.	Compliance	June 2013	She previously served as in-house
7250 Redwood Blvd.	Officer	for the Funds (or	counsel to Carlson Capital, L.P., an
Suite 200		Predecessor Funds)	SEC-registered investment advisor to
Novato, CA 94945			several private funds from February
2010 to May 2013. Prior to that, she
was an attorney with Gibson, Dunn &
Crutcher LLP from September 2005
through February 2010. She currently
serves as General Counsel of
Hennessy Advisors, Inc.

Brian Carlson(1)	Senior	1 year term	Mr. Carlson has been employed by
Age: 42	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Head of	Served since	investment advisor, since
c/o Hennessy Advisors, Inc.	Distribution	December 2013	December 2013.
7250 Redwood Blvd.		for the Funds (or
Suite 200		Predecessor Funds)	Mr. Carlson was previously a
Novato, CA 94945			co-founder and principal of Trivium
Consultants, LLC from February 2011
through November 2013. Prior to that,
he was the Senior Managing Director
of NRP Financial, Inc. from August
2007 through February 2011.

David Ellison(1)	Portfolio Manager	1 year term	Mr. Ellison has served as Portfolio
Age: 56	and Senior		Manager of the Large Cap Financial
Address:	Vice President	Served since	Fund, the Small Cap Financial Fund,
c/o Hennessy Advisors, Inc.		October 2012	and the Technology Fund
101 Federal Street		for the Funds (or	since inception.
Suite 1900		Predecessor Funds)
Boston, MA 02110			Mr. Ellison previously served as Director,
CIO and President of FBR Advisers, Inc.
from December 1999 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Brian Peery(1)	Portfolio Manager	1 year term	Mr. Peery has been a Portfolio Manager
Age: 45	and		of the Cornerstone Growth Fund,
Address:	Vice President	Served since	the Cornerstone Mid Cap 30 Fund, the
c/o Hennessy Advisors, Inc.		March 2003	Cornerstone Large Growth Fund, the
7250 Redwood Blvd.		as Vice President	Cornerstone Value Fund, the Total
Suite 200		for the Funds (or	Return Fund, and the Balanced Fund
Novato, CA 94945		Predecessor Funds)	since October 2014. From February
2011 through September 2014, he
		Served since	served as Co-Portfolio Manager of
		February 2011	the same funds.
as Co-Portfolio
		Manager	Mr. Peery has been employed by
		for the Funds (or	Hennessy Advisors, Inc., the Funds’
		Predecessor Funds)	investment advisor, since 2002.

Winsor (Skip) Aylesworth(1)	Portfolio Manager	1 year term	Mr. Aylesworth has been Portfolio
Age: 67	and		Manager of the Gas Utility Index Fund
Address:	Vice President	Served since	since 1998 and Portfolio Manager of
c/o Hennessy Advisors, Inc.		October 2012	the Technology Fund since inception.
101 Federal Street		for the Funds (or
Suite 1900		Predecessor Funds)	Mr. Aylesworth previously served as
Boston, MA 02110			Executive Vice President of The FBR
Funds from 1999 to October 2012.

Ryan Kelley(1)	Portfolio Manager	1 year term	Mr. Kelley has been a Portfolio Manager
Age: 42	and		of the Gas Utility Index Fund (formerly
Address:	Vice President	Served since	the FBR Gas Utility Index Fund), the
c/o Hennessy Advisors, Inc.		March 2013	Small Cap Financial Fund (formerly the
1340 Environ Way		for the Funds (or	FBR Small Cap Financial Fund), and the
Chapel Hill, NC 27517		Predecessor Funds)	Large Cap Financial Fund (formerly the
FBR Large Cap Financial Fund) since
October 2014. From March 2013
through September 2014, he served
as a Co-Portfolio Manager of the same
funds. Prior to that, he was a Portfolio
Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio
Manager of The FBR Funds from
January 2008 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSY FUNDS                                                                                                           1-800-966-4354

29

Expense Example (Unaudited)
October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/14	10/31/14	5/1/14 – 10/31/14
Investor Class

Actual	$1,000.00	$1,053.50	$5.80

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.56	$5.70

Institutional Class

Actual	$1,000.00	$1,054.40	$5.07

Hypothetical (5% return
before expenses)	$1,000.00	$1,020.27	$4.99

(1)
Expenses are equal to the Fund's expense ratio of 1.12% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                           1-800-966-4354

31

Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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32

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and
•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

33

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2014

HENNESSY CORNERSTONE
VALUE FUND

Investor Class  HFCVX
Institutional Class  HICVX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	32
Proxy Voting	34
Quarterly Filings on Form N-Q	34
Federal Tax Distribution Information	34
Householding	34
Privacy Policy	35

HENNESSY FUNDS                                                                                                           1-800-966-4354

December 2014

Dear Shareholder:

As I look back at 2014, I realize that in this age of rapidly evolving technology, information is delivered and absorbed so quickly that it is difficult to remember what happened last week, let alone what’s happened over the course of an entire year. That is why I’d like to take a moment to recall some of the year’s highs and lows, economically, politically and socially, here in the U.S. and around the globe. 2014 was scarred by political partisanship, civil unrest in the U.S., Ukraine and many other countries, the arrival of terrorist group ISIS, the tragedies of school shootings and natural disasters, and the frightening outbreak of Ebola.  However, there were also positive events this year: we survived a government shutdown over healthcare reform, jobs reports have been consistently, albeit anemically, improving, and home prices remained relatively stable, after recovering significantly in 2013. And, important to us here at Hennessy, our hometown team, the San Francisco Giants, won their third World Series in just five years!

A significant event for the financial industry this past year was the confirmation of Janet Yellen as Chair of the Federal Reserve, which served to calm the nerves of business and political leaders alike.  I believe Yellen’s leadership will benefit U.S. business owners, as the Fed continues to be a voice of reason in a sea of political and economic rhetoric.  The Fed has also supported the economy and corporate America by helping keep interest rates reasonable and low.

The stock market has continued its determined comeback from the lows of 2009, setting multiple record highs in recent months. The U.S. financial markets have provided strong returns over the past twelve-month period ended October 31, 2014, with the Dow Jones Industrial Average (DJIA) returning over 14% and S&P 500 Index returning over 17% during the period. The DJIA currently has a dividend yield of 2.2%, which is equal to that of a 10-Year U.S. Treasury, which is currently also yielding 2.2%. I continue to believe that investments in high-yielding, high-quality stocks have the potential to not only provide income but also the potential for stock price appreciation as well. Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals. American investors are slowly migrating from fixed income to equities. Currently, 54% of Americans invest in stocks, and I do expect this percentage to increase, especially if interest rates move higher.

For the past several years, U.S. corporations have been driving shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure and buying back stock. However, this year I began to see a shift from those strategies. I believe the easier to execute acquisitions are a thing of the past, and firms now have to be even more creative to execute accretive deals. I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  What will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe they may begin to initiate capital expenditure programs that could truly benefit economic growth.

Liquidity and monetary conditions are supportive, causing the cost of capital to be very low. I believe firms will choose to spend capital to expand their sales, and they may even begin to hire in earnest. Once a company begins to move in this way, the cost to

HENNESSYFUNDS.COM

2

defer becomes real for competitors. With almost $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies, a strategic shift by firms to spend their idle capital, while slow, could potentially further economic growth in the U.S. in my opinion.

Economic progress and growth remain slow, yet steady, and unemployment, though improving, remains high. Oil prices have fallen, giving consumers a bit more discretionary income.  While the midterm elections may not end all of the gridlock in Washington, hopefully we will receive clarity on the political headwinds of taxes and regulations, which have not improved over the past several years.

The markets have had several quarters without any truly significant downturn. The pullbacks we recently experienced, most notably in July and October, were short-lived, as evidenced by the quick rebound to record high market levels.  I firmly believe that we are in a secular bull market, and I continue to tell investors to try to remain calm in the face of volatility and continue to focus on the strong, long-term fundamentals that are evident in the market today.  Many companies continue to have strong balance sheets, with record cash flows and profits. With this current bull market in its fifth year, investors should expect some volatility.

I am encouraged by the strong returns for the major U.S. financial market indices and by the performance of the Hennessy Funds over the past year. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength. A firm’s cash flow is the movement of cash in and out of the firm in the form of payments to suppliers and collections from customers. Dividend Yield is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

HENNESSY FUNDS                                                                                                           1-800-966-4354

3

Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on multiple factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2014

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Value Fund –
Investor Class (HFCVX)	11.69%	14.59%	7.04%
Hennessy Cornerstone Value Fund –
Institutional Class (HICVX)(1)	11.82%	14.90%	7.23%
Russell 1000® Value Index	16.46%	16.49%	7.90%
S&P 500 Index	17.27%	16.69%	8.20%

Expense ratios: 1.22% (Investor Class); Gross 1.10%, Net 0.98%(2) (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of the Institutional Class shares is March 3, 2008. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(2)	With regard to Institutional Class shares, the Funds’ investment advisor has contractually agreed to waive a portion of its expenses indefinitely.

HENNESSYFUNDS.COM

4

PERFORMANCE NARRATIVE

Portfolio Manager, Neil Hennessy, and Portfolio Manager, Brian Peery

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2014, the Investor Class of the Hennessy Cornerstone Value Fund returned 11.69%, underperforming the Russell 1000® Value Index, the S&P 500 Index and the Morningstar Large Value Category Average, which returned 16.46%, 17.27% and 13.60% for the same period, respectively.

While the Fund had good absolute performance for the twelve-month period, its performance versus the Russell 1000® Value Index was hampered by both asset allocation and stock selection. Relative overweighting in the Consumer Discretionary sector, combined with stock selection within the sector, attributed to all of the Fund’s relative underperformance versus the Russell 1000® Value Index. Specifically, significant detractors to relative underperformance were Ford Motor Co. and General Motors Co., both of which performed poorly during the period.

Additional Portfolio Manager commentary and related investment outlook:

The financial markets continue to appear to favor companies that place a high emphasis on shareholder value, specifically those companies that reward shareholders with higher dividends, and we expect this trend to continue as investors look to replace income streams from fixed income to high-yielding equities. As of the end of October, the Fund’s 30-Day SEC Yield for Investor Class shares was 2.45% (as a reference point, the U.S. Treasury 10-year and 5-year yields at the end of October were 2.34% and 1.61%, respectively). As investors continue to seek opportunities to generate income, while maintaining exposure to the upside potential of the equity markets, we believe that large capitalization, dividend-paying companies should continue to do well.

The stock market recently went through what some would call a much needed correction. It is important to remember that we are in a five-year bull market and that corrections will happen. The key is to stay the course, not be swayed or allow fear to dictate investment parameters, and remain focused on investing for the long-term. By adhering to our strict stock selection methodology, which includes keeping only a small portion of the Fund’s assets in cash, the performance of the Fund rebounded quickly alongside the market.

With the market’s quick rebound to new highs and recent spike in volatility, we anticipate that investors will continue to migrate out of high-risk, high-multiple stocks and into stocks that should do well as the economy expands. With interest rates expected to remain low for quite some time, we would expect investors to continue to shift assets towards high-quality, dividend-paying companies as a means of income generation, especially after taking into consideration the favorable tax rates of income from dividends versus ordinary income. While the equation for high-dividend stocks might not be as obvious today as it was just a few years ago, when dividend yields were even higher, we still believe they offer an excellent means of potentially generating income while maintaining exposure to potential appreciation of the underlying asset in the form of a higher stock price.

The Russell 1000® Value Index is an unmanaged index commonly used to measure the performance of U.S. large-capitalization value stocks.  The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than

HENNESSY FUNDS                                                                                                           1-800-966-4354

5

large-capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods. The Fund’s portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund’s investments and increases in investments with relatively lower total return.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.  Any tax or legal information provided is not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the Fund nor any of its representatives may give legal or tax advice.

30-Day SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the past 30-day period by the share price at the end of the period, expressed as an annual percentage rate.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSYFUNDS.COM

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Financial Statements

Schedule of Investments

HENNESSY CORNERSTONE VALUE FUND

As of October 31, 2014
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

CenturyLink, Inc.	2.58%
Altria Group, Inc.	2.48%
Intel Corp.	2.48%
AbbVie, Inc.	2.34%
Lockheed Martin Corp.	2.25%
Microsoft Corp.	2.25%
Eli Lilly & Co.	2.20%
Johnson & Johnson	2.18%
3M Co.	2.17%
Pepsico, Inc.	2.14%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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COMMON STOCKS – 98.49%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 8.80%
Ford Motor Co.	187,100	$2,636,239	1.69%
General Motors Co.	77,200	2,424,080	1.56%
McDonald’s Corp.	29,300	2,746,289	1.77%
Target Corp.	49,100	3,035,362	1.95%
Thomson Reuters Corp. (a)	76,600	2,851,052	1.83%
		13,693,022	8.80%

Consumer Staples – 24.16%
Altria Group, Inc.	79,800	3,857,532	2.48%
ConAgra Foods, Inc.	88,700	3,046,845	1.96%
General Mills, Inc.	58,100	3,018,876	1.94%
Kellogg Co.	47,800	3,057,288	1.96%
Kimberly Clark Corp.	25,800	2,948,166	1.89%
Kraft Foods Group, Inc.	53,300	3,003,455	1.93%
Pepsico, Inc.	34,700	3,337,099	2.14%
Philip Morris International, Inc.	36,100	3,213,261	2.07%
Procter & Gamble Co.	36,000	3,141,720	2.02%
Sysco Corp.	78,900	3,040,806	1.95%
The Coca-Cola Co.	73,200	3,065,616	1.97%
Unilever PLC – ADR (a)	71,600	2,880,468	1.85%
		37,611,132	24.16%

Energy – 12.86%
BP PLC – ADR	59,000	2,564,140	1.65%
Chevron Corp.	24,500	2,938,775	1.89%
ConocoPhillips	42,600	3,073,590	1.97%
Exxon Mobil Corp.	30,200	2,920,642	1.88%
Occidental Petroleum Corp.	31,200	2,774,616	1.78%
Royal Dutch Shell PLC – ADR (a)	38,100	2,844,927	1.83%
Total SA – ADR (a)	48,400	2,898,676	1.86%
		20,015,366	12.86%

Financials – 3.78%
Banco Santander SA – ADR (a)	325,700	2,856,389	1.83%
J.P. Morgan Chase & Co.	50,100	3,030,048	1.95%
		5,886,437	3.78%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care – 15.87%
AbbVie, Inc.	57,500	$3,648,950	2.34%
Baxter International, Inc.	40,900	2,868,726	1.84%
Bristol-Myers Squibb Co.	56,000	3,258,640	2.09%
Eli Lilly & Co.	51,700	3,429,261	2.20%
GlaxoSmithKline PLC – ADR (a)	53,400	2,429,166	1.56%
Johnson & Johnson	31,400	3,384,292	2.18%
Merck & Co., Inc.	52,300	3,030,262	1.95%
Pfizer, Inc.	89,000	2,665,550	1.71%
		24,714,847	15.87%

Industrials – 8.36%
3M Co.	22,000	3,382,940	2.17%
General Electric Co.	111,800	2,885,558	1.85%
Lockheed Martin Corp.	18,400	3,506,488	2.25%
Waste Management, Inc.	66,400	3,246,296	2.09%
		13,021,282	8.36%

Information Technology – 8.81%
Cisco Systems, Inc.	126,300	3,090,561	1.99%
Intel Corp.	113,700	3,866,937	2.48%
Microsoft Corp.	74,600	3,502,470	2.25%
Texas Instruments, Inc.	65,600	3,257,696	2.09%
		13,717,664	8.81%

Materials – 9.47%
EI Du Pont de Nemours & Co.	45,400	3,139,410	2.02%
Freeport-McMoRan Copper & Gold, Inc.	87,600	2,496,600	1.60%
International Paper Co.	58,000	2,935,960	1.89%
Nucor Corp.	58,400	3,157,104	2.03%
The Dow Chemical Co.	60,900	3,008,460	1.93%
		14,737,534	9.47%

Telecommunication Services – 6.38%
AT&T, Inc.	85,200	2,968,368	1.91%
CenturyLink, Inc.	96,800	4,015,264	2.58%
Verizon Communications, Inc.	58,700	2,949,675	1.89%
		9,933,307	6.38%

Total Common Stocks
(Cost $116,424,205)		153,330,591	98.49%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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SHORT-TERM INVESTMENTS – 1.38%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.38%
Fidelity Government Portfolio – Institutional Class, 0.01% (b)	2,148,308	$2,148,308	1.38%

Total Short-Term Investments
(Cost $2,148,308)		2,148,308	1.38%

Total Investments
(Cost $118,572,513) – 99.87%		155,478,899	99.87%
Other Assets in
Excess of Liabilities – 0.13%		208,566	0.13%
TOTAL NET ASSETS – 100.00%		$155,687,465	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	U.S. traded security of a foreign corporation.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2014.

Summary of Fair Value Exposure at October 31, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$13,693,022	$—	$—	$13,693,022
Consumer Staples	37,611,132	—	—	37,611,132
Energy	20,015,366	—	—	20,015,366
Financials	5,886,437	—	—	5,886,437
Health Care	24,714,847	—	—	24,714,847
Industrials	13,021,282	—	—	13,021,282
Information Technology	13,717,664	—	—	13,717,664
Materials	14,737,534	—	—	14,737,534
Telecommunication Services	9,933,307	—	—	9,933,307
Total Common Stocks	$153,330,591	$—	$—	$153,330,591
Short-Term Investments
Money Market Funds	$2,148,308	$—	$—	$2,148,308
Total Short-Term Investments	$2,148,308	$—	$—	$2,148,308
Total Investments	$155,478,899	$—	$—	$155,478,899

Transfers between levels are recognized at the end of the reporting period. During the one-year period ended October 31, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in securities, at value (cost $118,572,513)	$155,478,899
Dividends and interest receivable	391,047
Receivable for fund shares sold	37,802
Prepaid expenses and other assets	17,407
Total Assets	155,925,155

LIABILITIES:
Payable for fund shares redeemed	47,123
Payable to advisor	95,254
Payable to administrator	35,074
Payable to auditor	20,322
Accrued service fees	11,988
Accrued interest payable	143
Accrued trustees fees	2,238
Accrued expenses and other payables	25,548
Total Liabilities	237,690
NET ASSETS	$155,687,465

NET ASSETS CONSIST OF:
Capital stock	$139,836,515
Accumulated net investment income	2,764,012
Accumulated net realized loss on investments	(23,819,448)
Unrealized net appreciation on investments	36,906,386
Total Net Assets	$155,687,465

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$145,040,271
Shares issued and outstanding	7,880,203
Net asset value, offering price and redemption price per share	$18.41

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$10,647,194
Shares issued and outstanding	578,323
Net asset value, offering price and redemption price per share	$18.41

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statement of Operations for the year ended October 31, 2014

INVESTMENT INCOME:
Dividend income(1)	$5,066,911
Interest income	470
Total investment income	5,067,381

EXPENSES:
Investment advisory fees (See Note 5)	1,122,438
Administration, fund accounting, custody and transfer agent fees	272,463
Service fees – Investor Class (See Note 5)	142,812
Sub-transfer agent expenses – Investor Class (See Note 5)	94,494
Sub-transfer agent expenses – Institutional Class (See Note 5)	3,294
Federal and state registration fees	31,457
Audit fees	23,056
Compliance expense	21,488
Reports to shareholders	18,199
Trustees’ fees and expenses	9,694
Legal fees	2,501
Interest expense (See Note 6)	608
Other expenses	13,314
Total expenses before waiver	1,755,818
Administrative expense waiver (See Note 5)	(4,237)
Net expenses	1,751,581
NET INVESTMENT INCOME	$3,315,800

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$8,660,346
Net change in unrealized appreciation on investments	4,550,966
Net gain on investments	13,211,312
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,527,112

(1)  Net of foreign taxes withheld and issuance fees of $89,375.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Financial Statements

Statements of Changes in Net Assets

	Year Ended		Year Ended
	October 31, 2014		October 31, 2013
OPERATIONS:
Net investment income	$3,315,800		$3,507,085
Net realized gain on investments	8,660,346		12,225,964
Net change in unrealized appreciation on investments	4,550,966		13,004,866
Net increase in net assets resulting from operations	16,527,112		28,737,915

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(3,513,687)		(3,262,318)
Institutional Class	(87,011)		(77,674)
Total distributions	(3,600,698)		(3,339,992)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	3,491,144		5,921,525
Proceeds from shares subscribed – Institutional Class	14,793,692		2,126,066
Dividends reinvested – Investor Class	3,144,019		2,900,074
Dividends reinvested – Institutional Class	73,379		66,521
Cost of shares redeemed – Investor Class	(12,672,806	)(1)	(19,568,045)
Cost of shares redeemed – Institutional Class	(9,101,431)		(1,332,315)
Net decrease in net assets
derived from capital share transactions	(272,003)		(9,886,174)
TOTAL INCREASE IN NET ASSETS	12,654,411		15,511,749

NET ASSETS:
Beginning of year	143,033,054		127,521,305
End of year	$155,687,465		$143,033,054
Undistributed net investment income, end of year	$2,764,012		$3,048,910

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	198,545		395,919
Shares sold – Institutional Class	838,952		140,683
Shares issued to holders as reinvestment
of dividends – Investor Class	183,861		209,090
Shares issued to holders as reinvestment
of dividends – Institutional Class	4,296		4,803
Shares redeemed – Investor Class	(721,925)		(1,299,056)
Shares redeemed – Institutional Class	(506,582)		(84,166)
Net decrease in shares outstanding	(2,853)		(632,727)

(1)	Net of redemption fees of $2,165 related to redemption fees imposed by the Fund during a prior year but not received until the year ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(1)

(1)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Year Ended October 31,
2014	2013	2012	2011	2010

$16.90	$14.02	$12.84	$12.53	$10.63

0.39	0.42	0.37	0.45	0.29
1.55	2.84	1.23	0.23	1.81
1.94	3.26	1.60	0.68	2.10

(0.43)	(0.38)	(0.42)	(0.37)	(0.20)
(0.43)	(0.38)	(0.42)	(0.37)	(0.20)
$18.41	$16.90	$14.02	$12.84	$12.53

11.69%	23.84%	12.79%	5.58%	19.98%

$145.04	$138.94	$124.99	$116.41	$155.87
1.17%	1.22%	1.26%	1.31%	1.29%
2.18%	2.60%	2.67%	2.94%	2.33%
34%	41%	47%	40%	91%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)  Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Year Ended October 31,
2014	2013	2012	2011	2010

$16.92	$14.04	$12.86	$12.54	$10.63

0.59	0.50	0.45	0.36	0.30
1.37	2.80	1.19	0.37	1.83
1.96	3.30	1.64	0.73	2.13

(0.47)	(0.42)	(0.46)	(0.41)	(0.22)
(0.47)	(0.42)	(0.46)	(0.41)	(0.22)
$18.41	$16.92	$14.04	$12.86	$12.54

11.82%	24.13%	13.13%	6.00%	20.31%

$10.65	$4.09	$2.53	$1.17	$1.35

1.03%	1.10%	1.20%	1.14%	1.10%
0.98%	0.98%	0.98%	0.98%	0.98%

2.30%	2.64%	2.72%	3.04%	2.52%
2.35%	2.76%	2.94%	3.20%	2.64%
34%	41%	47%	40%	91%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Notes to Financial Statements October 31, 2014

1).  ORGANIZATION

The Hennessy Cornerstone Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy Mutual Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is total return, consisting of capital appreciation and current income.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income,

HENNESSYFUNDS.COM

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expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.
d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out  annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-

HENNESSYFUNDS.COM

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derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2014 were $49,495,336 and $50,796,999, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable for the Fund as of October 31, 2014 were $95,254.

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The Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all Federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceed 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares can only be terminated by the Board.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2014, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable for the Fund as of October 31, 2014 were $11,988.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the fiscal year ended October 31, 2014 were $97,788.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the fiscal year ended October 31, 2014 were $268,226.

USBFS has voluntarily waived all or a portion of its fees allocated to the Institutional Class shares of the Fund.  The administration fees voluntarily waived by USBFS during the fiscal year ended October 31, 2014 were $4,237.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the fiscal year ended

HENNESSY FUNDS                                                                                                           1-800-966-4354

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October 31, 2014, the Fund had an outstanding average daily balance and a weighted average interest rate of $13,707 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $1,759,000.  At October 31, 2014, the Fund had a loan payable balance of $0.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follow:

Cost of investments for tax purposes	$118,984,864
Gross tax unrealized appreciation	$38,089,071
Gross tax unrealized depreciation	(1,595,036)
Net tax unrealized appreciation	$36,494,035
Undistributed ordinary income	$2,764,012
Undistributed long-term capital gains	—
Total distributable earnings	$2,764,012
Other accumulated loss	$(23,407,097)
Total accumulated gain	$15,850,950

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund had capital loss carryforwards of $23,407,097 that expire on October 31, 2017.

During the year ended October 31, 2014, the capital loss carry forwards utilized for the Fund were $8,659,648.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2014, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2014 and fiscal year 2013 for the Fund were as follow:

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Ordinary income	$3,600,698	$3,339,992
Long-term capital gain	—	—
	$3,600,698	$3,339,992

8).  AGREEMENT AND PLAN OF REORGANIZATION

On December 11, 2013, the Board approved an Agreement and Plan of Reorganization (the “Agreement”), of the Hennessy Cornerstone Value Fund (the “New Fund”), pursuant to which the New Fund would be a successor to the corresponding series of the same name of  Hennessy Mutual Funds, Inc., a Maryland corporation (the “Predecessor Fund”).  The Agreement provided for the transfer of assets of the Predecessor Fund to the New Fund and the assumption of the liabilities of the Predecessor Fund by the New Fund.  The

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New Fund had the same investment objective and substantially similar principal investment strategies as the Predecessor Fund.  The reorganization was effective as of the close of business on February 28, 2014.  The following table illustrates the specifics of the reorganization:

	Shares of the New Fund
Predecessor Fund	Issued to Shareholders of	New Fund	Combined	Tax Status
Net Assets	the Predecessor Fund	Net Assets	Net Assets	of Transfer
$143,051,399(1)	8,349,070	$143,051,399	$143,051,399	Non-taxable

(1)	Included accumulated realized losses and unrealized appreciation in the amounts of $(23,524,673) and $28,156,692, respectively.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Hennessy Funds Trust:

We have audited the accompanying statement of assets and liabilities of Hennessy Cornerstone Value Fund (the Fund), a series of Hennessy Funds Trust (formerly a series of Hennessy Mutual Funds, Inc.), including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 30, 2014

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa	Trustee	Indefinite,	Mr. DeSousa is a real	16	Hennessy SPARX
Age: 78		until	estate investor.		Funds Trust;
Address:		successor			Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Robert T. Doyle	Trustee	Indefinite,	Mr. Doyle has been the	16	Hennessy SPARX
Age: 67		until	Sheriff of Marin County,		Funds Trust;
Address:		successor	California since 1996.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Gerald P. Richardson	Trustee	Indefinite,	Mr. Richardson is an	16	Hennessy SPARX
Age: 69		until	independent consultant		Funds Trust;
Address:		successor	in the securities industry.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		May 2004
for the
Funds (or
Predecessor
Funds)

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Chief	Trustee:	Mr. Hennessy has been	16	Hennessy
Age: 58	Investment	Indefinite,	employed by Hennessy		Advisors, Inc.
Address:	Officer,	until	Advisors, Inc., the Funds’		(current);
c/o Hennessy	Portfolio	successor	investment advisor, since		Hennessy SPARX
Advisors, Inc.	Manager,	elected	1989. He currently serves		Funds Trust;
7250 Redwood Blvd.	President,		as President, Chairman		Hennessy Mutual
Suite 200	Trustee	Served	and CEO of Hennessy		Funds, Inc.; and
Novato, CA 94945	and	since	Advisors, Inc.		The Hennessy
	Chairman	January			Funds, Inc.
	of the	1996
	Board	for the
Funds (or
Predecessor
Funds)

Officer:
1 year term

Served
since
June 2008
for the
Funds (or
Predecessor
Funds)

Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been	N/A	N/A
Age: 48	Vice		employed by Hennessy
Address:	President	Served	Advisors, Inc., the Funds’
c/o Hennessy	and	since	investment advisor, since
Advisors, Inc.	Treasurer	January	1989. She currently serves
7250 Redwood Blvd.		1996	as Executive Vice President,
Suite 200		for the	Chief Operations Officer,
Novato, CA 94945		Funds (or	Chief Financial Officer, and
		Predecessor	Secretary of Hennessy
		Funds)	Advisors, Inc.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”) and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI and HSFT.  Subsequent to the reorganization, HFMI, HFI and HSFT were dissolved.

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by
Age: 58	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Served since	investment advisor, since 2000.
c/o Hennessy Advisors, Inc.		March 2000	He currently serves as Executive
7250 Redwood Blvd.		for the Funds (or	Vice President and Chief Compliance
Suite 200		Predecessor Funds)	Officer of Hennessy Advisors, Inc.
Novato, CA 94945

Jennifer Cheskiewicz(1)	Senior	1 year term	Ms. Cheskiewicz has been employed by
Age: 37	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Chief	Served since	investment advisor, since June 2013.
c/o Hennessy Advisors, Inc.	Compliance	June 2013	She previously served as in-house
7250 Redwood Blvd.	Officer	for the Funds (or	counsel to Carlson Capital, L.P., an
Suite 200		Predecessor Funds)	SEC-registered investment advisor to
Novato, CA 94945			several private funds from February
2010 to May 2013. Prior to that, she
was an attorney with Gibson, Dunn &
Crutcher LLP from September 2005
through February 2010. She currently
serves as General Counsel of
Hennessy Advisors, Inc.

Brian Carlson(1)	Senior	1 year term	Mr. Carlson has been employed by
Age: 42	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Head of	Served since	investment advisor, since
c/o Hennessy Advisors, Inc.	Distribution	December 2013	December 2013.
7250 Redwood Blvd.		for the Funds (or
Suite 200		Predecessor Funds)	Mr. Carlson was previously a
Novato, CA 94945			co-founder and principal of Trivium
Consultants, LLC from February 2011
through November 2013. Prior to that,
he was the Senior Managing Director
of NRP Financial, Inc. from August
2007 through February 2011.

David Ellison(1)	Portfolio Manager	1 year term	Mr. Ellison has served as Portfolio
Age: 56	and Senior		Manager of the Large Cap Financial
Address:	Vice President	Served since	Fund, the Small Cap Financial Fund,
c/o Hennessy Advisors, Inc.		October 2012	and the Technology Fund
101 Federal Street		for the Funds (or	since inception.
Suite 1900		Predecessor Funds)
Boston, MA 02110			Mr. Ellison previously served as Director,
CIO and President of FBR Advisers, Inc.
from December 1999 to October 2012.

(1)  All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Brian Peery(1)	Portfolio Manager	1 year term	Mr. Peery has been a Portfolio Manager
Age: 45	and		of the Cornerstone Growth Fund,
Address:	Vice President	Served since	the Cornerstone Mid Cap 30 Fund, the
c/o Hennessy Advisors, Inc.		March 2003	Cornerstone Large Growth Fund, the
7250 Redwood Blvd.		as Vice President	Cornerstone Value Fund, the Total
Suite 200		for the Funds (or	Return Fund, and the Balanced Fund
Novato, CA 94945		Predecessor Funds)	since October 2014. From February
2011 through September 2014, he
		Served since	served as Co-Portfolio Manager of
		February 2011	the same funds.
as Co-Portfolio
		Manager	Mr. Peery has been employed by
		for the Funds (or	Hennessy Advisors, Inc., the Funds’
		Predecessor Funds)	investment advisor, since 2002.

Winsor (Skip) Aylesworth(1)	Portfolio Manager	1 year term	Mr. Aylesworth has been Portfolio
Age: 67	and		Manager of the Gas Utility Index Fund
Address:	Vice President	Served since	since 1998 and Portfolio Manager of
c/o Hennessy Advisors, Inc.		October 2012	the Technology Fund since inception.
101 Federal Street		for the Funds (or
Suite 1900		Predecessor Funds)	Mr. Aylesworth previously served as
Boston, MA 02110			Executive Vice President of The FBR
Funds from 1999 to October 2012.

Ryan Kelley(1)	Portfolio Manager	1 year term	Mr. Kelley has been a Portfolio Manager
Age: 42	and		of the Gas Utility Index Fund (formerly
Address:	Vice President	Served since	the FBR Gas Utility Index Fund), the
c/o Hennessy Advisors, Inc.		March 2013	Small Cap Financial Fund (formerly the
1340 Environ Way		for the Funds (or	FBR Small Cap Financial Fund), and the
Chapel Hill, NC 27517		Predecessor Funds)	Large Cap Financial Fund (formerly the
FBR Large Cap Financial Fund) since
October 2014. From March 2013
through September 2014, he served
as a Co-Portfolio Manager of the same
funds. Prior to that, he was a Portfolio
Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio
Manager of The FBR Funds from
January 2008 to October 2012.

(1)  All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

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HENNESSY FUNDS                                                                                                           1-800-966-4354

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Expense Example (Unaudited)
October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/14	10/31/14	5/1/14 – 10/31/14
Investor Class

Actual	$1,000.00	$1,030.20	$5.78

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.51	$5.75

Institutional Class

Actual	$1,000.00	$1,030.80	$5.02

Hypothetical (5% return
before expenses)	$1,000.00	$1,020.27	$4.99

(1)
Expenses are equal to the Fund's expense ratio of 1.13% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Privacy Policy

We collect the following non-public personal information about you:

• information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and

• information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2014

HENNESSY LARGE VALUE FUND

Investor Class  HLVFX
Institutional Class  HLVIX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to the Financial Statements	22
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers of the Fund	30
Expense Example	34
Proxy Voting	36
Quarterly Filings on Form N-Q	36
Federal Tax Distribution Information	36
Householding	36
Privacy Policy	37

HENNESSY FUNDS                                                                                                           1-800-966-4354

December 2014

Dear Shareholder:

As I look back at 2014, I realize that in this age of rapidly evolving technology, information is delivered and absorbed so quickly that it is difficult to remember what happened last week, let alone what’s happened over the course of an entire year. That is why I’d like to take a moment to recall some of the year’s highs and lows, economically, politically and socially, here in the U.S. and around the globe. 2014 was scarred by political partisanship, civil unrest in the U.S., Ukraine and many other countries, the arrival of terrorist group ISIS, the tragedies of school shootings and natural disasters, and the frightening outbreak of Ebola.  However, there were also positive events this year: we survived a government shutdown over healthcare reform, jobs reports have been consistently, albeit anemically, improving, and home prices remained relatively stable, after recovering significantly in 2013. And, important to us here at Hennessy, our hometown team, the San Francisco Giants, won their third World Series in just five years!

A significant event for the financial industry this past year was the confirmation of Janet Yellen as Chair of the Federal Reserve, which served to calm the nerves of business and political leaders alike.  I believe Yellen’s leadership will benefit U.S. business owners, as the Fed continues to be a voice of reason in a sea of political and economic rhetoric.  The Fed has also supported the economy and corporate America by helping keep interest rates reasonable and low.

The stock market has continued its determined comeback from the lows of 2009, setting multiple record highs in recent months. The U.S. financial markets have provided strong returns over the past twelve-month period ended October 31, 2014, with the Dow Jones Industrial Average (DJIA) returning over 14% and S&P 500 Index returning over 17% during the period. The DJIA currently has a dividend yield of 2.2%, which is equal to that of a 10-Year U.S. Treasury, which is currently also yielding 2.2%. I continue to believe that investments in high-yielding, high-quality stocks have the potential to not only provide income but also the potential for stock price appreciation as well. Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals. American investors are slowly migrating from fixed income to equities. Currently, 54% of Americans invest in stocks, and I do expect this percentage to increase, especially if interest rates move higher.

For the past several years, U.S. corporations have been driving shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure and buying back stock. However, this year I began to see a shift from those strategies.  I believe the easier to execute acquisitions are a thing of the past, and firms now have to be even more creative to execute accretive deals. I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  What will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe they may begin to initiate capital expenditure programs that could truly benefit economic growth.

Liquidity and monetary conditions are supportive, causing the cost of capital to be very low. I believe firms will choose to spend capital to expand their sales, and they may even begin to hire in earnest. Once a company begins to move in this way, the cost to

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defer becomes real for competitors. With almost $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies, a strategic shift by firms to spend their idle capital, while slow, could potentially further economic growth in the U.S. in my opinion.

Economic progress and growth remain slow, yet steady, and unemployment, though improving, remains high. Oil prices have fallen, giving consumers a bit more discretionary income.  While the midterm elections may not end all of the gridlock in Washington, hopefully we will receive clarity on the political headwinds of taxes and regulations, which have not improved over the past several years.

The markets have had several quarters without any truly significant downturn. The pullbacks we recently experienced, most notably in July and October, were short-lived, as evidenced by the quick rebound to record high market levels.  I firmly believe that we are in a secular bull market, and I continue to tell investors to try to remain calm in the face of volatility and continue to focus on the strong, long-term fundamentals that are evident in the market today.  Many companies continue to have strong balance sheets, with record cash flows and profits. With this current bull market in its fifth year, investors should expect some volatility.

I am encouraged by the strong returns for the major U.S. financial market indices and by the performance of the Hennessy Funds over the past year. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength. A firm’s cash flow is the movement of cash in and out of the firm in the form of payments to suppliers and collections from customers. Dividend Yield is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on multiple factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2014

	One	Five	Ten
	Year	Years	Years
Hennessy Large Value Fund –
Investor Class (HLVFX)	14.20%	14.10%	6.04%
Hennessy Large Value Fund –
Institutional Class (HLVIX)(1)	14.55%	14.53%	6.26%
Russell 1000® Value Index	16.46%	16.49%	7.90%
S&P 500 Index	17.27%	16.69%	8.20%

Expense ratios: 1.33% (Investor Class); Gross 1.14%, Net 0.98%(2) (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance for periods prior to March 20, 2009 reflects the performance of the Tamarack Value Fund, the predecessor to the Hennessy Large Value Fund. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of the Institutional Class shares is March 20, 2009.  Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Tamarack Value Fund’s Class S shares and includes expenses that are not applicable to and are different than those of the Investor Class and Institutional Class shares.

(2)	With regard to Institutional Class shares, the Fund’s investment advisor has contractually agreed to waive a portion of its expenses indefinitely.

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PERFORMANCE NARRATIVE
RBC GLOBAL ASSET MANAGEMENT (U.S.) INC., SUB-ADVISOR

Portfolio Managers Stuart Lippe, Barbara Browning, CFA, and Adam Scheiner, CFA, RBC Global Asset Management (U.S.) Inc. (sub-advisor)

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2014, the Investor Class of the Hennessy Large Value Fund returned 14.20%, underperforming the Russell 1000® Value Index and S&P 500 Index, which returned 16.46% and 17.27%, respectively, but outperforming the Morningstar Large Value Category Average, which returned 13.60%, for the same period.

The fund’s relative underperformance was due primarily to adverse stock selection in the Health Care, Materials, and Financials sectors. Conversely, performance benefitted from favorable stock selection across a number of sectors, led by Industrials, Information Technology, and Consumer Staples. Performance due to sector allocation decisions was essentially flat, as the Fund’s sector neutral mandate, by design, limits the impact of sector weighting decisions, with the Fund’s managers instead making bets at the industry level. The positive effect of the modest overweight position in the Information Technology sector was partially offset by the adverse effects of a modest overweight position in Materials and the slight underweight in the Health Care sector.

Within the Industrials sector, Lockheed Martin Corp. (+34%), a global security and aerospace company, and General Dynamics Corp. (+65%), an aerospace and defense company, were both strong performers.  Lockheed Martin has benefitted from the ramp-up of U.S. airstrikes against ISIS in the Middle East. We do have some concern about oversupply going forward, and if the U.S. strategy shifts to ground troops, that might hurt the stock. Therefore, we have recently taken profits and trimmed the position in favor of General Dynamics, which should benefit more from troops being deployed in Syria, if that were to occur. Positions in Delta Airlines, Inc. (+54%) and Ryder System, Inc. (+37%) also added to performance within the Industrials sector.

The Information Technology sector was also a significant contributor to relative performance.  Skyworks Solutions, Inc. (+127%), a proprietary semiconductor manufacturer, was the largest contributor to performance within the sector by far.  We have owned the stock for some time, and the company continues to be a dominant player in their space. The company reported strong second quarter earnings, with higher earnings per share and revenue than analysts expected.  Skyworks Solutions also supplied chips for the Apple iPhone 6 and iPhone 6 Plus smartphones, which had a record launch, in terms of sales, in September 2014.

Our stock selection within the Consumer Staples sector positively contributed to performance as well. CVS Health Corp. (+40%), an integrated pharmacy health care provider in the U.S., was the top performer for the portfolio within this sector, as the company benefitted from terminating the sale of cigarettes and tobacco-related products (which investors believed will improve long term growth) and changed its name from CVS Caremark to CVS Health to better reflect its focus on health care services. The company reported strong third quarter earnings, with revenue increasing nearly 10%.

On the negative side of the ledger, stock selection and a slight underweight to the Health Care sector detracted from relative performance.  The portfolio was hurt by stocks it did not own, including Merck & Co., Inc. (+33%) and UnitedHealth Group, Inc. (+41%), both of which are in the portfolio’s benchmark.  Merck benefitted from the news that the FDA granted a breakthrough therapy designation for its Keytruda drug, a treatment for metastatic melanoma and non-small cell lung cancer. Our weak relative

HENNESSY FUNDS                                                                                                           1-800-966-4354

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performance in the sector was partially offset by our overweight position in Covidien Ltd. (+47%), a health care products developer and manufacturer. Medtronic, Inc. (+21%), a medical technology company, is set to acquire Covidien at a 30% premium, creating the second largest medical device company in the world. Covidien also beat earnings in a tough environment prior to the takeover announcement.

Within the Materials sector, holdings within the chemicals industry hurt relative performance the most. Eastman Chemical Co. (-7%) was the largest detractor from performance, partially due to its exposure to Europe. However, the company has solid fundamentals and still generates strong free cash flow which allows them to continue to pursue accretive bolt-on acquisitions as they continue to become a more specialized company, so we continue to hold the stock. An underweight position in Dow Chemical Co. (+29%) was also a headwind for the portfolio.  The company has several potential catalysts with several growth projects coming online, which have the potential for increased capital return and future retirement of high-cost preferred stock. We continue to believe in the longer term prospects of both companies and maintain their positions in the Fund.

While the geopolitical risks from earlier in the year continue to represent potential impediments to further market advancement, there remains much to be optimistic about heading into the home stretch of 2014. The U.S. economic recovery appears to be entering an acceleration stage with the most recent data showing improvements from an already strong third quarter. Most notably, in just the first week of the fourth quarter investors saw the economy add 248,000 new jobs in September (+68,000 vs. the prior month) bringing the unemployment rate to just 5.9%, the lowest level since July 2008. The improved labor market represents opportunities for significant advancement in other consumer driven segments of the market, such as the housing market, where August’s new home sales surged to a six year best of 18%, far outpacing expectations and indicating a potential rebound in this important segment of the market.  Finally, as investors’ concern over the potential for increasing interest rates remains elevated, particularly as increased economic recovery traction supports the Federal Reserve’s re-evaluation of its dovish policy, chairwoman Janet Yellen’s commentary at the recent Jackson Hole Symposium did not represent a significant move towards increasing interest rates considerably ahead of the previously indicated 2015 timetable. In general, equity valuations remain elevated; however, with small and microcap stocks having sold off significantly, valuations broadly are more attractive and we believe that there are numerous opportunities for market advancement. As the market transitions from the largely momentum-driven results of 2013 to more sustainable returns, rooted in earnings growth and strong fundamentals (and barring any unforeseen macro event that significantly roils markets), we believe equity markets should continue their ascent over the next 12-18 months.

We remain confident in our stock selection-driven process and our ability to find special situation stocks that have the potential to outperform, regardless of the market environment. While investment decisions are the result of bottom-up stock selection within our sector-neutral mandate, which requires investment in all 10 major sectors, there are a number of industry-based themes that we believe could lead to outperformance as we head into the end of 2014 and the first half of 2015.  We remain overweight media, as media spending and advertising remains strong, and the companies are generating strong cash flows and returning cash to shareholders.  We continue to be overweight aerospace and defense companies, as government defense spending remains strong and concerns over sequestration and potential negative effects on the industry were overblown.  In regard to Technology, trends in the industry continue to favor companies exposed to the secular growth areas of mobile content, cloud, and IT as a service. We

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continue to look for attractively valued opportunities in these areas rather than the legacy enterprise IT names. We are overweight semiconductors, as we look for exposure to the Internet of Things (IoT).  Essentially, IoT is the idea of everyday things becoming “connected” or “smart.” This transition is occurring in autos through infotainment offerings, safety features and fuel efficiency mechanisms, which all require integrated circuits and sensors to communicate, measure, and process data. The theme is also accelerating in industrial automation, appliances, and fitness wearables to name a few. While IoT is still in its infancy, we are seeing strong penetration in autos and other industrial end markets.  In Financials, we favor regional banks due to strong loan growth, which is coming on the back of a stronger U.S. economy.  In Health Care, we are seeing an increased utilization within the industry prompted by health care reform, specifically with regard to managed care, to support our overweight position in health care providers and services.

The Russell 1000® Value Index is an unmanaged index commonly used to measure the performance of U.S. large-capitalization value stocks.  The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.

Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Schedule of Investments

HENNESSY LARGE VALUE FUND

As of October 31, 2014
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Johnson & Johnson	3.80%
J.P. Morgan Chase & Co.	3.47%
Wells Fargo & Co.	3.36%
Exxon Mobil Corp.	3.35%
Pfizer, Inc.	3.20%
CVS Health Corp.	2.45%
Medtronic, Inc.	2.42%
CIGNA Corp.	2.32%
Citigroup, Inc.	2.28%
Kroger Co.	2.18%

Note:  For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

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COMMON STOCKS – 94.63%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 7.02%
Comcast Corp.	30,445	$1,685,131	1.11%
Dish Network Corp. (a)	16,200	1,031,130	0.68%
Ford Motor Co.	122,975	1,732,718	1.14%
Lowes Companies, Inc.	21,920	1,253,824	0.83%
Macy’s, Inc.	17,430	1,007,803	0.66%
Target Corp.	19,070	1,178,907	0.78%
The Walt Disney Co.	21,875	1,998,937	1.32%
Viacom, Inc.	10,410	756,599	0.50%
		10,645,049	7.02%

Consumer Staples – 6.60%
CVS Health Corp.	43,305	3,716,002	2.45%
Kraft Foods Group, Inc.	28,360	1,598,086	1.06%
Kroger Co.	59,400	3,309,174	2.18%
Procter & Gamble Co.	15,825	1,381,048	0.91%
		10,004,310	6.60%

Energy – 11.69%
Anadarko Petroleum Corp.	15,365	1,410,200	0.93%
Chevron Corp.	14,835	1,779,458	1.17%
ConocoPhillips	36,370	2,624,096	1.73%
Exxon Mobil Corp.	52,580	5,085,012	3.35%
Helmerich & Payne, Inc.	20,255	1,758,539	1.16%
Marathon Oil Corp.	58,485	2,070,369	1.37%
Valero Energy Corp.	21,905	1,097,221	0.73%
Whiting Petroleum Corp. (a)	30,980	1,897,215	1.25%
		17,722,110	11.69%

Financials – 24.19%
Affiliated Managers Group, Inc. (a)	1,670	333,649	0.22%
Allstate Corp.	44,585	2,891,337	1.91%
American International Group, Inc.	35,965	1,926,645	1.27%
BlackRock, Inc.	6,550	2,234,271	1.47%
Capital One Financial Corp.	23,025	1,905,779	1.26%
Citigroup, Inc.	64,705	3,463,659	2.28%
E*TRADE Financial Corp. (a)	58,465	1,303,770	0.86%
Hartford Financial Services Group, Inc.	53,240	2,107,239	1.39%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
J.P. Morgan Chase & Co.	86,955	$5,259,039	3.47%
KeyCorp	95,225	1,256,970	0.83%
Marsh & McLennan Companies, Inc.	42,425	2,306,647	1.52%
MetLife, Inc.	30,075	1,631,268	1.08%
Morgan Stanley	56,120	1,961,394	1.29%
Regions Financial Corp.	85,625	850,256	0.56%
SunTrust Banks, Inc.	55,115	2,157,201	1.42%
Wells Fargo & Co.	96,000	5,096,640	3.36%
		36,685,764	24.19%

Health Care – 13.10%
CIGNA Corp.	35,340	3,518,804	2.32%
Johnson & Johnson	53,535	5,770,002	3.80%
McKesson Corp.	10,145	2,063,594	1.36%
Medtronic, Inc.	53,755	3,663,941	2.42%
Pfizer, Inc.	161,825	4,846,659	3.20%
		19,863,000	13.10%

Industrials – 10.22%
Caterpillar, Inc.	14,900	1,511,009	1.00%
Danaher Corp.	25,405	2,042,562	1.35%
General Dynamics Corp.	20,015	2,797,296	1.85%
General Electric Co.	66,045	1,704,621	1.12%
Honeywell International, Inc.	23,455	2,254,495	1.49%
Ingersoll-Rand PLC (b)	27,225	1,704,829	1.12%
Norfolk Southern Corp.	5,370	594,137	0.39%
Ryder System, Inc.	18,404	1,628,202	1.07%
Southwest Airlines Co.	36,485	1,258,003	0.83%
		15,495,154	10.22%

Information Technology – 10.88%
Apple, Inc.	9,880	1,067,040	0.70%
Autodesk, Inc. (a)	18,635	1,072,258	0.71%
Cisco Systems, Inc.	28,710	702,534	0.46%
Citrix Systems, Inc. (a)	13,750	883,162	0.58%
EMC Corp.	31,570	907,006	0.60%
Hewlett-Packard Co.	51,625	1,852,305	1.22%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Intel Corp.	87,215	$2,966,182	1.96%
Microsoft Corp.	63,640	2,987,898	1.97%
NXP Semiconductors NV (a)(b)	23,950	1,644,407	1.09%
Skyworks Solutions, Inc.	21,365	1,244,298	0.82%
Western Digital Corp.	11,905	1,171,095	0.77%
		16,498,185	10.88%

Materials – 3.64%
Eastman Chemical Co.	10,465	845,363	0.56%
Huntsman Corp.	51,355	1,253,062	0.83%
International Paper Co.	28,805	1,458,109	0.96%
Newmont Mining Corp.	10,900	204,484	0.13%
The Dow Chemical Co.	35,650	1,761,110	1.16%
		5,522,128	3.64%

Telecommunication Services – 1.31%
T- Mobile US, Inc. (a)	26,850	783,751	0.52%
Verizon Communications, Inc.	24,010	1,206,503	0.79%
		1,990,254	1.31%

Utilities – 5.98%
American Electric Power, Inc.	41,375	2,413,818	1.59%
DTE Energy Co.	35,345	2,903,945	1.92%
OGE Energy Corp.	31,505	1,174,821	0.77%
Sempra Energy	23,490	2,583,900	1.70%
		9,076,484	5.98%

Total Common Stocks
(Cost $114,117,989)		143,502,438	94.63%

REITS – 4.31%
Financials – 4.31%
Health Care Reit, Inc.	15,410	1,095,805	0.72%
Kilroy Realty Corp.	33,670	2,280,806	1.51%
Simon Property Group, Inc.	17,573	3,149,257	2.08%

Total REITS
(Cost $4,785,916)		6,525,868	4.31%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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SHORT-TERM INVESTMENTS – 0.64%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.64%
Fidelity Government Portfolio –
Institutional Class, 0.01% (c)	975,014	$975,014	0.64%

Total Short-Term Investments
(Cost $975,014)		975,014	0.64%

Total Investments
(Cost $119,878,919) – 99.58%		151,003,320	99.58%
Other Assets in Excess
of Liabilities – 0.42%		643,930	0.42%
TOTAL NET ASSETS – 100.00%		$151,647,250	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2014.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at October 31, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$10,645,049	$—	$—	$10,645,049
Consumer Staples	10,004,310	—	—	10,004,310
Energy	17,722,110	—	—	17,722,110
Financials	36,685,764	—	—	36,685,764
Health Care	19,863,000	—	—	19,863,000
Industrials	15,495,154	—	—	15,495,154
Information Technology	16,498,185	—	—	16,498,185
Materials	5,522,128	—	—	5,522,128
Telecommunication Services	1,990,254	—	—	1,990,254
Utilities	9,076,484	—	—	9,076,484
Total Common Stocks	$143,502,438	$—	$—	$143,502,438
REITS
Financials	$6,525,868	$—	$—	$6,525,868
Total REITS	$6,525,868	$—	$—	$6,525,868
Short-Term Investments
Money Market Funds	$975,014	$—	$—	$975,014
Total Short-Term Investments	$975,014	$—	$—	$975,014
Total Investments	$151,003,320	$—	$—	$151,003,320

Transfers between levels are recognized at the end of the reporting period. During the one-year period ended October 31, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in securities, at value (cost $119,878,919)	$151,003,320
Dividends and interest receivable	138,580
Receivable for fund shares sold	87,668
Receivable for securities sold	1,364,603
Prepaid expenses and other assets	15,207
Total Assets	152,609,378

LIABILITIES:
Payable for securities purchased	755,363
Payable for fund shares redeemed	7,252
Payable to advisor	105,002
Payable to administrator	34,921
Payable to auditor	19,457
Accrued service fees	12,325
Accrued trustees fees	2,578
Accrued expenses and other payables	25,230
Total Liabilities	962,128
NET ASSETS	$151,647,250

NET ASSETS CONSIST OF:
Capital stock	$113,814,179
Accumulated net investment income	914,964
Accumulated net realized gain on investments	5,793,706
Unrealized net appreciation on investments	31,124,401
Total Net Assets	$151,647,250

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$151,248,717
Shares issued and outstanding	4,347,489
Net asset value, offering price and redemption price per share	$34.79

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$398,533
Shares issued and outstanding	11,406
Net asset value, offering price and redemption price per share	$34.94

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2014

INVESTMENT INCOME:
Dividend income	$3,085,725
Interest income	133
Total investment income	3,085,858

EXPENSES:
Investment advisory fees (See Note 5)	1,260,210
Administration, fund accounting, custody and transfer agent fees	267,109
Service fees – Investor Class (See Note 5)	147,913
Sub-transfer agent expenses – Investor Class (See Note 5)	100,248
Sub-transfer agent expenses – Institutional Class (See Note 5)	226
Federal and state registration fees	31,048
Audit fees	22,057
Compliance expense	21,488
Reports to shareholders	19,199
Trustees’ fees and expenses	10,397
Legal fees	3,001
Other expenses	14,288
Total expenses before waiver	1,897,184
Reimbursement by Advisor (See Note 5)	(9)
Administrative expense waiver (See Note 5)	(677)
Total waiver	(686)
Net expenses	1,896,498
NET INVESTMENT INCOME	$1,189,360

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$18,120,591
Net change in unrealized appreciation on investments	384,704
Net gain on investments	18,505,295
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,694,655

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
OPERATIONS:
Net investment income	$1,189,360	$1,323,440
Net realized gain on investments	18,120,591	17,493,521
Net change in unrealized appreciation on investments	384,704	11,896,355
Net increase in net assets resulting from operations	19,694,655	30,713,316

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(1,140,763)	(1,437,942)
Institutional Class	(3,752)	(921)
Total distributions	(1,144,515)	(1,438,863)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,675,893	2,715,396
Proceeds from shares subscribed – Institutional Class	60,482	440,166
Dividends reinvested – Investor Class	1,092,130	1,378,307
Dividends reinvested – Institutional Class	3,353	921
Cost of shares redeemed – Investor Class	(13,509,532)	(14,868,801)
Cost of shares redeemed – Institutional Class	(46,510)	(209,593)
Net decrease in net assets derived from
capital share transactions	(10,724,184)	(10,543,604)
TOTAL INCREASE IN NET ASSETS	7,825,956	18,730,849

NET ASSETS:
Beginning of year	143,821,294	125,090,445
End of year	$151,647,250	$143,821,294
Undistributed net investment income, end of year	$914,964	$904,159

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	51,293	99,185
Shares sold – Institutional Class	1,784	15,876
Shares issued to holders as reinvestment of dividends –
Investor Class	34,322	55,132
Shares issued to holders as reinvestment of dividends –
Institutional Class	105	37
Shares redeemed – Investor Class	(412,605)	(538,927)
Shares redeemed – Institutional Class	(1,408)	(7,267)
Net decrease in shares outstanding	(326,509)	(375,964)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$30.70	$24.71	$21.47	$20.57	$18.88

0.28	0.28	0.28	0.22	0.14
4.06	6.00	3.14	0.89	1.78
4.34	6.28	3.42	1.11	1.92

(0.25)	(0.29)	(0.18)	(0.21)	(0.23)
(0.25)	(0.29)	(0.18)	(0.21)	(0.23)
$34.79	$30.70	$24.71	$21.47	$20.57

14.20%	25.64%	16.07%	5.36%	10.22%

$151.25	$143.48	$125.00	$123.97	$131.54

1.28%	1.33%	1.40%	1.38%	1.41%
1.28%	1.33%	1.40%	1.38%	1.38%

0.80%	0.98%	1.16%	0.97%	0.64%
0.80%	0.98%	1.16%	0.97%	0.67%
85%	91%	111%	149%	146%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                          1-800-966-4354

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Year Ended October 31,
2014	2013	2012	2011	2010

$30.83	$24.83	$21.56	$20.65	$18.92

0.34	0.49	0.39	0.27	0.21
4.11	5.90	3.15	0.92	1.80
4.45	6.39	3.54	1.19	2.01

(0.34)	(0.39)	(0.27)	(0.28)	(0.28)
(0.34)	(0.39)	(0.27)	(0.28)	(0.28)
$34.94	$30.83	$24.83	$21.56	$20.65

14.55%	26.08%	16.58%	5.76%	10.65%

$0.40	$0.34	$0.06	$0.04	$0.04

1.18%	1.14%	1.22%	1.21%	1.22%
0.98%	0.98%	0.98%	0.98%	0.98%

0.91%	1.07%	1.29%	1.13%	0.80%
1.11%	1.23%	1.53%	1.36%	1.04%
85%	91%	111%	149%	146%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Notes to Financial Statements October 31, 2014

1).  ORGANIZATION

The Hennessy Large Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The investment objective of the Fund is long-term growth of capital and current income.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2014 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follow:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$(34,040)	$34,040	$—

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income,

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expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-

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derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2014 were $125,864,555 and $136,976,112, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.85%.  The net investment advisory fees payable for the Fund as of October 31, 2014 were $105,002.

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The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, RBC Global Asset Management (U.S.) Inc.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all Federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceed 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares can only be terminated by the Board.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  The Advisor waived or reimbursed expenses of $9 for the Fund during the fiscal year ended October 31, 2014.  As of October 31, 2014, cumulative expenses subject to potential recovery to the aforementioned conditions are $9 for the Institutional Class, which will expire on October 31, 2017.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder servicing fees payable for the Fund as of October 31, 2014 were $12,325.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the fiscal year ended October 31, 2014 were $100,474.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the fiscal year ended October 31, 2014 were $266,432.

USBFS has voluntarily waived all or a portion of its fees allocated to the Institutional Class shares of the Fund.  The administration fees voluntarily waived by USBFS during the fiscal year ended October 31, 2014 were $677.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10%

HENNESSY FUNDS                                                                                                           1-800-966-4354

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for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the fiscal year ended October 31, 2014, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follow:

Cost of investments for tax purposes	$120,221,801
Gross tax unrealized appreciation	$32,755,766
Gross tax unrealized depreciation	(1,974,247)
Net tax unrealized appreciation	$30,781,519
Undistributed ordinary income	$914,964
Undistributed long-term capital gains	6,159,647
Total distributable earnings	$7,074,611
Other accumulated loss	$(23,059)
Total accumulated gain	$37,833,071

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund had no tax basis capital losses to offset future capital gains.

During the year ended October 31, 2014, the capital loss carry forwards utilized for the Fund were $12,046,824.

At October 31, 2014, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2014 and fiscal year 2013 for the Fund were as follow:

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Ordinary income	$1,144,515	$1,438,863
Long-term capital gain	—	—
	$1,144,515	$1,438,863

8).  EVENTS SUBSEQUENT TO YEAR-END

On December 8, 2014, a long-term capital gains distribution of $1.42171 per share for the Investor Class and $1.42764 per share for the Institutional Class were declared and paid to shareholders of record on December 5, 2014.

HENNESSYFUNDS.COM

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Hennessy Funds Trust:

We have audited the accompanying statement of assets and liabilities of Hennessy Large Value Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 30, 2014

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa	Trustee	Indefinite,	Mr. DeSousa is a real	16	Hennessy SPARX
Age: 78		until	estate investor.		Funds Trust;
Address:		successor			Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Robert T. Doyle	Trustee	Indefinite,	Mr. Doyle has been the	16	Hennessy SPARX
Age: 67		until	Sheriff of Marin County,		Funds Trust;
Address:		successor	California since 1996.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Gerald P. Richardson	Trustee	Indefinite,	Mr. Richardson is an	16	Hennessy SPARX
Age: 69		until	independent consultant		Funds Trust;
Address:		successor	in the securities industry.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		May 2004
for the
Funds (or
Predecessor
Funds)

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Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Chief	Trustee:	Mr. Hennessy has been	16	Hennessy
Age: 58	Investment	Indefinite,	employed by Hennessy		Advisors, Inc.
Address:	Officer,	until	Advisors, Inc., the Funds’		(current);
c/o Hennessy	Portfolio	successor	investment advisor, since		Hennessy SPARX
Advisors, Inc.	Manager,	elected	1989. He currently serves		Funds Trust;
7250 Redwood Blvd.	President,		as President, Chairman		Hennessy Mutual
Suite 200	Trustee	Served	and CEO of Hennessy		Funds, Inc.; and
Novato, CA 94945	and	since	Advisors, Inc.		The Hennessy
	Chairman	January			Funds, Inc.
	of the	1996
	Board	for the
Funds (or
Predecessor
Funds)

Officer:
1 year term

Served
since
June 2008
for the
Funds (or
Predecessor
Funds)

Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been	N/A	N/A
Age: 48	Vice		employed by Hennessy
Address:	President	Served	Advisors, Inc., the Funds’
c/o Hennessy	and	since	investment advisor, since
Advisors, Inc.	Treasurer	January	1989. She currently serves
7250 Redwood Blvd.		1996	as Executive Vice President,
Suite 200		for the	Chief Operations Officer,
Novato, CA 94945		Funds (or	Chief Financial Officer, and
		Predecessor	Secretary of Hennessy
		Funds)	Advisors, Inc.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”) and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI and HSFT.  Subsequent to the reorganization, HFMI, HFI and HSFT were dissolved.

HENNESSY FUNDS                                                                                                           1-800-966-4354

31

Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by
Age: 58	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Served since	investment advisor, since 2000.
c/o Hennessy Advisors, Inc.		March 2000	He currently serves as Executive
7250 Redwood Blvd.		for the Funds (or	Vice President and Chief Compliance
Suite 200		Predecessor Funds)	Officer of Hennessy Advisors, Inc.
Novato, CA 94945

Jennifer Cheskiewicz(1)	Senior	1 year term	Ms. Cheskiewicz has been employed by
Age: 37	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Chief	Served since	investment advisor, since June 2013.
c/o Hennessy Advisors, Inc.	Compliance	June 2013	She previously served as in-house
7250 Redwood Blvd.	Officer	for the Funds (or	counsel to Carlson Capital, L.P., an
Suite 200		Predecessor Funds)	SEC-registered investment advisor to
Novato, CA 94945			several private funds from February
2010 to May 2013. Prior to that, she
was an attorney with Gibson, Dunn &
Crutcher LLP from September 2005
through February 2010. She currently
serves as General Counsel of
Hennessy Advisors, Inc.

Brian Carlson(1)	Senior	1 year term	Mr. Carlson has been employed by
Age: 42	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Head of	Served since	investment advisor, since
c/o Hennessy Advisors, Inc.	Distribution	December 2013	December 2013.
7250 Redwood Blvd.		for the Funds (or
Suite 200		Predecessor Funds)	Mr. Carlson was previously a
Novato, CA 94945			co-founder and principal of Trivium
Consultants, LLC from February 2011
through November 2013. Prior to that,
he was the Senior Managing Director
of NRP Financial, Inc. from August
2007 through February 2011.

David Ellison(1)	Portfolio Manager	1 year term	Mr. Ellison has served as Portfolio
Age: 56	and Senior		Manager of the Large Cap Financial
Address:	Vice President	Served since	Fund, the Small Cap Financial Fund,
c/o Hennessy Advisors, Inc.		October 2012	and the Technology Fund
101 Federal Street		for the Funds (or	since inception.
Suite 1900		Predecessor Funds)
Boston, MA 02110			Mr. Ellison previously served as Director,
CIO and President of FBR Advisers, Inc.
from December 1999 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Brian Peery(1)	Portfolio Manager	1 year term	Mr. Peery has been a Portfolio Manager
Age: 45	and		of the Cornerstone Growth Fund,
Address:	Vice President	Served since	the Cornerstone Mid Cap 30 Fund, the
c/o Hennessy Advisors, Inc.		March 2003	Cornerstone Large Growth Fund, the
7250 Redwood Blvd.		as Vice President	Cornerstone Value Fund, the Total
Suite 200		for the Funds (or	Return Fund, and the Balanced Fund
Novato, CA 94945		Predecessor Funds)	since October 2014. From February
2011 through September 2014, he
		Served since	served as Co-Portfolio Manager of
		February 2011	the same funds.
as Co-Portfolio
		Manager	Mr. Peery has been employed by
		for the Funds (or	Hennessy Advisors, Inc., the Funds’
		Predecessor Funds)	investment advisor, since 2002.

Winsor (Skip) Aylesworth(1)	Portfolio Manager	1 year term	Mr. Aylesworth has been Portfolio
Age: 67	and		Manager of the Gas Utility Index Fund
Address:	Vice President	Served since	since 1998 and Portfolio Manager of
c/o Hennessy Advisors, Inc.		October 2012	the Technology Fund since inception.
101 Federal Street		for the Funds (or
Suite 1900		Predecessor Funds)	Mr. Aylesworth previously served as
Boston, MA 02110			Executive Vice President of The FBR
Funds from 1999 to October 2012.

Ryan Kelley(1)	Portfolio Manager	1 year term	Mr. Kelley has been a Portfolio Manager
Age: 42	and		of the Gas Utility Index Fund (formerly
Address:	Vice President	Served since	the FBR Gas Utility Index Fund), the
c/o Hennessy Advisors, Inc.		March 2013	Small Cap Financial Fund (formerly the
1340 Environ Way		for the Funds (or	FBR Small Cap Financial Fund), and the
Chapel Hill, NC 27517		Predecessor Funds)	Large Cap Financial Fund (formerly the
FBR Large Cap Financial Fund) since
October 2014. From March 2013
through September 2014, he served
as a Co-Portfolio Manager of the same
funds. Prior to that, he was a Portfolio
Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio
Manager of The FBR Funds from
January 2008 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSY FUNDS                                                                                                           1-800-966-4354

33

Expense Example (Unaudited)
October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/14	10/31/14	5/1/14 – 10/31/14
Investor Class

Actual	$1,000.00	$1,061.60	$6.50

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.90	$6.36

Institutional Class

Actual	$1,000.00	$1,063.00	$5.10

Hypothetical (5% return
before expenses)	$1,000.00	$1,020.27	$4.99

(1)
Expenses are equal to the Fund's expense ratio of 1.25% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                           1-800-966-4354

35

Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and
•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

37

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2014

HENNESSY TOTAL RETURN FUND

Investor Class  HDOGX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	14
Statement of Cash Flows	15
Financial Highlights	16
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	32
Proxy Voting	34
Quarterly Filings on Form N-Q	34
Federal Tax Distribution Information	34
Householding	34
Privacy Policy	35

HENNESSY FUNDS                                                                                                           1-800-966-4354

December 2014

Dear Shareholder:

As I look back at 2014, I realize that in this age of rapidly evolving technology, information is delivered and absorbed so quickly that it is difficult to remember what happened last week, let alone what’s happened over the course of an entire year. That is why I’d like to take a moment to recall some of the year’s highs and lows, economically, politically and socially, here in the U.S. and around the globe. 2014 was scarred by political partisanship, civil unrest in the U.S., Ukraine and many other countries, the arrival of terrorist group ISIS, the tragedies of school shootings and natural disasters, and the frightening outbreak of Ebola.  However, there were also positive events this year: we survived a government shutdown over healthcare reform, jobs reports have been consistently, albeit anemically, improving, and home prices remained relatively stable, after recovering significantly in 2013. And, important to us here at Hennessy, our hometown team, the San Francisco Giants, won their third World Series in just five years!

A significant event for the financial industry this past year was the confirmation of Janet Yellen as Chair of the Federal Reserve, which served to calm the nerves of business and political leaders alike.  I believe Yellen’s leadership will benefit U.S. business owners, as the Fed continues to be a voice of reason in a sea of political and economic rhetoric.  The Fed has also supported the economy and corporate America by helping keep interest rates reasonable and low.

The stock market has continued its determined comeback from the lows of 2009, setting multiple record highs in recent months. The U.S. financial markets have provided strong returns over the past twelve-month period ended October 31, 2014, with the Dow Jones Industrial Average (DJIA) returning over 14% and S&P 500 Index returning over 17% during the period. The DJIA currently has a dividend yield of 2.2%, which is equal to that of a 10-Year U.S. Treasury, which is currently also yielding 2.2%. I continue to believe that investments in high-yielding, high-quality stocks have the potential to not only provide income but also the potential for stock price appreciation as well. Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals. American investors are slowly migrating from fixed income to equities. Currently, 54% of Americans invest in stocks, and I do expect this percentage to increase, especially if interest rates move higher.

For the past several years, U.S. corporations have been driving shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure and buying back stock. However, this year I began to see a shift from those strategies.  I believe the easier to execute acquisitions are a thing of the past, and firms now have to be even more creative to execute accretive deals. I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  What will these cash-rich companies do with their capital if they are not raising dividends or buying back stock?  I believe they may begin to initiate capital expenditure programs that could truly benefit economic growth.

Liquidity and monetary conditions are supportive, causing the cost of capital to be very low. I believe firms will choose to spend capital to expand their sales, and they may even begin to hire in earnest. Once a company begins to move in this way, the cost to

HENNESSYFUNDS.COM

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defer becomes real for competitors. With almost $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies, a strategic shift by firms to spend their idle capital, while slow, could potentially further economic growth in the U.S. in my opinion.

Economic progress and growth remain slow, yet steady, and unemployment, though improving, remains high. Oil prices have fallen, giving consumers a bit more discretionary income.  While the midterm elections may not end all of the gridlock in Washington, hopefully we will receive clarity on the political headwinds of taxes and regulations, which have not improved over the past several years.

The markets have had several quarters without any truly significant downturn. The pullbacks we recently experienced, most notably in July and October, were short-lived, as evidenced by the quick rebound to record high market levels.  I firmly believe that we are in a secular bull market, and I continue to tell investors to try to remain calm in the face of volatility and continue to focus on the strong, long-term fundamentals that are evident in the market today.  Many companies continue to have strong balance sheets, with record cash flows and profits. With this current bull market in its fifth year, investors should expect some volatility.

I am encouraged by the strong returns for the major U.S. financial market indices and by the performance of the Hennessy Funds over the past year. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength. A firm’s cash flow is the movement of cash in and out of the firm in the form of payments to suppliers and collections from customers. Dividend Yield is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

HENNESSY FUNDS                                                                                                           1-800-966-4354

3

Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on multiple factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2014

	One	Five	Ten
	Year	Years	Years
Hennessy Total
Return Fund (HDOGX)	8.15%	12.49%	5.93%
75/25 Blended DJIA/Treasury Index*	10.78%	11.47%	6.87%
Dow Jones Industrial Average	14.48%	15.30%	8.42%

Expense ratio: 1.37%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratio presented is from the most recent prospectus.

*
The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the BofA Merrill Lynch 90-day U.S. Treasury Bill Index.

HENNESSYFUNDS.COM

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PERFORMANCE NARRATIVE
Portfolio Managers Neil Hennessy and Brian Peery

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2014, the Hennessy Total Return Fund returned 8.15%, underperforming the 75/25 Blended DJIA/Treasury Index*, the Dow Jones Industrial Average and the Morningstar Large Value Category Average, which returned 10.78%, 14.48% and 13.60% for the same period, respectively.

While the Fund’s roughly 25% weighting in U.S. Treasuries was a detriment to overall performance compared to its equity benchmarks, the Fund’s relative underperformance compared to the 75/25 Blended DJIA/Treasury Index was due to stock selection. Four names which added strongly to the overall performance of the Dow Jones Industrial Average were not present in our portfolio due to their low dividend yields: UnitedHealth Group, Inc., Nike, Inc., The Walt Disney Company and Home Depot, Inc., all of which posted returns north of 20% for the year.

During the period, 15 of the Fund’s 19 equity positions had positive returns, with only Pfizer, Hewlett-Packard Company, McDonald’s and Kraft Foods Group, Inc. posting negative returns. Although Hewlett-Packard Company and Kraft Foods Group, Inc. are no longer members of the Dow Jones Industrial Average, both stocks remained in the Fund’s portfolio until the Fund was rebalanced. When the portfolio was rebalanced, the newest “Dogs of the Dow” stocks replaced those stocks no longer in the index.

While the Fund’s portfolio may underperform its benchmarks in periods where equities rise sharply, the strategy attempts to capture near market returns with a lower risk profile, since only approximately 75% of the Fund’s assets are invested in equities. Conversely, if equity markets were to fall sharply, we would expect the Fund to perform better than its equity benchmarks due to its approximately 25% exposure to short-term U.S. Treasuries. Ultimately, the overall goal of this portfolio is to capture near-market upside performance while mitigating some of the potential market downside risk.

Additional Portfolio Manager commentary and related investment outlook:

We continue to believe that the Dow Jones Industrial Average stocks, and in particular the stocks comprising the high dividend- yielding “Dogs of the Dow” (the methodology employed within the Fund), provide an excellent way to gain equity exposure to the markets. With U.S. Treasury yields still trading near historic lows, many investors are seeking high quality, dividend-paying companies as a means of generating current income. We believe that the rotation out of bonds and into equities, where investors have historically received higher yields and have the potential for capital appreciation, will likely continue.

As the market reaches new highs and investors become more wary of a potential pullback, we believe that a trend of moving some money away from more risky asset classes and into the perceived “safety” of very large dividend-paying companies should prevail. We believe the Fund is well positioned for the more moderately conservative investor, as the equity portion of the portfolio holds what we would deem to be high-quality, high dividend-paying companies, while the short duration of the Treasury component (all less than three months) will allow us the ability to roll into higher yielding treasuries in the event yields continue to rise.

*
The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the BofA Merrill Lynch 90-day U.S. Treasury Bill Index.  The Dow Jones Industrial Average is an unmanaged index commonly used to measure the performance of U.S. stocks.  The BofA Merrill Lynch 90-day

HENNESSY FUNDS                                                                                                           1-800-966-4354

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U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.  The Fund’s portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund’s investments and increases in investments with relatively lower total return.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

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Financial Statements

Schedule of Investments

HENNESSY TOTAL RETURN FUND

As of October 31, 2014
(% of Net Assets)

TOP TEN HOLDINGS	% NET ASSETS

U.S. Treasury Bill, 0.010%, 01/15/2015	27.42%
U.S. Treasury Bill, 0.010%, 12/26/2014	21.46%
U.S. Treasury Bill, 0.030%, 11/20/2014	14.30%
Merck & Co., Inc.	7.46%
Verizon Communications, Inc.	7.23%
Pfizer, Inc.	7.03%
Chevron Corp.	6.98%
McDonald’s Corp.	6.92%
AT&T, Inc.	6.91%
Procter & Gamble Co.	6.19%

Note:  For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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COMMON STOCKS – 73.30%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 6.92%
McDonald’s Corp.	61,900	$5,801,887	6.92%

Consumer Staples – 9.26%
Procter & Gamble Co.	59,500	5,192,565	6.19%
The Coca-Cola Co.	61,600	2,579,808	3.07%
		7,772,373	9.26%

Energy – 9.10%
Chevron Corp.	48,800	5,853,560	6.98%
Exxon Mobil Corp.	18,400	1,779,464	2.12%
		7,633,024	9.10%

Health Care – 14.49%
Merck & Co., Inc.	108,100	6,263,314	7.46%
Pfizer, Inc.	196,900	5,897,155	7.03%
		12,160,469	14.49%

Industrials – 5.92%
General Electric Co.	192,300	4,963,263	5.92%

Information Technology – 12.01%
Cisco Systems, Inc.	211,100	5,165,617	6.16%
Intel Corp.	100,700	3,424,807	4.08%
Microsoft Corp.	31,700	1,488,315	1.77%
		10,078,739	12.01%

Materials – 1.46%
EI Du Pont de Nemours & Co.	17,700	1,223,955	1.46%

Telecommunication Services – 14.14%
AT&T, Inc.	166,400	5,797,376	6.91%
Verizon Communications, Inc.	120,700	6,065,175	7.23%
		11,862,551	14.14%

Total Common Stocks
(Cost $50,493,028)		61,496,261	73.30%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 66.49%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 3.31%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	2,777,460	$2,777,460	3.31%

U.S. Treasury Bills (c) – 63.18%
0.030%, 11/20/2014 (b)	12,000,000	11,999,873	14.30%
0.010%, 12/26/2014 (b)	18,000,000	17,999,972	21.46%
0.010%, 01/15/2015 (b)	23,000,000	22,999,541	27.42%
		52,999,386	63.18%

Total Short-Term Investments
(Cost $55,776,827)		55,776,846	66.49%

Total Investments
(Cost $106,269,855) – 139.79%		117,273,107	139.79%
Liabilities in Excess
of Other Assets – (39.79)%		(33,378,316)	(39.79)%
TOTAL NET ASSETS – 100.00%		$83,894,791	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of October 31, 2014.
(b)	The rate listed is discount rate at issue.
(c)	Collateral or partial collateral for securities sold subject to repurchase.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Summary of Fair Value Exposure at October 31, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$5,801,887	$—	$—	$5,801,887
Consumer Staples	7,772,373	—	—	7,772,373
Energy	7,633,024	—	—	7,633,024
Health Care	12,160,469	—	—	12,160,469
Industrials	4,963,263	—	—	4,963,263
Information Technology	10,078,739	—	—	10,078,739
Materials	1,223,955	—	—	1,223,955
Telecommunication Services	11,862,551	—	—	11,862,551
Total Common Stocks	$61,496,261	$—	$—	$61,496,261
Short-Term Investments
Money Market Funds	$2,777,460	$—	$—	$2,777,460
U.S. Treasury Bills	—	52,999,386	—	52,999,386
Total Short-Term Investments	$2,777,460	$52,999,386	$—	$55,776,846
Total Investments in Securities	$64,273,721	$52,999,386	$—	$117,273,107

Transfers between levels are recognized at the end of the reporting period. During the one-year period ended October 31, 2014, the Fund recognized no transfers between levels.

Schedule of Reverse Repurchase Agreements

			Principal	Maturity	Maturity
Face Value	Counterparty	Rate	Trade Date	Date	Amount
$8,095,500	Jefferies LLC	0.25%	8/22/14	11/20/14	$8,100,560
10,794,000	Jefferies LLC	0.25%	9/26/14	12/26/14	10,800,821
14,392,000	Jefferies LLC	0.25%	10/17/14	1/15/15	14,400,995
$33,281,500					$33,302,376

As of October 31, 2014, the fair value of securities held as collateral for reverse repurchase agreements was $52,999,386 as noted on the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in securities, at value (cost $106,269,855)	$117,273,107
Cash	570
Dividends and interest receivable	181,245
Receivable for fund shares sold	33,150
Prepaid expenses and other assets	9,830
Total Assets	117,497,902

LIABILITIES:
Payable for fund shares redeemed	124,019
Payable to advisor	41,899
Payable to administrator	18,925
Payable to auditor	18,590
Accrued distribution fees	62,177
Accrued service fees	6,983
Reverse repurchase agreements	33,281,500
Accrued interest payable	7,958
Accrued trustees fees	1,732
Accrued expenses and other payables	39,328
Total Liabilities	33,603,111
NET ASSETS	$83,894,791

NET ASSETS CONSIST OF:
Capital stock	$67,153,473
Accumulated net investment income	111,389
Accumulated net realized gain on investments	5,626,677
Unrealized net appreciation on investments	11,003,252
Total Net Assets	$83,894,791

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$83,894,791
Shares issued and outstanding	5,493,576
Net asset value, offering price and redemption price per share	$15.27

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statement of Operations for the year ended October 31, 2014

INVESTMENT INCOME:
Dividend income	$2,260,573
Interest income	15,008
Total investment income	2,275,581

EXPENSES:
Investment advisory fees (See Note 5)	515,887
Administration, fund accounting, custody and transfer agent fees	155,721
Distribution fees – Investor Class (See Note 5)	128,971
Service fees – Investor Class (See Note 5)	85,981
Interest expense (See Notes 6 and 8)	84,410
Sub-transfer agent expenses – Investor Class (See Note 5)	74,290
Federal and state registration fees	27,895
Compliance expense	21,488
Audit fees	20,557
Reports to shareholders	16,655
Trustees’ fees and expenses	6,682
Legal fees	1,870
Other expenses	10,469
Total expenses	1,150,876
NET INVESTMENT INCOME	$1,124,705

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$7,876,199
Net change in unrealized depreciation on investments	(2,312,252)
Net gain on investments	5,563,947
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,688,652

The accompanying notes are an integral part of these financial statements.

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HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
OPERATIONS:
Net investment income	$1,124,705	$945,157
Net realized gain on investments	7,876,199	4,930,184
Net change in unrealized
appreciation (depreciation) on investments	(2,312,252)	4,920,747
Net increase in net assets resulting from operations	6,688,652	10,796,088

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(1,079,733)	(957,145)
Total distributions	(1,079,733)	(957,145)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	6,812,637	21,431,210
Dividends reinvested – Investor Class	1,006,867	873,732
Cost of shares redeemed – Investor Class	(19,774,754)	(19,573,550)
Net increase (decrease) in net assets derived
from capital share transactions	(11,955,250)	2,731,392
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,346,331)	12,570,335

NET ASSETS:
Beginning of year	90,241,122	77,670,787
End of year	$83,894,791	$90,241,122
Undistributed net investment income, end of year	$111,389	$66,417

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	461,575	1,551,829
Shares issued to holders as
reinvestment of dividends – Investor Class	67,319	64,334
Shares redeemed – Investor Class	(1,344,123)	(1,451,726)
Net increase (decrease) in shares outstanding	(815,229)	164,437

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Cash Flows for the Year Ended October 31, 2014

Cash flows from operating activities:
Net increase in net assets from operations	$6,688,652
Adjustments to reconcile net increase in net assets from
operations to net cash provided by operating activities:
Payments to purchase securities	(14,437,534)
Proceeds from sale of securities	22,729,643
Purchase sale of short term investments, net	4,570,835
Realized gain on investments in securities	(7,876,199)
Net accretion of discount on securities	(14,780)
Change in unrealized depreciation on investments in securities	2,312,252
Increases decreases in operating assets:
Increase in dividends and interest receivable	(22,384)
Decrease in prepaid expenses and other assets	7,727
Increases (decreases) in operating liabilities:
Decrease in payable to advisor	(3,444)
Decrease in payable to administrator	(24,621)
Increase in accrued distribution fees	9,201
Decrease in accrued service fees	(574)
Decrease in accrued interest payable	(2,169)
Increase in accrued audit fees	1,723
Decrease in accrued trustee fees	(2)
Increase in other accrued expenses and payables	3,828
Net cash provided by operating activities	13,942,154

Cash flows from financing activities:
Increase in reverse repurchase agreements	(899,500)
Proceeds from shares sold	6,806,742
Payment on shares redeemed	(19,775,960)
Distributions paid in cash, net of reinvestments	(72,866)
Net cash used in financing activities	(13,941,584)
Net increase in cash	570

Cash:
Beginning balance	—
Ending balance	$570

Supplemental information:
Non-cash financing activities consisting of
reinvestment of dividends and distributions	$1,006,867
Proceeds from securities litigation	55,442

Cash paid for interest	$86,579

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Gross ratio of expenses, including interest expense, to average net assets
Ratio of interest expense to average net assets
Net ratio of expenses, excluding interest expense, to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$14.30	$12.64	$11.47	$10.57	$9.10

0.20	0.16	0.18	0.18	0.16
0.96	1.66	1.17	0.89	1.48
1.16	1.82	1.35	1.07	1.64

(0.19)	(0.16)	(0.18)	(0.17)	(0.17)
(0.19)	(0.16)	(0.18)	(0.17)	(0.17)
$15.27	$14.30	$12.64	$11.47	$10.57

8.15%	14.49%	11.78%	10.22%	18.09%

$83.89	$90.24	$77.67	$64.13	$69.08
1.34%	1.37%	1.37%	1.34%	1.33%
0.10%	0.10%	0.08%	0.10%	0.08%
1.24%	1.27%	1.29%	1.24%	1.25%
1.31%	1.16%	1.44%	1.56%	1.62%
23%	31%	22%	21%	41%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Notes to Financial Statements October 31, 2014

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of The Hennessy Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is total return, consisting of capital appreciation and current income.  The Fund is a non-diversified fund.

The Fund offers Investor Class shares. Prior to October 26, 2012, the Investor Class shares were known as Original Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).	Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment

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transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

i).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

j).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2014, the Fund did not hold any derivative instruments.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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k).
Offsetting Assets and Liabilities – The Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.  In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.  For additional information regarding the offsetting of assets and liabilities at October 31, 2014, please reference the table in Note 8.

l).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

m).
New Accounting Pronouncements – In June 2014, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosure.”  ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounting for as secured borrowings, and requires additional disclosures regarding these types of transactions.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2014-11 will have on the financial statement disclosures.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices

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vary substantially over time or among brokered market makers. These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be

HENNESSY FUNDS                                                                                                           1-800-966-4354

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given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2014 were $14,437,534 and $22,674,201, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.60%.  The net investment advisory fees payable for the Fund as of October 31, 2014 were $41,899.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. Shareholder service fees payable for the Fund as of October 31, 2014 were $6,983.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.15% of the Fund’s average daily net assets.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial

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intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the fiscal year ended October 31, 2014 were $74,290.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the fiscal year ended October 31, 2014 were $155,721.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the fiscal year ended October 31, 2014, the Fund had an outstanding average daily balance and a weighted average interest rate of $735 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the year was $133,000.  At October 31, 2014, the Fund had a loan payable balance of $0.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follow:

Cost of investments for tax purposes	$106,410,131
Gross tax unrealized appreciation	$11,155,779
Gross tax unrealized depreciation	(292,803)
Net tax unrealized appreciation	$10,862,976
Undistributed ordinary income	$111,389
Undistributed long-term capital gains	5,766,953
Total distributable earnings	$5,878,342
Other accumulated gain	$—
Total accumulated gain	$16,741,318

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund had no tax basis capital losses to offset future capital gains.

During the year ended October 31, 2014, the capital loss carry forwards utilized for the Fund were $2,084,535.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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At October 31, 2014, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2014 and fiscal year 2013 for the Fund were as follow:

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Ordinary income	$1,079,733	$957,145
Long-term capital gain	—	—
	$1,079,733	$957,145

8).  REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price.  Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund.  Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities.  Interest payments made are recorded as a component of interest expense on the Statement of Operations.

For the fiscal year ended October 31, 2014, the average daily balance and average interest rate in effect for reverse repurchase agreements were $33,951,812 and 0.246%, respectively. At October 31, 2014, the interest rate in effect for the outstanding reverse repurchase agreements scheduled to mature on November 20, 2014 ($8,095,000), December 26, 2014 ($10,794,000), and January 15, 2015 ($14,392,000) was 0.25%, 0.25%, and 0.25%, respectively. Outstanding reverse repurchase agreements at October 31, 2014 were equal to 39.67% of the Fund’s net assets.

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

		Gross	Net
		Amounts	Amounts	Gross Amounts Not
		Offset	Presented	Offset in the Statement
		in the	in the	of Assets and Liabilities
	Gross	Statement	Statement
	Amounts of	of	of		Collateral
	Recognized	Assets and	Assets and	Financial	Pledged	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
Reverse
Repurchase
Agreements	$33,281,500	$—	$33,281,500	$33,281,500	$—	$—
	$33,281,500	$—	$33,281,500	$33,281,500	$—	$—

For additional information, please reference the “Offsetting Assets and Liabilities” section in Note 2.

9).  AGREEMENT AND PLAN OF REORGANIZATION

On December 11, 2013, the Board approved an Agreement and Plan of Reorganization (the “Agreement”), of the Hennessy Total Return Fund (the “New Fund”), pursuant to which the New Fund would be a successor to the corresponding series of the same name of The Hennessy Funds, Inc., a Maryland corporation (the “Predecessor Fund”).  The

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Agreement provided for the transfer of assets of the Predecessor Fund to the New Fund and the assumption of the liabilities of the Predecessor Fund by the New Fund.  The New Fund had the same investment objective and substantially similar principal investment strategies as the Predecessor Fund.  The reorganization was effective as of the close of business on February 28, 2014.  The following table illustrates the specifics of the reorganization:

	Shares of the New Fund
Predecessor Fund	Issued to Shareholders of	New Fund	Combined	Tax Status
Net Assets	the Predecessor Fund	Net Assets	Net Assets	of Transfer
$85,203,249(1)	5,860,970	$85,203,249	$85,203,249	Non-taxable

(1)	Included accumulated realized gains and unrealized appreciation in the amounts of $221,200 and $11,758,211, respectively.

10).  EVENTS SUBSEQUENT TO YEAR-END

On December 8, 2014, a long-term capital gains distribution of $1.05659 per share was declared for shareholders of record on December 5, 2014. The distribution was paid on December 8, 2014.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Hennessy Funds Trust:

We have audited the accompanying statement of assets and liabilities of Hennessy Total Return Fund (the Fund), a series of Hennessy Funds Trust (formerly a series of Hennessy Mutual Funds, Inc.), including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 30, 2014

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa	Trustee	Indefinite,	Mr. DeSousa is a real	16	Hennessy SPARX
Age: 78		until	estate investor.		Funds Trust;
Address:		successor			Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Robert T. Doyle	Trustee	Indefinite,	Mr. Doyle has been the	16	Hennessy SPARX
Age: 67		until	Sheriff of Marin County,		Funds Trust;
Address:		successor	California since 1996.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Gerald P. Richardson	Trustee	Indefinite,	Mr. Richardson is an	16	Hennessy SPARX
Age: 69		until	independent consultant		Funds Trust;
Address:		successor	in the securities industry.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		May 2004
for the
Funds (or
Predecessor
Funds)

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Chief	Trustee:	Mr. Hennessy has been	16	Hennessy
Age: 58	Investment	Indefinite,	employed by Hennessy		Advisors, Inc.
Address:	Officer,	until	Advisors, Inc., the Funds’		(current);
c/o Hennessy	Portfolio	successor	investment advisor, since		Hennessy SPARX
Advisors, Inc.	Manager,	elected	1989. He currently serves		Funds Trust;
7250 Redwood Blvd.	President,		as President, Chairman		Hennessy Mutual
Suite 200	Trustee	Served	and CEO of Hennessy		Funds, Inc.; and
Novato, CA 94945	and	since	Advisors, Inc.		The Hennessy
	Chairman	January			Funds, Inc.
	of the	1996
	Board	for the
Funds (or
Predecessor
Funds)

Officer:
1 year term

Served
since
June 2008
for the
Funds (or
Predecessor
Funds)

Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been	N/A	N/A
Age: 48	Vice		employed by Hennessy
Address:	President	Served	Advisors, Inc., the Funds’
c/o Hennessy	and	since	investment advisor, since
Advisors, Inc.	Treasurer	January	1989. She currently serves
7250 Redwood Blvd.		1996	as Executive Vice President,
Suite 200		for the	Chief Operations Officer,
Novato, CA 94945		Funds (or	Chief Financial Officer, and
		Predecessor	Secretary of Hennessy
		Funds)	Advisors, Inc.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”) and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI and HSFT.  Subsequent to the reorganization, HFMI, HFI and HSFT were dissolved.

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by
Age: 58	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Served since	investment advisor, since 2000.
c/o Hennessy Advisors, Inc.		March 2000	He currently serves as Executive
7250 Redwood Blvd.		for the Funds (or	Vice President and Chief Compliance
Suite 200		Predecessor Funds)	Officer of Hennessy Advisors, Inc.
Novato, CA 94945

Jennifer Cheskiewicz(1)	Senior	1 year term	Ms. Cheskiewicz has been employed by
Age: 37	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Chief	Served since	investment advisor, since June 2013.
c/o Hennessy Advisors, Inc.	Compliance	June 2013	She previously served as in-house
7250 Redwood Blvd.	Officer	for the Funds (or	counsel to Carlson Capital, L.P., an
Suite 200		Predecessor Funds)	SEC-registered investment advisor to
Novato, CA 94945			several private funds from February
2010 to May 2013. Prior to that, she
was an attorney with Gibson, Dunn &
Crutcher LLP from September 2005
through February 2010. She currently
serves as General Counsel of
Hennessy Advisors, Inc.

Brian Carlson(1)	Senior	1 year term	Mr. Carlson has been employed by
Age: 42	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Head of	Served since	investment advisor, since
c/o Hennessy Advisors, Inc.	Distribution	December 2013	December 2013.
7250 Redwood Blvd.		for the Funds (or
Suite 200		Predecessor Funds)	Mr. Carlson was previously a
Novato, CA 94945			co-founder and principal of Trivium
Consultants, LLC from February 2011
through November 2013. Prior to that,
he was the Senior Managing Director
of NRP Financial, Inc. from August
2007 through February 2011.

David Ellison(1)	Portfolio Manager	1 year term	Mr. Ellison has served as Portfolio
Age: 56	and Senior		Manager of the Large Cap Financial
Address:	Vice President	Served since	Fund, the Small Cap Financial Fund,
c/o Hennessy Advisors, Inc.		October 2012	and the Technology Fund
101 Federal Street		for the Funds (or	since inception.
Suite 1900		Predecessor Funds)
Boston, MA 02110			Mr. Ellison previously served as Director,
CIO and President of FBR Advisers, Inc.
from December 1999 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Brian Peery(1)	Portfolio Manager	1 year term	Mr. Peery has been a Portfolio Manager
Age: 45	and		of the Cornerstone Growth Fund,
Address:	Vice President	Served since	the Cornerstone Mid Cap 30 Fund, the
c/o Hennessy Advisors, Inc.		March 2003	Cornerstone Large Growth Fund, the
7250 Redwood Blvd.		as Vice President	Cornerstone Value Fund, the Total
Suite 200		for the Funds (or	Return Fund, and the Balanced Fund
Novato, CA 94945		Predecessor Funds)	since October 2014. From February
2011 through September 2014, he
		Served since	served as Co-Portfolio Manager of
		February 2011	the same funds.
as Co-Portfolio
		Manager	Mr. Peery has been employed by
		for the Funds (or	Hennessy Advisors, Inc., the Funds’
		Predecessor Funds)	investment advisor, since 2002.

Winsor (Skip) Aylesworth(1)	Portfolio Manager	1 year term	Mr. Aylesworth has been Portfolio
Age: 67	and		Manager of the Gas Utility Index Fund
Address:	Vice President	Served since	since 1998 and Portfolio Manager of
c/o Hennessy Advisors, Inc.		October 2012	the Technology Fund since inception.
101 Federal Street		for the Funds (or
Suite 1900		Predecessor Funds)	Mr. Aylesworth previously served as
Boston, MA 02110			Executive Vice President of The FBR
Funds from 1999 to October 2012.

Ryan Kelley(1)	Portfolio Manager	1 year term	Mr. Kelley has been a Portfolio Manager
Age: 42	and		of the Gas Utility Index Fund (formerly
Address:	Vice President	Served since	the FBR Gas Utility Index Fund), the
c/o Hennessy Advisors, Inc.		March 2013	Small Cap Financial Fund (formerly the
1340 Environ Way		for the Funds (or	FBR Small Cap Financial Fund), and the
Chapel Hill, NC 27517		Predecessor Funds)	Large Cap Financial Fund (formerly the
FBR Large Cap Financial Fund) since
October 2014. From March 2013
through September 2014, he served
as a Co-Portfolio Manager of the same
funds. Prior to that, he was a Portfolio
Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio
Manager of The FBR Funds from
January 2008 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

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HENNESSY FUNDS                                                                                                           1-800-966-4354

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Expense Example (Unaudited)
October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/14	10/31/14	5/1/14 – 10/31/14
Investor Class

Actual	$1,000.00	$1,026.60	$6.74

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.55	$6.72

(1)	Expenses are equal to the Fund's expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSYFUNDS.COM

34

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and
•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

35

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2014

HENNESSY EQUITY AND
INCOME FUND

Investor Class  HEIFX
Institutional Class  HEIIX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to the Financial Statements	26
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers of the Fund	35
Expense Example	40
Proxy Voting	42
Quarterly Filings on Form N-Q	42
Federal Tax Distribution Information	42
Householding	42
Privacy Policy	43

HENNESSY FUNDS                                                                                                           1-800-966-4354

December 2014

Dear Shareholder:

As I look back at 2014, I realize that in this age of rapidly evolving technology, information is delivered and absorbed so quickly that it is difficult to remember what happened last week, let alone what’s happened over the course of an entire year. That is why I’d like to take a moment to recall some of the year’s highs and lows, economically, politically and socially, here in the U.S. and around the globe. 2014 was scarred by political partisanship, civil unrest in the U.S., Ukraine and many other countries, the arrival of terrorist group ISIS, the tragedies of school shootings and natural disasters, and the frightening outbreak of Ebola.  However, there were also positive events this year: we survived a government shutdown over healthcare reform, jobs reports have been consistently, albeit anemically, improving, and home prices remained relatively stable, after recovering significantly in 2013. And, important to us here at Hennessy, our hometown team, the San Francisco Giants, won their third World Series in just five years!

A significant event for the financial industry this past year was the confirmation of Janet Yellen as Chair of the Federal Reserve, which served to calm the nerves of business and political leaders alike.  I believe Yellen’s leadership will benefit U.S. business owners, as the Fed continues to be a voice of reason in a sea of political and economic rhetoric.  The Fed has also supported the economy and corporate America by helping keep interest rates reasonable and low.

The stock market has continued its determined comeback from the lows of 2009, setting multiple record highs in recent months. The U.S. financial markets have provided strong returns over the past twelve-month period ended October 31, 2014, with the Dow Jones Industrial Average (DJIA) returning over 14% and S&P 500 Index returning over 17% during the period. The DJIA currently has a dividend yield of 2.2%, which is equal to that of a 10-Year U.S. Treasury, which is currently also yielding 2.2%. I continue to believe that investments in high-yielding, high-quality stocks have the potential to not only provide income but also the potential for stock price appreciation as well. Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals. American investors are slowly migrating from fixed income to equities. Currently, 54% of Americans invest in stocks, and I do expect this percentage to increase, especially if interest rates move higher.

For the past several years, U.S. corporations have been driving shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure and buying back stock. However, this year I began to see a shift from those strategies.  I believe the easier to execute acquisitions are a thing of the past, and firms now have to be even more creative to execute accretive deals. I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  What will these cash-rich companies do with their capital if they are not raising dividends or buying back stock?  I believe they may begin to initiate capital expenditure programs that could truly benefit economic growth.

Liquidity and monetary conditions are supportive, causing the cost of capital to be very low. I believe firms will choose to spend capital to expand their sales, and they may even begin to hire in earnest. Once a company begins to move in this way, the cost to

HENNESSYFUNDS.COM

defer becomes real for competitors. With almost $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies, a strategic shift by firms to spend their idle capital, while slow, could potentially further economic growth in the U.S. in my opinion.

Economic progress and growth remain slow, yet steady, and unemployment, though improving, remains high. Oil prices have fallen, giving consumers a bit more discretionary income.  While the midterm elections may not end all of the gridlock in Washington, hopefully we will receive clarity on the political headwinds of taxes and regulations, which have not improved over the past several years.

The markets have had several quarters without any truly significant downturn. The pullbacks we recently experienced, most notably in July and October, were short-lived, as evidenced by the quick rebound to record high market levels.  I firmly believe that we are in a secular bull market, and I continue to tell investors to try to remain calm in the face of volatility and continue to focus on the strong, long-term fundamentals that are evident in the market today.  Many companies continue to have strong balance sheets, with record cash flows and profits. With this current bull market in its fifth year, investors should expect some volatility.

I am encouraged by the strong returns for the major U.S. financial market indices and by the performance of the Hennessy Funds over the past year. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength. A firm’s cash flow is the movement of cash in and out of the firm in the form of payments to suppliers and collections from customers. Dividend Yield is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

HENNESSY FUNDS                                                                                                           1-800-966-4354

Performance Overview (Unaudited)

The opinions expressed in the following commentaries reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on multiple factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2014

	One	Five	Ten
	Year	Years	Years
Hennessy Equity and Income Fund –
Investor Class (HEIFX)	10.28%	11.98%	8.04%
Hennessy Equity and Income Fund –
Institutional Class (HEIIX)	10.60%	12.26%	8.31%
Blended Balanced Index	11.13%	11.47%	6.82%
S&P 500 Index	17.27%	16.69%	8.20%

Expense ratios:	Gross 1.39%, Net 1.36%(2) (Investor Class);
Gross 1.09% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com. Performance for the period from March 12, 2010 to October 26, 2012 is that of the FBR Balanced Fund and for the periods prior to March 12, 2010 is that of the AFBA 5 Star Balanced Fund.

The expense ratios presented are from the most recent prospectus.

(1)	The Blended Balanced Index consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Barclays Capital Intermediate U.S. Government/Credit Index.
(2)	With regard to Investor Class shares, the Fund’s investment advisor has contractually agreed to waive a portion of its expenses through February 28, 2015.

HENNESSYFUNDS.COM

PERFORMANCE NARRATIVE
THE LONDON COMPANY OF VIRGINIA, LLC,
SUB-ADVISOR (EQUITY PORTION)

FINANCIAL COUNSELORS, INC., SUB-ADVISOR (FIXED INCOME PORTION)

For the twelve-month period ended October 31, 2014, the Investor Class of the Hennessy Equity and Income Fund returned 10.28%, underperforming the Blended Balanced Index* and the S&P 500 Index which returned 11.13% and 17.27% for the same period, respectively, but outperforming the Morningstar Moderate Allocation Category Average, which returned 8.27% for the same period.

Portfolio Managers: Stephen M. Goddard, CFA (Lead Portfolio Manager for the Fund), Jonathan T. Moody, CFA, J. Brian Campbell, CFA, Mark DeVaul, CFA, CPA, The London Company of Virginia, LLC (sub-advisor of the equity portion of the Fund).

Over the previous twelve months, how did the equity portion of the Fund perform and what factors contributed to this performance?

Domestic equity returns for the period were strong.  An improving U.S. economy, driven by low interest rates, a strengthening housing market, rising consumer confidence and steady job growth, all helped drive stocks higher.  For the twelve month period, the performance of the equity portion of the Fund was on par with the S&P 500 Index.  The market was led higher by the Health Care and Information Technology sectors, while the Energy and Telecommunication sectors lagged the market.  Stock selection had a positive impact on the Fund’s relative performance, offset by the negative impact of sector allocation.  At the sector level, our underweight position in Health Care and overweight position in Consumer Staples had a negative impact on relative performance, partially offset by the positive impact of our underweight position in Energy.

Additional Portfolio Manager commentary on the equity portion of the Fund and the related investment outlook:

While we do not attempt to forecast the future, we remain fairly optimistic.  Corporate America is in good shape with high operating margins and strong balance sheets.  The economic recovery continues with improvement in employment, capital investment and a generally benign interest rate and inflation outlook.  We expect the slow growth environment to continue and believe stocks could be more volatile in the future.

Our strategy is to focus on stocks from a bottom-up standpoint.  We seek to own companies with strong returns on capital and flexibility to enhance shareholder value using the balance sheet.  Low interest rates and relatively high equity risk premiums enable companies to increase shareholder value by adjusting the capital structure of the company.  Separately, with elevated cash levels on corporate balance sheets and dividend payout ratios near historic lows, we expect investors to reward companies that wisely deploy capital through higher dividends, share repurchases and mergers and acquisition transactions.  Our more conservative portfolio is well positioned for a slow growth environment that has the potential to reward strong capital allocation.

Portfolio Managers: Gary B. Cloud, CFA and Peter G. Greig, CFA, Financial Counselors, Inc. (sub-advisor of the fixed income portion of the Fund)

Over the previous twelve months, how did the fixed income portion of the Fund perform and what factors contributed to this performance?

A pro-cyclical asset allocation in the Fund hurt performance relative to its primary benchmark, due to an overweight position in corporate bonds and an underweight position in U.S. Treasury securities. Some higher yielding fixed income securities in the portfolio hurt performance, as their yield component was offset by slight principal

HENNESSY FUNDS                                                                                                           1-800-966-4354

declines. The biggest boost to the Fund’s relative performance came from fixed income sector asset allocation and individual issue selection, while the amortization and roll effect had the largest negative impact on Fund performance.

Additional Portfolio Manager commentary on the fixed income portion of the Fund and the related investment outlook:

Every cessation of quantitative easing has resulted in a corrective phase in the risk markets, and that seems to be what may be happening now.  One major unresolved element to the mix of uncertainties has to do with the Fed and their collective view of where the Federal Funds rate will be over the next 15 months.  Federal Funds futures maturing in December 2016 reflect a 1.50% rate while the Fed governor average forecast is close to 3.0%.  The market has pushed back very hard against the Fed members’ own forecast for the optimal Federal Funds rate and they can’t both be right.

We have positioned our bond portfolios to be market weight-duration and overweight credit, with a yield curve flattening bias.  We will be on guard to reduce the interest rate sensitivity of the portfolio when we see more progress on the global economic recovery.

*
The Blended Balanced Index consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Barclays Capital Intermediate U.S. Government/Credit Index.  The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks.  The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index commonly used to measure the performance of U.S. bonds.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund may invest in debt securities, which typically decrease in value when interest rates rise.  The risk is greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods.  The Fund may invest in IPOs, which may fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSYFUNDS.COM

Financial Statements

Schedule of Investments

HENNESSY EQUITY AND INCOME FUND

As of October 31, 2014
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

General Dynamics Corp.	2.90%
United State Treasury Note, 2.750%, 02/15/2024	2.82%
Carmax, Inc.	2.72%
Wells Fargo & Co.	2.63%
Bristol-Myers Sqibb Co.	2.43%
Berkshire Hathaway, Inc., Class B	2.32%
BlackRock, Inc.	2.28%
Eli Lilly & Co.	2.11%
Altria Group, Inc.	1.98%
Lowe’s Companies, Inc.	1.98%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

COMMON STOCKS – 59.87%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 8.21%
Bed Bath & Beyond, Inc. (a)	102,910	$6,929,959	1.79%
CarMax, Inc. (a)	188,039	10,513,261	2.72%
Carnival Corp. (c)	165,290	6,636,394	1.72%
Lowe’s Companies, Inc.	133,586	7,641,119	1.98%
		31,720,733	8.21%

Consumer Staples – 9.95%
Altria Group, Inc.	158,359	7,655,074	1.98%
Brown-Forman Corp., Class B	29,936	2,774,169	0.72%
Energizer Holdings, Inc.	62,292	7,640,114	1.97%
Lorillard, Inc.	69,236	4,258,014	1.10%
Reynolds American, Inc.	90,841	5,714,808	1.48%
The Coca-Cola Co.	126,431	5,294,930	1.37%
Wal-Mart Stores, Inc.	67,452	5,144,564	1.33%
		38,481,673	9.95%

Energy – 4.63%
Apache Corp.	59,880	4,622,736	1.19%
Chevron Corp.	59,491	7,135,945	1.85%
ConocoPhillips	85,378	6,160,023	1.59%
		17,918,704	4.63%

Financials – 9.99%
Alleghany Corp. (a)	8,720	3,874,122	1.00%
Bank of America Corp.	397,380	6,819,041	1.76%
Berkshire Hathaway, Inc., Class B (a)	63,909	8,957,485	2.32%
BlackRock, Inc.	25,828	8,810,189	2.28%
Wells Fargo & Co.	191,223	10,152,029	2.63%
		38,612,866	9.99%

Health Care – 5.61%
Bristol-Myers Squibb Co.	161,788	9,414,444	2.43%
Eli Lilly & Co.	122,760	8,142,671	2.11%
Pfizer, Inc.	137,555	4,119,772	1.07%
		21,676,887	5.61%

Industrials – 4.42%
FedEx Corp.	35,078	5,872,057	1.52%
General Dynamics Corp.	80,330	11,226,921	2.90%
		17,098,978	4.42%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 10.63%
Cisco Systems, Inc.	216,456	$5,296,678	1.37%
Corning, Inc.	357,377	7,301,212	1.89%
EMC Corp.	233,733	6,715,149	1.74%
Intel Corp.	212,199	7,216,888	1.87%
International Business Machines Corp.	18,865	3,101,406	0.80%
Microsoft Corp.	92,183	4,327,992	1.12%
Visa, Inc., Class A	29,529	7,129,187	1.84%
		41,088,512	10.63%

Materials – 5.00%
Albemarle Corp.	113,325	6,615,913	1.71%
NewMarket Corp.	17,300	6,712,573	1.74%
The Mosaic Co.	135,100	5,986,281	1.55%
		19,314,767	5.00%

Telecommunication Services – 1.43%
Verizon Communications, Inc.	110,108	5,532,927	1.43%
		5,532,927	1.43%

Total Common Stocks
(Cost $173,667,014)		231,446,047	59.87%

PREFERRED STOCKS – 0.01%
Financials – 0.01%
Fannie Mae Preferred (a)	10,600	45,050	0.01%

Total Preferred Stocks
(Cost $265,000)		45,050	0.01%

REITS – 0.08%
Financials – 0.08%
Apollo Commercial Real Estate Finance, Inc.	19,000	312,360	0.08%

Total REITS
(Cost $318,390)		312,360	0.08%

CORPORATE BONDS – 21.62%
Consumer Discretionary – 0.65%
Amazon.com, Inc.
0.650%, 11/27/2015	800,000	801,012	0.21%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Consumer Discretionary (Continued)
Comcast Corp.
4.950%, 06/15/2016	600,000	$640,073	0.16%
Starbucks Corp.
6.250%, 08/15/2017	300,000	339,247	0.09%
The Home Depot, Inc.
5.400%, 03/01/2016	700,000	744,657	0.19%
		2,524,989	0.65%

Consumer Staples – 0.31%
Anheuser-Busch InBev Worldwide, Inc.
7.750%, 01/15/2019	150,000	182,076	0.05%
CVS Health Corp.
5.750%, 06/01/2017	600,000	666,377	0.17%
Wal-Mart Stores, Inc.
5.000%, 10/25/2040	300,000	346,829	0.09%
		1,195,282	0.31%

Energy – 0.23%
Encana Corp. (c)
3.900%, 11/15/2021	850,000	888,542	0.23%
		979,669	0.25%

Financials – 12.68%
Aflac, Inc.
8.500%, 05/15/2019	650,000	821,908	0.21%
American Express Centrurion
0.875%, 11/13/2015	700,000	702,457	0.18%
American Express Co.
6.150%, 08/28/2017	1,550,000	1,747,679	0.45%
American Express Credit Corp.
2.750%, 09/15/2015	1,150,000	1,172,801	0.30%
American International Group, Inc.
4.875%, 06/01/2022	600,000	670,305	0.17%
5.850%, 01/16/2018	1,075,000	1,212,381	0.32%
Associated Banc-Corp
5.125%, 03/28/2016	700,000	737,499	0.19%
Associates Corporation of North America
6.950%, 11/01/2018	300,000	352,457	0.09%
Bank New York Mellon Corp.
1.969%, 06/20/2017	500,000	510,185	0.13%
Bank of Montreal (c)
2.500%, 01/11/2017	400,000	412,322	0.11%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Financials (Continued)
Bank of Nova Scotia (c)
2.550%, 01/12/2017	1,000,000	$1,031,262	0.27%
BlackRock, Inc.
3.500%, 03/18/2024	1,000,000	1,018,412	0.26%
Boston Properties, Inc.
5.875%, 10/15/2019	700,000	808,397	0.21%
Capital One Financial Corp.
4.750%, 07/15/2021	1,500,000	1,653,778	0.43%
Citigroup, Inc.
6.125%, 11/21/2017	1,455,000	1,636,985	0.42%
Credit Suisse USA, Inc.
5.125%, 08/15/2015	975,000	1,009,718	0.26%
Discover Financial Services
5.200%, 04/27/2022	900,000	990,261	0.26%
Fifth Third Bancorp
3.625%, 01/25/2016	700,000	723,734	0.19%
First Niagara Financial Group, Inc.
6.750%, 03/19/2020	590,000	678,816	0.18%
Ford Motor Credit Co. LLC
3.000%, 06/12/2017	1,750,000	1,805,473	0.47%
Franklin Resources, Inc.
1.375%, 09/15/2017	1,080,000	1,081,610	0.28%
General Electric Capital Corp.
1.625%, 04/02/2018	500,000	500,682	0.13%
5.000%, 01/08/2016	500,000	525,169	0.13%
5.625%, 05/01/2018	1,050,000	1,188,130	0.31%
Genworth Financial, Inc.
6.515%, 05/22/2018	500,000	563,496	0.15%
Goldman Sachs Group, Inc.
5.375%, 03/15/2020	1,100,000	1,234,318	0.32%
HSBC Finance Corp.
5.000%, 06/30/2015	1,200,000	1,232,297	0.32%
J.P. Morgan Chase & Co.
6.000%, 01/15/2018	1,000,000	1,127,669	0.29%
KeyCorp
3.750%, 08/13/2015	900,000	921,483	0.24%
5.100%, 03/24/2021	950,000	1,068,071	0.27%
Lazard Group
6.850%, 06/15/2017	320,000	360,694	0.09%
Lincoln National Corp.
6.250%, 02/15/2020	780,000	917,056	0.24%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Financials (Continued)
Manulife Financial Corp. (c)
3.400%, 09/17/2015	300,000	$307,407	0.08%
Merrill Lynch & Company, Inc.
6.875%, 04/25/2018	955,000	1,105,585	0.29%
Merrill Lynch & Company, Inc., Series MTNC
0.6906%, 01/15/2015	250,000	250,111	0.06%
MetLife, Inc., Series A
6.817%, 08/15/2018	100,000	117,345	0.03%
Morgan Stanley
5.375%, 10/15/2015	500,000	522,059	0.14%
5.500%, 07/28,2021	858,000	979,669	0.25%
6.625%, 04/01/2018	250,000	286,511	0.07%
National Australia Bank Ltd. (c)
1.367%, 08/07/2015	2,000,000	2,016,526	0.52%
Prudential Financial, Inc.
5.500%, 03/15/2016	310,000	329,381	0.09%
Qwest Capital Funding, Inc.
6.500%, 11/15/2018	700,000	778,750	0.20%
Raymond James Financial, Inc.
5.625%, 04/01/2024	700,000	796,949	0.21%
Royal Bank of Canada (c)
2.200%, 07/27/2018	1,000,000	1,016,029	0.26%
St. Paul Travelers, Inc.
5.500%, 12/01/2015	275,000	289,470	0.07%
SunTrust Banks, Inc.
3.600%, 04/15/2016	250,000	259,921	0.07%
6.000%, 09/11/2017	250,000	281,059	0.07%
Synchrony Financial
3.750%, 08/15/2021	1,200,000	1,224,510	0.32%
The Bear Stearns Companies, Inc.
6.400%, 10/02/2017	1,350,000	1,527,695	0.40%
The Charles Schwab Corp.
0.850%, 12/04/2015	1,000,000	1,003,440	0.26%
The Goldman Sachs Group, Inc.
5.350%, 01/15/2016	500,000	527,322	0.14%
The Hartford Financial Services Group, Inc.
5.375%, 03/15/2017	300,000	327,615	0.08%
The Royal Bank of Scotland PLC (c)
4.375%, 03/16/2016	400,000	417,684	0.11%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Financials (Continued)
Toronto Dominion Bank (c)
2.375%, 10/19/2016	1,000,000	$1,031,735	0.27%
Wachovia Corp.
5.750%, 06/15/2017	850,000	945,660	0.24%
Wells Fargo & Co.
5.625%, 12/11/2017	1,000,000	1,122,584	0.29%
Westpac Banking Corp. (c)
0.838%, 01/17/2019	1,075,000	1,081,463	0.28%
4.200%, 02/27/2015	500,000	505,953	0.13%
4.875%, 11/19/2019	450,000	506,574	0.13%
		49,976,512	12.93%

Health Care – 2.08%
AbbVie, Inc.
1.200%, 11/06/2015	1,250,000	1,257,375	0.33%
Agilent Technologies, Inc.
5.000%, 07/15/2020	650,000	711,967	0.18%
Amgen, Inc.
2.500%, 11/15/2016	1,000,000	1,028,195	0.27%
Celgene Corp.
2.300%, 08/15/2018	1,000,000	1,007,445	0.26%
3.625%, 05/15/2024	600,000	607,578	0.16%
Express Scripts Holding Co.
3.500%, 06/15/2024	700,000	695,181	0.18%
GlaxoSmithKline Capital, Inc. (c)
1.500%, 05/08/2017	500,000	504,644	0.13%
Merck and Co., Inc.
6.000%, 09/15/2017	850,000	963,411	0.25%
UnitedHealth Group, Inc.
5.375%, 03/15/2016	250,000	266,282	0.07%
Wellpoint, Inc.
2.375%, 02/15/2017	960,000	984,422	0.25%
		8,026,500	2.08%

Industrials – 0.26%
John Deere Capital Corp.
1.850%, 09/15/2016	1,000,000	1,019,910	0.26%
		1,019,910	0.26%

Information Technology – 1.69%
Altera Corp.
1.750%, 05/15/2017	1,000,000	1,006,340	0.26%
Applied Materials, Inc.
4.300%, 06/15/2021	300,000	327,076	0.08%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Information Technology (Continued)
Corning, Inc.
6.850%, 03/01/2029	275,000	$349,902	0.09%
eBay, Inc.
3.250%, 10/15/2020	1,000,000	1,010,470	0.26%
EMC Corp.
1.875%, 06/01/2018	1,000,000	994,898	0.26%
Hewlett Packard Co.
3.000%, 09/15/2016	1,000,000	1,033,205	0.27%
Juniper Networks, Inc.
4.600%, 03/15/2021	1,000,000	1,063,677	0.28%
KLA-Tencor Corp.
6.900%, 05/01/2018	650,000	753,157	0.19%
		6,538,725	1.69%

Materials – 1.63%
Alcoa, Inc.
6.150%, 08/15/2020	625,000	705,393	0.18%
AngloGold Ashanti Holdings PLC (c)
5.125%, 08/01/2022	1,000,000	949,038	0.25%
El du Pont de Nemours & Co.
4.750%, 03/15/2015	315,000	320,001	0.08%
Goldcorp, Inc. (c)
2.125%, 03/15/2018	1,250,000	1,250,446	0.33%
International Paper Co.
9.375%, 05/15/2019	250,000	322,107	0.08%
Rio Tinto Finance USA PLC (c)
1.375%, 06/17/2016	1,000,000	1,007,922	0.26%
2.000%, 03/22/2017	640,000	649,356	0.17%
The Dow Chemical Co.
4.250%, 11/15/2020	1,000,000	1,078,259	0.28%
		6,282,522	1.63%

Telecommunication Services – 1.76%
AT&T, Inc.
2.950%, 05/15/2016	775,000	799,647	0.21%
3.000%, 02/15/2022	250,000	247,572	0.06%
5.350%, 09/01/2040	200,000	214,301	0.05%
5.800%, 02/15/2019	800,000	917,162	0.24%
CenturyLink, Inc.
5.150%, 06/15/2017	400,000	426,000	0.11%
Deutsche Telekom AG (c)
6.000%, 07/08/2019	1,160,000	1,352,886	0.35%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Telecommunication Services (Continued)
Verizon Communications, Inc.
0.700%, 11/02/2015	800,000	$800,788	0.21%
6.350%, 04/01/2019	600,000	700,458	0.18%
8.750%, 11/01/2018	292,000	364,738	0.09%
Vodafone Group PLC (c)
1.500%, 02/19/2018	1,000,000	987,052	0.26%
		6,810,604	1.76%

Utilities – 0.08%
Sempra Energy
6.500%, 06/01/2016	275,000	299,120	0.08%

Total Corporate Bonds
(Cost $81,591,857)		83,562,706	21.62%

MORTGAGE BACKED SECURITIES – 3.57%

Federal Home Loan Mortgage Corp.
3.000%, 05/01/2042	1,402,945	1,408,265	0.36%
3.000%, 09/01/2042	2,686,534	2,696,168	0.70%
5.000%, 05/01/2020	109,240	117,319	0.03%
5.500%, 04/01/2037	205,772	231,776	0.06%

Federal National Mortgage Association
1.000%, 08/27/2024	1,400,000	1,400,131	0.36%
2.000%, 02/27/2032	980,000	978,391	0.25%
2.400%, 11/07/2024	1,000,000	950,432	0.25%
3.000%, 03/20/2028	2,200,000	2,207,786	0.57%
3.500%, 01/01/2042	892,190	925,110	0.24%
4.000%, 12/01/2041	1,145,686	1,218,160	0.32%
4.000%, 10/01/2041	1,285,154	1,366,450	0.35%
4.500%, 08/01/2020	120,902	128,185	0.03%
6.000%, 10/01/2037	165,151	187,203	0.05%

Total Mortgage Backed Securities
(Cost $13,807,502)		13,815,376	3.57%

U.S. TREASURY OBLIGATIONS – 8.61%
U.S. Treasury Bonds – 0.65%
U.S. Treasury Bonds
3.625%, 02/15/2044	2,250,000	2,497,325	0.64%
U.S. Treasury Inflation Index Bond
0.125%, 07/15/2022	25,858	25,528	0.01%
		2,522,853	0.65%

U.S. Treasury Notes – 7.96%
U.S. Treasury Notes
1.625%, 06/30/2019	4,500,000	4,514,765	1.17%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

U.S. TREASURY OBLIGATIONS	Par		% of
	Amount	Value	Net Assets
U.S. Treasury Notes (Continued)
2.250%, 07/31/2021	1,750,000	$1,775,704	0.46%
2.375%, 03/31/2016	6,005,000	6,179,992	1.60%
2.500%, 08/15/2023	1,100,000	1,122,687	0.29%
2.750%, 02/15/2024	10,500,000	10,906,056	2.82%
3.250%, 03/31/2017	3,000,000	3,182,109	0.83%
4.125%, 05/15/2015	3,000,000	3,063,984	0.79%
		30,745,297	7.96%

Total U.S. Treasury Obligations
(Cost $32,911,170)		33,268,150	8.61%

U.S. GOVERNMENT AGENCY ISSUE – 1.16%
Finance and Insurance – 1.16%
Federal Home Loan Banks
1.000%, 07/23/2029	2,000,000	1,959,282	0.51%
1.500%, 09/30/2024	650,000	651,243	0.17%
3.000%, 07/17/2029	1,200,000	1,203,600	0.31%
5.750%, 06/15/2037	600,000	667,867	0.17%
		4,481,992	1.16%

Total U.S. Government Agency Issue
(Cost $4,536,174)		4,481,992	1.16%

INVESTMENT COMPANIES (Excluding
Money Market Funds) – 2.95%
Apollo Investment Corp.	40,000	330,000	0.08%
Ares Capital Corp.	17,500	279,825	0.07%
Calamos Convertible Opportunities and Income Fund	16,000	219,040	0.06%
iShares iBoxx $High Yield Corporation Bond Fund	20,000	1,850,600	0.48%
iShares S&P U.S. Preferred Stock Index Fund	82,500	3,279,375	0.85%
Oha Investment Corp.	8,000	51,920	0.01%
PennantPark Investment Corp.	19,000	206,720	0.06%
PowerShares Senior Loan Portfolio	25,000	609,500	0.16%
SPDR Barclays Capital High Yield Bond	27,000	1,089,720	0.28%
SPDR Barclays Short Term High Yield	99,500	2,980,025	0.77%
Wisdomtree Emerging Markets Local Debt Fund	11,000	491,810	0.13%
		11,388,535	2.95%

Total Investment Companies (Excluding
Money Market Funds) (Cost $11,516,543)		11,388,535	2.95%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

SHORT-TERM INVESTMENTS – 1.72%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.72%
Fidelity Government Portfolio – Institutional Class, 0.01% (b)	6,648,848	$6,648,848	1.72%

Total Short-Term Investments
(Cost $6,648,848)		6,648,848	1.72%

Total Investments
(Cost $325,262,498) – 99.59%		384,969,064	99.59%
Other Assets in Excess
of Liabilities – 0.41%		1,584,525	0.41%
TOTAL NET ASSETS – 100.00%		$386,553,589	100.00%
Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2014.
(c)	U.S. traded security of a foreign corporation.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

Summary of Fair Value Exposure at October 31, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$31,720,733	$—	$—	$31,720,733
Consumer Staples	38,481,673	—	—	38,481,673
Energy	17,918,704	—	—	17,918,704
Financials	38,612,866	—	—	38,612,866
Health Care	21,676,887	—	—	21,676,887
Industrials	17,098,978	—	—	17,098,978
Information Technology	41,088,512	—	—	41,088,512
Materials	19,314,767	—	—	19,314,767
Telecommunication Services	5,532,927	—	—	5,532,927
Total Common Stocks	$231,446,047	$—	$—	$231,446,047
Preferred Stocks
Financials	$45,050	$—	$—	$45,050
Total Preferred Stocks	$45,050	$—	$—	$45,050
REITS
Financials	$312,360	$—	$—	$312,360
Total REITS	$312,360	$—	$—	$312,360
Corporate Bonds
Consumer Discretionary	$—	$2,524,989	$—	$2,524,989
Consumer Staples	—	1,195,282	—	1,195,282
Energy	—	888,542	—	888,542
Finances and Insurance	—	979,669	—	979,669
Financials	—	48,996,843	—	48,996,843
Health Care	—	8,026,500	—	8,026,500
Industrials	—	1,019,910	—	1,019,910
Information Technology	—	6,538,725	—	6,538,725
Materials	—	6,282,522	—	6,282,522
Telecommunication Services	—	6,810,604	—	6,810,604
Utilities	—	299,120	—	299,120
Total Corporate Bonds	$—	$83,562,706	$—	$83,562,706
Mortgage Backed Securities	$—	$13,815,376	$—	$13,815,376
U.S. Treasury Obligations
U.S. Treasury Bonds	$—	$2,522,853	$—	$2,522,853
U.S. Treasury Notes	—	30,745,297	—	30,745,297
Total U.S. Treasury Obligations	$—	$33,268,150	$—	$33,268,150
U.S. Government Agency Issues	$—	$4,481,992	$—	$4,481,992
Investment Companies (Excluding
Money Market Funds)	$11,388,535	$—	$—	$11,388,535
Short-Term Investments
Money Market Funds	$6,648,848	$—	$—	$6,648,848
Total Short-Term Investments	$6,648,848	$—	$—	$6,648,848
Total Investments	$249,840,840	$135,128,224	$—	$384,969,064

Transfers between levels are recognized at the end of the reporting period. During the one-year period ended October 31, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

Financial Statements

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in securities, at value (cost $325,262,498)	$384,969,064
Cash	1,980
Dividends and interest receivable	1,380,961
Receivable for fund shares sold	1,137,474
Receivable for securities sold	989,470
Prepaid expenses and other assets	26,472
Total Assets	388,505,421

LIABILITIES:
Payable for securities purchased	992,658
Payable for fund shares redeemed	469,470
Payable to advisor	267,881
Payable to administrator	63,878
Payable to auditor	19,106
Accrued distribution fees	63,615
Accrued trustees fees	2,272
Accrued expenses and other payables	72,952
Total Liabilities	1,951,832
NET ASSETS	$386,553,589

NET ASSETS CONSIST OF:
Capital stock	$311,212,890
Accumulated net investment income	225,718
Accumulated net realized gain on investments	15,408,415
Unrealized net appreciation on investments	59,706,566
Total Net Assets	$386,553,589

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$284,452,031
Shares issued and outstanding	17,050,284
Net asset value, offering price and redemption price per share	$16.68

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$102,101,558
Shares issued and outstanding	6,461,924
Net asset value, offering price and redemption price per share	$15.80

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

Financial Statements

Statement of Operations for the year ended October 31, 2014

INVESTMENT INCOME:
Dividend income	$5,175,538
Interest income	2,768,249
Total investment income	7,943,787

EXPENSES:
Investment advisory fees (See Note 5)	2,717,393
Distribution fees – Investor Class (See Note 5)	624,882
Administration, fund accounting, custody and transfer agent fees	383,950
Sub-transfer agent expenses – Investor Class (See Note 5)	288,976
Sub-transfer agent expenses – Institutional Class (See Note 5)	78,985
Federal and state registration fees	46,114
Reports to shareholders	38,202
Compliance expense	21,488
Audit fees	19,100
Trustees’ fees and expenses	11,622
Legal fees	5,253
Other expenses	25,532
Total expenses before recoupment by advisor	4,261,497
Expense recoupment by advisor – Investor Class (See Note 5)	5,453
Total expenses	4,266,950
NET INVESTMENT INCOME	$3,676,837

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$15,504,616
Net change in unrealized appreciation on investments	14,585,293
Net gain on investments	30,089,909
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,766,746

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

Financial Statements

Statements of Changes in Net Assets

	Year Ended		Year Ended
	October 31, 2014		October 31, 2013
OPERATIONS:
Net investment income	$3,676,837		$4,864,880
Net realized gain on investments	15,504,616		13,272,491
Net change in unrealized appreciation on investments	14,585,293		21,344,922
Net increase in net assets resulting from operations	33,766,746		39,482,293

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(2,501,276)		(3,063,016)
Net investment income – Institutional Class	(1,216,647)		(1,937,482)
Net realized gains – Investor Class	(7,388,837)		—
Net realized gains – Institutional Class	(2,912,412)		—
Total distributions	(14,019,172)		(5,000,498)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	89,438,072		99,856,871
Proceeds from shares subscribed – Institutional Class	33,413,966		29,868,131
Dividends reinvested – Investor Class	9,653,413		2,933,613
Dividends reinvested – Institutional Class	2,948,861		1,518,097
Cost of shares redeemed – Investor Class	(62,677,527	)(1)	(90,377,638	)(2)
Cost of shares redeemed – Institutional Class	(24,337,024)		(65,319,830	)(2)
Net increase (decrease) in net assets derived
from capital share transactions	48,439,761		(21,520,756)
TOTAL INCREASE IN NET ASSETS	68,187,335		12,961,039

NET ASSETS:
Beginning of year	318,366,254		305,405,215
End of year	$386,553,589		$318,366,254
Undistributed net investment income, end of year	$225,718		$247,147

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	5,597,992		6,666,051
Shares sold – Institutional Class	2,204,175		2,087,219
Shares issued to holders as reinvestment
of dividends – Investor Class	620,329		200,342
Shares issued to holders as reinvestment
of dividends – Institutional Class	199,624		110,506
Shares redeemed – Investor Class	(3,961,896)		(6,175,811)
Shares redeemed – Institutional Class	(1,628,945)		(4,674,153)
Net increase (decrease) in shares outstanding	3,031,279		(1,785,846)

(1)	Net of redemption fees of $105 related to redemption fees imposed by the FBR Balanced Fund during a prior year but not received until the fiscal year ended October 31, 2014.
(2)
Net of redemption fees of $1,077 and $482 for the Investor Class and Institutional Class shares, respectively, related to redemption fees imposed by the FBR Balanced Fund during a prior year but not received until fiscal year 2013.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Portfolio turnover rate(6)

(1)	For the seven-month period ended October 31, 2010. Effective October 31, 2010, the Fund changed its fiscal year end from March 31 to October 31.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

				For the Period
				April 1, 2010		Year Ended
For the Year Ended October 31,				to October 31,		March 31,
2014	2013	2012	2011	2010(1)		2010

$15.77	$13.96	$12.99	$11.93	$11.52		$8.92

0.16	0.23	0.18	0.29 (2)	0.17	(2)	0.29 (2)
1.41	1.81	0.99	1.04	0.40		2.61
1.57	2.04	1.17	1.33	0.57		2.90

(0.16)	(0.23)	(0.20)	(0.27)	(0.16)		(0.30)
(0.50)	—	—	—	—		—
(0.66)	(0.23)	(0.20)	(0.27)	(0.16)		(0.30)
0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)
$16.68	$15.77	$13.96	$12.99	$11.93		$11.52

10.28%	14.72%	9.01%	11.30%	5.04	%(4)	32.76%

$284.45	$233.25	$196.92	$56.75	$41.50		$46.81

1.33%	1.36%	1.33%	1.54%	1.60	%(5)	1.69%
1.33%	1.33%	1.24%	1.24%	1.24	%(5)	1.25%

1.01%	1.51%	1.37%	2.03%	2.21	%(5)	2.26%
1.01%	1.54%	1.46%	2.33%	2.56	%(5)	2.70%
28%	52%	34%	35%	27	%(4)	26%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(6)

(1)	For the seven-month period ended October 31, 2010. Effective October 31, 2010, the Fund changed its fiscal year end from March 31 to October 31.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

				For the Period
				April 1, 2010		Year Ended
For the Year Ended October 31,				to October 31,		March 31,
2014	2013	2012	2011	2010(1)		2010

$14.97	$13.29	$12.38	$11.38	$10.99		$8.52

0.20	0.25	0.22	0.32 (2)	0.18	(2)	0.30 (2)
1.33	1.72	0.92	0.99	0.38		2.50
1.53	1.97	1.14	1.31	0.56		2.80

(0.20)	(0.29)	(0.23)	(0.31)	(0.17)		(0.33)
(0.50)	—	—	—	—		—
(0.70)	(0.29)	(0.23)	(0.31)	(0.17)		(0.33)
—	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)
$15.80	$14.97	$13.29	$12.38	$11.38		$10.99

10.60%	14.99%	9.23%	11.62%	5.19	%(4)	33.10%

$102.10	$85.12	$108.49	$55.28	$42.17		$39.40

1.05%	1.06%	1.06%	1.12%	1.20	%(5)	1.43%
1.05%	1.06%	0.99%	0.99%	0.99	%(5)	0.99%

1.29%	1.95%	1.68%	2.56%	2.60	%(5)	2.57%
1.29%	1.95%	1.75%	2.69%	2.82	%(5)	3.01%
28%	52%	34%	35%	27	%(4)	26%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

Financial Statements

Notes to Financial Statements October 31, 2014

1).  ORGANIZATION

The Hennessy Equity and Income Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Balanced Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is long-term capital growth and current income.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2014 fiscal year have been identified

HENNESSYFUNDS.COM

and appropriately reclassified on the Statement of Assets and Liabilities. The adjustments are as follow:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$19,657	$(19,657)	$—

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for

HENNESSY FUNDS                                                                                                           1-800-966-4354

securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

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3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids,

HENNESSY FUNDS                                                                                                           1-800-966-4354

offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2014 were $90,494,585 and $71,098,054, respectively.

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Purchases and sales/maturities of long-term U.S. Government Securities for the Fund were $35,188,832 and $21,286,609, respectively, during the fiscal year ended October 31, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.80%.  The net investment advisory fees payable for the Fund as of October 31, 2014 were $267,881.

The Advisor has delegated the day-to-day management of the equity sleeve of the Fund to The London Company of Virginia, LLC and has delegated the day-to-day management of the fixed income sleeve of the Fund to Financial Counselors, Inc.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Advisor has contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, 12b-1 fees, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) to 1.08% of the Fund’s net assets for both the Investor Class shares and Institutional Class shares of the Fund through February 28, 2015.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the current year, expenses of $5,453 were recouped, and the remaining $62,366 is subject to possible recovery through October 31, 2016. As of October 31, 2014, cumulative expenses subject to potential recovery to the aforementioned conditions are $62,366 for the Investor Class, which will expire on October 31, 2016.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Investor Class shares.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the fiscal year ended October 31, 2014 were $367,961.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and

HENNESSY FUNDS                                                                                                           1-800-966-4354

necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the fiscal year ended October 31, 2014 were $383,950.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate.  During the fiscal year ended October 31, 2014, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follow:

Cost of investments for tax purposes	$325,354,199
Gross tax unrealized appreciation	$62,317,355
Gross tax unrealized depreciation	(2,702,490)
Net tax unrealized appreciation	$59,614,865
Undistributed ordinary income	$340,092
Undistributed long-term capital gains	15,385,741
Total distributable earnings	$15,725,833
Other accumulated gain	$—
Total accumulated gain	$75,340,698

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2014, the Fund did not defer, on a tax basis, any late year ordinary losses.

The tax character of distributions paid during fiscal year 2014 and fiscal year 2013 for the Fund were as follow:

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Ordinary income	$3,317,923	$5,000,498
Long-term capital gain	10,301,249	—
	$14,019,172	$5,000,498

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8).  EVENTS SUBSEQUENT TO YEAR-END

On December 8, 2014, the following capital gains distributions were declared and paid to shareholders of record on December 5, 2014:

Short-term Capital Gains	Rate/Share ($)
Investor Class	$0.00476
Institutional Class	$0.00451

Long-term Capital Gains	Rate/Share ($)
Investor Class	$0.63992
Institutional Class	$0.60674

HENNESSY FUNDS                                                                                                           1-800-966-4354

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
And the Shareholders of Hennessy Equity and Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Equity and Income Fund (the “Fund”), a series of Hennessy Funds Trust  as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the seven month period ended October 31, 2010 and the year ended March 31, 2010.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Equity and Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the seven month period ended October 31, 2010 and the year ended March 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2014

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa	Trustee	Indefinite,	Mr. DeSousa is a real	16	Hennessy SPARX
Age: 78		until	estate investor.		Funds Trust;
Address:		successor			Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Robert T. Doyle	Trustee	Indefinite,	Mr. Doyle has been the	16	Hennessy SPARX
Age: 67		until	Sheriff of Marin County,		Funds Trust;
Address:		successor	California since 1996.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Gerald P. Richardson	Trustee	Indefinite,	Mr. Richardson is an	16	Hennessy SPARX
Age: 69		until	independent consultant		Funds Trust;
Address:		successor	in the securities industry.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		May 2004
for the
Funds (or
Predecessor
Funds)

HENNESSY FUNDS                                                                                                           1-800-966-4354

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Chief	Trustee:	Mr. Hennessy has been	16	Hennessy
Age: 58	Investment	Indefinite,	employed by Hennessy		Advisors, Inc.
Address:	Officer,	until	Advisors, Inc., the Funds’		(current);
c/o Hennessy	Portfolio	successor	investment advisor, since		Hennessy SPARX
Advisors, Inc.	Manager,	elected	1989. He currently serves		Funds Trust;
7250 Redwood Blvd.	President,		as President, Chairman		Hennessy Mutual
Suite 200	Trustee	Served	and CEO of Hennessy		Funds, Inc.; and
Novato, CA 94945	and	since	Advisors, Inc.		The Hennessy
	Chairman	January			Funds, Inc.
	of the	1996
	Board	for the
Funds (or
Predecessor
Funds)

Officer:
1 year term

Served
since
June 2008
for the
Funds (or
Predecessor
Funds)

Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been	N/A	N/A
Age: 48	Vice		employed by Hennessy
Address:	President	Served	Advisors, Inc., the Funds’
c/o Hennessy	and	since	investment advisor, since
Advisors, Inc.	Treasurer	January	1989. She currently serves
7250 Redwood Blvd.		1996	as Executive Vice President,
Suite 200		for the	Chief Operations Officer,
Novato, CA 94945		Funds (or	Chief Financial Officer, and
		Predecessor	Secretary of Hennessy
		Funds)	Advisors, Inc.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”) and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI and HSFT.  Subsequent to the reorganization, HFMI, HFI and HSFT were dissolved.

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by
Age: 58	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Served since	investment advisor, since 2000.
c/o Hennessy Advisors, Inc.		March 2000	He currently serves as Executive
7250 Redwood Blvd.		for the Funds (or	Vice President and Chief Compliance
Suite 200		Predecessor Funds)	Officer of Hennessy Advisors, Inc.
Novato, CA 94945

Jennifer Cheskiewicz(1)	Senior	1 year term	Ms. Cheskiewicz has been employed by
Age: 37	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Chief	Served since	investment advisor, since June 2013.
c/o Hennessy Advisors, Inc.	Compliance	June 2013	She previously served as in-house
7250 Redwood Blvd.	Officer	for the Funds (or	counsel to Carlson Capital, L.P., an
Suite 200		Predecessor Funds)	SEC-registered investment advisor to
Novato, CA 94945			several private funds from February
2010 to May 2013. Prior to that, she
was an attorney with Gibson, Dunn &
Crutcher LLP from September 2005
through February 2010. She currently
serves as General Counsel of
Hennessy Advisors, Inc.

Brian Carlson(1)	Senior	1 year term	Mr. Carlson has been employed by
Age: 42	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Head of	Served since	investment advisor, since
c/o Hennessy Advisors, Inc.	Distribution	December 2013	December 2013.
7250 Redwood Blvd.		for the Funds (or
Suite 200		Predecessor Funds)	Mr. Carlson was previously a
Novato, CA 94945			co-founder and principal of Trivium
Consultants, LLC from February 2011
through November 2013. Prior to that,
he was the Senior Managing Director
of NRP Financial, Inc. from August
2007 through February 2011.

David Ellison(1)	Portfolio Manager	1 year term	Mr. Ellison has served as Portfolio
Age: 56	and Senior		Manager of the Large Cap Financial
Address:	Vice President	Served since	Fund, the Small Cap Financial Fund,
c/o Hennessy Advisors, Inc.		October 2012	and the Technology Fund
101 Federal Street		for the Funds (or	since inception.
Suite 1900		Predecessor Funds)
Boston, MA 02110			Mr. Ellison previously served as Director,
CIO and President of FBR Advisers, Inc.
from December 1999 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSY FUNDS                                                                                                           1-800-966-4354

Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Brian Peery(1)	Portfolio Manager	1 year term	Mr. Peery has been a Portfolio Manager
Age: 45	and		of the Cornerstone Growth Fund,
Address:	Vice President	Served since	the Cornerstone Mid Cap 30 Fund, the
c/o Hennessy Advisors, Inc.		March 2003	Cornerstone Large Growth Fund, the
7250 Redwood Blvd.		as Vice President	Cornerstone Value Fund, the Total
Suite 200		for the Funds (or	Return Fund, and the Balanced Fund
Novato, CA 94945		Predecessor Funds)	since October 2014. From February
2011 through September 2014, he
		Served since	served as Co-Portfolio Manager of
		February 2011	the same funds.
as Co-Portfolio
		Manager	Mr. Peery has been employed by
		for the Funds (or	Hennessy Advisors, Inc., the Funds’
		Predecessor Funds)	investment advisor, since 2002.

Winsor (Skip) Aylesworth(1)	Portfolio Manager	1 year term	Mr. Aylesworth has been Portfolio
Age: 67	and		Manager of the Gas Utility Index Fund
Address:	Vice President	Served since	since 1998 and Portfolio Manager of
c/o Hennessy Advisors, Inc.		October 2012	the Technology Fund since inception.
101 Federal Street		for the Funds (or
Suite 1900		Predecessor Funds)	Mr. Aylesworth previously served as
Boston, MA 02110			Executive Vice President of The FBR
Funds from 1999 to October 2012.

Ryan Kelley(1)	Portfolio Manager	1 year term	Mr. Kelley has been a Portfolio Manager
Age: 42	and		of the Gas Utility Index Fund (formerly
Address:	Vice President	Served since	the FBR Gas Utility Index Fund), the
c/o Hennessy Advisors, Inc.		March 2013	Small Cap Financial Fund (formerly the
1340 Environ Way		for the Funds (or	FBR Small Cap Financial Fund), and the
Chapel Hill, NC 27517		Predecessor Funds)	Large Cap Financial Fund (formerly the
FBR Large Cap Financial Fund) since
October 2014. From March 2013
through September 2014, he served
as a Co-Portfolio Manager of the same
funds. Prior to that, he was a Portfolio
Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio
Manager of The FBR Funds from
January 2008 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSYFUNDS.COM

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HENNESSY FUNDS                                                                                                           1-800-966-4354

Expense Example (Unaudited)
October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/14	10/31/14	5/1/14 – 10/31/14
Investor Class

Actual	$1,000.00	$1,055.40	$6.89

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.50	$6.77

Institutional Class

Actual	$1,000.00	$1,057.30	$5.39

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.91	$5.30

(1)
Expenses are equal to the Fund’s expense ratio of 1.33% for Investor Class shares or 1.04% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                           1-800-966-4354

Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSYFUNDS.COM

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and
•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2014

HENNESSY BALANCED
FUND

Investor Class  HBFBX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers of the Fund	24
Expense Example	28
Proxy Voting	30
Quarterly Filings on Form N-Q	30
Federal Tax Distribution Information	30
Householding	30
Privacy Policy	31

HENNESSY FUNDS                                                                                                           1-800-966-4354

December 2014

Dear Shareholder:

As I look back at 2014, I realize that in this age of rapidly evolving technology, information is delivered and absorbed so quickly that it is difficult to remember what happened last week, let alone what’s happened over the course of an entire year. That is why I’d like to take a moment to recall some of the year’s highs and lows, economically, politically and socially, here in the U.S. and around the globe. 2014 was scarred by political partisanship, civil unrest in the U.S., Ukraine and many other countries, the arrival of terrorist group ISIS, the tragedies of school shootings and natural disasters, and the frightening outbreak of Ebola.  However, there were also positive events this year: we survived a government shutdown over healthcare reform, jobs reports have been consistently, albeit anemically, improving, and home prices remained relatively stable, after recovering significantly in 2013. And, important to us here at Hennessy, our hometown team, the San Francisco Giants, won their third World Series in just five years!

A significant event for the financial industry this past year was the confirmation of Janet Yellen as Chair of the Federal Reserve, which served to calm the nerves of business and political leaders alike.  I believe Yellen’s leadership will benefit U.S. business owners, as the Fed continues to be a voice of reason in a sea of political and economic rhetoric.  The Fed has also supported the economy and corporate America by helping keep interest rates reasonable and low.

The stock market has continued its determined comeback from the lows of 2009, setting multiple record highs in recent months. The U.S. financial markets have provided strong returns over the past twelve-month period ended October 31, 2014, with the Dow Jones Industrial Average (DJIA) returning over 14% and S&P 500 Index returning over 17% during the period. The DJIA currently has a dividend yield of 2.2%, which is equal to that of a 10-Year U.S. Treasury, which is currently also yielding 2.2%. I continue to believe that investments in high-yielding, high-quality stocks have the potential to not only provide income but also the potential for stock price appreciation as well. Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals. American investors are slowly migrating from fixed income to equities. Currently, 54% of Americans invest in stocks, and I do expect this percentage to increase, especially if interest rates move higher.

For the past several years, U.S. corporations have been driving shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure and buying back stock. However, this year I began to see a shift from those strategies.  I believe the easier to execute acquisitions are a thing of the past, and firms now have to be even more creative to execute accretive deals. I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  What will these cash-rich companies do with their capital if they are not raising dividends or buying back stock?  I believe they may begin to initiate capital expenditure programs that could truly benefit economic growth.

Liquidity and monetary conditions are supportive, causing the cost of capital to be very low. I believe firms will choose to spend capital to expand their sales, and they may even begin to hire in earnest. Once a company begins to move in this way, the cost to

HENNESSYFUNDS.COM

2

defer becomes real for competitors. With almost $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies, a strategic shift by firms to spend their idle capital, while slow, could potentially further economic growth in the U.S. in my opinion.

Economic progress and growth remain slow, yet steady, and unemployment, though improving, remains high. Oil prices have fallen, giving consumers a bit more discretionary income.  While the midterm elections may not end all of the gridlock in Washington, hopefully we will receive clarity on the political headwinds of taxes and regulations, which have not improved over the past several years.

The markets have had several quarters without any truly significant downturn. The pullbacks we recently experienced, most notably in July and October, were short-lived, as evidenced by the quick rebound to record high market levels.  I firmly believe that we are in a secular bull market, and I continue to tell investors to try to remain calm in the face of volatility and continue to focus on the strong, long-term fundamentals that are evident in the market today.  Many companies continue to have strong balance sheets, with record cash flows and profits. With this current bull market in its fifth year, investors should expect some volatility.

I am encouraged by the strong returns for the major U.S. financial market indices and by the performance of the Hennessy Funds over the past year. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength. A firm’s cash flow is the movement of cash in and out of the firm in the form of payments to suppliers and collections from customers. Dividend Yield is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

HENNESSY FUNDS                                                                                                           1-800-966-4354

3

Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on multiple factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2014

	One	Five	Ten
	Year	Years	Years
Hennessy Balanced Fund (HBFBX)	4.26%	7.55%	4.21%
50/50 Blended DJIA/Treasury Index*	7.27%	7.83%	5.43%
Dow Jones Industrial Average	14.48%	15.30%	8.42%

Expense ratio: 1.75%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratio presented is from the most recent prospectus.

*
The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short duration Treasury securities represented by the BofA Merrill Lynch 1-Year U.S. Treasury Note Index.

HENNESSYFUNDS.COM

4

PERFORMANCE NARRATIVE
Portfolio Managers Neil Hennessy and Brian Peery

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2014, the Hennessy Balanced Fund returned 4.26%, underperforming the 50/50 Blended DJIA/Treasury Index*, the Dow Jones Industrial Average and the Morningstar Moderate Allocation Category Average, which returned 7.27%, 14.48% and 8.27% for the same period, respectively.

The Fund’s relative underperformance to its benchmarks is due primarily to stock selection versus the benchmark Dow Jones Industrial Average. Because the Fund maintains a position of approximately 50% in U.S. Treasuries, it also did not fully capture the performance of the equity markets over the twelve-month period. While the Fund’s portfolio may underperform its benchmarks in periods where equities rise sharply, the strategy attempts to capture near-market returns with a lower risk profile, since only approximately 50% of the assets of the Fund are invested in equities. Conversely, if equity markets were to fall sharply, we would expect the Fund to perform better than its equity benchmarks due to its approximately 50% exposure to short-term U.S. Treasuries. Ultimately, the overall goal of this portfolio is to capture upside performance while mitigating downside risk.

During the twelve-month period ended October 31, 2014, all but two of the Fund’s 14 equity positions had positive returns, with only Pfizer, Inc. and McDonald’s Corp. posting negative returns. Merck & Co., Inc. and Intel Corp. had the best performance during the period, posting gains of approximately 44% and 33%, respectively. Despite Merck & Co., Inc. being the second largest holding within the Fund, the Fund’s relative underweight positions in UnitedHealth Group, Inc., Nike, Inc., The Walt Disney Company and Home Depot, Inc., all of which posted returns north of 20% for the year, hurt relative overall performance versus its benchmarks.

Additional Portfolio Manager commentary and related investment outlook:

We continue to believe that the Dow Jones Industrial Average stocks, and in particular the stocks comprising the high dividend- yielding “Dogs of the Dow” (the methodology employed within the Hennessy Balanced Fund), provide an excellent way to gain equity exposure to the markets. With U.S. Treasury yields still trading near historic lows, many investors are seeking high quality, dividend-paying companies as a means of generating current income. We believe that the rotation out of bonds and into equities, where investors have historically received higher yields and have the potential for capital appreciation, will likely continue.

As the overall markets reach new highs and investors become more wary of a potential pullback, we believe that a trend of moving some money away from more risky asset classes and into the perceived “safety” of very large, dividend-paying companies should prevail. We believe the Fund is well positioned for the more conservative investor, as the equity portion of the portfolio holds what we would deem to be high quality, high-dividend-paying companies, while the relatively short duration of the U.S. Treasury component (all less than one year) will allow us the ability to roll into higher yielding treasuries in the event yields continue to rise.

_______________

*
The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short duration Treasury securities represented by the BofA Merrill Lynch 1-Year U.S. Treasury Note Index.  The Dow Jones Industrial Average is an unmanaged index commonly used to measure the performance of U.S. stocks.  The BofA Merrill

HENNESSY FUNDS                                                                                                           1-800-966-4354

5

Lynch 1-Year U.S. Treasury Note Index is an unmanaged index comprised of Treasury securities maturing in approximately one year.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.  The Fund’s portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund’s investments and increases in investments with relatively lower total return.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSYFUNDS.COM

6

Financial Statements

Schedule of Investments

HENNESSY BALANCED FUND

As of October 31, 2014
(% of Net Assets)

TOP TEN HOLDINGS	% NET ASSETS

U.S. Treasury Bill, 0.020%, 02/05/2015	11.96%
U.S. Treasury Bill, 0.110%, 06/25/2015	7.97%
U.S. Treasury Bill, 0.105%, 08/20/2015	7.97%
U.S. Treasury Bill, 0.120%, 09/17/2015	7.97%
Procter & Gamble Co.	5.11%
Verizon Communications, Inc.	5.07%
AT&T, Inc.	4.90%
General Electric Co.	4.87%
Cisco Systems, Inc.	4.83%
Merck & Co., Inc.	4.82%

Note:  For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

7

COMMON STOCKS – 49.13%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 4.63%
McDonald’s Corp.	6,200	$581,126	4.63%

Consumer Staples – 8.95%
Procter & Gamble Co.	7,350	641,434	5.11%
The Coca-Cola Co.	11,500	481,620	3.84%
		1,123,054	8.95%

Energy – 4.64%
Chevron Corp.	4,850	581,757	4.64%

Health Care – 9.49%
Merck & Co., Inc.	10,450	605,473	4.82%
Pfizer, Inc.	19,550	585,523	4.67%
		1,190,996	9.49%

Industrials – 4.87%
General Electric Co.	23,650	610,407	4.87%

Information Technology – 6.58%
Cisco Systems, Inc.	24,750	605,632	4.83%
Intel Corp.	6,450	219,365	1.75%
		824,997	6.58%

Telecommunication Services – 9.97%
AT&T, Inc.	17,650	614,926	4.90%
Verizon Communications, Inc.	12,650	635,662	5.07%
		1,250,588	9.97%
Total Common Stocks
(Cost $5,299,417)		6,162,925	49.13%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

SHORT-TERM INVESTMENTS – 51.33%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 4.31%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	540,062	$540,062	4.31%

U.S. Treasury Bills – 47.02%
0.020%, 02/05/2015 (b)	1,500,000	1,499,942	11.96%
0.050%, 03/05/2015 (b)	300,000	299,964	2.39%
0.040%, 04/02/2015 (b)	500,000	499,917	3.98%
0.095%, 05/28/2015 (b)	600,000	599,845	4.78%
0.110%, 06/25/2015 (b)	1,000,000	999,561	7.97%
0.105%, 08/20/2015 (b)	1,000,000	999,376	7.97%
0.120%, 09/17/2015 (b)	1,000,000	999,293	7.97%
		5,897,898	47.02%
Total Short-Term Investments
(Cost $6,436,600)		6,437,960	51.33%

Total Investments
(Cost $11,736,017) – 100.46%		12,600,885	100.46%
Liabilities in Excess of
Other Assets – (0.46)%		(57,870)	(0.46)%
TOTAL NET ASSETS – 100.00%		$12,543,015	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of October 31, 2014.
(b)	The rate listed is discount rate at issue.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

9

Summary of Fair Value Exposure at October 31, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$581,126	$—	$—	$581,126
Consumer Staples	1,123,054	—	—	1,123,054
Energy	581,757	—	—	581,757
Health Care	1,190,996	—	—	1,190,996
Industrials	610,407	—	—	610,407
Information Technology	824,997	—	—	824,997
Telecommunication Services	1,250,588	—	—	1,250,588
Total Common Stock	$6,162,925	$—	$—	$6,162,925
Short-Term Investments
Money Market Funds	$540,062	$—	$—	$540,062
U.S. Treasury Bills	—	5,897,898	—	5,897,898
Total Short-Term Investments	$540,062	$5,897,898	$—	$6,437,960
Total Investments in Securities	$6,702,987	$5,897,898	$—	$12,600,885

Transfers between levels are recognized at the end of the reporting period. During the one-year period ended October 31, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in securities, at value (cost $11,736,017)	$12,600,885
Dividends and interest receivable	19,843
Prepaid expenses and other assets	5,598
Total Assets	12,626,326

LIABILITIES:
Payable for fund shares redeemed	26,149
Payable to advisor	6,305
Payable to administrator	2,811
Payable to auditor	17,301
Distribution payable	19,062
Accrued service fees	1,051
Accrued trustees fees	1,535
Accrued expenses and other payables	9,097
Total Liabilities	83,311
NET ASSETS	$12,543,015

NET ASSETS CONSIST OF:
Capital stock	$11,106,839
Accumulated net investment income	8,114
Accumulated net realized gain on investments	563,194
Unrealized net appreciation on investments	864,868
Total Net Assets	$12,543,015

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$12,543,015
Shares issued and outstanding	966,177
Net asset value, offering price and redemption price per share	$12.98

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statement of Operations for the year ended October 31, 2014

INVESTMENT INCOME:
Dividend income	$226,947
Interest income	5,656
Total investment income	232,603

EXPENSES:
Investment advisory fees (See Note 5)	72,744
Federal and state registration fees	22,441
Compliance expense	21,488
Administration, fund accounting, custody and transfer agent fees	21,310
Audit fees	18,998
Distribution fees – Investor Class (See Note 5)	18,186
Service fees – Investor Class (See Note 5)	12,124
Sub-transfer agent expenses – Investor Class (See Note 5)	7,584
Trustees’ fees and expenses	5,955
Reports to shareholders	5,549
Legal fees	885
Other expenses	5,206
Total expenses	212,470
NET INVESTMENT INCOME	$20,133

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$572,766
Net change in unrealized depreciation on investments	(93,669)
Net gain on investments	479,097
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$499,230

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
OPERATIONS:
Net investment income	$20,133	$19,673
Net realized gain on investments	572,766	1,673,842
Net change in unrealized depreciation on investments	(93,669)	(684,183)
Net increase in net assets resulting from operations	499,230	1,009,332

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(12,019)	(23,090)
Net realized gains – Investor Class	(413,659)	—
Total distributions	(425,678)	(23,090)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,215,042	1,014,696
Dividends reinvested – Investor Class	413,511	21,766
Cost of shares redeemed – Investor Class	(1,369,664)	(14,981,906)
Net increase (decrease) in net assets derived
from capital share transactions	258,889	(13,945,444)
TOTAL INCREASE (DECREASE) IN NET ASSETS	332,441	(12,959,202)

NET ASSETS:
Beginning of year	12,210,574	25,169,776
End of year	$12,543,015	$12,210,574
Undistributed net investment income, end of year	$8,114	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	94,444	82,345
Shares issued to holders as reinvestment of dividends –
Investor Class	32,872	1,841
Shares redeemed – Investor Class	(107,426)	(1,256,293)
Net increase (decrease) in shares outstanding	19,890	(1,172,107)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions

Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$12.90	$11.88	$11.13	$10.43	$9.48

0.02	0.02	0.04	0.05	0.05
0.51	1.02	0.75	0.70	0.95
0.53	1.04	0.79	0.75	1.00

(0.01)	(0.02)	(0.04)	(0.05)	(0.05)
(0.44)	—	—	—	—
(0.45)	(0.02)	(0.04)	(0.05)	(0.05)
$12.98	$12.90	$11.88	$11.13	$10.43

4.26%	8.77%	7.13%	7.16%	10.53%

$12.54	$12.21	$25.17	$18.02	$12.50
1.75%	1.75%	1.54%	1.61%	1.65%
0.17%	0.14%	0.34%	0.42%	0.45%
23%	22%	17%	39%	57%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Notes to Financial Statements October 31, 2014

1).  ORGANIZATION

The Hennessy Balanced Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of The Hennessy Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is a combination of capital appreciation and current income.  The Fund is a non-diversified fund.

The Fund offers Investor Class shares. Prior to October 26, 2012, the Investor Class shares were known as Original Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).	Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment

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transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

i).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

j).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2014, the Fund did not hold any derivative instruments.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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k).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

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Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2014 were $1,442,810 and $2,049,934, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2014.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.60%.  The net investment advisory fees payable for the Fund as of October 31, 2014 were $6,305.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund.  Shareholder service fees payable for the Fund as of October 31, 2014 were $1,051.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.15% of the Fund’s average daily net assets. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the fiscal year ended October 31, 2014 were $7,584.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the fiscal year ended October 31, 2014 were $21,310.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this

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arrangement bear interest at the bank’s prime rate. During the fiscal year ended October 31, 2014, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follow:

Cost of investments for tax purposes	$11,744,745
Gross tax unrealized appreciation	$904,022
Gross tax unrealized depreciation	(47,882)
Net tax unrealized appreciation	$856,140
Undistributed ordinary income	$17,332
Undistributed long-term capital gains	562,704
Total distributable earnings	$580,036
Other accumulated gain	$—
Total accumulated gain	$1,436,176

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2014, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2014 and fiscal year 2013 for the Fund were as follow:

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Ordinary income	$12,019	$22,605
Long-term capital gain	413,659	485
	$425,678	$23,090

8).  AGREEMENT AND PLAN OF REORGANIZATION

On December 11, 2013, the Board approved an Agreement and Plan of Reorganization (the “Agreement”), of the Hennessy Balanced Fund (the “New Fund”), pursuant to which the New Fund would be a successor to the corresponding series of the same name of The Hennessy Funds, Inc., a Maryland corporation (the “Predecessor Fund”).  The Agreement provided for the transfer of assets of the Predecessor Fund to the New Fund and the assumption of the liabilities of the Predecessor Fund by the New Fund.  The New Fund had the same investment objective and substantially similar principal investment strategies as the Predecessor Fund.  The reorganization was effective as of the close of business on February 28, 2014.  The following table illustrates the specifics of the reorganization:

	Shares of the New Fund
Predecessor Fund	Issued to Shareholders of	New Fund	Combined	Tax Status
Net Assets	the Predecessor Fund	Net Assets	Net Assets	of Transfer
$11,886,699(1)	945,038	$11,886,699	$11,886,699	Non-taxable

(1)	Included accumulated realized gains and unrealized appreciation in the amounts of $426,205 and $1,031,787, respectively.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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9).  EVENTS SUBSEQUENT TO YEAR-END

On December 8, 2014, a short-term capital gains distribution of $0.00962 per share and a long-term capital gains distribution of $0.58710 per share were declared and paid to  shareholders of record on December 5, 2014.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Hennessy Funds Trust:

We have audited the accompanying statement of assets and liabilities of Hennessy Balanced Fund (the Fund), a series of Hennessy Funds Trust (formerly a series of Hennessy Mutual Funds, Inc.), including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 30, 2014

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa	Trustee	Indefinite,	Mr. DeSousa is a real	16	Hennessy SPARX
Age: 78		until	estate investor.		Funds Trust;
Address:		successor			Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Robert T. Doyle	Trustee	Indefinite,	Mr. Doyle has been the	16	Hennessy SPARX
Age: 67		until	Sheriff of Marin County,		Funds Trust;
Address:		successor	California since 1996.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Gerald P. Richardson	Trustee	Indefinite,	Mr. Richardson is an	16	Hennessy SPARX
Age: 69		until	independent consultant		Funds Trust;
Address:		successor	in the securities industry.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		May 2004
for the
Funds (or
Predecessor
Funds)

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Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Chief	Trustee:	Mr. Hennessy has been	16	Hennessy
Age: 58	Investment	Indefinite,	employed by Hennessy		Advisors, Inc.
Address:	Officer,	until	Advisors, Inc., the Funds’		(current);
c/o Hennessy	Portfolio	successor	investment advisor, since		Hennessy SPARX
Advisors, Inc.	Manager,	elected	1989. He currently serves		Funds Trust;
7250 Redwood Blvd.	President,		as President, Chairman		Hennessy Mutual
Suite 200	Trustee	Served	and CEO of Hennessy		Funds, Inc.; and
Novato, CA 94945	and	since	Advisors, Inc.		The Hennessy
	Chairman	January			Funds, Inc.
	of the	1996
	Board	for the
Funds (or
Predecessor
Funds)

Officer:
1 year term

Served
since
June 2008
for the
Funds (or
Predecessor
Funds)

Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been	N/A	N/A
Age: 48	Vice		employed by Hennessy
Address:	President	Served	Advisors, Inc., the Funds’
c/o Hennessy	and	since	investment advisor, since
Advisors, Inc.	Treasurer	January	1989. She currently serves
7250 Redwood Blvd.		1996	as Executive Vice President,
Suite 200		for the	Chief Operations Officer,
Novato, CA 94945		Funds (or	Chief Financial Officer, and
		Predecessor	Secretary of Hennessy
		Funds)	Advisors, Inc.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”) and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI and HSFT.  Subsequent to the reorganization, HFMI, HFI and HSFT were dissolved.

HENNESSY FUNDS                                                                                                           1-800-966-4354

25

Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by
Age: 58	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Served since	investment advisor, since 2000.
c/o Hennessy Advisors, Inc.		March 2000	He currently serves as Executive
7250 Redwood Blvd.		for the Funds (or	Vice President and Chief Compliance
Suite 200		Predecessor Funds)	Officer of Hennessy Advisors, Inc.
Novato, CA 94945

Jennifer Cheskiewicz(1)	Senior	1 year term	Ms. Cheskiewicz has been employed by
Age: 37	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Chief	Served since	investment advisor, since June 2013.
c/o Hennessy Advisors, Inc.	Compliance	June 2013	She previously served as in-house
7250 Redwood Blvd.	Officer	for the Funds (or	counsel to Carlson Capital, L.P., an
Suite 200		Predecessor Funds)	SEC-registered investment advisor to
Novato, CA 94945			several private funds from February
2010 to May 2013. Prior to that, she
was an attorney with Gibson, Dunn &
Crutcher LLP from September 2005
through February 2010. She currently
serves as General Counsel of
Hennessy Advisors, Inc.

Brian Carlson(1)	Senior	1 year term	Mr. Carlson has been employed by
Age: 42	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Head of	Served since	investment advisor, since
c/o Hennessy Advisors, Inc.	Distribution	December 2013	December 2013.
7250 Redwood Blvd.		for the Funds (or
Suite 200		Predecessor Funds)	Mr. Carlson was previously a
Novato, CA 94945			co-founder and principal of Trivium
Consultants, LLC from February 2011
through November 2013. Prior to that,
he was the Senior Managing Director
of NRP Financial, Inc. from August
2007 through February 2011.

David Ellison(1)	Portfolio Manager	1 year term	Mr. Ellison has served as Portfolio
Age: 56	and Senior		Manager of the Large Cap Financial
Address:	Vice President	Served since	Fund, the Small Cap Financial Fund,
c/o Hennessy Advisors, Inc.		October 2012	and the Technology Fund
101 Federal Street		for the Funds (or	since inception.
Suite 1900		Predecessor Funds)
Boston, MA 02110			Mr. Ellison previously served as Director,
CIO and President of FBR Advisers, Inc.
from December 1999 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

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26

Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Brian Peery(1)	Portfolio Manager	1 year term	Mr. Peery has been a Portfolio Manager
Age: 45	and		of the Cornerstone Growth Fund,
Address:	Vice President	Served since	the Cornerstone Mid Cap 30 Fund, the
c/o Hennessy Advisors, Inc.		March 2003	Cornerstone Large Growth Fund, the
7250 Redwood Blvd.		as Vice President	Cornerstone Value Fund, the Total
Suite 200		for the Funds (or	Return Fund, and the Balanced Fund
Novato, CA 94945		Predecessor Funds)	since October 2014. From February
2011 through September 2014, he
		Served since	served as Co-Portfolio Manager of
		February 2011	the same funds.
as Co-Portfolio
		Manager	Mr. Peery has been employed by
		for the Funds (or	Hennessy Advisors, Inc., the Funds’
		Predecessor Funds)	investment advisor, since 2002.

Winsor (Skip) Aylesworth(1)	Portfolio Manager	1 year term	Mr. Aylesworth has been Portfolio
Age: 67	and		Manager of the Gas Utility Index Fund
Address:	Vice President	Served since	since 1998 and Portfolio Manager of
c/o Hennessy Advisors, Inc.		October 2012	the Technology Fund since inception.
101 Federal Street		for the Funds (or
Suite 1900		Predecessor Funds)	Mr. Aylesworth previously served as
Boston, MA 02110			Executive Vice President of The FBR
Funds from 1999 to October 2012.

Ryan Kelley(1)	Portfolio Manager	1 year term	Mr. Kelley has been a Portfolio Manager
Age: 42	and		of the Gas Utility Index Fund (formerly
Address:	Vice President	Served since	the FBR Gas Utility Index Fund), the
c/o Hennessy Advisors, Inc.		March 2013	Small Cap Financial Fund (formerly the
1340 Environ Way		for the Funds (or	FBR Small Cap Financial Fund), and the
Chapel Hill, NC 27517		Predecessor Funds)	Large Cap Financial Fund (formerly the
FBR Large Cap Financial Fund) since
October 2014. From March 2013
through September 2014, he served
as a Co-Portfolio Manager of the same
funds. Prior to that, he was a Portfolio
Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio
Manager of The FBR Funds from
January 2008 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSY FUNDS                                                                                                           1-800-966-4354

27

Expense Example (Unaudited)
October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/14	10/31/14	5/1/14 – 10/31/14
Investor Class

Actual	$1,000.00	$1,010.00	$8.36

Hypothetical (5% return
before expenses)	$1,000.00	$1,016.89	$8.39

(1)	Expenses are equal to the Fund’s expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                           1-800-966-4354

29

Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSYFUNDS.COM

30

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and
•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

31

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2014

HENNESSY CORE BOND FUND

Investor Class  HCBFX
Institutional Class  HCBIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Trustees and Officers of the Fund	28
Expense Example	34
Proxy Voting	36
Quarterly Filings on Form N-Q	36
Federal Tax Distribution Information	36
Householding	36
Privacy Policy	37

HENNESSY FUNDS                                                                                                           1-800-966-4354

December 2014

Dear Shareholder:

As I look back at 2014, I realize that in this age of rapidly evolving technology, information is delivered and absorbed so quickly that it is difficult to remember what happened last week, let alone what’s happened over the course of an entire year. That is why I’d like to take a moment to recall some of the year’s highs and lows, economically, politically and socially, here in the U.S. and around the globe. 2014 was scarred by political partisanship, civil unrest in the U.S., Ukraine and many other countries, the arrival of terrorist group ISIS, the tragedies of school shootings and natural disasters, and the frightening outbreak of Ebola.  However, there were also positive events this year: we survived a government shutdown over healthcare reform, jobs reports have been consistently, albeit anemically, improving, and home prices remained relatively stable, after recovering significantly in 2013. And, important to us here at Hennessy, our hometown team, the San Francisco Giants, won their third World Series in just five years!

A significant event for the financial industry this past year was the confirmation of Janet Yellen as Chair of the Federal Reserve, which served to calm the nerves of business and political leaders alike.  I believe Yellen’s leadership will benefit U.S. business owners, as the Fed continues to be a voice of reason in a sea of political and economic rhetoric.  The Fed has also supported the economy and corporate America by helping keep interest rates reasonable and low.

The stock market has continued its determined comeback from the lows of 2009, setting multiple record highs in recent months. The U.S. financial markets have provided strong returns over the past twelve-month period ended October 31, 2014, with the Dow Jones Industrial Average (DJIA) returning over 14% and S&P 500 Index returning over 17% during the period. The DJIA currently has a dividend yield of 2.2%, which is equal to that of a 10-Year U.S. Treasury, which is currently also yielding 2.2%. I continue to believe that investments in high-yielding, high-quality stocks have the potential to not only provide income but also the potential for stock price appreciation as well. Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals. American investors are slowly migrating from fixed income to equities. Currently, 54% of Americans invest in stocks, and I do expect this percentage to increase, especially if interest rates move higher.

For the past several years, U.S. corporations have been driving shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure and buying back stock. However, this year I began to see a shift from those strategies.  I believe the easier to execute acquisitions are a thing of the past, and firms now have to be even more creative to execute accretive deals. I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  What will these cash-rich companies do with their capital if they are not raising dividends or buying back stock?  I believe they may begin to initiate capital expenditure programs that could truly benefit economic growth.

Liquidity and monetary conditions are supportive, causing the cost of capital to be very low. I believe firms will choose to spend capital to expand their sales, and they may even begin to hire in earnest. Once a company begins to move in this way, the cost to

HENNESSYFUNDS.COM

2

defer becomes real for competitors. With almost $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies, a strategic shift by firms to spend their idle capital, while slow, could potentially further economic growth in the U.S. in my opinion.

Economic progress and growth remain slow, yet steady, and unemployment, though improving, remains high. Oil prices have fallen, giving consumers a bit more discretionary income.  While the midterm elections may not end all of the gridlock in Washington, hopefully we will receive clarity on the political headwinds of taxes and regulations, which have not improved over the past several years.

The markets have had several quarters without any truly significant downturn. The pullbacks we recently experienced, most notably in July and October, were short-lived, as evidenced by the quick rebound to record high market levels.  I firmly believe that we are in a secular bull market, and I continue to tell investors to try to remain calm in the face of volatility and continue to focus on the strong, long-term fundamentals that are evident in the market today.  Many companies continue to have strong balance sheets, with record cash flows and profits. With this current bull market in its fifth year, investors should expect some volatility.

I am encouraged by the strong returns for the major U.S. financial market indices and by the performance of the Hennessy Funds over the past year. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength. A firm’s cash flow is the movement of cash in and out of the firm in the form of payments to suppliers and collections from customers. Dividend Yield is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

HENNESSY FUNDS                                                                                                           1-800-966-4354

3

Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on multiple factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2014

	One	Five	Ten
	Year	Years	Years
Hennessy Core Bond Fund –
Investor Class (HCBFX)	1.41%	4.10%	4.52%
Hennessy Core Bond Fund –
Institutional Class (HCBIX)	1.53%	4.36%	4.77%
Barclays Capital Intermediate
U.S. Government/Credit Index	2.28%	3.47%	4.05%

Expense ratios: Gross 2.37%, Net 1.41%(1) (Investor Class);

Gross 1.78%, Net 1.16%(1) (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com. Performance for the period from March 12, 2010 to October 26, 2012 is that of the FBR Core Bond Fund and for the periods prior to March 12, 2010 is that of the AFBA 5 Star Total Return Bond Fund.

The expense ratios presented are from the most recent prospectus.

(1)  The Fund’s investment advisor has contractually agreed to waive a portion of its expenses through February 28, 2015.

HENNESSYFUNDS.COM

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PERFORMANCE NARRATIVE
FINANCIAL COUNSELORS, INC., SUB-ADVISOR

Portfolio Managers Gary B. Cloud, CFA, and Peter G. Greig, CFA, Financial Counselors, Inc. (sub-advisor)

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2014, the Investor Class of the Hennessy Core Bond Fund returned 1.41%, underperforming the Barclays Intermediate U.S. Government/Credit Index and the Morningstar Intermediate Term Bond Category Average, which returned 2.28% and 4.09% for the same period, respectively.

A pro-cyclical asset allocation in the Fund hurt performance relative to its primary benchmark, due to an overweight position in corporate bonds and an underweight position in U.S. Treasury securities. Some higher yielding fixed income securities in the portfolio hurt performance, as their yield component was offset by slight principal declines. The biggest boost to the Fund’s relative performance came from fixed income sector asset allocation and individual issue selection, while the amortization and roll effect had the largest negative impact on Fund performance.

Additional Portfolio Manager commentary and related investment outlook:

Every cessation of quantitative easing has resulted in a corrective phase in the risk markets, and that seems to be what may be happening now.  One major unresolved element to the mix of uncertainties has to do with the Fed and their collective view of where the Federal Funds rate will be over the next 15 months.  Federal Funds futures maturing in December 2016 reflect a 1.50% rate while the Fed governor average forecast is close to 3.0%.  The market has pushed back very hard against the Fed members’ own forecast for the optimal Federal Funds rate and they both can’t be right.

We have positioned our bond portfolios to be market weight-duration and overweight credit, with a yield curve flattening bias.  We will be on guard to reduce the interest rate sensitivity of the portfolio when we see more progress on the global economic recovery.

The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index commonly used to measure the performance of U.S. bonds.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund may invest in debt securities, which typically decrease in value when interest rates rise.  The risk is greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods.  The Fund may invest in IPOs, which may fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS                                                                                                           1-800-966-4354

5

Financial Statements

Schedule of Investments

HENNESSY CORE BOND FUND

As of October 31, 2014
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

U.S. Treasury Note, 2.500%, 08/15/2023	7.70%
U.S. Treasury Note, 2.750%, 02/15/2024	6.10%
Federal National Mortgage Association, 3.000%, 08/01/2042	6.10%
Sempra Energy, 6.500%, 06/01/2016	5.33%
Associated Banc-Corp, 5.125%, 03/28/2016	5.16%
Lazard Group, 6.850%, 06/15/2017	4.75%
Ford Motor Credit Co. LLC, 3.000%, 06/12/2017	4.55%
Federal National Mortgage Association, 3.000%, 03/20/2028	4.42%
The Hartford Financial Services Group, Inc., 5.375%, 03/15/2017	4.28%
U.S. Treasury Note, 3.250%, 03/31/2017	4.16%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

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PREFERRED STOCKS – 0.66%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Financials – 0.66%
Fannie Mae Preferred (a)	7,900	$33,575	0.66%

Total Preferred Stocks
(Cost $197,500)		33,575	0.66%

REITS – 1.93%
Financials – 1.93%
Apollo Commercial Real Estate Finance, Inc.	6,000	98,640	1.93%

Total REITS
(Cost $98,615)		98,640	1.93%

CORPORATE BONDS – 55.56%
Consumer Discretionary – 3.81%
YUM! Brands, Inc.
5.300%, 09/15/2019	175,000	194,634	3.81%
		194,634	3.81%

Financials – 37.73%
Associated Banc-Corp
5.125%, 03/28/2016	250,000	263,392	5.16%
Associates Corporation of North America
6.950%, 11/01/2018	175,000	205,600	4.03%
Discover Financial Services
5.200%, 04/27/2022	175,000	192,551	3.77%
Ford Motor Credit Co. LLC
3.000%, 06/12/2017	225,000	232,132	4.55%
Lazard Group
6.850%, 06/15/2017	215,000	242,341	4.75%
Manulife Financial Corp. (c)
3.400%, 09/17/2015	200,000	204,938	4.02%
Prudential Financial, Inc.
5.500%, 03/15/2016	148,000	157,253	3.08%
The Hartford Financial Services Group, Inc.
5.375%, 03/15/2017	200,000	218,410	4.28%
The Royal Bank of Scotland PLC (c)
4.375%, 03/16/2016	200,000	208,842	4.09%
		1,925,459	37.73%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

7

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Health Care – 5.74%
Agilent Technologies, Inc.
5.000%, 07/15/2020	175,000	$191,683	3.76%
Celgene Corp.
3.625%, 05/15/2024	100,000	101,263	1.98%
		292,946	5.74%

Information Technology – 2.95%
KLA-Tencor Corp.
6.900%, 05/01/2018	130,000	150,632	2.95%
		150,632	2.95%

Utilities – 5.33%
Sempra Energy
6.500%, 06/01/2016	250,000	271,928	5.33%
		271,928	5.33%

Total Corporate Bonds
(Cost $2,684,077)		2,835,599	55.56%

MORTGAGE BACKED SECURITIES – 10.52%
Federal National Mortgage Association
3.000%, 08/01/2042	310,534	311,359	6.10%
3.000%, 03/20/2028	225,000	225,796	4.42%

Total Mortgage Backed Securities
(Cost $544,027)		537,155	10.52%

U.S. TREASURY OBLIGATIONS – 19.39%
U.S. Treasury Bonds – 1.43%
U.S. Treasury Bonds
6.250%, 08/15/2023	55,000	72,759	1.43%

U.S. Treasury Notes – 17.96%
U.S. Treasury Notes
2.500%, 08/15/2023	385,000	392,941	7.70%
2.750%, 02/15/2024	300,000	311,601	6.10%
3.250%, 03/31/2017	200,000	212,141	4.16%
		916,683	17.96%

Total U.S. Treasury Obligations
(Cost $977,341)		989,442	19.39%

The accompanying notes are an integral part of these financial statements.

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INVESTMENT COMPANIES (EXCLUDING	Number		% of
MONEY MARKET FUNDS) – 9.17%	of Shares	Value	Net Assets
iShares iBoxx $High Yield Corporation Bond Fund	1,600	$148,048	2.90%
iShares S&P U.S. Preferred Stock Index Fund	3,500	139,125	2.73%
SPDR Barclays Short Term High Yield	5,000	149,750	2.93%
Wisdomtree Emerging Markets Local Debt Fund	700	31,297	0.61%
		468,220	9.17%
Total Investment Companies (Excluding
Money Market Funds) (Cost $474,053)		468,220	9.17%

SHORT-TERM INVESTMENTS – 2.34%
Money Market Funds – 2.34%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	119,450	119,450	2.34%

Total Short-Term Investments
(Cost $119,450)		119,450	2.34%

Total Investments
(Cost $5,095,063) – 99.57%		5,082,081	99.57%
Other Assets in
Excess of Liabilities – 0.43%		21,778	0.43%
TOTAL NET ASSETS – 100.00%		$5,103,859	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2014.
(c)	U.S. traded security of a foreign corporation.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Summary of Fair Value Exposure at October 31, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2014 (See Note 3 in the accompanying notes to the financial statements):

Preferred Stocks	Level 1	Level 2	Level 3	Total
Financials	$33,575	$—	$—	$33,575
Total Preferred Stocks	$33,575	$—	$—	$33,575
REITS
Financials	$98,640	$—	$—	$98,640
Total REITS	$98,640	—	$—	$98,640
Corporate Bonds
Consumer Discretionary	$—	$194,634	$—	$194,634
Financials	—	1,925,459	—	1,925,459
Health Care	—	292,946	—	292,946
Information Technology	—	150,632	—	150,632
Utilities	—	271,928	—	271,928
Total Corporate Bonds	$—	$2,835,599	$—	$2,835,599
Mortgage Backed Securities	$—	$537,155	$—	$537,155
U.S. Treasury Obligations
U.S. Treasury Bonds	$—	$72,759	$—	$72,759
U.S. Treasury Notes	—	916,683	—	916,683
Total U.S. Treasury Obligations	$—	$989,442	$—	$989,442
Investment Companies (Excluding
Money Market Funds)	$468,220	$—	$—	$468,220
Short-Term Investments
Money Market Funds	$119,450	$—	$—	$119,450
Total Short-Term Investments	$119,450	$—	$—	$119,450
Total Investments	$719,885	$4,362,196	$—	$5,082,081

Transfers between levels are recognized at the end of the reporting period. During the twelve-month period ended October 31, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in securities, at value (cost $5,095,063)	$5,082,081
Cash	126
Dividends and interest receivable	43,189
Receivable for fund shares sold	124
Prepaid expenses and other assets	13,393
Due from Advisor	2,896
Total Assets	5,141,809

LIABILITIES:
Payable for fund shares redeemed	1,039
Payable to administrator	937
Payable to auditor	19,103
Accrued distribution fees	3,809
Distribution payable	530
Accrued trustees fees	2,319
Accrued expenses and other payables	10,213
Total Liabilities	37,950
NET ASSETS	$5,103,859

NET ASSETS CONSIST OF:
Capital stock	$5,048,982
Accumulated net investment loss	—
Accumulated net realized gain on investments	67,859
Unrealized net depreciation on investments	(12,982)
Total Net Assets	$5,103,859

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$2,816,575
Shares issued and outstanding	370,189
Net asset value, offering price and redemption price per share	$7.61

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$2,287,284
Shares issued and outstanding	341,733
Net asset value, offering price and redemption price per share	$6.69

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statement of Operations for the year ended October 31, 2014

INVESTMENT INCOME:
Dividend income	$34,319
Interest income	176,495
Total investment income	210,814

EXPENSES:
Investment advisory fees (See Note 5)	46,991
Federal and state registration fees	34,353
Compliance expense	21,488
Audit fees	19,100
Trustees’ fees and expenses	8,415
Distribution fees – Investor Class (See Note 5)	7,462
Reports to shareholders	5,607
Administration, fund accounting, custody and transfer agent fees	5,171
Legal fees	2,070
Sub-transfer agent expenses – Investor Class (See Note 5)	1,939
Sub-transfer agent expenses – Institutional Class (See Note 5)	107
Other expenses	5,396
Total expenses before reimbursement by advisor	158,099
Expense reimbursement by advisor – Investor Class (See Note 5)	(46,263)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(42,715)
Net expenses	69,121
NET INVESTMENT INCOME	$141,693

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$70,699
Net change in unrealized depreciation on investments	(120,967)
Net loss on investments	(50,268)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$91,425

The accompanying notes are an integral part of these financial statements.

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HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
OPERATIONS:
Net investment income	$141,693	$451,243
Net realized gain on investments	70,699	1,390,074
Net change in unrealized depreciation on investments	(120,967)	(1,718,510)
Net increase in net assets resulting from operations	91,425	122,807

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(67,126)	(103,816)
Institutional Class	(76,008)	(365,266)
Net realized gains
Investor Class	(629,457)	(74,517)
Institutional Class	(734,790)	(670,866)
Total distributions	(1,507,381)	(1,214,465)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,440,996	2,098,731
Proceeds from shares subscribed – Institutional Class	179,145	1,200,715
Dividends reinvested – Investor Class	616,160	157,601
Dividends reinvested – Institutional Class	796,120	1,033,843
Cost of shares redeemed – Investor Class	(1,605,535)	(2,623,814)
Cost of shares redeemed – Institutional Class	(1,311,742)	(31,279,649	)(1)
Net increase (decrease) in net assets derived
from capital share transactions	115,144	(29,412,573)
TOTAL DECREASE IN NET ASSETS	(1,300,812)	(30,504,231)

NET ASSETS:
Beginning of year	6,404,671	36,908,902
End of year	$5,103,859	$6,404,671
Undistributed net investment loss, end of year	$—	$—

(1)	Net of redemption fees of $26 related to redemption fees imposed by the FBR Core Bond Fund during a prior year but not received until fiscal year 2013.

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Statements of Changes in Net Assets – Continued

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	181,144	213,393
Shares sold – Institutional Class	25,191	135,965
Shares issued to holders as
reinvestment of dividends – Investor Class	80,291	16,225
Shares issued to holders as
reinvestment of dividends – Institutional Class	117,695	116,531
Shares redeemed – Investor Class	(207,447)	(271,391)
Shares redeemed – Institutional Class	(192,135)	(3,540,601)
Net increase (decrease) in shares outstanding	4,739	(3,329,878)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(6)

(1)	For the seven-month period ended October 31, 2010. Effective October 31, 2010, the Fund changed its fiscal year end from March 31 to October 31.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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				For the Period		For the Year
				April 1, 2010		Ended
For the Year Ended October 31,				to October 31,		March, 31
2014	2013	2012	2011	2010(1)		2010

$9.56	$9.97	$9.56	$9.82	$9.39		$8.75

0.17	0.27	0.28	0.35 (2)	0.23	(2)	0.38 (2)
(0.06)	(0.23)	0.41	(0.14)	0.42		0.69
0.11	0.04	0.69	0.21	0.65		1.07

(0.18)	(0.27)	(0.20)	(0.32)	(0.22)		(0.38)
(1.88)	(0.18)	(0.08)	(0.15)	—		(0.05)
(2.06)	(0.45)	(0.28)	(0.47)	(0.22)		(0.43)
—	—	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)
$7.61	$9.56	$9.97	$9.56	$9.82		$9.39

1.41%	0.41%	7.38%	2.35%	6.98	%(4)	12.33%

$2.82	$3.02	$3.57	$4.05	$4.45		$4.62

2.85%	2.26%	2.12%	2.38%	2.10	%(5)	1.93%
1.30%	1.30%	1.30%	1.30%	1.30	%(5)	1.31%

0.74%	1.70%	2.01%	2.58%	3.37	%(5)	3.49%
2.29%	2.66%	2.83%	3.66%	4.17	%(5)	4.11%
54%	74%	75%	57%	46	%(4)	28%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(6)

(1)	For the seven-month period ended October 31, 2010. Effective October 31, 2010, the Fund changed its fiscal year end from March 31 to October 31.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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				For the Period		For the Year
				April 1, 2010		Ended
For the Year Ended October 31,				to October 31,		March 31,
2014	2013	2012	2011	2010(1)		2010

$8.65	$9.06	$8.77	$9.05	$8.67		$8.11

0.16	0.19	0.27	0.34 (2)	0.23	(2)	0.37 (2)
(0.06)	(0.13)	0.38	(0.12)	0.38		0.64
0.10	0.06	0.65	0.22	0.61		1.01

(0.18)	(0.29)	(0.28)	(0.35)	(0.23)		(0.40)
(1.88)	(0.18)	(0.08)	(0.15)	—		(0.05)
(2.06)	(0.47)	(0.36)	(0.50)	(0.23)		(0.45)
—	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)
$6.69	$8.65	$9.06	$8.77	$9.05		$8.67

1.53%	0.69%	7.63%	2.62%	7.15	%(4)	12.62%

$2.29	$3.38	$33.34	$23.25	$24.25		$23.89

2.53%	1.67%	1.31%	1.43%	1.47	%(5)	1.69%
1.05%	1.05%	1.05%	1.05%	1.05	%(5)	1.06%

1.06%	2.28%	2.74%	3.54%	4.00	%(5)	3.74%
2.54%	2.90%	3.00%	3.92%	4.41	%(5)	4.37%
54%	74%	75%	57%	46	%(4)	28%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Notes to Financial Statements October 31, 2014

1).  ORGANIZATION

The Hennessy Core Bond Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Core Bond Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is current income with capital growth as a secondary objective.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2014 fiscal year have been identified

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and appropriately reclassified on the Statement of Assets and Liabilities. The adjustments are as follow:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$1,441	$(2,174)	$733

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out monthly.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for

HENNESSY FUNDS                                                                                                           1-800-966-4354

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securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

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3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker

HENNESSY FUNDS                                                                                                           1-800-966-4354

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quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2014 are included in the Fund’s Schedule of Investments.

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4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2014 were $1,352,457 and $3,194,924, respectively.

Purchases and sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2014 were $1,679,135 and $1,020,132, respectively.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.80%.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Financial Counselors, Inc.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Advisor has contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, 12b-1 fees, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) to 1.05% of the Fund’s net assets for both the Investor Class shares and Institutional Class shares of the Fund through February 28, 2015.  The net expense reimbursement receivable for the Fund as of October 31, 2014 was $2,896.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  The Advisor waived or reimbursed expenses of $88,978 for the Fund during the fiscal year ended October 31, 2014.  As of October 31, 2014, cumulative expenses subject to potential recovery to the aforementioned conditions and year of expiration are as follow:

	October 31, 2015	October 31, 2016	October 31, 2017	Total
Investor Class	$755	$36,603	$46,263	$83,621
Institutional Class	$4	$74,877	$42,715	$117,596

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and

HENNESSY FUNDS                                                                                                           1-800-966-4354

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facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the fiscal year ended October 31, 2014 were $2,046.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the fiscal year ended October 31, 2014 were $5,171.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the fiscal year ended October 31, 2014, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follow:

Cost of investments for tax purposes	$5,095,406
Gross tax unrealized appreciation	$171,037
Gross tax unrealized depreciation	(184,362)
Net tax unrealized depreciation	$(13,325)
Undistributed ordinary income	$—
Undistributed long-term capital gains	68,202
Total distributable earnings	$68,202
Other accumulated gain	$—
Total accumulated gain	$54,877

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2014, the Fund did not defer, on a tax basis, any late year ordinary losses.

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The tax character of distributions paid during fiscal year 2014 and fiscal year 2013 for the Fund were as follow:

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Ordinary income	$156,269	$846,010
Long-term capital gain	1,351,112	368,455
	$1,507,381	$1,214,465

8).  EVENTS SUBSEQUENT TO YEAR-END

On December 8, 2014, a long-term capital gains distribution of $0.10374 per share for the Investor Class and $0.09119 per share for the Institutional Class were declared and paid to shareholders of record on December 5, 2014.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
And the Shareholders of Hennessy Core Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Core Bond Fund (the “Fund”), a series of Hennessy Funds Trust  as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the seven month period ended October 31, 2010 and the year ended March 31, 2010.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Core Bond Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the seven month period ended October 31, 2010 and the year ended March 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2014

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa	Trustee	Indefinite,	Mr. DeSousa is a real	16	Hennessy SPARX
Age: 78		until	estate investor.		Funds Trust;
Address:		successor			Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Robert T. Doyle	Trustee	Indefinite,	Mr. Doyle has been the	16	Hennessy SPARX
Age: 67		until	Sheriff of Marin County,		Funds Trust;
Address:		successor	California since 1996.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Gerald P. Richardson	Trustee	Indefinite,	Mr. Richardson is an	16	Hennessy SPARX
Age: 69		until	independent consultant		Funds Trust;
Address:		successor	in the securities industry.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		May 2004
for the
Funds (or
Predecessor
Funds)

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Chief	Trustee:	Mr. Hennessy has been	16	Hennessy
Age: 58	Investment	Indefinite,	employed by Hennessy		Advisors, Inc.
Address:	Officer,	until	Advisors, Inc., the Funds’		(current);
c/o Hennessy	Portfolio	successor	investment advisor, since		Hennessy SPARX
Advisors, Inc.	Manager,	elected	1989. He currently serves		Funds Trust;
7250 Redwood Blvd.	President,		as President, Chairman		Hennessy Mutual
Suite 200	Trustee	Served	and CEO of Hennessy		Funds, Inc.; and
Novato, CA 94945	and	since	Advisors, Inc.		The Hennessy
	Chairman	January			Funds, Inc.
	of the	1996
	Board	for the
Funds (or
Predecessor
Funds)

Officer:
1 year term

Served
since
June 2008
for the
Funds (or
Predecessor
Funds)

Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been	N/A	N/A
Age: 48	Vice		employed by Hennessy
Address:	President	Served	Advisors, Inc., the Funds’
c/o Hennessy	and	since	investment advisor, since
Advisors, Inc.	Treasurer	January	1989. She currently serves
7250 Redwood Blvd.		1996	as Executive Vice President,
Suite 200		for the	Chief Operations Officer,
Novato, CA 94945		Funds (or	Chief Financial Officer, and
		Predecessor	Secretary of Hennessy
		Funds)	Advisors, Inc.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”) and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI and HSFT.  Subsequent to the reorganization, HFMI, HFI and HSFT were dissolved.

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by
Age: 58	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Served since	investment advisor, since 2000.
c/o Hennessy Advisors, Inc.		March 2000	He currently serves as Executive
7250 Redwood Blvd.		for the Funds (or	Vice President and Chief Compliance
Suite 200		Predecessor Funds)	Officer of Hennessy Advisors, Inc.
Novato, CA 94945

Jennifer Cheskiewicz(1)	Senior	1 year term	Ms. Cheskiewicz has been employed by
Age: 37	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Chief	Served since	investment advisor, since June 2013.
c/o Hennessy Advisors, Inc.	Compliance	June 2013	She previously served as in-house
7250 Redwood Blvd.	Officer	for the Funds (or	counsel to Carlson Capital, L.P., an
Suite 200		Predecessor Funds)	SEC-registered investment advisor to
Novato, CA 94945			several private funds from February
2010 to May 2013. Prior to that, she
was an attorney with Gibson, Dunn &
Crutcher LLP from September 2005
through February 2010. She currently
serves as General Counsel of
Hennessy Advisors, Inc.

Brian Carlson(1)	Senior	1 year term	Mr. Carlson has been employed by
Age: 42	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Head of	Served since	investment advisor, since
c/o Hennessy Advisors, Inc.	Distribution	December 2013	December 2013.
7250 Redwood Blvd.		for the Funds (or
Suite 200		Predecessor Funds)	Mr. Carlson was previously a
Novato, CA 94945			co-founder and principal of Trivium
Consultants, LLC from February 2011
through November 2013. Prior to that,
he was the Senior Managing Director
of NRP Financial, Inc. from August
2007 through February 2011.

David Ellison(1)	Portfolio Manager	1 year term	Mr. Ellison has served as Portfolio
Age: 56	and Senior		Manager of the Large Cap Financial
Address:	Vice President	Served since	Fund, the Small Cap Financial Fund,
c/o Hennessy Advisors, Inc.		October 2012	and the Technology Fund
101 Federal Street		for the Funds (or	since inception.
Suite 1900		Predecessor Funds)
Boston, MA 02110			Mr. Ellison previously served as Director,
CIO and President of FBR Advisers, Inc.
from December 1999 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Brian Peery(1)	Portfolio Manager	1 year term	Mr. Peery has been a Portfolio Manager
Age: 45	and		of the Cornerstone Growth Fund,
Address:	Vice President	Served since	the Cornerstone Mid Cap 30 Fund, the
c/o Hennessy Advisors, Inc.		March 2003	Cornerstone Large Growth Fund, the
7250 Redwood Blvd.		as Vice President	Cornerstone Value Fund, the Total
Suite 200		for the Funds (or	Return Fund, and the Balanced Fund
Novato, CA 94945		Predecessor Funds)	since October 2014. From February
2011 through September 2014, he
		Served since	served as Co-Portfolio Manager of
		February 2011	the same funds.
as Co-Portfolio
		Manager	Mr. Peery has been employed by
		for the Funds (or	Hennessy Advisors, Inc., the Funds’
		Predecessor Funds)	investment advisor, since 2002.

Winsor (Skip) Aylesworth(1)	Portfolio Manager	1 year term	Mr. Aylesworth has been Portfolio
Age: 67	and		Manager of the Gas Utility Index Fund
Address:	Vice President	Served since	since 1998 and Portfolio Manager of
c/o Hennessy Advisors, Inc.		October 2012	the Technology Fund since inception.
101 Federal Street		for the Funds (or
Suite 1900		Predecessor Funds)	Mr. Aylesworth previously served as
Boston, MA 02110			Executive Vice President of The FBR
Funds from 1999 to October 2012.

Ryan Kelley(1)	Portfolio Manager	1 year term	Mr. Kelley has been a Portfolio Manager
Age: 42	and		of the Gas Utility Index Fund (formerly
Address:	Vice President	Served since	the FBR Gas Utility Index Fund), the
c/o Hennessy Advisors, Inc.		March 2013	Small Cap Financial Fund (formerly the
1340 Environ Way		for the Funds (or	FBR Small Cap Financial Fund), and the
Chapel Hill, NC 27517		Predecessor Funds)	Large Cap Financial Fund (formerly the
FBR Large Cap Financial Fund) since
October 2014. From March 2013
through September 2014, he served
as a Co-Portfolio Manager of the same
funds. Prior to that, he was a Portfolio
Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio
Manager of The FBR Funds from
January 2008 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

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HENNESSY FUNDS                                                                                                           1-800-966-4354

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Expense Example (Unaudited)
October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/14	10/31/14	5/1/14 – 10/31/14
Investor Class

Actual	$1,000.00	$1,000.80	$6.56

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.65	$6.61

Institutional Class

Actual	$1,000.00	$1,001.40	$5.30

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.91	$5.35

(1)
Expenses are equal to the Fund’s expense ratio of 1.30% for Investor Class shares or 1.05% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.64%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 0.64%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 9.02%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and
•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

37

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2014

HENNESSY GAS UTILITY
INDEX FUND

Investor Class  GASFX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Federal Tax Distribution Information	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS                                                                                                           1-800-966-4354

December 2014
Dear Shareholder:

As I look back at 2014, I realize that in this age of rapidly evolving technology, information is delivered and absorbed so quickly that it is difficult to remember what happened last week, let alone what’s happened over the course of an entire year. That is why I’d like to take a moment to recall some of the year’s highs and lows, economically, politically and socially, here in the U.S. and around the globe. 2014 was scarred by political partisanship, civil unrest in the U.S., Ukraine and many other countries, the arrival of terrorist group ISIS, the tragedies of school shootings and natural disasters, and the frightening outbreak of Ebola.  However, there were also positive events this year: we survived a government shutdown over healthcare reform, jobs reports have been consistently, albeit anemically, improving, and home prices remained relatively stable, after recovering significantly in 2013. And, important to us here at Hennessy, our hometown team, the San Francisco Giants, won their third World Series in just five years!

A significant event for the financial industry this past year was the confirmation of Janet Yellen as Chair of the Federal Reserve, which served to calm the nerves of business and political leaders alike.  I believe Yellen’s leadership will benefit U.S. business owners, as the Fed continues to be a voice of reason in a sea of political and economic rhetoric.  The Fed has also supported the economy and corporate America by helping keep interest rates reasonable and low.

The stock market has continued its determined comeback from the lows of 2009, setting multiple record highs in recent months. The U.S. financial markets have provided strong returns over the past twelve-month period ended October 31, 2014, with the Dow Jones Industrial Average (DJIA) returning over 14% and S&P 500 Index returning over 17% during the period. The DJIA currently has a dividend yield of 2.2%, which is equal to that of a 10-Year U.S. Treasury, which is currently also yielding 2.2%. I continue to believe that investments in high-yielding, high-quality stocks have the potential to not only provide income but also the potential for stock price appreciation as well. Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals. American investors are slowly migrating from fixed income to equities. Currently, 54% of Americans invest in stocks, and I do expect this percentage to increase, especially if interest rates move higher.

For the past several years, U.S. corporations have been driving shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure and buying back stock. However, this year I began to see a shift from those strategies.  I believe the easier to execute acquisitions are a thing of the past, and firms now have to be even more creative to execute accretive deals. I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  What will these cash-rich companies do with their capital if they are not raising dividends or buying back stock?  I believe they may begin to initiate capital expenditure programs that could truly benefit economic growth.

Liquidity and monetary conditions are supportive, causing the cost of capital to be very low. I believe firms will choose to spend capital to expand their sales, and they may even begin to hire in earnest. Once a company begins to move in this way, the cost to

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2

defer becomes real for competitors. With almost $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies, a strategic shift by firms to spend their idle capital, while slow, could potentially further economic growth in the U.S. in my opinion.

Economic progress and growth remain slow, yet steady, and unemployment, though improving, remains high. Oil prices have fallen, giving consumers a bit more discretionary income.  While the midterm elections may not end all of the gridlock in Washington, hopefully we will receive clarity on the political headwinds of taxes and regulations, which have not improved over the past several years.

The markets have had several quarters without any truly significant downturn. The pullbacks we recently experienced, most notably in July and October, were short-lived, as evidenced by the quick rebound to record high market levels.  I firmly believe that we are in a secular bull market, and I continue to tell investors to try to remain calm in the face of volatility and continue to focus on the strong, long-term fundamentals that are evident in the market today.  Many companies continue to have strong balance sheets, with record cash flows and profits. With this current bull market in its fifth year, investors should expect some volatility.

I am encouraged by the strong returns for the major U.S. financial market indices and by the performance of the Hennessy Funds over the past year. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength. A firm’s cash flow is the movement of cash in and out of the firm in the form of payments to suppliers and collections from customers. Dividend Yield is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on multiple factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2014

	One	Five	Ten
	Year	Years	Years
Hennessy Gas Utility
Index Fund (GASFX)	22.49%	20.41%	13.11%
AGA Stock Index*	23.37%	21.09%	13.94%
S&P 500 Index	17.27%	16.69%	8.20%

Expense ratio: 0.80%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Gas Utility Index Fund.

The expense ratio presented is from the most recent prospectus.

*
The AGA Stock Index is a market capitalization-weighted index, adjusted monthly, consisting of member companies of the AGA.  Performance for the AGA Stock Index is provided monthly by the American Gas Association.

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PERFORMANCE NARRATIVE

Portfolio Managers Winsor H. (Skip) Aylesworth and Ryan Kelley

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2014, the Hennessy Gas Utility Index Fund returned 22.49%, slightly underperforming the American Gas Association (AGA) Stock Index*, which returned 23.37% for the same period, but significantly outperforming the S&P 500 Index and the Morningstar Utilities Category Average, which returned 17.27%, and 16.79% for the same period, respectively.

Two of the Fund’s best performers for the period were Cheniere Energy, Inc. and Energy Transfer Equity, L.P., which returned 88% and 78%, respectively, for the period. This is the third  straight year that Cheniere has been a top performer, and the second year that Energy Transfer has been a top performer.  Cheniere Energy, Inc. focuses on Liquid Natural Gas (LNG) and owns ports along the Gulf Coast that can receive and process imports and is currently constructing LNG export facilities. It is the first company to be granted a license to export LNG from the U.S., with shipments expected to begin in early 2016. Energy Transfer Equity, L.P. is a Master Limited Partnership (MLP) that specializes in the storage and transportation of natural gas. It too has been granted a license to export LNG and has benefited from the interest in this new demand driver for the industry. As an MLP, the company pays the bulk of its cash flow out in distributions to avoid paying taxes at the corporate level, which makes it particularly attractive to income-oriented investors. Both companies have benefited from the interest in LNG exporting due to the geopolitical climate in Eastern Europe. Both companies were two of the Fund’s largest holdings for the twelve-month period, and thus their individual success added greatly to the success of the Fund.

Two holdings that detracted from the Fund’s performance were Energen Corp. and MDU Resources Group, Inc., which returned -13% and -3%, respectively. Energen Corp. is an energy holding company engaged in the development, exploration and production of oil, natural gas and natural gas liquids. MDU Resources Group, Inc. is a diversified company which services the energy and transportation sectors, with one segment that generates and transmits electricity and natural gas. Both companies have been negatively impacted by their exposure to the exploration and production (E&P) sector of the Energy industry. While Energen sold its distribution business to concentrate on E&P, MDU is looking to divest itself of the E&P exposure in order to concentrate on distribution.

There was one addition and two deletions to the AGA Stock Index, and thus the Fund’s portfolio, during the period. The addition was Plains GP Holdings LP, a Houston based holding company engaged in transportation, storage and marketing of crude oil and natural gas liquids. It is the General Partner of Plains All America Pipeline, LP, a pipeline Master Limited Partnership (MLP).  The two stocks deleted were Energen Corp. and UNS Energy Corp. In a decision to concentrate on the E&P side of the industry, Energen sold its natural gas distribution subsidiary to The Laclede Group, Inc., another AGA member. As a result of the divestiture, Energen decided to drop its membership in AGA. UNS Energy Corp. left the index as a result of being acquired by a Canadian utility, Fortis, Inc.  This is the second acquisition for Fortis of an AGA member in the last two years.  Fortis, Inc. is a large electric and gas utility based in British Columbia, Canada. Although an AGA member company, Fortis, Inc. does not trade on an American exchange and hence is not a part of the AGA Stock Index. To be included in the AGA Stock Index, a company must be publicly traded on an American stock exchange and be a member of the AGA.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Additional Portfolio Manager Commentary and related investment outlook:

The natural gas distribution industry continues to thrive in the current environment of ample supply, historically low and stable prices, and the concerns about climate change. As the cleanest of the fossil fuels, natural gas is the energy source of choice as utilities replace aging coal-fired generating facilities.

We are currently seeing the same revolution in the oil industry that we saw in the natural gas industry. By using the same technologies of fracking and horizontal drilling, the U.S. is finding more oil than ever before. We are seeing oil production increasing, while imports are decreasing. The result is a lowering of oil prices. As we see the price difference between oil based energy (gas/diesel) and natural gas narrow, the adoption of natural gas as a mainstream transportation fuel is slowing. If oil prices go up, we could expect a quicker adoption of natural gas-based transportation solutions.

Geopolitics in Europe and Asia have generally resulted in both economies slowing with resultant reductions in energy demand. Price spreads for LNG between Europe, China and the U.S. have narrowed which, if they hold, could slow the LNG export industry.

So having finished another good year for the Fund, what can investors expect going forward with this somewhat mixed outlook? As an index fund, its goal is to provide the return of the index less expenses. We strive to continue our long term record of accomplishing this. Since the members of the AGA Stock Index are all involved in the distribution side of the natural gas industry, their future growth is directly related to the growth of natural gas as an energy source. As long as we continue to have long term supplies of proven reserves and prices remain historically low and relatively stable, prospects should continue to be good for portfolio companies.

*
The AGA Stock Index is a market capitalization-weighted index, adjusted monthly, consisting of member companies of the AGA.  Performance for the AGA Stock Index is provided monthly by the American Gas Association.  The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.

The Fund is non-diversified, meaning it concentrates its assets in fewer holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.  Investments are focused in the natural gas distribution and transmission industry, which may be adversely affected by rising interest rates, weather, and the wholesale pricing of alternative fuels.  Investments in foreign securities may involve greater volatility and political, economic and currency risk and differences in accounting methods.  While the Fund seeks to track the performance of the AGA Stock Index as closely as possible, the Fund’s return may not always be able to match or achieve a high correlation with the return of the AGA Stock Index.

References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pre-tax income.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

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Financial Statements

Schedule of Investments

HENNESSY GAS UTILITY INDEX FUND

As of October 31, 2014
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Cheniere Energy, Inc.	4.92%
Sempra Energy	4.91%
National Grid PLC	4.90%
Dominion Resources, Inc.	4.88%
Kinder Morgan, Inc.	4.88%
Spectra Energy Corp.	4.87%
TransCanada Corp.	4.86%
Enbridge, Inc.	4.85%
NiSource, Inc.	4.85%
ONEOK, Inc.	4.26%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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COMMON STOCKS – 96.05%	Number		% of
	of Shares	Value	Net Assets
Energy – 26.73%
Cheniere Energy, Inc. (a)	1,479,117	$110,933,775	4.92%
Enbridge, Inc. (c)	2,310,997	109,448,818	4.85%
EQT Corp.	562,732	52,919,317	2.35%
Kinder Morgan, Inc.	2,844,725	110,090,858	4.88%
Spectra Energy Corp.	2,804,615	109,744,585	4.87%
TransCanada Corp. (c)	2,225,927	109,715,942	4.86%
		602,853,295	26.73%

Financials – 0.53%
Berkshire Hathaway, Inc., Class A (a)	57	11,970,000	0.53%

Utilities – 68.79%
AGL Resources, Inc.	1,293,116	69,711,884	3.09%
ALLETE, Inc.	3,900	203,736	0.01%
Alliant Energy Corp.	109,154	6,757,724	0.30%
Ameren Corp.	263,890	11,173,103	0.50%
Atmos Energy Corp.	1,334,962	70,752,986	3.14%
Avista Corp.	158,472	5,617,832	0.25%
Black Hills Corp.	119,459	6,537,991	0.29%
Centerpoint Energy, Inc.	1,272,726	31,245,423	1.39%
Chesapeake Utilities Corp.	144,140	6,980,700	0.31%
CMS Energy Corp.	1,092,648	35,696,810	1.58%
Consolidated Edison, Inc.	656,386	41,588,617	1.84%
Corning Natural Gas Holding Corp.	29,687	656,825	0.03%
Delta Natural Gas Company, Inc.	90,047	1,865,774	0.08%
Dominion Resources, Inc.	1,541,896	109,937,185	4.88%
DTE Energy Co.	431,954	35,489,341	1.57%
Duke Energy Corp.	201,837	16,580,910	0.74%
Entergy Corp.	18,050	1,516,561	0.07%
Exelon Corp.	647,881	23,705,966	1.05%
Gas Natural, Inc.	94,250	1,069,737	0.05%
Iberdrola SA- ADR (c)	557,830	15,814,480	0.70%
Integrys Energy Group, Inc.	497,488	36,157,428	1.60%
MDU Resources Group, Inc.	971,407	27,374,249	1.21%
MGE Energy, Inc.	58,496	2,601,317	0.12%
National Fuel Gas Co.	568,824	39,379,685	1.75%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utilities (Continued)
National Grid PLC – ADR (c)	1,484,923	$110,463,422	4.90%
New Jersey Resources Corp.	367,642	21,499,704	0.95%
NiSource, Inc.	2,602,131	109,445,630	4.85%
Northeast Utilities	420,975	20,775,116	0.92%
Northwest Natural Gas Co.	321,865	15,105,124	0.67%
Northwestern Corp.	150,198	7,936,462	0.35%
One Gas, Inc.	613,578	23,285,285	1.03%
ONEOK, Inc.	1,629,098	96,019,036	4.26%
Pepco Holdings, Inc.	114,904	3,141,475	0.14%
PG&E Corp.	1,556,799	78,338,126	3.47%
Piedmont Natural Gas Company, Inc.	1,007,720	38,303,437	1.70%
PPL Corp.	149,535	5,232,230	0.23%
Public Service Enterprise Group, Inc.	1,337,790	55,264,105	2.45%
Questar Corp.	1,719,119	41,447,959	1.84%
RGC Resources, Inc.	58,219	1,178,353	0.05%
SCANA Corp.	310,966	17,068,924	0.76%
Sempra Energy	1,005,940	110,653,400	4.91%
South Jersey Industries, Inc.	263,128	15,429,826	0.68%
Southwest Gas Corp.	581,840	33,799,086	1.50%
TECO Energy, Inc.	432,236	8,476,148	0.38%
The Empire District Electric Co.	31,600	898,704	0.04%
The Laclede Group, Inc.	533,111	27,066,045	1.20%
UGI Corp.	454,402	17,126,411	0.76%
UIL Holdings Corp.	289,133	11,894,932	0.53%
Unitil Corp.	98,868	3,444,561	0.15%
Vectren Corp.	479,416	21,549,749	0.96%
WGL Holdings, Inc.	496,237	23,323,139	1.03%
Wisconsin Energy Corp.	220,460	10,948,044	0.49%
Xcel Energy, Inc.	703,399	23,542,765	1.04%
		1,551,073,462	68.79%
Total Common Stocks
(Cost $1,627,542,446)		2,165,896,757	96.05%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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PARTNERSHIPS – 3.10%	Number		% of
	of Shares	Value	Net Assets
Energy – 3.10%
Energy Transfer Equity LP	746,288	$43,553,368	1.93%
Plains GP Holdings LP	919,577	26,373,468	1.17%
		69,926,836	3.10%
Total Partnerships
(Cost $30,299,238)		69,926,836	3.10%

SHORT-TERM INVESTMENTS – 0.41%
Money Market Funds – 0.41%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	9,277,444	9,277,444	0.41%

Total Short-Term Investments
(Cost $9,277,444)		9,277,444	0.41%

Total Investments
(Cost $1,667,119,128) – 99.56%		2,245,101,037	99.56%
Other Assets in Excess
of Liabilities – 0.44%		9,880,483	0.44%
TOTAL NET ASSETS – 100.00%		$2,254,981,520	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2014.
(c)	U.S. traded security of a foreign corporation.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at October 31, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Energy	$602,853,295	$—	$—	$602,853,295
Financials	11,970,000	—	—	11,970,000
Utilities	1,550,416,637	656,825	—	1,551,073,462
Total Common Stocks	$2,165,239,932	$656,825	$—	$2,165,896,757
Partnerships
Energy	$69,926,836	$—	$—	$69,926,836
Total Partnerships	$69,926,836	$—	$—	$69,926,836
Short-Term Investments
Money Market Funds	$9,277,444	$—	$—	$9,277,444
Total Short-Term Investments	$9,277,444	$—	$—	$9,277,444
Total Investments	$2,244,444,212	$656,825	$—	$2,245,101,037

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2014, the Fund recognized no transfers between Levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in securities, at value (cost $1,667,119,128)	$2,245,101,037
Cash	731,365
Dividends and interest receivable	3,643,015
Receivable for fund shares sold	6,539,497
Receivable for securities sold	16,313,564
Return of capital receivable	371,960
Prepaid expenses and other assets	61,796
Total Assets	2,272,762,234

LIABILITIES:
Payable for securities purchased	13,755,157
Payable for fund shares redeemed	2,373,652
Payable to advisor	730,573
Payable to administrator	378,188
Payable to auditor	19,101
Accrued interest payable	3,888
Accrued trustees fees	1,748
Accrued expenses and other payables	518,407
Total Liabilities	17,780,714
NET ASSETS	$2,254,981,520

NET ASSETS CONSIST OF:
Capital stock	$1,644,165,856
Accumulated net investment income	953,691
Accumulated net realized gain on investments	31,880,064
Unrealized net appreciation on investments	577,981,909
Total Net Assets	$2,254,981,520

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	2,254,981,520
Shares issued and outstanding	72,047,128
Net asset value, offering price and redemption price per share	$31.30

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2014

INVESTMENT INCOME:
Dividend income(1)	$51,183,131
Interest income	2,324
Total investment income	51,185,455

EXPENSES:
Investment advisory fees (See Note 5)	6,761,138
Sub-transfer agent expenses – Investor Class (See Note 5)	3,185,943
Administration, fund accounting, custody and transfer agent fees	1,904,647
Membership fees	676,114
Reports to shareholders	179,021
Federal and state registration fees	57,765
Compliance expense	21,488
Legal fees	21,029
Trustees’ fees and expenses	21,019
Audit fees	19,100
Interest expense (See Note 6)	3,889
Other expenses	83,765
Total expenses	12,934,918
NET INVESTMENT INCOME	$38,250,537

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$47,518,015
Net change in unrealized appreciation on investments	248,176,790
Net gain on investments	295,694,805
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$333,945,342

(1)	Net of foreign taxes withheld and issuance fees of $842,582.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Year Ended		Year Ended
	October 31, 2014		October 31, 2013
OPERATIONS:
Net investment income	$38,250,537		$23,732,673
Net realized gain on investments	47,518,015		20,377,887
Net change in unrealized appreciation on investments	248,176,790		131,840,690
Net increase in net assets resulting from operations	333,945,342		175,951,250

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(36,086,377)		(23,162,526)
Net realized gains – Investor Class	(27,515,134)		(17,562,108)
Total distributions	(63,601,511)		(40,724,634)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,127,467,551		575,374,779
Dividends reinvested – Investor Class	60,140,074		38,473,417
Cost of shares redeemed – Investor Class	(385,760,784	)(1)	(313,104,396	)(2)
Net increase in net assets derived
from capital share transactions	801,846,841		300,743,800
TOTAL INCREASE IN NET ASSETS	1,072,190,672		435,970,416

NET ASSETS:
Beginning of year	1,182,790,848		746,820,432
End of year	$2,254,981,520		$1,182,790,848
Undistributed net investment income, end of year	$953,691		$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	38,906,149		23,099,378
Shares issued to holders as reinvestment
of dividends – Investor Class	2,174,333		1,647,989
Shares redeemed – Investor Class	(13,350,971)		(12,830,834)
Net increase in shares outstanding	27,729,511		11,916,533

(1)	Net of redemption fees of $6,816 related to redemption fees imposed by the FBR Gas Utility Index Fund during a prior year but not received until the fiscal year 2014.
(2)	Net of redemption fees of $4,408 related to redemption fees imposed by the FBR Gas Utility Index Fund during a prior year but not received until the fiscal year 2013.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$26.69	$23.05	$21.21	$17.83	$15.13

0.62	0.62	0.58	0.51 (1)	0.58
5.18	4.18	1.99	3.59	2.72
5.80	4.80	2.57	4.10	3.30

(0.59)	(0.61)	(0.58)	(0.51)	(0.58)
(0.60)	(0.55)	(0.16)	(0.21)	(0.02)
(1.19)	(1.16)	(0.74)	(0.72)	(0.60)
0.00 (2)	0.00 (2)	0.01	0.00 (2)	0.00 (2)
$31.30	$26.69	$23.05	$21.21	$17.83

22.49%	21.70%	12.41%	23.54%	22.25%

$2,254.98	$1,182.79	$746.82	$433.78	$244.04

0.77%	0.80%	0.69%	0.71%	0.77%
0.77%	0.80%	0.69%	0.71%	0.76%

2.26%	2.56%	2.72%	2.68%	3.50%
2.26%	2.56%	2.72%	2.68%	3.51%
20%	18%	16%	17%	16%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Notes to Financial Statements October 31, 2014

1).  ORGANIZATION

The Hennessy Gas Utility Index Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Gas Utility Index Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is income and capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2014 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follow:

Undistributed	Accumulated
Net Investment	Net Realized
Loss	Gain	Paid-in Capital
$(1,210,469)	$746,577	$463,892

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.

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The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.
d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-

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derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers. These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2014 were $1,126,259,820 and $343,383,164, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.40%.  The net investment advisory fees payable for the Fund as of October 31, 2014 were $730,573.

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The Advisor has contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 0.85% of the Fund’s net assets through February 28, 2015.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2014, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets, but the plan has not been implemented as of October 31, 2014.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the fiscal year ended October 31, 2014 were $3,185,943.

Membership fees are paid to the American Gas Association ("AGA"), which provides administrative services to the Fund pursuant to an Administrative Services Agreement between the Fund and AGA. These administrative services include overseeing the calculation of the Gas Utility Index. AUS Consultants Utility Services performs the actual computations required to produce the Gas Utility Index and receives a fee for such calculations pursuant to a contractual arrangement with AGA. AGA does not furnish other securities advice to the Gas Utility Index Fund or the Manager or make recommendations regarding the purchase or sale of securities by the Gas Utility Index Fund. Under the terms of an agreement approved by the Board of Trustees, AGA provides the Advisor with current information regarding the common stock composition of the Gas Utility Index no less than quarterly but may supply such information more frequently. In addition, AGA provides the Gas Utility Index Fund with information on the natural gas industry. The Fund pays AGA in its capacity as administrator a fee at an annual rate of 0.04% of the average daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the fiscal year ended October 31, 2014 were $1,904,647.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the fiscal year ended October 31, 2014, the Fund had an outstanding average daily balance and a weighted average interest rate of $179,167 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $18,704,000.  At October 31, 2014, the Fund had a loan payable balance of $0.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follow:

Cost of investments for tax purposes	$1,701,300,811
Gross tax unrealized appreciation	$589,799,997
Gross tax unrealized depreciation	(45,999,771)
Net tax unrealized appreciation	$543,800,226
Undistributed ordinary income	$43,176,035
Undistributed long-term capital gains	23,839,403
Total distributable earnings	$67,015,438
Other accumulated gain	$—
Total accumulated gain	$610,815,664

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and partnership adjustments.

At October 31, 2014, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2014, the Fund did not defer, on a tax basis, any late year ordinary losses.

The tax character of distributions paid during fiscal year 2014 and fiscal year 2013 for the Fund were as follow:

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Ordinary income	$46,037,795	$25,896,541
Long-term capital gain	17,563,716	14,828,093
	$63,601,511	$40,724,634

8).  EVENTS SUBSEQUENT TO YEAR-END

On December 8, 2014, a short-term capital gains distribution of $0.57900 per share and long-term capital gains distribution of $0.32673 per share were declared and paid to shareholders of record on December 5, 2014.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
And the Shareholders of Hennessy Gas Utility Index Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Gas Utility Index Fund (the “Fund”), a series of Hennessy Funds Trust (the “Trust”) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Gas Utility Index Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2014

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa	Trustee	Indefinite,	Mr. DeSousa is a real	16	Hennessy SPARX
Age: 78		until	estate investor.		Funds Trust;
Address:		successor			Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Robert T. Doyle	Trustee	Indefinite,	Mr. Doyle has been the	16	Hennessy SPARX
Age: 67		until	Sheriff of Marin County,		Funds Trust;
Address:		successor	California since 1996.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Gerald P. Richardson	Trustee	Indefinite,	Mr. Richardson is an	16	Hennessy SPARX
Age: 69		until	independent consultant		Funds Trust;
Address:		successor	in the securities industry.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		May 2004
for the
Funds (or
Predecessor
Funds)

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Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Chief	Trustee:	Mr. Hennessy has been	16	Hennessy
Age: 58	Investment	Indefinite,	employed by Hennessy		Advisors, Inc.
Address:	Officer,	until	Advisors, Inc., the Funds’		(current);
c/o Hennessy	Portfolio	successor	investment advisor, since		Hennessy SPARX
Advisors, Inc.	Manager,	elected	1989. He currently serves		Funds Trust;
7250 Redwood Blvd.	President,		as President, Chairman		Hennessy Mutual
Suite 200	Trustee	Served	and CEO of Hennessy		Funds, Inc.; and
Novato, CA 94945	and	since	Advisors, Inc.		The Hennessy
	Chairman	January			Funds, Inc.
	of the	1996
	Board	for the
Funds (or
Predecessor
Funds)

Officer:
1 year term

Served
since
June 2008
for the
Funds (or
Predecessor
Funds)

Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been	N/A	N/A
Age: 48	Vice		employed by Hennessy
Address:	President	Served	Advisors, Inc., the Funds’
c/o Hennessy	and	since	investment advisor, since
Advisors, Inc.	Treasurer	January	1989. She currently serves
7250 Redwood Blvd.		1996	as Executive Vice President,
Suite 200		for the	Chief Operations Officer,
Novato, CA 94945		Funds (or	Chief Financial Officer, and
		Predecessor	Secretary of Hennessy
		Funds)	Advisors, Inc.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”) and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI and HSFT.  Subsequent to the reorganization, HFMI, HFI and HSFT were dissolved.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by
Age: 58	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Served since	investment advisor, since 2000.
c/o Hennessy Advisors, Inc.		March 2000	He currently serves as Executive
7250 Redwood Blvd.		for the Funds (or	Vice President and Chief Compliance
Suite 200		Predecessor Funds)	Officer of Hennessy Advisors, Inc.
Novato, CA 94945

Jennifer Cheskiewicz(1)	Senior	1 year term	Ms. Cheskiewicz has been employed by
Age: 37	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Chief	Served since	investment advisor, since June 2013.
c/o Hennessy Advisors, Inc.	Compliance	June 2013	She previously served as in-house
7250 Redwood Blvd.	Officer	for the Funds (or	counsel to Carlson Capital, L.P., an
Suite 200		Predecessor Funds)	SEC-registered investment advisor to
Novato, CA 94945			several private funds from February
2010 to May 2013. Prior to that, she
was an attorney with Gibson, Dunn &
Crutcher LLP from September 2005
through February 2010. She currently
serves as General Counsel of
Hennessy Advisors, Inc.

Brian Carlson(1)	Senior	1 year term	Mr. Carlson has been employed by
Age: 42	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Head of	Served since	investment advisor, since
c/o Hennessy Advisors, Inc.	Distribution	December 2013	December 2013.
7250 Redwood Blvd.		for the Funds (or
Suite 200		Predecessor Funds)	Mr. Carlson was previously a
Novato, CA 94945			co-founder and principal of Trivium
Consultants, LLC from February 2011
through November 2013. Prior to that,
he was the Senior Managing Director
of NRP Financial, Inc. from August
2007 through February 2011.

David Ellison(1)	Portfolio Manager	1 year term	Mr. Ellison has served as Portfolio
Age: 56	and Senior		Manager of the Large Cap Financial
Address:	Vice President	Served since	Fund, the Small Cap Financial Fund,
c/o Hennessy Advisors, Inc.		October 2012	and the Technology Fund
101 Federal Street		for the Funds (or	since inception.
Suite 1900		Predecessor Funds)
Boston, MA 02110			Mr. Ellison previously served as Director,
CIO and President of FBR Advisers, Inc.
from December 1999 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Brian Peery(1)	Portfolio Manager	1 year term	Mr. Peery has been a Portfolio Manager
Age: 45	and		of the Cornerstone Growth Fund,
Address:	Vice President	Served since	the Cornerstone Mid Cap 30 Fund, the
c/o Hennessy Advisors, Inc.		March 2003	Cornerstone Large Growth Fund, the
7250 Redwood Blvd.		as Vice President	Cornerstone Value Fund, the Total
Suite 200		for the Funds (or	Return Fund, and the Balanced Fund
Novato, CA 94945		Predecessor Funds)	since October 2014. From February
2011 through September 2014, he
		Served since	served as Co-Portfolio Manager of
		February 2011	the same funds.
as Co-Portfolio
		Manager	Mr. Peery has been employed by
		for the Funds (or	Hennessy Advisors, Inc., the Funds’
		Predecessor Funds)	investment advisor, since 2002.

Winsor (Skip) Aylesworth(1)	Portfolio Manager	1 year term	Mr. Aylesworth has been Portfolio
Age: 67	and		Manager of the Gas Utility Index Fund
Address:	Vice President	Served since	since 1998 and Portfolio Manager of
c/o Hennessy Advisors, Inc.		October 2012	the Technology Fund since inception.
101 Federal Street		for the Funds (or
Suite 1900		Predecessor Funds)	Mr. Aylesworth previously served as
Boston, MA 02110			Executive Vice President of The FBR
Funds from 1999 to October 2012.

Ryan Kelley(1)	Portfolio Manager	1 year term	Mr. Kelley has been a Portfolio Manager
Age: 42	and		of the Gas Utility Index Fund (formerly
Address:	Vice President	Served since	the FBR Gas Utility Index Fund), the
c/o Hennessy Advisors, Inc.		March 2013	Small Cap Financial Fund (formerly the
1340 Environ Way		for the Funds (or	FBR Small Cap Financial Fund), and the
Chapel Hill, NC 27517		Predecessor Funds)	Large Cap Financial Fund (formerly the
FBR Large Cap Financial Fund) since
October 2014. From March 2013
through September 2014, he served
as a Co-Portfolio Manager of the same
funds. Prior to that, he was a Portfolio
Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio
Manager of The FBR Funds from
January 2008 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSY FUNDS                                                                                                           1-800-966-4354

29

Expense Example (Unaudited)
October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/14	10/31/14	5/1/14 – 10/31/14
Investor Class

Actual	$1,000.00	$1,079.30	$3.98

Hypothetical (5% return
before expenses)	$1,000.00	$1,021.37	$3.87

(1)
Expenses are equal to the Fund’s expense ratio of 0.76% for Investor Class shares, as applicable multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                           1-800-966-4354

31

Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 72.18%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 58.73%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 21.62%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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32

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and
•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

33

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2014

HENNESSY SMALL CAP
FINANCIAL FUND

Investor Class HSFNX
Institutional Class HISFX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Federal Tax Distribution Information	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS                                                                                                           1-800-966-4354

December 2014
Dear Shareholder:

As I look back at 2014, I realize that in this age of rapidly evolving technology, information is delivered and absorbed so quickly that it is difficult to remember what happened last week, let alone what’s happened over the course of an entire year. That is why I’d like to take a moment to recall some of the year’s highs and lows, economically, politically and socially, here in the U.S. and around the globe. 2014 was scarred by political partisanship, civil unrest in the U.S., Ukraine and many other countries, the arrival of terrorist group ISIS, the tragedies of school shootings and natural disasters, and the frightening outbreak of Ebola.  However, there were also positive events this year: we survived a government shutdown over healthcare reform, jobs reports have been consistently, albeit anemically, improving, and home prices remained relatively stable, after recovering significantly in 2013. And, important to us here at Hennessy, our hometown team, the San Francisco Giants, won their third World Series in just five years!

A significant event for the financial industry this past year was the confirmation of Janet Yellen as Chair of the Federal Reserve, which served to calm the nerves of business and political leaders alike.  I believe Yellen’s leadership will benefit U.S. business owners, as the Fed continues to be a voice of reason in a sea of political and economic rhetoric.  The Fed has also supported the economy and corporate America by helping keep interest rates reasonable and low.

The stock market has continued its determined comeback from the lows of 2009, setting multiple record highs in recent months. The U.S. financial markets have provided strong returns over the past twelve-month period ended October 31, 2014, with the Dow Jones Industrial Average (DJIA) returning over 14% and S&P 500 Index returning over 17% during the period. The DJIA currently has a dividend yield of 2.2%, which is equal to that of a 10-Year U.S. Treasury, which is currently also yielding 2.2%. I continue to believe that investments in high-yielding, high-quality stocks have the potential to not only provide income but also the potential for stock price appreciation as well. Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals. American investors are slowly migrating from fixed income to equities. Currently, 54% of Americans invest in stocks, and I do expect this percentage to increase, especially if interest rates move higher.

For the past several years, U.S. corporations have been driving shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure and buying back stock. However, this year I began to see a shift from those strategies. I believe the easier to execute acquisitions are a thing of the past, and firms now have to be even more creative to execute accretive deals. I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  What will these cash-rich companies do with their capital if they are not raising dividends or buying back stock?  I believe they may begin to initiate capital expenditure programs that could truly benefit economic growth.

Liquidity and monetary conditions are supportive, causing the cost of capital to be very low. I believe firms will choose to spend capital to expand their sales, and they may even begin to hire in earnest. Once a company begins to move in this way, the cost to

HENNESSYFUNDS.COM

2

defer becomes real for competitors. With almost $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies, a strategic shift by firms to spend their idle capital, while slow, could potentially further economic growth in the U.S. in my opinion.

Economic progress and growth remain slow, yet steady, and unemployment, though improving, remains high. Oil prices have fallen, giving consumers a bit more discretionary income.  While the midterm elections may not end all of the gridlock in Washington, hopefully we will receive clarity on the political headwinds of taxes and regulations, which have not improved over the past several years.

The markets have had several quarters without any truly significant downturn. The pullbacks we recently experienced, most notably in July and October, were short-lived, as evidenced by the quick rebound to record high market levels.  I firmly believe that we are in a secular bull market, and I continue to tell investors to try to remain calm in the face of volatility and continue to focus on the strong, long-term fundamentals that are evident in the market today.  Many companies continue to have strong balance sheets, with record cash flows and profits. With this current bull market in its fifth year, investors should expect some volatility.

I am encouraged by the strong returns for the major U.S. financial market indices and by the performance of the Hennessy Funds over the past year. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength. A firm’s cash flow is the movement of cash in and out of the firm in the form of payments to suppliers and collections from customers. Dividend Yield is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

HENNESSY FUNDS                                                                                                           1-800-966-4354

3

Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on multiple factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2014

	One	Five	Ten
	Year	Years	Years
Hennessy Small Cap Financial Fund –
Investor Class (HSFNX)	1.40%	10.93%	4.55%
Hennessy Small Cap Financial Fund –
Institutional Class (HISFX)(1)	1.70%	11.20%	4.72%
Russell 2000® Financial
Services Index	12.10%	16.64%	5.14%
Russell 2000® Index	8.06%	17.39%	8.67%

Expense ratios: 1.50% (Investor Class); 1.19% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Small Cap Financial Fund.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of the Institutional Class shares is May 30, 2008. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

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PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan Kelley

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2014, the Investor Class of the Hennessy Small Cap Financial Fund returned 1.40%, underperforming the Russell 2000® Financial Services Index, the Russell 2000® Index and the Morningstar Financial Category Average, which returned 12.10%, 8.06% and 10.51% for the same period, respectively.

Companies with the strongest performance contributions to the Fund during the period include commercial real estate finance companies and traditional banks. Specific positions that contributed most strongly to the Fund’s performance include NorthStar Realty Finance Corp., Banner Corp. and Popular, Inc. The Fund no longer owns NorthStar Realty.

Companies detracting from the Fund’s performance during the period include mortgage finance and mortgage banking companies. Specific positions that detracted from the Fund’s performance include The Bancorp Inc., Nationstar Mortgage Holdings, Inc., and Ocwen Financial Corp.  The Fund no longer holds Nationstar Mortgage Holdings, Inc. or Ocwen Financial Corp.

Additional Portfolio Manager Commentary and related investment outlook:

The banking industry has recovered greatly from the financial crisis in 2008 and 2009, as credit, capital, liquidity and liability structures have improved. During calendar year 2013, housing prices and purchase activity improved, leading to increased loan growth for many banks.  However, increased compliance costs, low rates and concerns about the overall strength of the economy have tempered investor interest in financial companies.

The Fund underperformed this year primarily due to its exposure to traditional banks, which rely on loan growth and lending margins.  These companies were negatively impacted by the decline in interest rates that began in late Spring and the slowdown in housing demand that had been strong throughout most of calendar year 2013. In a nutshell, many of the fundamental improvements seen in 2013 slowed in 2014.  That being said, we believe traditional banks offer the most conservative  balance sheet structures and greatest earnings per share upside potential, and we continue to invest in these types of companies.

We believe there is still much opportunity for small financial companies going forward, driven by loan growth, improved spreads, cost containment, fee income growth, reduced credit costs and valuation benefits from increased consolidation in the industry.  By focusing on earnings growth, earnings quality, balance sheet stability and valuations, we believe the Fund is well positioned in some of the best potential opportunities within small-cap financials.

The Russell 2000® Financial Services Index is an unmanaged index commonly used to measure the performance of U.S. small-capitalization financial sector stocks.  The Russell 2000® Index is an unmanaged index commonly used to measure the performance of U.S. small-capitalization stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund is non-diversified, meaning it concentrates its assets in fewer holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.  The Fund invests in smaller-capitalization companies, which involves additional risks such as more limited liquidity and greater volatility than large-capitalization companies.  Investments are focused in the financial services industry, which may be adversely affected by regulatory or other market conditions such as rising interest rates.  References to specific securities

HENNESSY FUNDS                                                                                                           1-800-966-4354

5

should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.  Earnings growth is not a measure of the Fund’s future performance.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

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Financial Statements

Schedule of Investments

HENNESSY SMALL CAP FINANCIAL FUND

As of October 31, 2014
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Banner Corp.	4.41%
Synovus Financial Corp.	4.31%
Washington Federal, Inc.	4.27%
Provident Financial Services, Inc.	4.22%
Flushing Financial Corp.	4.11%
Zions Bancorporation	4.06%
Astoria Financial Corp.	4.02%
BankUnited, Inc.	4.00%
Investors Bancorp, Inc.	3.97%
Wintrust Financial Corp.	3.74%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

7

COMMON STOCKS – 95.06%	Number		% of
	of Shares	Value	Net Assets
Financials – 95.06%
Associated Banc-Corp.	405,000	$7,614,000	3.24%
Astoria Financial Corp.	720,000	9,468,000	4.02%
Bancorp Inc. Del (a)	25,000	236,500	0.10%
BankUnited, Inc.	315,000	9,418,500	4.00%
Banner Corp.	240,000	10,372,800	4.41%
Blue Hills Bancorp, Inc. (a)	305,000	4,065,650	1.73%
Capital Bank Financial Corp. (a)	246,000	6,368,940	2.71%
Clifton Bancorp, Inc.	555,000	7,226,100	3.07%
Customers Bancorp, Inc. (a)	290,000	5,539,000	2.35%
Encore Capital Group, Inc. (a)	125,000	5,688,750	2.42%
First Niagara Financial Group, Inc.	115,000	861,350	0.37%
Flagstar Bancorp, Inc. (a)	195,000	3,065,400	1.30%
Flushing Financial Corp.	480,000	9,667,200	4.11%
Fulton Financial Corp.	410,000	4,870,800	2.07%
Genworth Financial, Inc. (a)	400,000	5,596,000	2.38%
Hingham Institution for Savings	94,000	7,775,680	3.30%
HomeStreet, Inc.	48,283	841,090	0.36%
Independent Bank Corp.	120,000	4,896,000	2.08%
Investors Bancorp, Inc.	870,000	9,352,500	3.97%
MBIA, Inc. (a)	245,000	2,391,200	1.02%
Meridian Bancorp Inc Md (a)	145,000	1,644,300	0.70%
MGIC Investment Corp. (a)	530,000	4,727,600	2.01%
OceanFirst Financial Corp.	221,600	3,671,912	1.56%
Popular, Inc. (a) (b)	160,000	5,100,800	2.17%
Provident Financial Services, Inc.	545,000	9,935,350	4.22%
Radian Group, Inc.	515,000	8,677,750	3.69%
Servisfirst Bancshares, Inc.	92,000	2,713,080	1.15%
Square 1 Financial, Inc. (a)	142,000	2,824,380	1.20%
Stonegate Mortgage Corp. (a)	225,000	3,253,500	1.38%
Susquehanna Bancshares, Inc.	730,000	7,161,300	3.04%
Synovus Financial Corp.	400,000	10,144,000	4.31%
Territorial Bancorp, Inc.	15,000	322,200	0.14%
Umpqua Holdings Corp.	210,000	3,696,000	1.57%
United Financial Bancorp, Inc.	420,000	5,892,600	2.50%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Washington Federal, Inc.	460,000	$10,041,800	4.27%
Webster Financial Corp.	120,000	3,760,800	1.60%
Wintrust Financial Corp.	190,000	8,800,800	3.74%
WSFS Financial Corp.	82,000	6,449,300	2.74%
Zions Bancorporation	330,000	9,560,100	4.06%
		223,693,032	95.06%
Total Common Stocks
(Cost $188,020,746)		223,693,032	95.06%

SHORT-TERM INVESTMENTS – 4.96%
Money Market Funds – 4.96%
Federated Government Obligations Fund – Class I, 0.01% (c)	68,154	68,154	0.03%
Fidelity Government Portfolio – Institutional Class, 0.01% (c)	11,600,000	11,600,000	4.93%
		11,668,154	4.96%
Total Short-Term Investments
(Cost $11,668,154)		11,668,154	4.96%

Total Investments
(Cost $199,688,900) – 100.02%		235,361,186	100.02%
Liabilities in Excess
of Other Assets – (0.02)%		(36,516)	(0.02)%
TOTAL NET ASSETS – 100.00%		$235,324,670	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2014.

Summary of Fair Value Exposure at October 31, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$223,693,032	$—	$—	$223,693,032
Total Common Stocks	$223,693,032	$—	$—	$223,693,032
Short-Term Investments
Money Market Funds	$11,668,154	$—	$—	$11,668,154
Total Short-Term Investments	$11,668,154	$—	$—	$11,668,154
Total Investments	$235,361,186	$—	$—	$235,361,186

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in securities, at value (cost $199,688,900)	$235,361,186
Dividends and interest receivable	134,352
Receivable for fund shares sold	30,125
Receivable for securities sold	914,655
Prepaid expenses and other assets	17,592
Total Assets	236,457,910

LIABILITIES:
Payable for securities purchased	437,700
Payable for fund shares redeemed	371,755
Payable to advisor	172,442
Payable to administrator	42,854
Payable to auditor	19,102
Accrued distribution fees	40,471
Accrued trustees fees	2,417
Accrued expenses and other payables	46,499
Total Liabilities	1,133,240
NET ASSETS	$235,324,670

NET ASSETS CONSIST OF:
Capital stock	$169,473,793
Accumulated net investment loss	(483,665)
Accumulated net realized gain on investments	30,662,256
Unrealized net appreciation on investments	35,672,286
Total Net Assets	$235,324,670

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$193,093,087
Shares issued and outstanding	8,002,433
Net asset value, offering price and redemption price per share	$24.13

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$42,231,583
Shares issued and outstanding	2,906,227
Net asset value, offering price and redemption price per share	$14.53

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2014

INVESTMENT INCOME:
Dividend income	$3,026,045
Interest income	655
Total investment income	3,026,700

EXPENSES:
Investment advisory fees (See Note 5)	2,523,773
Distribution fees – Investor Class (See Note 5)	554,612
Administration, fund accounting, custody and transfer agent fees	320,986
Sub-transfer agent expenses – Investor Class (See Note 5)	270,529
Sub-transfer agent expenses – Institutional Class (See Note 5)	27,219
Federal and state registration fees	38,157
Reports to shareholders	35,294
Compliance expense	21,488
Audit fees	19,100
Trustees’ fees and expenses	11,358
Legal fees	5,001
Interest expense (See Note 6)	2,287
Other expenses	22,273
Total expenses	3,852,077
NET INVESTMENT LOSS	$(825,377)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$34,099,662
Net change in unrealized depreciation on investments	(28,573,406)
Net gain on investments	5,526,256
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,700,879

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Year Ended		Year Ended
	October 31, 2014		October 31, 2013
OPERATIONS:
Net investment income (loss)	$(825,377)		$1,386,645
Net realized gain on investments	34,099,662		27,485,214
Net change in unrealized appreciation (depreciation)
on investments	(28,573,406)		40,111,802
Net increase in net assets resulting from operations	4,700,879		68,983,661

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(583,882)		(1,118,880)
Institutional Class	(611,323)		(520,872)
Net realized gains
Investor Class	(15,192,379)		—
Institutional Class	(6,931,392)		—
Total distributions	(23,318,976)		(1,639,752)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	28,573,914		91,423,499
Proceeds from shares subscribed – Institutional Class	6,485,452		25,715,806
Dividends reinvested – Investor Class	15,450,637		1,096,037
Dividends reinvested – Institutional Class	3,238,127		123,116
Cost of shares redeemed – Investor Class	(81,963,023	)(1)	(71,541,810	)(2)
Cost of shares redeemed – Institutional Class	(30,064,869)		(12,933,095)
Net increase (decrease) in net assets derived
from capital share transactions	(58,279,762)		33,883,553
TOTAL INCREASE (DECREASE) IN NET ASSETS	(76,897,859)		101,227,462

NET ASSETS:
Beginning of year	312,222,529		210,995,067
End of year	$235,324,670		$312,222,529
Undistributed net investment
income (loss), end of year	$(483,665)		$598,791

(1)	Net of redemption fees of $12,269 related to redemption fees imposed by the FBR Small Cap Financial Fund during a prior year but not received until the fiscal year ended October 31, 2014.
(2)	Net of redemption fees of $2,257 related to redemption fees imposed by the FBR Small Cap Financial Fund during a prior year but not received until fiscal year 2013.

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets – Continued

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,158,040	4,155,799
Shares sold – Institutional Class	438,519	1,761,812
Shares issued to holders as reinvestment
of dividends – Investor Class	624,580	55,049
Shares issued to holders as reinvestment
of dividends – Institutional Class	216,313	9,865
Shares redeemed – Investor Class	(3,361,999)	(3,185,460)
Shares redeemed – Institutional Class	(2,059,169)	(1,010,378)
Net increase (decrease) in shares outstanding	(2,983,716)	1,786,687

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$25.40	$19.54	$16.48	$18.11	$15.91

(0.10)	0.10	0.11	0.21 (1)	0.08
0.49	5.88	3.24	(1.66)	2.17
0.39	5.98	3.35	(1.45)	2.25

(0.06)	(0.12)	(0.29)	(0.06)	(0.07)
(1.60)	—	—	(0.13)	—
(1.66)	(0.12)	(0.29)	(0.19)	(0.07)
0.00 (2)	0.00 (2)	0.00 (2)	0.01	0.02
$24.13	$25.40	$19.54	$16.48	$18.11

1.40%	30.80%	20.65%	(8.12)%	14.27%

$193.09	$243.42	$167.20	$154.21	$216.75
1.44%	1.46%	1.45%	1.52%	1.51%
(0.36)%	0.48%	0.56%	0.81%	0.35%
47%	57%	43%	70%	89%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$15.96	$12.34	$10.55	$11.70	$10.34

(0.09)	0.14	0.16	0.19 (1)	0.09
0.40	3.66	1.98	(1.09)	1.40
0.31	3.80	2.14	(0.90)	1.49

(0.14)	(0.18)	(0.35)	(0.12)	(0.13)
(1.60)	—	—	(0.13)	—
(1.74)	(0.18)	(0.35)	(0.25)	(0.13)
—	—	0.00 (2)	—	0.00 (2)
$14.53	$15.96	$12.34	$10.55	$11.70

1.70%	31.18%	20.95%	(8.00)%	14.52%

$42.23	$68.80	$43.79	$19.89	$25.01
1.12%	1.15%	1.25%	1.34%	1.23%
(0.04)%	0.74%	0.72%	1.00%	0.61%
47%	57%	43%	70%	89%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Notes to Financial Statements October 31, 2014

1).  ORGANIZATION

The Hennessy Small Cap Financial (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Small Cap Financial Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund). The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2014 fiscal year have been identified

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and appropriately reclassified on the Statement of Assets and Liabilities. The adjustments are as follow:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$938,126	$(475,379)	$(462,747)

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).	Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings

HENNESSY FUNDS                                                                                                           1-800-966-4354

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and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions. During the fiscal year ended October 31, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

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3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2014 were $128,708,225 and $213,765,374, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2014.

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5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.  The net investment advisory fees payable for the Fund as of October 31, 2014 were $172,442.

The Advisor has contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 1.95% and 1.70% of the Fund’s net assets for the Investor Class shares and Institutional Class shares of the Fund, respectively, through February 28, 2015.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2014, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the fiscal year ended October 31, 2014 were $297,748.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the fiscal year ended October 31, 2014 were $320,986.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the fiscal year ended October 31, 2014, the Fund had an outstanding average daily balance and a weighted average interest rate of $63,060 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $3,435,000.  At October 31, 2014, the Fund had a loan payable balance of $0.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follow:

Cost of investments for tax purposes	$200,580,864
Gross tax unrealized appreciation	$38,229,253
Gross tax unrealized depreciation	(3,448,931)
Net tax unrealized appreciation	$34,780,322
Undistributed ordinary income	$—
Undistributed long-term capital gains	31,554,220
Total distributable earnings	$31,554,220
Other accumulated loss	$(483,665)
Total accumulated gain	$65,850,877

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2014, the Fund deferred, on a tax basis, a late year ordinary loss of $483,665.

The tax character of distributions paid during fiscal year 2014 and fiscal year 2013 for the Fund were as follow:

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Ordinary income	$2,893,627	$1,639,752
Long-term capital gain	20,425,348	—
	$23,318,975	$1,639,752

8).  EVENTS SUBSEQUENT TO YEAR-END

On December 8, 2014, a long-term capital gains distribution of $3.34234 per share for the Investor Class and $2.01129 per share for the Institutional Class were declared and paid to shareholders of record on December 5, 2014.

HENNESSYFUNDS.COM

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
And the Shareholders of Hennessy Small Cap Financial Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Small Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust (the “Trust”) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Small Cap Financial Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2014

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa	Trustee	Indefinite,	Mr. DeSousa is a real	16	Hennessy SPARX
Age: 78		until	estate investor.		Funds Trust;
Address:		successor			Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Robert T. Doyle	Trustee	Indefinite,	Mr. Doyle has been the	16	Hennessy SPARX
Age: 67		until	Sheriff of Marin County,		Funds Trust;
Address:		successor	California since 1996.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Gerald P. Richardson	Trustee	Indefinite,	Mr. Richardson is an	16	Hennessy SPARX
Age: 69		until	independent consultant		Funds Trust;
Address:		successor	in the securities industry.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		May 2004
for the
Funds (or
Predecessor
Funds)

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Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Chief	Trustee:	Mr. Hennessy has been	16	Hennessy
Age: 58	Investment	Indefinite,	employed by Hennessy		Advisors, Inc.
Address:	Officer,	until	Advisors, Inc., the Funds’		(current);
c/o Hennessy	Portfolio	successor	investment advisor, since		Hennessy SPARX
Advisors, Inc.	Manager,	elected	1989. He currently serves		Funds Trust;
7250 Redwood Blvd.	President,		as President, Chairman		Hennessy Mutual
Suite 200	Trustee	Served	and CEO of Hennessy		Funds, Inc.; and
Novato, CA 94945	and	since	Advisors, Inc.		The Hennessy
	Chairman	January			Funds, Inc.
	of the	1996
	Board	for the
Funds (or
Predecessor
Funds)

Officer:
1 year term

Served
since
June 2008
for the
Funds (or
Predecessor
Funds)

Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been	N/A	N/A
Age: 48	Vice		employed by Hennessy
Address:	President	Served	Advisors, Inc., the Funds’
c/o Hennessy	and	since	investment advisor, since
Advisors, Inc.	Treasurer	January	1989. She currently serves
7250 Redwood Blvd.		1996	as Executive Vice President,
Suite 200		for the	Chief Operations Officer,
Novato, CA 94945		Funds (or	Chief Financial Officer, and
		Predecessor	Secretary of Hennessy
		Funds)	Advisors, Inc.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”) and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI and HSFT.  Subsequent to the reorganization, HFMI, HFI and HSFT were dissolved.

HENNESSY FUNDS                                                                                                           1-800-966-4354

27

Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by
Age: 58	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Served since	investment advisor, since 2000.
c/o Hennessy Advisors, Inc.		March 2000	He currently serves as Executive
7250 Redwood Blvd.		for the Funds (or	Vice President and Chief Compliance
Suite 200		Predecessor Funds)	Officer of Hennessy Advisors, Inc.
Novato, CA 94945

Jennifer Cheskiewicz(1)	Senior	1 year term	Ms. Cheskiewicz has been employed by
Age: 37	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Chief	Served since	investment advisor, since June 2013.
c/o Hennessy Advisors, Inc.	Compliance	June 2013	She previously served as in-house
7250 Redwood Blvd.	Officer	for the Funds (or	counsel to Carlson Capital, L.P., an
Suite 200		Predecessor Funds)	SEC-registered investment advisor to
Novato, CA 94945			several private funds from February
2010 to May 2013. Prior to that, she
was an attorney with Gibson, Dunn &
Crutcher LLP from September 2005
through February 2010. She currently
serves as General Counsel of
Hennessy Advisors, Inc.

Brian Carlson(1)	Senior	1 year term	Mr. Carlson has been employed by
Age: 42	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Head of	Served since	investment advisor, since
c/o Hennessy Advisors, Inc.	Distribution	December 2013	December 2013.
7250 Redwood Blvd.		for the Funds (or
Suite 200		Predecessor Funds)	Mr. Carlson was previously a
Novato, CA 94945			co-founder and principal of Trivium
Consultants, LLC from February 2011
through November 2013. Prior to that,
he was the Senior Managing Director
of NRP Financial, Inc. from August
2007 through February 2011.

David Ellison(1)	Portfolio Manager	1 year term	Mr. Ellison has served as Portfolio
Age: 56	and Senior		Manager of the Large Cap Financial
Address:	Vice President	Served since	Fund, the Small Cap Financial Fund,
c/o Hennessy Advisors, Inc.		October 2012	and the Technology Fund
101 Federal Street		for the Funds (or	since inception.
Suite 1900		Predecessor Funds)
Boston, MA 02110			Mr. Ellison previously served as Director,
CIO and President of FBR Advisers, Inc.
from December 1999 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSYFUNDS.COM

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Brian Peery(1)	Portfolio Manager	1 year term	Mr. Peery has been a Portfolio Manager
Age: 45	and		of the Cornerstone Growth Fund,
Address:	Vice President	Served since	the Cornerstone Mid Cap 30 Fund, the
c/o Hennessy Advisors, Inc.		March 2003	Cornerstone Large Growth Fund, the
7250 Redwood Blvd.		as Vice President	Cornerstone Value Fund, the Total
Suite 200		for the Funds (or	Return Fund, and the Balanced Fund
Novato, CA 94945		Predecessor Funds)	since October 2014. From February
2011 through September 2014, he
		Served since	served as Co-Portfolio Manager of
		February 2011	the same funds.
as Co-Portfolio
		Manager	Mr. Peery has been employed by
		for the Funds (or	Hennessy Advisors, Inc., the Funds’
		Predecessor Funds)	investment advisor, since 2002.

Winsor (Skip) Aylesworth(1)	Portfolio Manager	1 year term	Mr. Aylesworth has been Portfolio
Age: 67	and		Manager of the Gas Utility Index Fund
Address:	Vice President	Served since	since 1998 and Portfolio Manager of
c/o Hennessy Advisors, Inc.		October 2012	the Technology Fund since inception.
101 Federal Street		for the Funds (or
Suite 1900		Predecessor Funds)	Mr. Aylesworth previously served as
Boston, MA 02110			Executive Vice President of The FBR
Funds from 1999 to October 2012.

Ryan Kelley(1)	Portfolio Manager	1 year term	Mr. Kelley has been a Portfolio Manager
Age: 42	and		of the Gas Utility Index Fund (formerly
Address:	Vice President	Served since	the FBR Gas Utility Index Fund), the
c/o Hennessy Advisors, Inc.		March 2013	Small Cap Financial Fund (formerly the
1340 Environ Way		for the Funds (or	FBR Small Cap Financial Fund), and the
Chapel Hill, NC 27517		Predecessor Funds)	Large Cap Financial Fund (formerly the
FBR Large Cap Financial Fund) since
October 2014. From March 2013
through September 2014, he served
as a Co-Portfolio Manager of the same
funds. Prior to that, he was a Portfolio
Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio
Manager of The FBR Funds from
January 2008 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Expense Example (Unaudited)
October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/14	10/31/14	5/1/14 – 10/31/14
Investor Class

Actual	$1,000.00	$1,009.20	$7.19

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.05	$7.22

Institutional Class

Actual	$1,000.00	$1,011.10	$5.53

Hypothetical (5% return
before expenses)	$1,000.00	$1,019.71	$5.55

(1)
Expenses are equal to the Fund’s expense ratio of 1.42% for Investor Class shares or 1.09% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                           1-800-966-4354

31

Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 93.71%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 86.82%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 65.57%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and
•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

33

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2014

HENNESSY LARGE CAP
FINANCIAL FUND

Investor Class HLFNX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers of the Fund	24
Expense Example	28
Proxy Voting	30
Quarterly Filings on Form N-Q	30
Householding	30
Privacy Policy	31

HENNESSY FUNDS                                                                                                           1-800-966-4354

December 2014
Dear Shareholder:

As I look back at 2014, I realize that in this age of rapidly evolving technology, information is delivered and absorbed so quickly that it is difficult to remember what happened last week, let alone what’s happened over the course of an entire year. That is why I’d like to take a moment to recall some of the year’s highs and lows, economically, politically and socially, here in the U.S. and around the globe. 2014 was scarred by political partisanship, civil unrest in the U.S., Ukraine and many other countries, the arrival of terrorist group ISIS, the tragedies of school shootings and natural disasters, and the frightening outbreak of Ebola.  However, there were also positive events this year: we survived a government shutdown over healthcare reform, jobs reports have been consistently, albeit anemically, improving, and home prices remained relatively stable, after recovering significantly in 2013. And, important to us here at Hennessy, our hometown team, the San Francisco Giants, won their third World Series in just five years!

A significant event for the financial industry this past year was the confirmation of Janet Yellen as Chair of the Federal Reserve, which served to calm the nerves of business and political leaders alike.  I believe Yellen’s leadership will benefit U.S. business owners, as the Fed continues to be a voice of reason in a sea of political and economic rhetoric.  The Fed has also supported the economy and corporate America by helping keep interest rates reasonable and low.

The stock market has continued its determined comeback from the lows of 2009, setting multiple record highs in recent months. The U.S. financial markets have provided strong returns over the past twelve-month period ended October 31, 2014, with the Dow Jones Industrial Average (DJIA) returning over 14% and S&P 500 Index returning over 17% during the period. The DJIA currently has a dividend yield of 2.2%, which is equal to that of a 10-Year U.S. Treasury, which is currently also yielding 2.2%. I continue to believe that investments in high-yielding, high-quality stocks have the potential to not only provide income but also the potential for stock price appreciation as well. Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals. American investors are slowly migrating from fixed income to equities. Currently, 54% of Americans invest in stocks, and I do expect this percentage to increase, especially if interest rates move higher.

For the past several years, U.S. corporations have been driving shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure and buying back stock. However, this year I began to see a shift from those strategies. I believe the easier to execute acquisitions are a thing of the past, and firms now have to be even more creative to execute accretive deals. I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  What will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe they may begin to initiate capital expenditure programs that could truly benefit economic growth.

Liquidity and monetary conditions are supportive, causing the cost of capital to be very low. I believe firms will choose to spend capital to expand their sales, and they may even begin to hire in earnest. Once a company begins to move in this way, the cost to

HENNESSYFUNDS.COM

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defer becomes real for competitors. With almost $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies, a strategic shift by firms to spend their idle capital, while slow, could potentially further economic growth in the U.S. in my opinion.

Economic progress and growth remain slow, yet steady, and unemployment, though improving, remains high. Oil prices have fallen, giving consumers a bit more discretionary income.  While the midterm elections may not end all of the gridlock in Washington, hopefully we will receive clarity on the political headwinds of taxes and regulations, which have not improved over the past several years.

The markets have had several quarters without any truly significant downturn. The pullbacks we recently experienced, most notably in July and October, were short-lived, as evidenced by the quick rebound to record high market levels.  I firmly believe that we are in a secular bull market, and I continue to tell investors to try to remain calm in the face of volatility and continue to focus on the strong, long-term fundamentals that are evident in the market today.  Many companies continue to have strong balance sheets, with record cash flows and profits. With this current bull market in its fifth year, investors should expect some volatility.

I am encouraged by the strong returns for the major U.S. financial market indices and by the performance of the Hennessy Funds over the past year. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength. A firm’s cash flow is the movement of cash in and out of the firm in the form of payments to suppliers and collections from customers. Dividend Yield is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

HENNESSY FUNDS                                                                                                           1-800-966-4354

3

Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on multiple factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2014

	One	Five	Ten
	Year	Years	Years
Hennessy Large Cap
Financial Fund (HLFNX)	13.04%	11.27%	5.05%
Russell 1000® Financial
Services Index	17.24%	13.84%	2.20%
Russell 1000® Index	16.78%	16.98%	8.54%

Expense ratio: 1.57%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Large Cap Financial Fund.

The expense ratio presented is that from the most recent prospectus.

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PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan Kelley

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2014, the Hennessy Large Cap Financial Fund returned 13.04%, underperforming the Russell 1000® Financial Services Index and the Russell 1000® Index, which returned 17.24% and 16.78% for the same period,  respectively, but outperforming the Morningstar Financial Category Average, which returned 10.51% for the same period.

The Fund remains concentrated in the largest U.S. based financial companies. These companies continue to see fundamental improvements as they work to improve earnings quality, balance sheet stability, revenue and expense rationalization, as well as credit quality metrics.

Companies with the strongest performance contributions to the Fund during the period were in the credit card and traditional bank businesses. Specific positions that contributed most strongly to performance included Visa, Inc, Bank of America Corp., Discover Financial Services and Morgan Stanley. The Fund continues to hold all of these positions.

Companies detracting from the Fund’s performance during the period include consumer finance, brokerage, and trading platforms. Specific positions that detracted from the Fund’s performance include CIT Group, Inc., IntercontinentalExchange Group, Inc. and Fortress Investment Group LLC.  The Fund no longer holds any of these positions.

Additional Portfolio Manager Commentary and related investment outlook:

Large cap financial institutions performed slightly better than the overall large cap universe and significantly better than small cap financials.  Large cap financials have benefitted from a broader range of factors, including investment banking, securities trading, loan growth, commercial service fee increases and improved credit conditions. In addition, large cap financial balance sheets have improved as companies de-lever, de-complicate and de-risk.  Despite some variance, general trends have been favorable for large cap financials for the past few years.

Our thesis remains intact in the large cap financial space, as we expect the ongoing improvements to continue as big balance sheets, cost structures and revenue streams are rationalized. With new regulatory structures designed to reduce risk at the largest institutions, we believe the changes in the “big bank” model will be significant over the next three to five years. With a strong, well-structured financial system in place, we believe this should lead to sustained economic growth in the U.S. and abroad.

For large cap financials, we expect that book values and earnings streams will become more stable over time, allowing for potentially higher dividends, increased stock buybacks and higher financial stock valuations. Valuations of certain large cap financials, as measured by price to book and price to earnings, remain below historical averages. We believe that the Fund is well positioned to take advantage of these improving fundamentals and potentially increasing valuations over time.

The Russell 1000® Financial Services Index is an unmanaged index commonly used to measure the performance of large-capitalization financial sector stocks.  The Russell 1000® Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund is non-diversified, meaning it concentrates its assets in fewer holdings that a diversified fund

HENNESSY FUNDS                                                                                                           1-800-966-4354

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and is therefore more exposed to individual stock volatility than a diversified fund.  Investments are focused in the financial services industry, which may be adversely affected by regulatory or other market conditions such as rising interest rates.  The Fund invests in small- and medium-capitalization companies, which involves additional risks such as more limited liquidity and greater volatility than large-capitalization companies.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Book value is the value at which a company carries an asset on its balance sheet.  Price-to-book is a ratio used to compare a stock’s market value to its book value and is calculated by dividing the current closing price of such stock by the most recent quarter’s book value per share.  Price-to-earnings is a tool for calculating relative valuation and is the market price per share divided by earnings per share.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSYFUNDS.COM

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Financial Statements

Schedule of Investments

HENNESSY LARGE CAP FINANCIAL FUND

As of October 31, 2014
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% net assets

Citigroup, Inc.	4.86%
The PNC Financial Services Group, Inc.	4.84%
Wells Fargo & Co.	4.82%
J.P. Morgan Chase & Co.	4.81%
Visa, Inc., Class A	4.80%
SunTrust Banks, Inc.	4.79%
MasterCard, Inc., Class A	4.78%
U.S. Bancorp	4.78%
Capital One Financial Corp.	4.73%
Bank of America Corp.	4.72%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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COMMON STOCKS – 94.25%	Number		% of
	of Shares	Value	Net Assets
Financials – 84.67%
American Express Co.	20,000	$1,799,000	1.83%
American International Group, Inc.	54,000	2,892,780	2.95%
Bank of America Corp.	270,000	4,633,200	4.72%
Berkshire Hathaway, Inc., Class B (a)	30,000	4,204,800	4.29%
Capital One Financial Corp.	56,000	4,635,120	4.73%
Citigroup, Inc.	89,000	4,764,170	4.86%
Comerica, Inc.	86,000	4,105,640	4.19%
Discover Financial Services	69,000	4,400,820	4.49%
Equity Residential	15,000	1,043,400	1.06%
Fifth Third Bancorp	225,000	4,497,750	4.59%
Huntington Bancshares, Inc.	300,000	2,973,000	3.03%
J.P. Morgan Chase & Co.	78,000	4,717,440	4.81%
KeyCorp	285,000	3,762,000	3.84%
MetLife, Inc.	39,000	2,115,360	2.16%
Morgan Stanley	116,000	4,054,200	4.13%
Regions Financial Corp.	433,000	4,299,690	4.38%
Simon Property Group, Inc.	5,500	985,655	1.00%
SunTrust Banks, Inc.	120,000	4,696,800	4.79%
The Goldman Sachs Group, Inc.	12,000	2,279,880	2.32%
The PNC Financial Services Group, Inc.	55,000	4,751,450	4.84%
The Travelers Companies, Inc.	20,000	2,016,000	2.06%
U.S. Bancorp (c)	110,000	4,686,000	4.78%
Wells Fargo & Co.	89,000	4,725,010	4.82%
		83,039,165	84.67%

Information Technology – 9.58%
MasterCard, Inc., Class A	56,000	4,690,000	4.78%
Visa, Inc., Class A	19,500	4,707,885	4.80%
		9,397,885	9.58%

Total Common Stocks
(Cost $74,912,993)		92,437,050	94.25%

The accompanying notes are an integral part of these financial statements.

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PARTNERSHIPS – 3.29%	Number		% of
	of Shares	Value	Net Assets
Financials – 3.29%
Blackstone Group L.P.	107,000	$3,222,840	3.29%

Total Partnerships
(Cost $1,985,537)		3,222,840	3.29%

SHORT-TERM INVESTMENTS – 2.12%
Money Market Funds – 2.12%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	2,082,684	2,082,684	2.12%

Total Short-Term Investments
(Cost $2,082,684)		2,082,684	2.12%

Total Investments
(Cost $78,981,214) – 99.66%		97,742,574	99.66%
Other Assets in
Excess of Liabilities – 0.34%		332,267	0.34%
TOTAL NET ASSETS – 100.00%		$98,074,841	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2014.
(c)
Investment in affiliated security. Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the year ended October 31, 2014, are as follow:

Issuer	U.S. Bancorp
Beginning Cost	$1,739,350
Purchase Cost	$2,733,061
Sales Cost	$245,617
Ending Cost	$4,226,794
Dividend Income	$86,595
Shares	110,000
Market Value	$4,686,000

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Summary of Fair Value Exposure at October 31, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$83,039,165	$—	$—	$83,039,165
Information Technology	9,397,885	—	—	9,397,885
Total Common Stocks	$92,437,050	$—	$—	$92,437,050
Partnerships
Financials	$3,222,840	$—	$—	$3,222,840
Total Partnerships	$3,222,840	$—	$—	$3,222,840
Short-Term Investments
Money Market Funds	$2,082,684	$—	$—	$2,082,684
Total Short-Term Investments	$2,082,684	$—	$—	$2,082,684
Total Investments	$97,742,574	$—	$—	$97,742,574

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in unaffiliated securities, at value (cost $74,754,420)	$93,056,574
Investments in affiliated securities, at value (cost $4,226,794)	4,686,000
Dividends and interest receivable	43,480
Receivable for fund shares sold	114,865
Receivable for securities sold	964,232
Return of capital receivable	46,200
Prepaid expenses and other assets	10,912
Total Assets	98,922,263

LIABILITIES:
Payable for securities purchased	661,152
Payable for fund shares redeemed	34,655
Payable to advisor	71,870
Payable to administrator	17,098
Payable to auditor	19,101
Accrued distribution fees	20,196
Accrued trustees fees	2,780
Accrued expenses and other payables	20,570
Total Liabilities	847,422
NET ASSETS	$98,074,841

NET ASSETS CONSIST OF:
Capital stock	$70,273,805
Accumulated net realized gain on investments	9,039,676
Unrealized net appreciation on investments	18,761,360
Total Net Assets	$98,074,841

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$98,074,841
Shares issued and outstanding	4,699,119
Net asset value, offering price and redemption price per share	$20.87

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statement of Operations for the year ended October 31, 2014

INVESTMENT INCOME:
Dividend income from unaffiliated securities	$1,417,585
Dividend income from affiliated securities	86,595
Interest income	293
Total investment income	1,504,473

EXPENSES:
Investment advisory fees (See Note 5)	911,632
Distribution fees – Investor Class (See Note 5)	253,231
Sub-transfer agent expenses – Investor Class (See Note 5)	134,383
Administration, fund accounting, custody and transfer agent fees	115,114
Federal and state registration fees	21,699
Compliance expense	21,487
Audit fees	19,100
Reports to shareholders	12,736
Trustees’ fees and expenses	10,102
Legal fees	2,622
Interest expense (See Note 6)	1,948
Other expenses	8,847
Total expenses	1,512,901
NET INVESTMENT LOSS	$(8,428)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on:
Unaffiliated investments	$11,310,562
Affiliated investments	86,497
Net change in unrealized appreciation on investments	423,324
Net gain on investments	11,820,383
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,811,955

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Financial Statements

Statements of Changes in Net Assets

	Year Ended		Year Ended
	October 31, 2014		October 31, 2013
OPERATIONS:
Net investment loss	$(8,428)		$(155,053)
Net realized gain on investments	11,397,059		8,243,533
Long-term capital gain distributions
from regulated investment companies	—		17,820
Net change in unrealized appreciation on investments	423,324		10,739,120
Net increase in net assets resulting from operations	11,811,955		18,845,420

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—		(50,837)
Net realized gains
Investor Class	(2,696,057)		—
Total distributions	(2,696,057)		(50,837)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	42,008,535		43,711,247
Dividends reinvested – Investor Class	2,639,350		49,255
Cost of shares redeemed – Investor Class	(43,989,911	)(1)	(38,910,007	)(2)
Net increase in net assets derived
from capital share transactions	657,974		4,850,495
TOTAL INCREASE IN NET ASSETS	9,773,872		23,645,078

NET ASSETS:
Beginning of year	88,300,969		64,655,891
End of year	$98,074,841		$88,300,969
Undistributed net investment loss, end of year	$—		$(161,731)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	2,098,171		2,488,338
Shares issued to holders as reinvestment
of dividends – Investor Class	135,909		3,367
Shares redeemed – Investor Class	(2,180,579)		(2,412,632)
Net increase in shares outstanding	53,501		79,073

(1)	Net of redemption fees of $287 related to redemption fees imposed by the FBR Large Cap Financial Fund during a prior year but not received until fiscal year 2014.
(2)	Net of redemption fees of $15 related to redemption fees imposed by the FBR Large Cap Financial Fund during a prior year but not received until fiscal year 2013.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011		2010

$19.01	$14.16	$11.91	$12.88		$12.61

0.00 (2)	(0.03)	0.01	(0.04	)(1)	(0.08)
2.44	4.89	2.24	(0.93)		0.35
2.44	4.86	2.25	(0.97)		0.27

—	(0.01)	—	—		—
(0.58)	—	—	—		—
(0.58)	(0.01)	—	—		—
0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)
$20.87	$19.01	$14.16	$11.91		$12.88

13.04%	34.37%	18.89%	(7.53)%		2.14%
$98.07	$88.30	$64.66	$55.68		$48.72
1.49%	1.57%	1.57%	1.61%		1.78%
(0.01)%	(0.22)%	0.09%	(0.34)%		(0.73)%
58%	75%	93%	97%		150%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Notes to Financial Statements October 31, 2014

1).  ORGANIZATION

The Hennessy Large Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Large Cap Financial Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences.  Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2014 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follow:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$170,159	$(170,159)	$ —

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.

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The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.
d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period.  Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification.  Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position.  During the fiscal year ended October 31, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-

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derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers. These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures.  There are numerous criteria that will be given consideration in determining a fair value of a security.  Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market.  Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale..  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2014 were $59,916,056 and $59,962,689, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund.  The Advisor provides the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee from the Fund.  The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.  The net investment advisory fees payable for the Fund as of October 31, 2014 were $71,870.

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The Advisor has contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 1.95% of the Fund’s net assets through February 28, 2015.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  During the three years ended October 31, 2014, no Advisor fees were waived and therefore no expenses are subject to potential recovery.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.  Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the fiscal year ended October 31, 2014 were $134,383.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fees paid to USBFS for the fiscal year ended October 31, 2014 were $115,114.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate.  During the fiscal year ended October 31, 2014, the Fund had an outstanding average daily balance and a weighted average interest rate of $95,151 and 3.25%, respectively.  The maximum

HENNESSY FUNDS                                                                                                           1-800-966-4354

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amount outstanding for the Fund during the period was $6,276,000.  At October 31, 2014, the Fund had a loan payable balance of $0.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follow:

Cost of investments for tax purposes	$79,895,065
Gross tax unrealized appreciation	$18,973,654
Gross tax unrealized depreciation	(1,126,145)
Net tax unrealized appreciation	$17,847,509
Undistributed ordinary income	$484,533
Undistributed long-term capital gains	9,468,994
Total distributable earnings	$9,953,527
Other accumulated gain	$—
Total accumulated gain	$27,801,036

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and partnership adjustments.

At October 31, 2014, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2014, the Fund did not defer, on a tax basis, any late year ordinary losses.

The tax character of distributions paid during fiscal year 2014 and fiscal year 2013 for the Fund were as follow:

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Ordinary income	$—	$50,837
Long-term capital gain	2,696,057	—
	$2,696,057	$50,837

8).  EVENTS SUBSEQUENT TO YEAR-END

On December 8, 2014, a short-term capital gains distribution of $0.10319 per share and a long-term capital gains distribution of $2.01658 per share were declared and paid to shareholders of record on December 5, 2014.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
And the Shareholders of Hennessy Large Cap Financial Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Large Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust (the “Trust”) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Large Cap Financial Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 30, 2014

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa	Trustee	Indefinite,	Mr. DeSousa is a real	16	Hennessy SPARX
Age: 78		until	estate investor.		Funds Trust;
Address:		successor			Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Robert T. Doyle	Trustee	Indefinite,	Mr. Doyle has been the	16	Hennessy SPARX
Age: 67		until	Sheriff of Marin County,		Funds Trust;
Address:		successor	California since 1996.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Gerald P. Richardson	Trustee	Indefinite,	Mr. Richardson is an	16	Hennessy SPARX
Age: 69		until	independent consultant		Funds Trust;
Address:		successor	in the securities industry.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		May 2004
for the
Funds (or
Predecessor
Funds)

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Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Chief	Trustee:	Mr. Hennessy has been	16	Hennessy
Age: 58	Investment	Indefinite,	employed by Hennessy		Advisors, Inc.
Address:	Officer,	until	Advisors, Inc., the Funds’		(current);
c/o Hennessy	Portfolio	successor	investment advisor, since		Hennessy SPARX
Advisors, Inc.	Manager,	elected	1989. He currently serves		Funds Trust;
7250 Redwood Blvd.	President,		as President, Chairman		Hennessy Mutual
Suite 200	Trustee	Served	and CEO of Hennessy		Funds, Inc.; and
Novato, CA 94945	and	since	Advisors, Inc.		The Hennessy
	Chairman	January			Funds, Inc.
	of the	1996
	Board	for the
Funds (or
Predecessor
Funds)

Officer:
1 year term

Served
since
June 2008
for the
Funds (or
Predecessor
Funds)

Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been	N/A	N/A
Age: 48	Vice		employed by Hennessy
Address:	President	Served	Advisors, Inc., the Funds’
c/o Hennessy	and	since	investment advisor, since
Advisors, Inc.	Treasurer	January	1989. She currently serves
7250 Redwood Blvd.		1996	as Executive Vice President,
Suite 200		for the	Chief Operations Officer,
Novato, CA 94945		Funds (or	Chief Financial Officer, and
		Predecessor	Secretary of Hennessy
		Funds)	Advisors, Inc.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”) and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI and HSFT.  Subsequent to the reorganization, HFMI, HFI and HSFT were dissolved.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by
Age: 58	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Served since	investment advisor, since 2000.
c/o Hennessy Advisors, Inc.		March 2000	He currently serves as Executive
7250 Redwood Blvd.		for the Funds (or	Vice President and Chief Compliance
Suite 200		Predecessor Funds)	Officer of Hennessy Advisors, Inc.
Novato, CA 94945

Jennifer Cheskiewicz(1)	Senior	1 year term	Ms. Cheskiewicz has been employed by
Age: 37	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Chief	Served since	investment advisor, since June 2013.
c/o Hennessy Advisors, Inc.	Compliance	June 2013	She previously served as in-house
7250 Redwood Blvd.	Officer	for the Funds (or	counsel to Carlson Capital, L.P., an
Suite 200		Predecessor Funds)	SEC-registered investment advisor to
Novato, CA 94945			several private funds from February
2010 to May 2013. Prior to that, she
was an attorney with Gibson, Dunn &
Crutcher LLP from September 2005
through February 2010. She currently
serves as General Counsel of
Hennessy Advisors, Inc.

Brian Carlson(1)	Senior	1 year term	Mr. Carlson has been employed by
Age: 42	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Head of	Served since	investment advisor, since
c/o Hennessy Advisors, Inc.	Distribution	December 2013	December 2013.
7250 Redwood Blvd.		for the Funds (or
Suite 200		Predecessor Funds)	Mr. Carlson was previously a
Novato, CA 94945			co-founder and principal of Trivium
Consultants, LLC from February 2011
through November 2013. Prior to that,
he was the Senior Managing Director
of NRP Financial, Inc. from August
2007 through February 2011.

David Ellison(1)	Portfolio Manager	1 year term	Mr. Ellison has served as Portfolio
Age: 56	and Senior		Manager of the Large Cap Financial
Address:	Vice President	Served since	Fund, the Small Cap Financial Fund,
c/o Hennessy Advisors, Inc.		October 2012	and the Technology Fund
101 Federal Street		for the Funds (or	since inception.
Suite 1900		Predecessor Funds)
Boston, MA 02110			Mr. Ellison previously served as Director,
CIO and President of FBR Advisers, Inc.
from December 1999 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Brian Peery(1)	Portfolio Manager	1 year term	Mr. Peery has been a Portfolio Manager
Age: 45	and		of the Cornerstone Growth Fund,
Address:	Vice President	Served since	the Cornerstone Mid Cap 30 Fund, the
c/o Hennessy Advisors, Inc.		March 2003	Cornerstone Large Growth Fund, the
7250 Redwood Blvd.		as Vice President	Cornerstone Value Fund, the Total
Suite 200		for the Funds (or	Return Fund, and the Balanced Fund
Novato, CA 94945		Predecessor Funds)	since October 2014. From February
2011 through September 2014, he
		Served since	served as Co-Portfolio Manager of
		February 2011	the same funds.
as Co-Portfolio
		Manager	Mr. Peery has been employed by
		for the Funds (or	Hennessy Advisors, Inc., the Funds’
		Predecessor Funds)	investment advisor, since 2002.

Winsor (Skip) Aylesworth(1)	Portfolio Manager	1 year term	Mr. Aylesworth has been Portfolio
Age: 67	and		Manager of the Gas Utility Index Fund
Address:	Vice President	Served since	since 1998 and Portfolio Manager of
c/o Hennessy Advisors, Inc.		October 2012	the Technology Fund since inception.
101 Federal Street		for the Funds (or
Suite 1900		Predecessor Funds)	Mr. Aylesworth previously served as
Boston, MA 02110			Executive Vice President of The FBR
Funds from 1999 to October 2012.

Ryan Kelley(1)	Portfolio Manager	1 year term	Mr. Kelley has been a Portfolio Manager
Age: 42	and		of the Gas Utility Index Fund (formerly
Address:	Vice President	Served since	the FBR Gas Utility Index Fund), the
c/o Hennessy Advisors, Inc.		March 2013	Small Cap Financial Fund (formerly the
1340 Environ Way		for the Funds (or	FBR Small Cap Financial Fund), and the
Chapel Hill, NC 27517		Predecessor Funds)	Large Cap Financial Fund (formerly the
FBR Large Cap Financial Fund) since
October 2014. From March 2013
through September 2014, he served
as a Co-Portfolio Manager of the same
funds. Prior to that, he was a Portfolio
Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio
Manager of The FBR Funds from
January 2008 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Expense Example (Unaudited)
October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/14	10/31/14	5/1/14 – 10/31/14
Investor Class

Actual	$1,000.00	$1,065.90	$7.71

Hypothetical (5% return
before expenses)	$1,000.00	$1,017.74	$7.53

(1)
Expenses are equal to the Fund’s expense ratio of 1.48% for Investor Class shares, as applicable multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.  The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and
•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2014

HENNESSY TECHNOLOGY FUND

Investor Class HTECX
Institutional Class HTCIX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS                                                                                                           1-800-966-4354

December 2014
Dear Shareholder:

As I look back at 2014, I realize that in this age of rapidly evolving technology, information is delivered and absorbed so quickly that it is difficult to remember what happened last week, let alone what’s happened over the course of an entire year. That is why I’d like to take a moment to recall some of the year’s highs and lows, economically, politically and socially, here in the U.S. and around the globe. 2014 was scarred by political partisanship, civil unrest in the U.S., Ukraine and many other countries, the arrival of terrorist group ISIS, the tragedies of school shootings and natural disasters, and the frightening outbreak of Ebola.  However, there were also positive events this year: we survived a government shutdown over healthcare reform, jobs reports have been consistently, albeit anemically, improving, and home prices remained relatively stable, after recovering significantly in 2013. And, important to us here at Hennessy, our hometown team, the San Francisco Giants, won their third World Series in just five years!

A significant event for the financial industry this past year was the confirmation of Janet Yellen as Chair of the Federal Reserve, which served to calm the nerves of business and political leaders alike.  I believe Yellen’s leadership will benefit U.S. business owners, as the Fed continues to be a voice of reason in a sea of political and economic rhetoric.  The Fed has also supported the economy and corporate America by helping keep interest rates reasonable and low.

The stock market has continued its determined comeback from the lows of 2009, setting multiple record highs in recent months. The U.S. financial markets have provided strong returns over the past twelve-month period ended October 31, 2014, with the Dow Jones Industrial Average (DJIA) returning over 14% and S&P 500 Index returning over 17% during the period. The DJIA currently has a dividend yield of 2.2%, which is equal to that of a 10-Year U.S. Treasury, which is currently also yielding 2.2%. I continue to believe that investments in high-yielding, high-quality stocks have the potential to not only provide income but also the potential for stock price appreciation as well. Fixed income investing has run its course, in my opinion, and many individuals are currently benefiting from the return to investing in equities that possess strong fundamentals. American investors are slowly migrating from fixed income to equities. Currently, 54% of Americans invest in stocks, and I do expect this percentage to increase, especially if interest rates move higher.

For the past several years, U.S. corporations have been driving shareholder value by making acquisitions, initiating and raising dividends, investing in internal infrastructure and buying back stock. However, this year I began to see a shift from those strategies. I believe the easier to execute acquisitions are a thing of the past, and firms now have to be even more creative to execute accretive deals. I also believe that while firms may continue to initiate dividends, fewer firms will raise their dividends and fewer firms will participate in stock buyback programs going forward.  What will these cash-rich companies do with their capital if they are not raising dividends or buying back stock? I believe they may begin to initiate capital expenditure programs that could truly benefit economic growth.

Liquidity and monetary conditions are supportive, causing the cost of capital to be very low. I believe firms will choose to spend capital to expand their sales, and they may even begin to hire in earnest. Once a company begins to move in this way, the cost to

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defer becomes real for competitors. With almost $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies, a strategic shift by firms to spend their idle capital, while slow, could potentially further economic growth in the U.S. in my opinion.

Economic progress and growth remain slow, yet steady, and unemployment, though improving, remains high. Oil prices have fallen, giving consumers a bit more discretionary income.  While the midterm elections may not end all of the gridlock in Washington, hopefully we will receive clarity on the political headwinds of taxes and regulations, which have not improved over the past several years.

The markets have had several quarters without any truly significant downturn. The pullbacks we recently experienced, most notably in July and October, were short-lived, as evidenced by the quick rebound to record high market levels.  I firmly believe that we are in a secular bull market, and I continue to tell investors to try to remain calm in the face of volatility and continue to focus on the strong, long-term fundamentals that are evident in the market today.  Many companies continue to have strong balance sheets, with record cash flows and profits. With this current bull market in its fifth year, investors should expect some volatility.

I am encouraged by the strong returns for the major U.S. financial market indices and by the performance of the Hennessy Funds over the past year. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength. A firm’s cash flow is the movement of cash in and out of the firm in the form of payments to suppliers and collections from customers. Dividend Yield is calculated as the annual dividends paid by a company divided by the price of a share of their stock.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on multiple factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2014

	One	Five	Ten
	Year	Years	Years
Hennessy Technology Fund –
Investor Class (HTECX)	9.51%	10.43%	6.58%
Hennessy Technology Fund –
Institutional Class (HTCIX)(1)	9.80%	10.66%	6.69%
NASDAQ Composite Index	19.58%	19.20%	10.18%
S&P 500 Index	17.27%	16.69%	8.20%

Expense ratios:	Gross 3.08%, Net 1.99%(2) (Investor Class);
Gross 2.80%, Net 1.74%(2) (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com. Performance for periods prior to October 26, 2012 is that of the FBR Technology Fund.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of the Institutional Class shares is March 12, 2010. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(2)	The Fund’s investment advisor has contractually agreed to waive a portion of its expenses through February 28, 2015.

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PERFORMANCE NARRATIVE

Portfolio Managers Winsor H. (Skip) Aylesworth and David H. Ellison

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2014, the Investor Class of the Hennessy Technology Fund returned 9.51%, underperforming the NASDAQ Composite Index, the S&P 500 Index and the Morningstar Technology Category Average, which returned 19.58%, 17.27%, and 18.28% for the same period, respectively.

After a relatively good start to the year, the Fund lagged its benchmarks for the twelve-month period. Our emphasis on stocks with growing tangible book value, growing revenues and growing profits, did not keep pace with the market and the overall technology sector. In review, the portfolio featured stocks that carried relative high multiples as a result of individual growth. This made the investments particularly vulnerable to market corrections that occurred during the period. A metric that people use to describe this performance action is “beta;” the higher the beta, the higher volatility. The Fund and the underlying stocks we owned had high betas. Owning high beta stocks is not a primary investment objective of the Fund, but it was a result of implementing the investment approach. A goal for next year will be to lower the average beta of the Fund and hence lower the volatility.

Two stocks that did reward us were Illumina, Inc. and Micron Technology, Inc., which returned 106% and 40%, respectively. Illumina manufactures and markets life science tools and integrated systems for the analytics of data to the biotech industry. Illumina concentrates on the genetics and genome part of the biotech industry and has benefited from a growing revenue and profit stream. Micron is one of the largest flash memory makers and benefited from consumer products using more and more flash memory. As Apple, Samsung and others bring out more and more tech products that feature flash memory, Micron should continue to benefit.

Two stocks that were major detractors to the Fund’s performance were Amazon.com, Inc. and Twitter, Inc., with returns of -23% and -20%, respectively. Well known and widely held Amazon is one of the largest online retailers and has an impressive record of revenue, gross profit and tangible book value growth  with virtually no leverage. Unfortunately, all these positives have not led to any net income as the company has been investing its cash flow in new ventures, which they hope will flourish in the future. To date, results have been mixed and impatient investors sold the shares. Due to the low leverage nature of the company, we have maintained our investment, believing that these investments should ultimately pay off. Twitter was a new investment this year, as it is one of the leading social media companies.  The company is growing rapidly, but it has yet to turn a net profit. The opportunity is that the strong growth will continue as management maximizes revenue opportunities. When combined, these investments comprise approximately 9.0% of the Fund and their underperformance was a major reason the Fund underperformed its benchmarks.

Additional Portfolio Manager Commentary and related investment outlook:

As we head into the important holiday season, Apple and Samsung, among others, have all rolled out next generation technology products to entice the consumer. Corporations continually look to the technology sector to improve their efficiency and bottom line.  As a result, we believe the technology industry should continue to entice investors, as it offers potential solutions to the problems of mankind and innovative products for the consumer. As we move forward, we will continue to look for investments with growing

HENNESSY FUNDS                                                                                                           1-800-966-4354

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revenues, growing gross profits and growing tangible book value with a more focused eye on their volatility.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks.  The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund is non-diversified, meaning it concentrates its assets in fewer holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.  Investments are focused in the technology industry, which may be adversely affected by rapidly changing technology, availability of capital, R&D, government regulation and the relatively high risks of obsolescence caused by scientific and technological advances.  The Fund may invest in foreign securities, which may involve greater volatility and political, economic and currency risk and differences in accounting methods.  The Fund may invest in IPOs, which may fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund.  The Fund invests in small- and medium-capitalization companies, which involves additional risks such as more limited liquidity and greater volatility than large-capitalization companies.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Tangible Book Value is a method of valuing a company by measuring its equity after removing any intangible assets.

Beta measures the volatility of a fund or stock, as compared to that of the overall market or of a benchmark.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

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Financial Statements

Schedule of Investments

HENNESSY TECHNOLOGY FUND

As of October 31, 2014
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

T- Mobile US, Inc.	4.48%
SanDisk Corp.	4.46%
Netflix, Inc.	4.44%
Amazon.com, Inc.	4.43%
Applied Materials, Inc.	4.40%
LinkedIn Corp., Class A	4.37%
salesforce.com, Inc.	4.35%
Corning, Inc.	4.31%
Thermo Fisher Scientific, Inc.	4.28%
Twitter, Inc.	4.24%

Note:  For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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COMMON STOCKS – 96.06%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 9.73%
Amazon.com, Inc. (a)	860	$262,696	4.43%
Harman International Industries	475	50,986	0.86%
Netflix, Inc. (a)	670	263,156	4.44%
		576,838	9.73%

Financials – 0.34%
Zillow, Inc. (a)	185	20,115	0.34%

Health Care – 22.35%
Alexion Pharmaceuticals, Inc. (a)	657	125,723	2.12%
Align Technology, Inc. (a)	1,340	70,511	1.19%
athenahealth, Inc. (a)	90	11,025	0.19%
Biogen Idec, Inc. (a)	595	191,043	3.22%
Gilead Sciences, Inc. (a)	1,088	121,856	2.06%
Illumina, Inc. (a)	303	58,352	0.98%
McKesson Corp.	1,220	248,160	4.19%
Regeneron Pharmaceuticals (a)	620	244,106	4.12%
Thermo Fisher Scientific, Inc.	2,160	253,951	4.28%
		1,324,727	22.35%

Information Technology – 59.16%
3D Systems Corp. (a)	772	29,182	0.49%
Ambarella, Inc. (a) (c)	390	17,273	0.29%
Applied Materials, Inc.	11,800	260,662	4.40%
Arris Group, Inc. (a)	2,567	77,061	1.30%
Canadian Solar, Inc. (a) (c)	545	17,385	0.29%
Cavium, Inc. (a)	575	29,503	0.50%
Cognex Corp. (a)	1,562	61,793	1.04%
Corning, Inc.	12,495	255,273	4.31%
Dealertrack Technologies, Inc (a)	1,045	49,167	0.83%
Edgewater Technology, Inc. (a)	5,275	37,242	0.63%
Envestnet, Inc. (a)	190	8,440	0.14%
Facebook, Inc. (a)	2,485	186,350	3.14%
First Solar, Inc. (a)	745	43,881	0.74%
Guidewire Software, Inc. (a)	1,235	61,676	1.04%
LAM Research Corp.	2,795	217,619	3.67%
LinkedIn Corp., Class A (a)	1,130	258,725	4.37%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Manhattan Associates, Inc. (a)	1,230	$49,335	0.83%
Methode Electronics, Inc.	635	25,006	0.42%
Microchip Technology, Inc.	3,509	151,273	2.55%
Micron Technology, Inc. (a)	5,830	192,915	3.26%
NetSuite, Inc. (a)	170	18,472	0.31%
Pandora Media, Inc. (a)	910	17,545	0.30%
Reis, Inc.	1,525	35,685	0.60%
Rf Microdevices, Inc. (a)	4,900	63,749	1.08%
salesforce.com, Inc. (a)	4,030	257,880	4.35%
SanDisk Corp.	2,805	264,063	4.46%
Servicenow, Inc. (a)	330	22,417	0.38%
Skyworks Solutions, Inc.	3,225	187,824	3.17%
Splunk, Inc. (a)	555	36,674	0.62%
Stratasys Ltd. (a) (c)	840	101,102	1.71%
The Ultimate Software Group, Inc. (a)	500	75,255	1.27%
Twitter, Inc. (a)	6,060	251,308	4.24%
Workday, Inc. (a)	1,300	124,124	2.09%
Yelp, Inc. (a)	340	20,400	0.34%
		3,506,259	59.16%

Telecommunication Services – 4.48%
T- Mobile US, Inc. (a)	9,092	265,395	4.48%

Total Common Stocks
(Cost $5,280,190)		5,693,334	96.06%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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SHORT-TERM INVESTMENTS – 2.75%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.75%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	162,818	$162,818	2.75%

Total Short-Term Investments
(Cost $162,818)		162,818	2.75%

Total Investments
(Cost $5,443,008) – 98.81%		5,856,152	98.81%
Other Assets in Excess
of Liabilities – 1.19%		70,454	1.19%
TOTAL NET ASSETS – 100.00%		$5,926,606	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2014.
(c)	U.S. traded security of a foreign corporation

Summary of Fair Value Exposure at October 31, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$576,838	$—	$—	$576,838
Financials	20,115	—	—	20,115
Health Care	1,324,727	—	—	1,324,727
Information Technology	3,506,259	—	—	3,506,259
Telecommunication Services	265,395	—	—	265,395
Total Common Stocks	$5,693,334	$—	$—	$5,693,334
Short-Term Investments
Money Market Funds	$162,818	$—	$—	$162,818
Total Short-Term Investments	$162,818	$—	$—	$162,818
Total Investments	$5,856,152	$—	$—	$5,856,152

Transfers between levels are recognized at the end of the reporting period. During the twelve-month period ended October 31, 2014, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in securities, at value (cost $5,443,008)	$5,856,152
Dividends and interest receivable	843
Receivable for securities sold	155,776
Prepaid expenses and other assets	14,245
Due from Advisor	1,674
Total Assets	6,028,690

LIABILITIES:
Payable for securities purchased	61,651
Payable for fund shares redeemed	2,354
Payable to administrator	1,291
Payable to auditor	19,103
Accrued distribution fees	6,737
Accrued trustees fees	2,701
Accrued expenses and other payables	8,247
Total Liabilities	102,084
NET ASSETS	$5,926,606

NET ASSETS CONSIST OF:
Capital stock	$6,314,793
Accumulated net investment loss	(79,279)
Accumulated net realized loss on investments	(722,052)
Unrealized net appreciation on investments	413,144
Total Net Assets	$5,926,606

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$4,992,735
Shares issued and outstanding	336,017
Net asset value, offering price and redemption price per share	$14.86

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$933,871
Shares issued and outstanding	62,186
Net asset value, offering price and redemption price per share	$15.02

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statement of Operations for the year ended October 31, 2014

INVESTMENT INCOME:
Dividend income	$24,060
Interest income	21
Total investment income	24,081

EXPENSES:
Investment advisory fees (See Note 5)	54,977
Federal and state registration fees	34,738
Compliance expense	21,488
Audit fees	19,100
Distribution fees – Investor Class (See Note 5)	12,503
Trustees’ fees and expenses	8,789
Reports to shareholders	6,743
Administration, fund accounting, custody and transfer agent fees	5,569
Sub-transfer agent expenses – Investor Class (See Note 5)	4,609
Sub-transfer agent expenses – Institutional Class (See Note 5)	149
Legal fees	1,194
Interest expense (See Note 6)	60
Other expenses	5,210
Total expenses before reimbursement by advisor	175,129
Expense reimbursement by advisor – Investor Class	(48,732)
Expense reimbursement by advisor – Institutional Class	(9,989)
Net expenses	116,408
NET INVESTMENT LOSS	$(92,327)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$1,045,681
Net change in unrealized depreciation on investments	(478,710)
Net gain on investments	566,971
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$474,644

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statements of Changes in Net Assets

	Year Ended		Year Ended
	October 31, 2014		October 31, 2013
OPERATIONS:
Net investment loss	$(92,327)		$(66,991)
Net realized gain on investments	1,045,681		577,798
Net change in unrealized appreciation (depreciation)
on investments	(478,710)		802,157
Net increase in net assets resulting from operations	474,644		1,312,964

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,203,915		633,313
Proceeds from shares subscribed – Institutional Class	118,363		199,069
Cost of shares redeemed – Investor Class	(1,088,682	)(1)	(1,642,150)
Cost of shares redeemed – Institutional Class	(462,083)		(196,791)
Net decrease in net assets
derived from capital share transactions	(228,487)		(1,006,559)
TOTAL INCREASE IN NET ASSETS	246,157		306,405

NET ASSETS:
Beginning of year	5,680,449		5,374,044
End of year	$5,926,606		$5,680,449
Undistributed net investment loss, end of year	$(79,279)		$(65,889)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	80,861		54,289
Shares sold – Institutional Class	8,180		16,644
Shares redeemed – Investor Class	(75,777)		(139,783)
Shares redeemed – Institutional Class	(33,013)		(16,569)
Net decrease in shares outstanding	(19,749)		(85,419)

(1)	Net of redemption fees of $15 related to redemption fees imposed by the Fund during a prior year but not received until fiscal year 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations

Paid-in capital from redemption fees(1)
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(3)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011		2010

$13.57	$10.67	$10.86	$11.00		$9.05

(0.23)	(0.20)	(0.15)	(0.17	)(1)	(0.14)
1.52	3.10	(0.04)	0.03		2.08
1.29	2.90	(0.19)	(0.14)		1.94

0.00 (2)	—	0.00 (2)	0.00	(2)	0.01
$14.86	$13.57	$10.67	$10.86		$11.00

9.51%	27.18%	(1.75)%	(1.27)%		21.55%

$4.99	$4.49	$4.44	$5.70		$8.21

2.92%	3.04%	3.20%	2.79%		2.50%
1.95%	1.95%	1.95%	1.95%		1.95%

(2.53)%	(2.36)%	(2.39)%	(2.38)%		(1.64)%
(1.55)%	(1.27)%	(1.14)%	(1.54)%		(1.10)%
204%	164%	138%	141%		353%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations

Paid-in capital from redemption fees
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(6)

(1)	Institutional Class shares commenced operations on March 12, 2010.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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					Period Ended
Year Ended October 31,					October 31,
2014	2013	2012	2011		2010(1)

$13.68	$10.73	$10.89	$11.00		$10.46

(0.26)	(0.12)	(0.11)	(0.14	)(2)	(0.07)
1.60	3.07	(0.05)	0.03		0.61
1.34	2.95	(0.16)	(0.11)		0.54

—	—	0.00 (3)	0.00	(3)	0.00	(3)
$15.02	$13.68	$10.73	$10.89		$11.00

9.80%	27.49%	(1.47)%	(1.00)%		5.16	%(4)

$0.93	$1.19	$0.93	$1.16		$4.61

2.60%	2.76%	4.11%	3.45%		2.34	%(5)
1.70%	1.70%	1.70%	1.70%		1.70	%(5)

(2.23)%	(2.10)%	(3.31)%	(2.99)%		(1.41	)%(5)
(1.33)%	(1.04)%	(0.90)%	(1.24)%		(0.77	)%(5)
204%	164%	138%	141%		353	%(4)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Notes to Financial Statements October 31, 2014

1).  ORGANIZATION

The Hennessy Technology Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Technology Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2014 fiscal year have been identified

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and appropriately reclassified on the Statement of Assets and Liabilities. The adjustments are as follow:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$78,937	$ —	$(78,937)

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).	Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings

HENNESSY FUNDS                                                                                                           1-800-966-4354

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and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions. During the fiscal year ended October 31, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

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3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

  Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2014 were $12,157,613 and $12,474,971, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2014.

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5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.

The Advisor has contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 1.95% and 1.70% of the Fund’s net assets for the Investor Class shares and Institutional Class shares of the Fund, respectively, through February 28, 2015.  The net expense reimbursement for the Fund as of October 31, 2014 was $1,674.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the reimbursement.  The Advisor waived or reimbursed expenses of $58,721 for the Fund during the fiscal year ended October 31, 2014.  As of October 31, 2014, cumulative expenses subject to potential recovery to the aforementioned conditions and year of expiration are as follow:

	October 31, 2015	October 31, 2016	October 31, 2017	Total
Investor Class	$619	$48,568	$48,732	$97,919
Institutional Class	$151	$10,931	$ 9,989	$21,071

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the fiscal year ended October 31, 2014 were $4,758.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the fiscal year ended October 31, 2014 were $5,569.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the fiscal year ended October 31, 2014, the Fund had an outstanding average daily balance and a weighted average interest rate of $1,479 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $185,000.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes for the Fund were as follow:

Cost of investments for tax purposes	$5,532,501
Gross tax unrealized appreciation	$583,785
Gross tax unrealized depreciation	(260,134)
Net tax unrealized appreciation	$323,651
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated loss	$(711,838)
Total accumulated loss	$(388,187)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2014, the Fund had capital loss carryforwards of $632,559 that expire October 31, 2017.

During the year ended October 31, 2014, the capital loss carry forwards utilized for the Fund were $1,124,612.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2014, the Fund deferred, on a tax basis, a late year ordinary loss of $79,279.

The Fund did not pay any distributions during fiscal year 2014 or fiscal year 2013.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
And the Shareholders of Hennessy Technology Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Technology Fund (the “Fund”), a series of Hennessy Funds Trust (the “Trust”) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Technology Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2014

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa	Trustee	Indefinite,	Mr. DeSousa is a real	16	Hennessy SPARX
Age: 78		until	estate investor.		Funds Trust;
Address:		successor			Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Robert T. Doyle	Trustee	Indefinite,	Mr. Doyle has been the	16	Hennessy SPARX
Age: 67		until	Sheriff of Marin County,		Funds Trust;
Address:		successor	California since 1996.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Gerald P. Richardson	Trustee	Indefinite,	Mr. Richardson is an	16	Hennessy SPARX
Age: 69		until	independent consultant		Funds Trust;
Address:		successor	in the securities industry.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		May 2004
for the
Funds (or
Predecessor
Funds)

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Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Chief	Trustee:	Mr. Hennessy has been	16	Hennessy
Age: 58	Investment	Indefinite,	employed by Hennessy		Advisors, Inc.
Address:	Officer,	until	Advisors, Inc., the Funds’		(current);
c/o Hennessy	Portfolio	successor	investment advisor, since		Hennessy SPARX
Advisors, Inc.	Manager,	elected	1989. He currently serves		Funds Trust;
7250 Redwood Blvd.	President,		as President, Chairman		Hennessy Mutual
Suite 200	Trustee	Served	and CEO of Hennessy		Funds, Inc.; and
Novato, CA 94945	and	since	Advisors, Inc.		The Hennessy
	Chairman	January			Funds, Inc.
	of the	1996
	Board	for the
Funds (or
Predecessor
Funds)

Officer:
1 year term

Served
since
June 2008
for the
Funds (or
Predecessor
Funds)

Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been	N/A	N/A
Age: 48	Vice		employed by Hennessy
Address:	President	Served	Advisors, Inc., the Funds’
c/o Hennessy	and	since	investment advisor, since
Advisors, Inc.	Treasurer	January	1989. She currently serves
7250 Redwood Blvd.		1996	as Executive Vice President,
Suite 200		for the	Chief Operations Officer,
Novato, CA 94945		Funds (or	Chief Financial Officer, and
		Predecessor	Secretary of Hennessy
		Funds)	Advisors, Inc.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”) and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI and HSFT.  Subsequent to the reorganization, HFMI, HFI and HSFT were dissolved.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by
Age: 58	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Served since	investment advisor, since 2000.
c/o Hennessy Advisors, Inc.		March 2000	He currently serves as Executive
7250 Redwood Blvd.		for the Funds (or	Vice President and Chief Compliance
Suite 200		Predecessor Funds)	Officer of Hennessy Advisors, Inc.
Novato, CA 94945

Jennifer Cheskiewicz(1)	Senior	1 year term	Ms. Cheskiewicz has been employed by
Age: 37	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Chief	Served since	investment advisor, since June 2013.
c/o Hennessy Advisors, Inc.	Compliance	June 2013	She previously served as in-house
7250 Redwood Blvd.	Officer	for the Funds (or	counsel to Carlson Capital, L.P., an
Suite 200		Predecessor Funds)	SEC-registered investment advisor to
Novato, CA 94945			several private funds from February
2010 to May 2013. Prior to that, she
was an attorney with Gibson, Dunn &
Crutcher LLP from September 2005
through February 2010. She currently
serves as General Counsel of
Hennessy Advisors, Inc.

Brian Carlson(1)	Senior	1 year term	Mr. Carlson has been employed by
Age: 42	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Head of	Served since	investment advisor, since
c/o Hennessy Advisors, Inc.	Distribution	December 2013	December 2013.
7250 Redwood Blvd.		for the Funds (or
Suite 200		Predecessor Funds)	Mr. Carlson was previously a
Novato, CA 94945			co-founder and principal of Trivium
Consultants, LLC from February 2011
through November 2013. Prior to that,
he was the Senior Managing Director
of NRP Financial, Inc. from August
2007 through February 2011.

David Ellison(1)	Portfolio Manager	1 year term	Mr. Ellison has served as Portfolio
Age: 56	and Senior		Manager of the Large Cap Financial
Address:	Vice President	Served since	Fund, the Small Cap Financial Fund,
c/o Hennessy Advisors, Inc.		October 2012	and the Technology Fund
101 Federal Street		for the Funds (or	since inception.
Suite 1900		Predecessor Funds)
Boston, MA 02110			Mr. Ellison previously served as Director,
CIO and President of FBR Advisers, Inc.
from December 1999 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSYFUNDS.COM

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Brian Peery(1)	Portfolio Manager	1 year term	Mr. Peery has been a Portfolio Manager
Age: 45	and		of the Cornerstone Growth Fund,
Address:	Vice President	Served since	the Cornerstone Mid Cap 30 Fund, the
c/o Hennessy Advisors, Inc.		March 2003	Cornerstone Large Growth Fund, the
7250 Redwood Blvd.		as Vice President	Cornerstone Value Fund, the Total
Suite 200		for the Funds (or	Return Fund, and the Balanced Fund
Novato, CA 94945		Predecessor Funds)	since October 2014. From February
2011 through September 2014, he
		Served since	served as Co-Portfolio Manager of
		February 2011	the same funds.
as Co-Portfolio
		Manager	Mr. Peery has been employed by
		for the Funds (or	Hennessy Advisors, Inc., the Funds’
		Predecessor Funds)	investment advisor, since 2002.

Winsor (Skip) Aylesworth(1)	Portfolio Manager	1 year term	Mr. Aylesworth has been Portfolio
Age: 67	and		Manager of the Gas Utility Index Fund
Address:	Vice President	Served since	since 1998 and Portfolio Manager of
c/o Hennessy Advisors, Inc.		October 2012	the Technology Fund since inception.
101 Federal Street		for the Funds (or
Suite 1900		Predecessor Funds)	Mr. Aylesworth previously served as
Boston, MA 02110			Executive Vice President of The FBR
Funds from 1999 to October 2012.

Ryan Kelley(1)	Portfolio Manager	1 year term	Mr. Kelley has been a Portfolio Manager
Age: 42	and		of the Gas Utility Index Fund (formerly
Address:	Vice President	Served since	the FBR Gas Utility Index Fund), the
c/o Hennessy Advisors, Inc.		March 2013	Small Cap Financial Fund (formerly the
1340 Environ Way		for the Funds (or	FBR Small Cap Financial Fund), and the
Chapel Hill, NC 27517		Predecessor Funds)	Large Cap Financial Fund (formerly the
FBR Large Cap Financial Fund) since
October 2014. From March 2013
through September 2014, he served
as a Co-Portfolio Manager of the same
funds. Prior to that, he was a Portfolio
Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio
Manager of The FBR Funds from
January 2008 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSY FUNDS                                                                                                           1-800-966-4354

29

Expense Example (Unaudited)
October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/14	10/31/14	5/1/14 – 10/31/14
Investor Class

Actual	$1,000.00	$1,104.00	$10.34

Hypothetical (5% return
before expenses)	$1,000.00	$1,015.38	$9.91

Institutional Class

Actual	$1,000.00	$1,105.20	$9.02

Hypothetical (5% return
before expenses)	$1,000.00	$1,016.64	$8.64

(1)
Expenses are equal to the Fund’s expense ratio of 1.95% for Investor Class shares or 1.70% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                           1-800-966-4354

31

Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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32

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and
•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

33

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2014

HENNESSY JAPAN FUND

Investor Class HJPNX
Institutional Class HJPIX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	32
Proxy Voting	34
Quarterly Filings on Form N-Q	34
Householding	34
Privacy Policy	35

HENNESSY FUNDS                                                                                                           1-800-966-4354

December 2014
Dear Shareholder:

As I look back at 2014, I realize that in this age of rapidly evolving technology, information is delivered and absorbed so quickly that it is difficult to remember what happened last week, let alone what’s happened over the course of an entire year. That is why I’d like to take a moment to recall some of the year’s highs and lows, economically, politically and socially, here in the U.S. and around the globe. 2014 was scarred by political partisanship in Washington, civil unrest in the U.S., Ukraine and many other countries, the arrival of terrorist group ISIS, and the frightening outbreak of Ebola.  However, there were also positive events this year: In the U.S., we survived a government shutdown over healthcare reform, jobs reports have been consistently, albeit anemically, improving, and home prices remained relatively stable, after recovering significantly in 2013. The appointment of Janet Yellen as Chair of the Federal Reserve served to calm the nerves of business and political leaders alike. Japan successfully instituted its long-anticipated consumption tax increase, and the Bank of Japan stunned investors at the end of October when it unexpectedly expanded its already massive monetary stimulus.

The Japanese financial markets were volatile during the twelve-month period ended October 31, 2014, and ended roughly flat with the TOPIX returning -0.47% and the Nikkei 225 returning 0.43% (in U.S. Dollar terms). Looking back at the period, the Japanese market was buoyed by positive global economic data and improved corporate profitability, finishing 2013 at a six-year high. However, at the start of 2014, this momentum stalled and Japanese stocks promptly declined and remained range-bound, due to growth in emerging markets slowing and tensions between Ukraine and Russia escalating. In May 2014, the Japanese stock market began to show signs of life when economic data suggested that the impact of April’s consumption tax hike from 5% to 8% was not as severe as anticipated.

Although mixed Japanese macroeconomic indicators pointed to a slow, but positive recovery, Japanese stocks tumbled in the first two weeks of October because of concerns over global growth and a decline in oil prices. However, with two weeks remaining, global equity markets rebounded following the release of better-than-expected U.S. statistics. With Japanese stocks on the rise, the Bank of Japan announced that it would inject 80 trillion Yen ($650 billion) per year, which is an increase of 10-20 trillion Yen over its current policy, in order to support its 2% inflation target. This caused global investors to pile into the Japan market, and as a result, the Nikkei 225 index ended the period at a seven-year high, while the Yen fell to its lowest level in seven years.

While the first two arrows of Abenomics - unprecedented monetary expansion and fiscal stimulus - have garnered the most attention, the Japanese government’s new measures of its “Japan Revitalization Strategy”, better known as the third arrow of Abenomics, have begun to make an impact. The first of the strategy’s three main pillars, “Restoring Japan’s earning power” is not only focused on transforming Japan’s corporate mindset to achieve better performance in the form of higher return on equity, but also on changing citizen’s mindset from saving to investment. In addition to introducing a new index, the JPX-Nikkei Index 400, which was created to include only stocks focused on returning capital to shareholders, the government formulated Japan’s Stewardship Code that encourages institutional investors to promote long-term value creation through dialogue with corporate management.

HENNESSYFUNDS.COM

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Prime Minister Abe additionally implemented structural tax and investment changes for Japanese citizens to encourage greater equity ownership. Through the Nippon Individual Savings Accounts program, or NISA, Japanese residents can invest up to 5 million yen (approximately $50,000) on a tax-free basis. Since its introduction in January 2014, NISA has grown to 7.3 million accounts with $16 billion invested as of the end of June.  The reform of Japan’s and the world’s largest pension fund, the Government Pension Investment Fund (GPIF) is also expected to spur higher Japanese equity ownership levels.  In late October GPIF, which holds $1.2 trillion in assets, announced its new asset mix, which aims to increase Japanese stocks from 12 to 25% of its portfolio. We believe that this shift towards equities could be amplified as other Japanese public and private pension funds, which hold an additional $1.5 trillion in assets, potentially follow GPIF’s lead.

We strongly believe that Abenomics is on the right track, but needs more time for the various programs to work and targets to be met. The outcome of December’s elections, with a landslide victory for Prime Minister Abe’s Liberal Democratic Party, should allow Abe and his Cabinet the time to continue executing these economic policies and growth initiatives.  We do not believe that the Japanese is overvalued, with the major indices at 15-16x earnings, and we anticipate that the market will continue to grow in line with earnings growth next year.

I firmly believe that both the U.S. and Japan are in the midst of a secular bull market, and I continue to tell investors to try to remain calm in the face of volatility and continue to focus on the strong, long-term fundamentals that are evident in these markets today.

I am encouraged by the returns for the major financial market indices and by the performance of the Hennessy Funds over the past year. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings growth is not a measure of the Fund’s future performance.

The TOPIX (Tokyo Price Index) and Nikkei 225 Index are unmanaged indices commonly used to measure the performance of Japanese stocks, and these indices are presented in U.S. Dollar terms.  The JPX-Nikkei Index 400 is composed of 400 companies deemed to have high appeal for investors, which meet requirements of global investment standards, such as efficient use of capital and investor-focused management perspectives as determined by the Tokyo Stock Exchange. One cannot invest directly in an index.

HENNESSY FUNDS                                                                                                           1-800-966-4354

3

Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on multiple factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2014

	One	Five	Ten
	Year	Years	Years
Hennessy Japan Fund –
Investor Class (HJPNX)	10.62%	13.91%	6.10%
Hennessy Japan Fund –
Institutional Class (HJPIX)	10.86%	14.19%	6.28%
Russell/Nomura Total MarketTM Index	0.99%	6.39%	3.59%
Tokyo Price Index (TOPIX)	-0.47%	5.78%	3.32%

Expense ratios: 1.91% (Investor Class); 1.67% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

HENNESSYFUNDS.COM

4

PERFORMANCE NARRATIVE
SPARX ASSET MANAGEMENT CO., LTD, SUB-ADVISOR

Portfolio Managers Masakazu Takeda, CMA, and Yu Shimizu, CMA, SPARX Asset Management Co., Ltd. (sub-advisor)

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2014, the Investor Class of the Hennessy Japan Fund returned 10.62%, significantly outperforming the Russell/Nomura Total Market™ Index, the Tokyo Price Index (TOPIX) and the Morningstar Japan Category Average, which returned 0.99%, -0.47% and 2.02% for the same period, respectively.

The largest positive contributors to the Fund’s performance among the 33 TOPIX sub-industries were shares of auto-related firms, miscellaneous manufacturing firms, and electric appliances makers. Conversely, shares of banks, pharmaceutical makers and wholesalers performed negatively during the 12-month period.

Among the strongest performing stocks in the Fund during the period were the world’s major electric motor manufacturer, Nidec Corporation, the global market share leader in bicycle parts, Shimano, Inc., and high performance running shoe maker, ASICS Corporation. Over the past twelve months, in Yen terms, shares of Nidec rallied +52% as the company continues to undergo a rapid transition to diversify its business portfolio from computer hard disk drive precision motors to a broader range of motors. Solid earnings and strong franchises have led to steady share appreciation of both Shimano (+71%, in Yen terms) and ASICS (+50%, in Yen terms). The Fund continues to hold all of these positions.

Conversely, Japan’s second and third largest financial services groups, Sumitomo Mitsui Financial Group, Inc. and Mizuho Financial Group, Inc., and Japan’s leading general trading company Sumitomo Corporation were among the major detractors from the Fund’s performance. During the period, shares of Sumitomo Mitsui Financial Group, Inc. and Mizuho Financial Group, Inc. dropped -7% and -2%, respectively in Yen terms, as low loan demand and Japan’s zero interest rate environments persist. Meanwhile, weak commodity markets and project write-offs have dampened enthusiasm for Sumitomo Corporation leading to a -8% decline in its share price.

Additional Portfolio Manager commentary and related investment outlook:

The bold, coordinated policy moves of the Bank of Japan (BoJ) and GPIF (Government Pension Investment Fund of Japan), the largest pension fund in the world, certainly took market participants by surprise on October 31. However, despite the ensuing rally, the current TOPIX level continues to lag corporate earnings growth. Moreover, considering corporate profits and market capitalization, we believe that Japanese stocks are not overvalued compared to overseas stocks. With the recovery of economic sentiment in Japan and the progress of Abenomics, we expect the Japanese markets should continue to recover.

The Russell/Nomura Total Market™ Index contains the top 98% of all stocks listed on Japan’s stock exchange and registered on Japan’s OTC market in terms of market capitalization.  The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.  The Russell/Nomura Total Market™ and TOPIX indices are presented in U.S. dollar terms and take into account reinvestment of dividends.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund may invest in small- and medium capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in

HENNESSY FUNDS                                                                                                           1-800-966-4354

5

accounting methods.  The Fund may invest in IPOs, which may fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSYFUNDS.COM

6

Financial Statements

Schedule of Investments

HENNESSY JAPAN FUND

As of October 31, 2014
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Misumi Group, Inc.	6.77%
Ryohin Keikaku Co., Ltd.	6.62%
Terumo Corp.	6.40%
ASICS Corp.	6.35%
Keyence Corp.	6.30%
Unicharm Corp.	5.84%
Nidec Corp.	5.67%
Shimano, Inc.	5.66%
Toyota Motor Corp.	5.62%
Kao Corp.	5.61%

Note:  For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

7

COMMON STOCKS – 101.41%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 29.49%
ASICS Corp.	143,800	$3,367,356	6.35%
Isuzu Motors, Ltd.	213,000	2,779,092	5.24%
Ryohin Keikaku Co., Ltd.	26,000	3,510,807	6.62%
Shimano, Inc.	22,600	2,996,882	5.66%
Toyota Motor Corp.	49,500	2,978,772	5.62%
		15,632,909	29.49%

Consumer Staples – 15.36%
Kao Corp.	76,300	2,975,250	5.61%
Pigeon Corp.	33,200	2,069,601	3.91%
Unicharm Corp.	133,200	3,097,360	5.84%
		8,142,211	15.36%

Financials – 5.50%
Mizuho Financial Group	601,200	1,095,576	2.07%
Sumitomo Mitsui Financial Group, Inc.	44,600	1,818,918	3.43%
		2,914,494	5.50%

Health Care – 13.31%
Mani, Inc.	13,800	881,998	1.66%
Rohto Pharmaceutical Co., Ltd.	191,900	2,783,646	5.25%
Terumo Corp.	135,700	3,392,311	6.40%
		7,057,955	13.31%

Industrials – 26.64%
Daikin Industries	17,100	1,068,888	2.02%
Itochu Corp.	47,500	574,206	1.08%
Komatsu, Ltd.	7,500	177,070	0.34%
Kubota Corp.	36,000	573,048	1.08%
Marubeni Corp.	84,000	540,074	1.02%
Misumi Group, Inc.	113,700	3,587,677	6.77%
Mitsubishi Corp.	143,100	2,805,955	5.29%
Nidec Corp.	45,500	3,006,305	5.67%
Sumitomo Corp.	167,600	1,788,245	3.37%
		14,121,468	26.64%

Information Technology – 6.30%
Keyence Corp.	6,900	3,343,621	6.30%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 4.81%
Fuji Seal International, Inc.	84,600	$2,550,149	4.81%

Total Common Stocks
(Cost $39,751,520)		53,762,807	101.41%

Total Investments
(Cost $39,751,520) – 101.41%		53,762,807	101.41%
Liabilities in Excess of
Other Assets – (1.41)%		(749,248)	(1.41)%
TOTAL NET ASSETS – 100.00%		$53,013,559	100.00%

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

9

Summary of Fair Value Exposure at October 31, 2014

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$—	$15,632,909	$—	$15,632,909
Consumer Staples	—	8,142,211	—	8,142,211
Financials	—	2,914,494	—	2,914,494
Health Care	—	7,057,955	—	7,057,955
Industrials	—	14,121,468	—	14,121,468
Information Technology	—	3,343,621	—	3,343,621
Materials	—	2,550,149	—	2,550,149
Total Common Stocks	$—	$53,762,807	$—	$53,762,807
Total Investments	$—	$53,762,807	$—	$53,762,807

Transfers between levels are recognized at the end of the reporting period. During the one-year period ended October 31, 2014, the Fund recognized significant transfers between Levels 1 and 2.

Transfers between Level 1 and Level 2 relate to the use of a fair valuation pricing service. On days when the fair valuation pricing service is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification.  100% of common stocks held at October 31, 2013 were classified as Level 1.  Such securities still held at October 31, 2014 were transferred to Level 2 due to the use of the fair value pricing service as described in Note 3.  Other than transfers due to the use of the fair value pricing service, no transfers were recognized.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

10

Financial Statements

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in securities, at value (cost $39,751,520)	$53,762,807
Dividends and interest receivable	317,916
Receivable for fund shares sold	527,388
Prepaid expenses and other assets	18,663
Total Assets	54,626,774

LIABILITIES:
Loan payable	1,457,846
Payable for fund shares redeemed	54,360
Payable to advisor	47,996
Payable to administrator	12,403
Payable to auditor	19,144
Accrued service fees	2,730
Accrued trustees fees	2,249
Accrued expenses and other payables	16,487
Total Liabilities	1,613,215
NET ASSETS	$53,013,559

NET ASSETS CONSIST OF:
Capital stock	$72,276,480
Accumulated net realized loss on investments	(33,261,525)
Unrealized net appreciation on investments	13,998,604
Total Net Assets	$53,013,559

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$27,263,994
Shares issued and outstanding	1,252,387
Net asset value, offering price and redemption price per share	$21.77

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$25,749,565
Shares issued and outstanding	1,162,736
Net asset value, offering price and redemption price per share	$22.15

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statement of Operations for the year ended October 31, 2014

INVESTMENT INCOME:
Dividend income(1)	$730,652
Interest income	323
Total investment income	730,975

EXPENSES:
Investment advisory fees (See Note 5)	458,458
Administration, fund accounting, custody and transfer agent fees	81,654
Sub-transfer agent expenses – Investor Class (See Note 5)	55,742
Sub-transfer agent expenses – Institutional Class (See Note 5)	9,552
Federal and state registration fees	35,786
Service fees – Investor Class (See Note 5)	32,499
Compliance expense	21,488
Audit fees	21,301
Reports to shareholders	12,713
Trustees’ fees and expenses	8,844
Interest expense (See Note 6)	5,159
Legal fees	2,348
Other expenses	8,084
Total expenses	753,628
NET INVESTMENT LOSS	$(22,653)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$35,041
Net change in unrealized appreciation on investments	4,120,841
Net gain on investments	4,155,882
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,133,229

(1)	Net of foreign taxes withheld of $103,949.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
OPERATIONS:
Net investment loss	$(22,653)	$(84,313)
Net realized gain on investments	35,041	16,814
Net change in unrealized appreciation on investments	4,120,841	6,419,308
Net increase in net assets resulting from operations	4,133,229	6,351,809

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Return on capital
Investor Class	—	(7,343)
Institutional Class	—	(5,524)
Total distributions	—	(12,867)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	36,361,617	34,783,512
Proceeds from shares subscribed – Institutional Class	17,108,322	2,373,930
Dividends reinvested – Investor Class	—	7,134
Dividends reinvested – Institutional Class	—	5,425
Cost of shares redeemed – Investor Class	(42,817,348)	(18,430,840)
Cost of shares redeemed – Institutional Class	(2,165,295)	(4,003,290)
Net increase in net assets derived
from capital share transactions	8,487,296	14,735,871
TOTAL INCREASE IN NET ASSETS	12,620,525	21,074,813

NET ASSETS:
Beginning of year	40,393,034	19,318,221
End of year	$53,013,559	$40,393,034
Undistributed net investment loss, end of year	$—	$(120,450)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,798,658	1,961,023
Shares sold – Institutional Class	815,136	126,165
Shares issued to holders as reinvestment
of dividends – Investor Class	—	459
Shares issued to holders as reinvestment
of dividends – Institutional Class	—	344
Shares redeemed – Investor Class	(2,137,867)	(1,043,924)
Shares redeemed – Institutional Class	(106,517)	(245,080)
Net increase in shares outstanding	369,410	798,987

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from return of capital
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment loss to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$19.68	$15.40	$13.99	$12.58	$11.38

(0.06)	(0.04)	(0.02)	(0.10)	(0.04)
2.15	4.33	1.43	1.51	1.25
2.09	4.29	1.41	1.41	1.21

—	—	—	—	(0.01)
—	(0.01)	—	—	(0.01)
—	(0.01)	—	—	(0.02)
—	—	—	—	0.01
$21.77	$19.68	$15.40	$13.99	$12.58

10.62%	27.87%	10.08%	11.21%	11.04%

$27.26	$31.32	$10.38	$14.81	$20.01

1.70%	1.90%	2.03%	1.86%	1.71%
1.70%	1.90%	2.03%	1.86%	1.59%

(0.18)%	(0.35)%	(0.09)%	(0.54)%	(0.27)%
(0.18)%	(0.35)%	(0.09)%	(0.54)%	(0.15)%
22%	6%	2%	166%	8%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from return of capital
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$19.98	$15.60	$14.14	$12.66	$11.44

0.07	(0.03)	0.02	0.03	0.01
2.10	4.42	1.44	1.45	1.23
2.17	4.39	1.46	1.48	1.24

—	—	—	—	(0.01)
—	(0.01)	—	—	(0.01)
—	(0.01)	—	—	(0.02)
$22.15	$19.98	$15.60	$14.14	$12.66

10.86%	28.19%	10.33%	11.69%	11.07%

$25.75	$9.07	$8.94	$9.70	$23.57

1.50%	1.66%	1.85%	1.64%	1.45%
1.50%	1.66%	1.85%	1.64%	1.40%

0.26%	(0.20)%	0.13%	0.19%	0.02%
0.26%	(0.20)%	0.13%	0.19%	0.07%
22%	6%	2%	166%	8%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Notes to Financial Statements October 31, 2014

1).  ORGANIZATION

The Hennessy Japan Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy SPARX Funds Trust, a Massachusetts business trust, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is long-term capital appreciation.  The Fund is a diversified fund, but may employ a relatively focused investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2014 fiscal year have been identified

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and appropriately reclassified on the Statement of Assets and Liabilities. The adjustments are as follow:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$143,103	$45,220	$(188,323)

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).	Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings

HENNESSY FUNDS                                                                                                           1-800-966-4354

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and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions. During the fiscal year ended October 31, 2014, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

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3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2014 were $20,677,144 and $9,651,499, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2014.

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5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 1.00%.  The net investment advisory fees payable for the Fund as of October 31, 2014 were $47,996.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable for the Fund as of October 31, 2014 were $2,730.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the fiscal year ended October 31, 2014 were $65,294.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the fiscal year ended October 31, 2014 were $81,654.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the fiscal year ended October 31, 2014, the Fund had an outstanding average daily balance and a weighted average interest rate of $157,142 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $8,288,000.  At October 31, 2014, the Fund had a loan payable of $1,457,846.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follow:

Cost of investments for tax purposes	$39,832,779
Gross tax unrealized appreciation	$14,779,228
Gross tax unrealized depreciation	(849,200)
Net tax unrealized appreciation	$13,930,028
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated loss	$(33,192,949)
Total accumulated loss	$(19,262,921)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund had capital loss carryforwards that expire as follow:

$4,786,618	10/31/15
$6,231,544	10/31/16
$15,450,664	10/31/17
$6,121,138	10/31/18
$417,070	Indefinite ST
$173,232	Indefinite LT

During the year ended October 31, 2014, the capital loss carry forwards utilized for the Fund were $702,536.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2014, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2014 and fiscal year 2013 for the Fund were as follow:

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Ordinary income	$—	$—
Long-term capital gain	—	—
Return of capital	—	12,867
	$—	$12,867

8).  AGREEMENT AND PLAN OF REORGANIZATION

On December 11, 2013, the Board approved an Agreement and Plan of Reorganization (the “Agreement”), of the Hennessy Japan Fund (the “New Fund”), pursuant to which the New Fund would be a successor to the corresponding series of the same name Hennessy SPARX Funds Trust, a Massachusetts business trust (the “Predecessor Fund”).  The Agreement provided for the transfer of assets of the Predecessor Fund to the New Fund and the

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assumption of the liabilities of the Predecessor Fund by the New Fund.  The New Fund had the same investment objective and substantially similar principal investment strategies as the Predecessor Fund.  The reorganization was effective as of the close of business on February 28, 2014.  The following table illustrates the specifics of the reorganization:

	Shares of the New Fund
Predecessor Fund	Issued to Shareholders of	New Fund	Combined	Tax Status
Net Assets	the Predecessor Fund	Net Assets	Net Assets	of Transfer
$48,645,944(1)	2,463,074	$48,645,944	$48,645,944	Non-taxable

(1)	Included accumulated realized loss and unrealized appreciation in the amounts of $(33,440,043) and $9,954,834, respectively.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Hennessy Funds Trust:

We have audited the accompanying statement of assets and liabilities of Hennessy Japan Fund (the Fund), a series of Hennessy Funds Trust (formerly a series of Hennessy SPARX Funds Trust), including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 30, 2014

HENNESSYFUNDS.COM

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa	Trustee	Indefinite,	Mr. DeSousa is a real	16	Hennessy SPARX
Age: 78		until	estate investor.		Funds Trust;
Address:		successor			Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Robert T. Doyle	Trustee	Indefinite,	Mr. Doyle has been the	16	Hennessy SPARX
Age: 67		until	Sheriff of Marin County,		Funds Trust;
Address:		successor	California since 1996.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Gerald P. Richardson	Trustee	Indefinite,	Mr. Richardson is an	16	Hennessy SPARX
Age: 69		until	independent consultant		Funds Trust;
Address:		successor	in the securities industry.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		May 2004
for the
Funds (or
Predecessor
Funds)

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Chief	Trustee:	Mr. Hennessy has been	16	Hennessy
Age: 58	Investment	Indefinite,	employed by Hennessy		Advisors, Inc.
Address:	Officer,	until	Advisors, Inc., the Funds’		(current);
c/o Hennessy	Portfolio	successor	investment advisor, since		Hennessy SPARX
Advisors, Inc.	Manager,	elected	1989. He currently serves		Funds Trust;
7250 Redwood Blvd.	President,		as President, Chairman		Hennessy Mutual
Suite 200	Trustee	Served	and CEO of Hennessy		Funds, Inc.; and
Novato, CA 94945	and	since	Advisors, Inc.		The Hennessy
	Chairman	January			Funds, Inc.
	of the	1996
	Board	for the
Funds (or
Predecessor
Funds)

Officer:
1 year term

Served
since
June 2008
for the
Funds (or
Predecessor
Funds)

Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been	N/A	N/A
Age: 48	Vice		employed by Hennessy
Address:	President	Served	Advisors, Inc., the Funds’
c/o Hennessy	and	since	investment advisor, since
Advisors, Inc.	Treasurer	January	1989. She currently serves
7250 Redwood Blvd.		1996	as Executive Vice President,
Suite 200		for the	Chief Operations Officer,
Novato, CA 94945		Funds (or	Chief Financial Officer, and
		Predecessor	Secretary of Hennessy
		Funds)	Advisors, Inc.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”) and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI and HSFT.  Subsequent to the reorganization, HFMI, HFI and HSFT were dissolved.

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by
Age: 58	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Served since	investment advisor, since 2000.
c/o Hennessy Advisors, Inc.		March 2000	He currently serves as Executive
7250 Redwood Blvd.		for the Funds (or	Vice President and Chief Compliance
Suite 200		Predecessor Funds)	Officer of Hennessy Advisors, Inc.
Novato, CA 94945

Jennifer Cheskiewicz(1)	Senior	1 year term	Ms. Cheskiewicz has been employed by
Age: 37	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Chief	Served since	investment advisor, since June 2013.
c/o Hennessy Advisors, Inc.	Compliance	June 2013	She previously served as in-house
7250 Redwood Blvd.	Officer	for the Funds (or	counsel to Carlson Capital, L.P., an
Suite 200		Predecessor Funds)	SEC-registered investment advisor to
Novato, CA 94945			several private funds from February
2010 to May 2013. Prior to that, she
was an attorney with Gibson, Dunn &
Crutcher LLP from September 2005
through February 2010. She currently
serves as General Counsel of
Hennessy Advisors, Inc.

Brian Carlson(1)	Senior	1 year term	Mr. Carlson has been employed by
Age: 42	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Head of	Served since	investment advisor, since
c/o Hennessy Advisors, Inc.	Distribution	December 2013	December 2013.
7250 Redwood Blvd.		for the Funds (or
Suite 200		Predecessor Funds)	Mr. Carlson was previously a
Novato, CA 94945			co-founder and principal of Trivium
Consultants, LLC from February 2011
through November 2013. Prior to that,
he was the Senior Managing Director
of NRP Financial, Inc. from August
2007 through February 2011.

David Ellison(1)	Portfolio Manager	1 year term	Mr. Ellison has served as Portfolio
Age: 56	and Senior		Manager of the Large Cap Financial
Address:	Vice President	Served since	Fund, the Small Cap Financial Fund,
c/o Hennessy Advisors, Inc.		October 2012	and the Technology Fund
101 Federal Street		for the Funds (or	since inception.
Suite 1900		Predecessor Funds)
Boston, MA 02110			Mr. Ellison previously served as Director,
CIO and President of FBR Advisers, Inc.
from December 1999 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSY FUNDS                                                                                                           1-800-966-4354

29

Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Brian Peery(1)	Portfolio Manager	1 year term	Mr. Peery has been a Portfolio Manager
Age: 45	and		of the Cornerstone Growth Fund,
Address:	Vice President	Served since	the Cornerstone Mid Cap 30 Fund, the
c/o Hennessy Advisors, Inc.		March 2003	Cornerstone Large Growth Fund, the
7250 Redwood Blvd.		as Vice President	Cornerstone Value Fund, the Total
Suite 200		for the Funds (or	Return Fund, and the Balanced Fund
Novato, CA 94945		Predecessor Funds)	since October 2014. From February
2011 through September 2014, he
		Served since	served as Co-Portfolio Manager of
		February 2011	the same funds.
as Co-Portfolio
		Manager	Mr. Peery has been employed by
		for the Funds (or	Hennessy Advisors, Inc., the Funds’
		Predecessor Funds)	investment advisor, since 2002.

Winsor (Skip) Aylesworth(1)	Portfolio Manager	1 year term	Mr. Aylesworth has been Portfolio
Age: 67	and		Manager of the Gas Utility Index Fund
Address:	Vice President	Served since	since 1998 and Portfolio Manager of
c/o Hennessy Advisors, Inc.		October 2012	the Technology Fund since inception.
101 Federal Street		for the Funds (or
Suite 1900		Predecessor Funds)	Mr. Aylesworth previously served as
Boston, MA 02110			Executive Vice President of The FBR
Funds from 1999 to October 2012.

Ryan Kelley(1)	Portfolio Manager	1 year term	Mr. Kelley has been a Portfolio Manager
Age: 42	and		of the Gas Utility Index Fund (formerly
Address:	Vice President	Served since	the FBR Gas Utility Index Fund), the
c/o Hennessy Advisors, Inc.		March 2013	Small Cap Financial Fund (formerly the
1340 Environ Way		for the Funds (or	FBR Small Cap Financial Fund), and the
Chapel Hill, NC 27517		Predecessor Funds)	Large Cap Financial Fund (formerly the
FBR Large Cap Financial Fund) since
October 2014. From March 2013
through September 2014, he served
as a Co-Portfolio Manager of the same
funds. Prior to that, he was a Portfolio
Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio
Manager of The FBR Funds from
January 2008 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

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HENNESSY FUNDS                                                                                                           1-800-966-4354

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Expense Example (Unaudited)
October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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32

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/14	10/31/14	5/1/14 – 10/31/14
Investor Class

Actual	$1,000.00	$1,122.70	$8.77

Hypothetical (5% return
before expenses)	$1,000.00	$1,016.94	$8.34

Institutional Class

Actual	$1,000.00	$1,123.80	$7.87

Hypothetical (5% return
before expenses)	$1,000.00	$1,017.80	$7.48

(1)
Expenses are equal to the Fund’s expense ratio of 1.64% for Investor Class shares or 1.47% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                           1-800-966-4354

33

Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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34

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and
•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

35

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2014

HENNESSY JAPAN SMALL CAP FUND

Investor Class HJPSX

hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Federal Tax Distribution Information	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS                                                                                                           1-800-966-4354

December 2014

Dear Shareholder:

As I look back at 2014, I realize that in this age of rapidly evolving technology, information is delivered and absorbed so quickly that it is difficult to remember what happened last week, let alone what’s happened over the course of an entire year. That is why I’d like to take a moment to recall some of the year’s highs and lows, economically, politically and socially, here in the U.S. and around the globe. 2014 was scarred by political partisanship in Washington, civil unrest in the U.S., Ukraine and many other countries, the arrival of terrorist group ISIS, and the frightening outbreak of Ebola.  However, there were also positive events this year: In the U.S., we survived a government shutdown over healthcare reform, jobs reports have been consistently, albeit anemically, improving, and home prices remained relatively stable, after recovering significantly in 2013. The appointment of Janet Yellen as Chair of the Federal Reserve served to calm the nerves of business and political leaders alike. Japan successfully instituted its long-anticipated consumption tax increase, and the Bank of Japan stunned investors at the end of October when it unexpectedly expanded its already massive monetary stimulus.

The Japanese financial markets were volatile during the twelve-month period ended October 31, 2014, and ended roughly flat with the TOPIX returning -0.47% and the Nikkei 225 returning 0.43% (in U.S. Dollar terms). Looking back at the period, the Japanese market was buoyed by positive global economic data and improved corporate profitability, finishing 2013 at a six-year high. However, at the start of 2014, this momentum stalled and Japanese stocks promptly declined and remained range-bound, due to growth in emerging markets slowing and tensions between Ukraine and Russia escalating. In May 2014, the Japanese stock market began to show signs of life when economic data suggested that the impact of April’s consumption tax hike from 5% to 8% was not as severe as anticipated.

Although mixed Japanese macroeconomic indicators pointed to a slow, but positive recovery, Japanese stocks tumbled in the first two weeks of October because of concerns over global growth and a decline in oil prices. However, with two weeks remaining, global equity markets rebounded following the release of better-than-expected U.S. statistics. With Japanese stocks on the rise, the Bank of Japan announced that it would inject 80 trillion Yen ($650 billion) per year, which is an increase of 10-20 trillion Yen over its current policy, in order to support its 2% inflation target. This caused global investors to pile into the Japan market, and as a result, the Nikkei 225 index ended the period at a seven-year high, while the Yen fell to its lowest level in seven years.

While the first two arrows of Abenomics - unprecedented monetary expansion and fiscal stimulus - have garnered the most attention, the Japanese government’s new measures of its “Japan Revitalization Strategy”, better known as the third arrow of Abenomics, have begun to make an impact. The first of the strategy’s three main pillars, “Restoring Japan’s earning power” is not only focused on transforming Japan’s corporate mindset to achieve better performance in the form of higher return on equity, but also on changing citizen’s mindset from saving to investment. In addition to introducing a new index, the JPX-Nikkei Index 400, which was created to include only stocks focused on returning capital to shareholders, the government formulated Japan’s Stewardship Code that encourages institutional investors to promote long-term value creation through dialogue with corporate management.

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Prime Minister Abe additionally implemented structural tax and investment changes for Japanese citizens to encourage greater equity ownership. Through the Nippon Individual Savings Accounts program, or NISA, Japanese residents can invest up to 5 million yen (approximately $50,000) on a tax-free basis. Since its introduction in January 2014, NISA has grown to 7.3 million accounts with $16 billion invested as of the end of June.  The reform of Japan’s and the world’s largest pension fund, the Government Pension Investment Fund (GPIF) is also expected to spur higher Japanese equity ownership levels.  In late October GPIF, which holds $1.2 trillion in assets, announced its new asset mix, which aims to increase Japanese stocks from 12 to 25% of its portfolio. We believe that this shift towards equities could be amplified as other Japanese public and private pension funds, which hold an additional $1.5 trillion in assets, potentially follow GPIF’s lead.

We strongly believe that Abenomics is on the right track, but needs more time for the various programs to work and targets to be met. The outcome of December’s elections, with a landslide victory for Prime Minister Abe’s Liberal Democratic Party, should allow Abe and his Cabinet the time to continue executing these economic policies and growth initiatives.  We do not believe that the Japanese is overvalued, with the major indices at 15-16x earnings, and we anticipate that the market will continue to grow in line with earnings growth next year.

I firmly believe that both the U.S. and Japan are in the midst of a secular bull market, and I continue to tell investors to try to remain calm in the face of volatility and continue to focus on the strong, long-term fundamentals that are evident in these markets today.

I am encouraged by the returns for the major financial market indices and by the performance of the Hennessy Funds over the past year. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings growth is not a measure of the Fund’s future performance.

The TOPIX (Tokyo Price Index) and Nikkei 225 Index are unmanaged indices commonly used to measure the performance of Japanese stocks, and these indices are presented in U.S. Dollar terms.  The JPX-Nikkei Index 400 is composed of 400 companies deemed to have high appeal for investors, which meet requirements of global investment standards, such as efficient use of capital and investor-focused management perspectives as determined by the Tokyo Stock Exchange. One cannot invest directly in an index.

HENNESSY FUNDS                                                                                                           1-800-966-4354

3

Performance Overview (Unaudited)

The opinions expressed in the following commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions and are not guaranteed. These opinions may not be relied upon as investment advice. Investment decisions for the Fund are based on multiple factors, and may not be relied upon as an indication of trading intent on behalf of the Fund. Security positions can and do change.

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2007 (inception date of the Fund). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 30, 2014

			Since
	One	Five	Inception
	Year	Years	8/31/2007
Hennessy Japan Small Cap Fund –
Investor Class (HJPSX)	13.99%	12.78%	8.46%
Russell/Nomura Small CapTM Index	1.13%	8.29%	3.51%
Tokyo Price Index (TOPIX)	-0.47%	5.78%	-0.12%

Expense ratio: 2.40%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratio presented is from the most recent prospectus.

HENNESSYFUNDS.COM

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PERFORMANCE NARRATIVE
SPARX ASSET MANAGEMENT CO., LTD, SUB-ADVISOR

Portfolio Managers Tadahiro Fujimura, CFA and CMA, and Hidehiro Moriya, SPARX Asset Management Co., Ltd. (sub-advisor)

Over the previous twelve months, how did the Fund perform and what factors contributed to this performance?

For the twelve-month period ended October 31, 2014, the Hennessy Japan Small Cap Fund returned 13.99%, significantly outperforming the Russell/Nomura Small Cap™ Index, the Tokyo Price Index (TOPIX) and the Morningstar Japan Category Average, which returned 1.13%, -0.47% and 2.02% for the same period, respectively.

The largest positive contributors to the Fund’s performance among the 33 TOPIX sub-industries were shares of electronic appliance makers, machinery manufacturers, and wholesalers. Conversely, shares of nonferrous metal producers, auto-related firms and securities and commodities dealers performed negatively. Stock picking efforts, rather than sector allocation, was the primary driver of the Fund’s relative outperformance. Among the strongest performing stocks in the Fund were shares of Bic Camera, Inc., the second largest consumer electronics retailer, Yamaichi Electronics Co., Ltd., a leading manufacturer of integrated circuit sockets, and S Foods, Inc., a manufacturer and retailer of meat products. During the period, in Yen terms, shares of Bic Camera, Inc. surged +101% due to firm sales, even after the consumption tax hike in April. Shares of Yamaichi Electronics Co., Ltd. climbed +244% on news that its new ultra slim, multi-layer printed circuit board, which will be adopted in smartphones, will be produced in large quantities beginning this fall. Shares of S Foods, Inc. continued to perform well rising +136% since the start of the year. The company benefitted from the removal of restrictions on importing U.S. beef and earnings from its newly-acquired subsidiary, and the firm has also been able to raise prices to offset higher materials costs, due to the weakening Yen. The Fund no longer holds Yamaichi Electronics Co., Ltd.

Conversely, the major detractors from the Fund’s performance were Tokai Tokyo Financial Holdings, Inc., a mid-sized securities firm, T.RAD Co., Ltd., a comprehensive manufacturer of heat exchangers, and Nichicon Corporation, a major global manufacturer of capacitors. Over the previous twelve months, in Yen terms, shares of Tokai Tokyo Financial Holdings, Inc. fell -10% on concerns over the decline in revenues from commissions, as the stock market was sluggish. Shares of T.RAD Co., Ltd. declined -17% after the firm lowered its earnings forecast for its fiscal year ended March 31, 2014. Finally, shares of Nichicon Corporation slumped -28% on concerns over the strong Yen’s negative impact on earnings for its fiscal year ending March 31, 2015. The Fund no longer owns T.RAD Co., Ltd. or Nichicon Corporation.

Additional Portfolio Manager commentary and related investment outlook:

We continue to believe that Japan Inc. will be able to deliver double-digit earnings growth for the current and next fiscal years ending March 2015 and 2016, respectively. However, with the Yen declining below the U.S. Dollar level of 110, domestic companies may face a headwind. At the same time, a weak Yen environment may allow stronger domestic firms to take market share from weaker ones. With this in mind, we will carefully re-assess the portfolio and potentially consider reducing exposure to weaker domestic-oriented companies, seeking to replace them with higher-quality ones and export beneficiaries.

The Russell/Nomura Small Cap™ Index contains the bottom 15% of the Russell/Nomura Total Market™ Index, which contains the top 98% of all stocks listed on Japan’s stock exchange and

HENNESSY FUNDS                                                                                                           1-800-966-4354

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registered on Japan’s OTC market in terms of market capitalization.  The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.  The Russell/Nomura Small Cap™ and TOPIX indices are presented in U.S. dollar terms and take into account reinvestment of dividends.  You cannot invest directly in an index.  Performance data for an index does not reflect any deductions for fees, expenses or taxes.  The Fund invests in small- and medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods.  The Fund may invest in IPOs, which may fluctuate considerably due to the absence of a prior public market and may have a magnified impact on the Fund.  References to specific securities should not be considered a recommendation to buy or sell any security.  Fund holdings and sector allocations are subject to change.  Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc.  All Rights Reserved.  The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

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Financial Statements

Schedule of Investments

HENNESSY JAPAN SMALL CAP FUND

As of October 31, 2014
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

S Foods, Inc.	2.48%
Komehyo Co., Ltd.	2.30%
Panasonic Industrial Devices SUNX Co., Ltd.	2.28%
Okamura Corp.	2.22%
Yokowo Co., Ltd.	2.11%
Nakano Corp.	2.10%
New Japan Radio Co., Ltd.	2.10%
Kitz Corp.	2.09%
Sankyo Seiko Co.	2.08%
Anest Iwata Corp.	2.07%

Note:  For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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COMMON STOCKS – 98.75%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 28.72%
Bic Camera, Inc.	35,300	$309,504	1.60%
Doshisha Co., Ltd.	23,600	390,275	2.02%
Eagle Industry Co., Ltd.	15,000	287,710	1.49%
Faltec Co., Ltd.	18,000	231,664	1.20%
Fujibo Holdings, Inc.	126,000	349,228	1.80%
Hagihara Industries, Inc.	25,900	377,957	1.95%
Haseko Corp.	29,100	213,301	1.10%
Kawai Musical Instruments Manufacturing Co., Ltd.	20,200	379,870	1.96%
Kinugawa Rubber Industrials Co., Ltd.	87,000	368,767	1.90%
Komehyo Co., Ltd.	19,200	445,553	2.30%
Komeri Co., Ltd.	12,000	269,754	1.39%
Nissei Build Kogyo Co., Ltd.	140,000	363,650	1.88%
Onward Holdings Co., Ltd.	65,000	399,411	2.06%
Sankyo Seiko Co.	108,300	402,568	2.08%
Seiren Co., Ltd.	40,100	350,175	1.81%
SNT Corp.	47,600	242,784	1.25%
Starts Corp., Inc.	12,000	179,188	0.93%
		5,561,359	28.72%

Consumer Staples – 4.80%
Kaneko Seeds Co.	29,600	248,620	1.29%
S Foods, Inc.	23,000	480,829	2.48%
Yamatane Corp.	129,000	199,206	1.03%
		928,655	4.80%

Energy – 0.53%
Itochu Enex Co., Ltd.	15,900	101,864	0.53%

Financials – 4.11%
GCA Savvian Corp.	11,300	121,384	0.63%
The Tochigi Bank, Inc.	86,000	349,578	1.80%
Tokai Tokyo Financial Holdings, Inc.	48,000	325,618	1.68%
		796,580	4.11%

Health Care – 1.41%
Nichii Gakkan Co.	35,300	273,917	1.41%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials – 30.20%
Anest Iwata Corp.	55,000	$400,120	2.07%
Daiichi Jitsugyo, Inc.	71,000	365,050	1.89%
Hanwa Co., Ltd.	91,000	328,113	1.69%
Hitachi Zosen Corp.	75,700	401,753	2.07%
Hito Communication, Inc.	5,800	88,711	0.46%
Kito Corp.	25,200	289,140	1.49%
Kitz Corp.	88,300	404,649	2.09%
Kondotec, Inc.	62,100	399,669	2.06%
Kyosan Electric Manufacturing Co., Ltd.	84,000	269,123	1.39%
Miyaji Engineering Group, Inc.	199,000	388,166	2.00%
Nakano Corp.	120,100	406,917	2.10%
Nittoku Engineering Co., Ltd.	38,100	370,817	1.92%
Okamura Corp.	59,000	430,519	2.22%
Ryobi Ltd.	116,000	316,610	1.64%
Shin Nippon Air Technologies Co., Ltd.	24,700	201,124	1.04%
Tocalo Co., Ltd.	15,300	288,617	1.49%
Tomoe Engineering Co., Ltd.	17,800	280,281	1.45%
Utoc Corp.	47,900	218,497	1.13%
		5,847,876	30.20%

Information Technology – 22.05%
Aichi Tokei Denki Co., Ltd.	116,000	333,053	1.72%
Aiphone Co., Ltd.	22,400	388,873	2.01%
Capcom Co., Ltd.	21,500	334,052	1.72%
Elecom Co., Ltd.	10,000	214,813	1.11%
Information Services International – Dentsu, Ltd.	29,800	315,710	1.63%
Marubun Corp.	35,200	225,448	1.16%
New Japan Radio Co., Ltd.	91,000	406,359	2.10%
Panasonic Industrial Devices SUNX Co., Ltd.	81,900	440,697	2.28%
SIIX Corp.	13,900	241,387	1.25%
Sumida Corp.	46,100	326,913	1.69%
TKC Corp.	15,000	294,469	1.52%
Towa Corp.	58,700	338,901	1.75%
Yokowo Co., Ltd.	78,100	408,655	2.11%
		4,269,330	22.05%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 6.93%
Hakudo Co., Ltd.	31,200	$293,770	1.52%
Shinagawa Refract	146,000	359,443	1.86%
UBE Industries, Ltd.	228,000	353,016	1.82%
Yushiro Chemical Industry Co., Ltd.	26,600	335,197	1.73%
		1,341,426	6.93%
Total Common Stocks
(Cost $17,542,471)		19,121,007	98.75%

SHORT-TERM INVESTMENTS – 0.04%
Money Market Funds – 0.04%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	7,229	7,229	0.04%
Total Short-Term Investments
(Cost $7,229)		7,229	0.04%
Total Investments
(Cost $17,549,700) – 98.79%		19,128,236	98.79%
Other Assets in Excess
of Liabilities – 1.21%		235,127	1.21%
TOTAL NET ASSETS – 100.00%		$19,363,363	100.00%

Percentages are stated as a percent of net assets.

(a)The rate listed is the fund’s 7-day yield as of October 31, 2014.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at October 31, 2014

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2014 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$—	$5,561,359	$—	$5,561,359
Consumer Staples	—	928,655	—	928,655
Energy	—	101,864	—	101,864
Financials	—	796,580	—	796,580
Health Care	—	273,917	—	273,917
Industrials	—	5,847,876	—	5,847,876
Information Technology	—	4,269,330	—	4,269,330
Materials	—	1,341,426	—	1,341,426
Total Common Stocks	$—	$19,121,007	$—	$19,121,007
Short-Term Investments
Money Market Funds	$7,229	$—	$—	$7,229
Total Short-Term Investments	$7,229	$—	$—	$7,229
Total Investments	$7,229	$19,121,007	$—	$19,128,236

Transfers between levels are recognized at the end of the reporting period. During the one-year period ended October 31, 2014, the Fund recognized significant transfers between Levels 1 and 2.

Transfers between Level 1 and Level 2 relate to the use of a fair valuation pricing service. On days when the fair valuation pricing service is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification.  100% of common stocks held at October 31, 2013 were classified as Level 1.  Such securities still held at October 31, 2014 were transferred to Level 2 due to the use of the fair value pricing service as described in Note 3.  Other than transfers due to the use of the fair value pricing service, no transfers were recognized.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2014

ASSETS:
Investments in securities, at value (cost $17,549,700)	$19,128,236
Foreign currencies, at value (cost $2,704)	2,634
Dividends and interest receivable	122,267
Receivable for fund shares sold	200,349
Receivable for securities sold	109,331
Prepaid expenses and other assets	11,388
Total Assets	19,574,205

LIABILITIES:
Payable for securities purchased	87,053
Payable for fund shares redeemed	63,960
Payable to advisor	20,561
Payable to administrator	4,817
Payable to auditor	17,436
Accrued service fees	1,713
Accrued trustees fees	2,265
Accrued expenses and other payables	13,037
Total Liabilities	210,842
NET ASSETS	$19,363,363

NET ASSETS CONSIST OF:
Capital stock	$16,493,346
Accumulated net investment loss	(92,011)
Accumulated net realized gain on investments	1,388,002
Unrealized net appreciation on investments	1,574,026
Total Net Assets	$19,363,363

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$19,363,363
Shares issued and outstanding	1,841,526
Net asset value, offering price and redemption price per share	$10.51

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2014

INVESTMENT INCOME:
Dividend income(1)	$323,047
Interest income	104
Total investment income	323,151

EXPENSES:
Investment advisory fees (See Note 5)	209,426
Sub-transfer agent expenses – Investor Class (See Note 5)	40,060
Administration, fund accounting, custody and transfer agent fees	30,809
Federal and state registration fees	26,870
Compliance expense	21,488
Audit fees	19,301
Service fees – Investor Class (See Note 5)	17,452
Trustees’ fees and expenses	8,906
Reports to shareholders	8,572
Legal fees	1,246
Interest expense (See Note 6)	762
Other expenses	5,821
Total expenses	390,713
NET INVESTMENT LOSS	$(67,562)

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$1,539,731
Net change in unrealized appreciation on investments	326,483
Net gain on investments	1,866,214
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,798,652

(1) Net of foreign taxes withheld of $46,904.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Statements of Changes in Net Assets

	Year Ended		Year Ended
	October 31, 2014		October 31, 2013
OPERATIONS:
Net investment loss	$(67,562)		$(15,072)
Net realized gain on investments	1,539,731		3,128,752
Net change in unrealized appreciation on investments	326,483		1,109,483
Net increase in net assets resulting from operations	1,798,652		4,223,163

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains
Investor Class	(3,229,364)		(1,115,069)
Total distributions	(3,229,364)		(1,115,069)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	22,078,882		23,641,290
Dividends reinvested – Investor Class	3,179,599		1,067,157
Cost of shares redeemed – Investor Class	(19,287,749	)(1)	(18,099,720)
Net increase in net assets derived
from capital share transactions	5,970,732		6,608,727
TOTAL INCREASE IN NET ASSETS	4,540,020		9,716,821

NET ASSETS:
Beginning of year	14,823,343		5,106,522
End of year	$19,363,363		$14,823,343
Undistributed net investment loss, end of year	$(92,011)		$(16,755)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	2,160,787		2,326,376
Shares issued to holders as reinvestment
of dividends – Investor Class	340,064		121,406
Shares redeemed – Investor Class	(1,926,098)		(1,665,417)
Net increase in shares outstanding	574,753		782,365

(1)	Net of redemption fees of $47 related to redemption fees imposed by the Fund during a prior year but not received until the year ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate

(1)  Amount is less than $0.01 or ($0.01).

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Year Ended October 31,
2014	2013	2012	2011	2010

$11.70	$10.54	$10.09	$9.23	$9.74

(0.04)	0.06	(0.68)	0.06	0.00 (1)
1.36	3.44	1.17	0.80	(0.10)
1.32	3.50	0.49	0.86	(0.10)

—	—	(0.04)	—	(0.42)
(2.51)	(2.34)	—	—	—
(2.51)	(2.34)	(0.04)	—	(0.42)
—	—	—	—	0.01
$10.51	$11.70	$10.54	$10.09	$9.23

13.99%	40.59%	4.91%	9.32%	(0.72)%

$19.36	$14.82	$5.11	$24.08	$15.17

2.24%	2.39%	2.33%	2.10%	2.14%
2.24%	2.39%	2.33%	2.10%	2.01%

(0.39)%	(0.11)%	(0.66)%	0.17%	(0.14)%
(0.39)%	(0.11)%	(0.66)%	0.17%	(0.01)%
63%	141%	49%	61%	100%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Financial Statements

Notes to Financial Statements October 31, 2014

1).  ORGANIZATION

The Hennessy Japan Small Cap Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series Hennessy SPARX Funds Trust, a Massachusetts business trust, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is long-term capital appreciation.  The Fund is a diversified fund, but may employ a relatively focused investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class shares. Prior to October 26, 2012, the Investor Class shares were known as Original Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis reporting for the 2014 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follow:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$(7,694)	$7,694	$—

HENNESSYFUNDS.COM

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c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid out annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2014, the Fund did not enter into any forward contracts.

j).	Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment

HENNESSY FUNDS                                                                                                           1-800-966-4354

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advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2014, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2014 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

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Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will be valued generally at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds and exchange traded funds) are generally priced at the ending NAV provided by the Fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of security and markets, the value of other like securities, and news events with direct bearing to security or market. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2014 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2014 were $14,129,378 and $10,282,248, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the fiscal year ended October 31, 2014.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 1.20%.  The net investment advisory fees payable for the Fund as of October 31, 2014 were $20,561.

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The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. Shareholder service fees payable for the Fund as of October 31, 2014 were $1,713.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries for the fiscal year ended October 31, 2014 were $40,060.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS for the fiscal year ended October 31, 2014 were $30,809.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Index Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the fiscal year ended October 31, 2014, the Fund had an outstanding average daily balance and a weighted average interest rate of $18,296 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $669,000.  At October 31, 2014, the Fund had a loan payable balance of $0.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follow:

Cost of investments for tax purposes	$17,790,792
Gross tax unrealized appreciation	$2,330,349
Gross tax unrealized depreciation	(992,905)
Net tax unrealized appreciation	$1,337,444
Undistributed ordinary income	$362,445
Undistributed long-term capital gains	1,174,638
Total distributable earnings	$1,537,083
Other accumulated loss	$(4,510)
Total accumulated gain	$2,870,017

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and PFICs.

At October 31, 2014, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2014, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2014 and fiscal year 2013 for the Fund were as follow:

	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Ordinary income	$2,248,987	$—
Long-term capital gain	980,377	1,115,069
	$3,229,364	$1,115,069

8).  AGREEMENT AND PLAN OF REORGANIZATION

On December 11, 2013, the Board approved an Agreement and Plan of Reorganization (the “Agreement”), of the Hennessy Japan Small Cap Fund (the “New Fund”), pursuant to which the New Fund would be a successor to the corresponding series of the same name of  Hennessy SPARX Funds Trust, a Massachusetts business trust (the “Predecessor Fund”).  The Agreement provided for the transfer of assets of the Predecessor Fund to the New Fund and the assumption of the liabilities of the Predecessor Fund by the New Fund.  The New Fund had the same investment objective and substantially similar principal investment strategies as the Predecessor Fund.  The reorganization was effective as of the close of business on February 28, 2014.  The following table illustrates the specifics of the reorganization:

	Shares of the New Fund
Predecessor Fund	Issued to Shareholders of	New Fund	Combined	Tax Status
Net Assets	the Predecessor Fund	Net Assets	Net Assets	of Transfer
$16,456,664(1)	1,713,726	$16,456,664	$16,456,664	Non-taxable

(1)	Included accumulated realized gains and unrealized appreciation in the amounts of $3,437,805 and $1,625,651, respectively.

9).  EVENTS SUBSEQUENT TO YEAR-END

On December 8, 2014, a short-term capital gains distribution of $0.21469 per share and a long-term capital gains distribution of $0.69576 per share were declared and paid to shareholders of record on December 5, 2014.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Hennessy Funds Trust:

We have audited the accompanying statement of assets and liabilities of Hennessy Japan Small Cap Fund (the Fund), a series of Hennessy Funds Trust (formerly a series of Hennessy SPARX Funds Trust), including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 30, 2014

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund is set forth below.  The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-966-4354.

Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa	Trustee	Indefinite,	Mr. DeSousa is a real	16	Hennessy SPARX
Age: 78		until	estate investor.		Funds Trust;
Address:		successor			Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Robert T. Doyle	Trustee	Indefinite,	Mr. Doyle has been the	16	Hennessy SPARX
Age: 67		until	Sheriff of Marin County,		Funds Trust;
Address:		successor	California since 1996.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		January
1996
for the
Funds (or
Predecessor
Funds)

Gerald P. Richardson	Trustee	Indefinite,	Mr. Richardson is an	16	Hennessy SPARX
Age: 69		until	independent consultant		Funds Trust;
Address:		successor	in the securities industry.		Hennessy Mutual
c/o Hennessy		elected			Funds, Inc.; and
Advisors, Inc.					The Hennessy
7250 Redwood Blvd.		Served			Funds, Inc.
Suite 200		since
Novato, CA 94945		May 2004
for the
Funds (or
Predecessor
Funds)

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Number of
		Term of		Portfolios
		Office		in the	Other
		and		Fund	Directorships
	Position(s)	Length	Principal	Complex	(During Past
Name, Address,	Held with	of Time	Occupation(s)	Overseen	Five Years)(2)
and Age	the Fund	Served	During Past Five Years	by Trustee	Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1)	Chief	Trustee:	Mr. Hennessy has been	16	Hennessy
Age: 58	Investment	Indefinite,	employed by Hennessy		Advisors, Inc.
Address:	Officer,	until	Advisors, Inc., the Funds’		(current);
c/o Hennessy	Portfolio	successor	investment advisor, since		Hennessy SPARX
Advisors, Inc.	Manager,	elected	1989. He currently serves		Funds Trust;
7250 Redwood Blvd.	President,		as President, Chairman		Hennessy Mutual
Suite 200	Trustee	Served	and CEO of Hennessy		Funds, Inc.; and
Novato, CA 94945	and	since	Advisors, Inc.		The Hennessy
	Chairman	January			Funds, Inc.
	of the	1996
	Board	for the
Funds (or
Predecessor
Funds)

Officer:
1 year term

Served
since
June 2008
for the
Funds (or
Predecessor
Funds)

Teresa M. Nilsen(1)	Executive	1 year term	Ms. Nilsen has been	N/A	N/A
Age: 48	Vice		employed by Hennessy
Address:	President	Served	Advisors, Inc., the Funds’
c/o Hennessy	and	since	investment advisor, since
Advisors, Inc.	Treasurer	January	1989. She currently serves
7250 Redwood Blvd.		1996	as Executive Vice President,
Suite 200		for the	Chief Operations Officer,
Novato, CA 94945		Funds (or	Chief Financial Officer, and
		Predecessor	Secretary of Hennessy
		Funds)	Advisors, Inc.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.
(2)
Pursuant to an internal reorganization, the series of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”) and Hennessy SPARX Funds Trust (“HSFT”) were reorganized into series of Hennessy Funds Trust on February 28, 2014, which mirrored the corresponding series of HFMI, HFI and HSFT.  Subsequent to the reorganization, HFMI, HFI and HSFT were dissolved.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Daniel B. Steadman(1)	Executive	1 year term	Mr. Steadman has been employed by
Age: 58	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Secretary	Served since	investment advisor, since 2000.
c/o Hennessy Advisors, Inc.		March 2000	He currently serves as Executive
7250 Redwood Blvd.		for the Funds (or	Vice President and Chief Compliance
Suite 200		Predecessor Funds)	Officer of Hennessy Advisors, Inc.
Novato, CA 94945

Jennifer Cheskiewicz(1)	Senior	1 year term	Ms. Cheskiewicz has been employed by
Age: 37	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Chief	Served since	investment advisor, since June 2013.
c/o Hennessy Advisors, Inc.	Compliance	June 2013	She previously served as in-house
7250 Redwood Blvd.	Officer	for the Funds (or	counsel to Carlson Capital, L.P., an
Suite 200		Predecessor Funds)	SEC-registered investment advisor to
Novato, CA 94945			several private funds from February
2010 to May 2013. Prior to that, she
was an attorney with Gibson, Dunn &
Crutcher LLP from September 2005
through February 2010. She currently
serves as General Counsel of
Hennessy Advisors, Inc.

Brian Carlson(1)	Senior	1 year term	Mr. Carlson has been employed by
Age: 42	Vice President		Hennessy Advisors, Inc., the Funds’
Address:	and Head of	Served since	investment advisor, since
c/o Hennessy Advisors, Inc.	Distribution	December 2013	December 2013.
7250 Redwood Blvd.		for the Funds (or
Suite 200		Predecessor Funds)	Mr. Carlson was previously a
Novato, CA 94945			co-founder and principal of Trivium
Consultants, LLC from February 2011
through November 2013. Prior to that,
he was the Senior Managing Director
of NRP Financial, Inc. from August
2007 through February 2011.

David Ellison(1)	Portfolio Manager	1 year term	Mr. Ellison has served as Portfolio
Age: 56	and Senior		Manager of the Large Cap Financial
Address:	Vice President	Served since	Fund, the Small Cap Financial Fund,
c/o Hennessy Advisors, Inc.		October 2012	and the Technology Fund
101 Federal Street		for the Funds (or	since inception.
Suite 1900		Predecessor Funds)
Boston, MA 02110			Mr. Ellison previously served as Director,
CIO and President of FBR Advisers, Inc.
from December 1999 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

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Term of
Office
and
	Position(s)	Length	Principal
Name, Address,	Held with	of Time	Occupation(s)
and Age	the Fund	Served	During Past Five Years

Interested Persons

Brian Peery(1)	Portfolio Manager	1 year term	Mr. Peery has been a Portfolio Manager
Age: 45	and		of the Cornerstone Growth Fund,
Address:	Vice President	Served since	the Cornerstone Mid Cap 30 Fund, the
c/o Hennessy Advisors, Inc.		March 2003	Cornerstone Large Growth Fund, the
7250 Redwood Blvd.		as Vice President	Cornerstone Value Fund, the Total
Suite 200		for the Funds (or	Return Fund, and the Balanced Fund
Novato, CA 94945		Predecessor Funds)	since October 2014. From February
2011 through September 2014, he
		Served since	served as Co-Portfolio Manager of
		February 2011	the same funds.
as Co-Portfolio
		Manager	Mr. Peery has been employed by
		for the Funds (or	Hennessy Advisors, Inc., the Funds’
		Predecessor Funds)	investment advisor, since 2002.

Winsor (Skip) Aylesworth(1)	Portfolio Manager	1 year term	Mr. Aylesworth has been Portfolio
Age: 67	and		Manager of the Gas Utility Index Fund
Address:	Vice President	Served since	since 1998 and Portfolio Manager of
c/o Hennessy Advisors, Inc.		October 2012	the Technology Fund since inception.
101 Federal Street		for the Funds (or
Suite 1900		Predecessor Funds)	Mr. Aylesworth previously served as
Boston, MA 02110			Executive Vice President of The FBR
Funds from 1999 to October 2012.

Ryan Kelley(1)	Portfolio Manager	1 year term	Mr. Kelley has been a Portfolio Manager
Age: 42	and		of the Gas Utility Index Fund (formerly
Address:	Vice President	Served since	the FBR Gas Utility Index Fund), the
c/o Hennessy Advisors, Inc.		March 2013	Small Cap Financial Fund (formerly the
1340 Environ Way		for the Funds (or	FBR Small Cap Financial Fund), and the
Chapel Hill, NC 27517		Predecessor Funds)	Large Cap Financial Fund (formerly the
FBR Large Cap Financial Fund) since
October 2014. From March 2013
through September 2014, he served
as a Co-Portfolio Manager of the same
funds. Prior to that, he was a Portfolio
Analyst of the Hennessy Funds.

Mr. Kelley previously served as Portfolio
Manager of The FBR Funds from
January 2008 to October 2012.

(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Funds.

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Expense Example (Unaudited)
October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/14	10/31/14	5/1/14 – 10/31/14
Investor Class

Actual	$1,000.00	$1,083.50	$11.40

Hypothetical (5% return
before expenses)	$1,000.00	$1,014.27	$11.02

(1)	Expenses are equal to the Fund’s expense ratio of 2.17%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS                                                                                                           1-800-966-4354

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Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 15.55%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 100.00%.

For the Year Ended October 31, 2014, the Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Japan	366,966	36,697
	366,966	36,697

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Privacy Policy

We collect the following non-public personal information about you:

• information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

and

• information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

HENNESSY FUNDS                                                                                                           1-800-966-4354

33

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com | 1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  In August, the registrant amended its code of ethics to (1) revise certain procedural items related to the personal securities transactions template and (2) to remove the pre-clearance requirement for transactions in the Hennessy Funds within employees’ 401(k) accounts.  Then in December, the registrant amended its code of ethics to permit participants in any equity incentive plan of Hennessy Advisors, Inc. to elect to have Hennessy Advisors withhold shares of its common stock otherwise deliverable or vesting under an award to satisfy any tax obligations, even if the election occurs during a quiet period.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics, as amended to date, is filed herewith, along with an exhibit that shows the portions of the Code of Ethics that were amended, as discussed above.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the financial and business experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged the principal accountants to the Hennessy Funds, KPMG, LLP and Tait, Weller & Baker, LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountants that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountants for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountants to the Hennessy Funds.

	FYE 10/31/2014	FYE 10/31/2013
Audit Fees	$267,800	$296,800
Audit-Related Fees	-	-
Tax Fees	$58,200	$63,556
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the tax services referenced above were pre-approved in accordance with these policies and procedures.

The percentage of fees billed by KPMG, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2014	FYE 10/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2014	FYE 10/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountants’ hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountants.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountants for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountants’ independence and has concluded that the provision of such non-audit services by the accountants have not compromised the accountants’ independence.

Non-Audit Related Fees	FYE 10/31/2014	FYE 10/31/2013
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)(A) Code of ethics that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(1)(B) Amendments to code of ethics that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith, amended pages only.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Hennessy Funds Trust

By (Signature and Title)*        /s/Neil J. Hennessy
Neil J. Hennessy, President

Date:  January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Neil J. Hennessy
Neil J. Hennessy, President

Date:  January 6, 2015

By (Signature and Title)*        /s/Teresa M. Nilsen
Teresa M. Nilsen, Treasurer

Date:  January 6, 2015